Exhibit 10.2

Pursuant to 17 C.F.R. § 240.24b-2, confidential information (indicated by [***]) has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Document A133 TM — 2009

Standard Form of Agreement Between Owner and Construction Manager as Constructor where the basis of payment is the Cost of the Work Plus a Fee with a Guaranteed Maximum Price

AGREEMENT made as of the 28th day of January in the year 2011

BETWEEN the Owner:

(Name, legal status and address)

United Therapeutics Corporation

1040 Spring Street

Silver Spring, MD 20910

and the Construction Manager:

(Name, legal status and address)

DPR Construction, a General Partnership

2000 Aerial Center, Suite 109

Morrisville, NC 27560

for the following Project:

(Name and address or location)

Construction services in connection with the Phase II expansion of the Owner’s Administration/Laboratory/Manufacturing facility located in Research Triangle Park, NC, to include a GMP warehouse and manufacturing area, a day care facility and office space, and converting a portion of the existing facility, as more fully described on Exhibit A attached hereto.

The Architect:

(Name, legal status and address)

CRB- Consulting Engineering, Inc.

1255 Crescent Green, Suite 350

Cary, NC 27518

The Owner’s Designated Representative:

(Name, address and other information)

David S. Zaccardelli, Pharm.D.

EVP, Pharmaceutical Development & Operations

Chief Manufacturing Officer

United Therapeutics Corporation

55 TW Alexander Drive

Research Triangle Park, NC 27709

The Construction Manager’s Designated Representative:

(Name, address and other information)

Jeffrey B. Vertucci

Regional Manager — Mid Atlantic

ADDITIONS AND DELETIONS: The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

AIA Document A201 TM–2007, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

Init.

AIA Document A133TM — 2009 (formerly A121TMCMc — 2003). Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:51:40 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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DPR Construction, a General Partnership

2941 Fairview Park Drive, Suite 600

Falls Church, VA 22042

The Architect’s Designated Representative:

(Name, address and other information)

Bill Mahle

CRB-Consulting Engineering, Inc.

1255 Crescent Green, Suite 350

Cary, NC 27518

The Owner and Construction Manager agree as follows.

Init.

AIA Document A133TM — 2009 (formerly A121TMCMc — 2003). Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:51:40 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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TABLE OF ARTICLES

1                 GENERAL PROVISIONS

2                 CONSTRUCTION MANAGER’S RESPONSIBILITIES

3                 OWNER’S RESPONSIBILITIES

4                 COMPENSATION AND PAYMENTS FOR PRECONSTRUCTION PHASE SERVICES

5                 COMPENSATION FOR CONSTRUCTION PHASE SERVICES

6                 COST OF THE WORK FOR CONSTRUCTION PHASE

7                 PAYMENTS FOR CONSTRUCTION PHASE SERVICES

8                 INSURANCE AND BONDS

9                 DISPUTE RESOLUTION

10          TERMINATION OR SUSPENSION

11          MISCELLANEOUS PROVISIONS

12          SCOPE OF THE AGREEMENT

ARTICLE 1           GENERAL PROVISIONS

§ 1.1 The Contract Documents

The Contract Documents consist of this Agreement and all Exhibits attached hereto and Modifications issued after execution of this Agreement, all of which form the Contract and are as fully a part of the Contract as if attached to this Agreement or repeated herein. Upon the Owner’s acceptance of the Construction Manager’s Guaranteed Maximum Price proposal, the Contract Documents will also include the documents described in Section 2.2.3 and identified in the Guaranteed Maximum Price Amendment and revisions prepared by the Architect and furnished by the Owner as described in Section 2.2.8. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. If anything in the other Contract Documents, other than a Modification, is inconsistent with this Agreement, this Agreement shall govern.

§ 1.2 Relationship of the Parties

The Construction Manager accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to cooperate with the Architect and exercise the Construction Manager’s skill and judgment in furthering the interests of the Owner; to furnish efficient construction administration, management services and supervision; to furnish at all times an adequate supply of workers and materials; and to perform the Work in an expeditious and economical manner consistent with the Owner’s interests. The Owner agrees to furnish or approve, in a timely manner, information required by the Construction Manager and to make payments to the Construction Manager in accordance with the requirements of the Contract Documents.

§ 1.3 General Conditions

For the Preconstruction Services, AIA Document A201 TM–2007, General Conditions of the Contract for Construction, as modified and as attached hereto as Exhibit B (the “General Conditions”) shall apply only as specifically provided in this Agreement. For the Construction Services, whether performed during the Preconstruction Phase or the Construction Phase, the General Conditions shall apply in all cases. The term “Contractor” as used in the General Conditions shall mean the Construction Manager. The term “Contract Sum” as used in the General Conditions hall mean “Guaranteed Maximum Price” as defined herein. Any reference in the General Conditions to costs to be borne by the Contractor (or Work to be carried out at the Contractor’s expense) shall be reimbursable to the Construction Manager as a Cost of the Work to the extent permitted by the provisions of this Agreement.

Init.

AIA Document A133TM — 2009 (formerly A121TMCMc — 2003). Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:51:40 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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ARTICLE 2           CONSTRUCTION MANAGER’S RESPONSIBILITIES

The Construction Manager’s Preconstruction Phase responsibilities are set forth in Sections 2.1 and 2.2. The Construction Manager’s Construction Phase responsibilities are set forth in Section 2.3. The Owner and Construction Manager may agree for the Construction Phase to commence prior to completion of the Preconstruction Phase, in which case, both phases will proceed concurrently.

The Construction Manager shall furnish only skilled and properly trained staff for the performance of the Work. The key members of the Construction Manager’s staff shall be persons listed in Exhibit G attached hereto. As part of the Guaranteed Maximum Price Amendment (hereinafter defined) the Construction Manager shall supplement Exhibit G with the key members of its consultants’ staff who shall be reasonably acceptable to the Owner. Such key members of the Construction Manager’s staff and consultants’ staff: (i) shall be dedicated to the Project on the approximate percentage basis set forth in Exhibit G, unless the Owner and the Construction Manager agree otherwise in writing, and (ii) shall not be changed without the written consent of the Owner, which consent shall not be unreasonably withheld or delayed, unless such personnel become unable to perform any required duties due to death, disability or termination of employment with the Construction Manager by such personnel, in which case the Owner’s consent shall not be required. The Construction Manager acknowledges and agrees that the designation and dedication of such key personnel and their availability to work on this Project will be a material inducement to the Owner in signing the Guaranteed Maximum Price Amendment. The Owner and the Construction Manager shall agree on mutually acceptable substitute personnel, if any. The Owner may require that the Construction Manager remove and replace personnel reasonably unacceptable to the Owner.

The Construction Manager shall comply with the requirements and restrictions contained in the documents listed in Exhibit F attached hereto.

§ 2.1 Preconstruction Phase

§ 2.1.1 The Construction Manager shall provide a preliminary evaluation of the Owner’s program, schedule and construction budget requirements, each in terms of the other.

§ 2.1.2 Consultation

The Construction Manager shall schedule and conduct weekly meetings with the Architect and Owner to discuss such matters as procedures, progress, coordination, and scheduling of the Work. The Construction Manager shall advise the Owner and the Architect on proposed site use and improvements, selection of materials, and building systems and equipment. The Construction Manager shall also provide recommendations consistent with the Project requirements to the Owner and Architect on constructability; availability of materials and labor and actions designed to minimize adverse effects of labor or material shortages; time requirements for procurement, installation and construction; and factors related to construction cost including, but not limited to, costs of alternative designs or materials, preliminary budgets, life-cycle data, and possible cost reductions.

§ 2.1.3 The Construction Manager hereby acknowledges the preliminary Project Schedule prepared by the Owner, a copy of which is attached hereto as Exhibit E, and agrees that all schedules prepared by the Construction Manager shall be consistent therewith, except as otherwise approved by the Owner in its sole discretion. When updates to the Project Schedule are approved by the Owner, such updates shall replace the then current Project Schedule set forth in Exhibit H. The Construction Manager, in consultation with the Owner, shall periodically update the Project Schedule for the Architect’s review and the Owner’s approval. The Construction Manager shall obtain the Owner’s and the Architect’s approval to any change to the portion of the Project Schedule relating to the performance of the Architect’s services. The Construction Manager shall coordinate and integrate the Project Schedule with the services and activities of the Owner, the Architect and the Construction Manager. As design proceeds, the Project Schedule shall be updated (not less than monthly) to indicate proposed activity sequences and durations, milestone dates for receipt and approval of pertinent information, submittal of a Control Budget and Guaranteed Maximum Price proposal (each as defined below), preparation and processing of shop drawings and samples, delivery of materials or equipment requiring long-lead-time procurement, Owner’s occupancy requirements showing portions of the Project having occupancy priority, and the proposed date of Substantial Completion. If Project Schedule updates indicate that the milestones set forth in previously approved Project Schedules may not be met, the Construction Manager shall make appropriate recommendations in writing to the Owner and the Architect.

Init.

AIA Document A133TM — 2009 (formerly A121TMCMc — 2003). Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:51:40 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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§ 2.1.4 Phased Construction

The Construction Manager shall provide recommendations with regard to accelerated or fast-track scheduling, procurement, or phased construction. The Construction Manager shall take into consideration cost reductions, cost information, constructability, overall coordination of the Work, trade jurisdictions, provisions for temporary facilities and procurement and construction scheduling issues.

§ 2.1.5 Preliminary Cost Estimates

§ 2.1.5.1 Based on the preliminary design and other design criteria prepared by the Architect, the Construction Manager shall prepare preliminary estimates of the Cost of the Work or the cost of program requirements using area, building type, volume and similar conceptual estimating techniques, as appropriate, for the Architect’s review and Owner’s approval. If the Architect or Construction Manager suggest alternative materials and systems, the Construction Manager shall provide cost evaluations of those alternative materials and systems.

§ 2.1.5.2 The Schematic Design Documents have been completed. During the progress of the Design Development and Construction Documents, the Construction Manager shall prepare and update, at appropriate intervals agreed to by the Owner, Construction Manager and Architect, or otherwise as set forth in the Project Schedule, estimates of the Cost of the Work of increasing detail and refinement and allowing for the further development of the design until such time as the Owner and Construction Manager agree on a Guaranteed Maximum Price for the Work. Such estimates shall be provided for the Architect’s review and the Owner’s approval. The Construction Manager shall inform the Owner and Architect when estimates of the Cost of the Work exceed the latest approved Project budget and make recommendations for corrective action.

§ 2.1.5.3 Attached hereto as part of Exhibit C is a budget for the Work (the “Control Budget”). During the preparation of the Construction Documents, the Construction Manager shall update and refine this estimate at least monthly, or as otherwise reasonably requested by the Owner. In addition, the Construction Manager shall make formal detailed presentations to Owner and the Architect and update the Control Budget for each of the base building work and fit-out work when (1) the Design Development Documents are complete, and (2) substantially all subcontractor bids have been received by the Construction Manager. Such presentations shall include a detailed explanation of the basis for the Control Budget, including, but not limited to, any allowances included therein, constructability review and value engineering alternatives. After the Design Development Phase, the Construction Manager shall review proposed design refinements for their impact on the Control Budget and shall recommend alternative construction materials, systems, or sequences if required to maintain the Control Budget and preliminary Project Schedule, or otherwise desirable. The Construction Manager shall regularly meet with the Architect and the Owner throughout the Preconstruction Phase to evaluate and make recommendations on the following: (1) site use and improvements, (2) impact of Owner-requested modifications, if any, (3) building materials and mechanical and electrical systems selection and fill/finish equipment selection, (4) construction feasibility, (5) time factors for procurement, installation and construction completion, (6) factors influencing construction cost and possible economies, and (7) alternative designs and other “value engineering” suggestions. Throughout the Preconstruction Phase, the Construction Manager shall provide “value engineering” services consisting of a review of the cost, quality and schedule influences of proposed building materials, systems and construction methods as well as equipment needs relative to design objectives in order to identify options for obtaining optimal values for the Owner. Particular factors evaluated shall include, but not be limited to, overall construction cost, initial vs. life-cycle cost, alternative materials and equipment and methods of construction, impacts on related trades and building systems, major cost variables and risks, impact on local manpower and schedule, local availability of systems, materials, and equipment, ability of components to interact with other building components, no overlap in sub-pricing or specifications, regulatory considerations, and environmental impact. The Owner acknowledges that the Construction Manager is in no way providing professional services which constitute the practice of architecture or engineering, except to the extent the scope of Work includes design-build services.

§ 2.1.5.4 If any revised Control Budget for the Work exceeds the Cost of Work indicated in previous submissions of the Control Budget, the Construction Manager shall make appropriate recommendations regarding modifications necessary to maintain the Control Budget to the Owner and the Architect, and a new scope and/or Control Budget shall be developed based on any accepted recommendations, except as otherwise approved in writing by Owner.

§ 2.1.6 Subcontractors and Suppliers

The Construction Manager shall canvass the market to determine bidding interest and shall carry out an active program to develop bidders’ interest in the Project. The Construction Manager shall prepare a bidder’s list for the

Init.

AIA Document A133TM — 2009 (formerly A121TMCMc — 2003). Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:51:40 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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review and approval of the Owner prior to commencement of the Construction Documents phase and again prior to submission of the Guaranteed Maximum Price proposal. The Owner or Architect may suggest other names to be included in such list. If interest is lacking among potential subcontractors ad it appears that competition will be inadequate, the Construction Manager shall, upon the Owner’s request, identify possible reasons and/or recommend possible strategies for expanding the competition. The Architect will promptly reply in writing to the Construction Manager if the Architect or the Owner know of any objection to such subcontractor or supplier. The receipt of such list shall not require the Owner or Architect to investigate the qualifications of proposed subcontractors or suppliers, nor shall it waive the right of the Owner or Architect later to object to or reject any proposed subcontractor or supplier. The Construction Manager shall timely conduct a market study to determine the local market area labor conditions that may affect the Project in sufficient time for the design team to incorporate the results of the survey into the Construction Documents.

§ 2.1.7 The Construction Manager shall prepare, for the Architect’s review and the Owner’s acceptance, a procurement schedule for items that must be ordered well in advance of construction. The Construction Manager shall expedite and coordinate the ordering and delivery of materials that must be ordered well in advance of construction. If the Owner agrees to procure any items prior to the establishment of the Guaranteed Maximum Price, the Owner shall procure the items on terms and conditions acceptable to the Construction Manager or, at the Owner’s direction, the Construction Manager shall procure such items on terms and conditions satisfactory to the Owner. Upon the establishment of the Guaranteed Maximum Price, the Owner shall assign any contracts it entered into for these items to the Construction Manager and the Construction Manager shall thereafter accept responsibility for them. In the event the Owner and the Construction Manager do not agree to a Guaranteed Maximum Price and this Contract is terminated, the Construction Manager shall assign any contracts it entered into for these items to the Owner and the Owner shall thereafter accept responsibility for them.

§ 2.1.8 The Construction Manager shall draft all invitations or solicitations to bid for the Work, and shall assemble the solicitation packages with the Owner’s prior written approval. The Construction Manager shall ensure that the drawings and specifications included in the bid packages are complete and up to date, and shall include an appropriate subcontract form approved by the owner for inclusion in the solicitation. The Construction Manager shall ensure that the final solicitation package includes all accepted comments, changes, and corrections from the final design review.

§ 2.1.9 The Owner will review and the Owner will endeavor to approve in writing five (5) pre-qualified bidders (but not less than three [3]) for each package. In the event that the Construction Manager intends to perform any of the Work with its own forces, the Construction Manager shall notify the Owner of such desire to self-perform such portion of the Work. Upon the Owner’s approval, the Construction Manager shall be deemed a pre-qualified bidder for such portion of the Work. The Construction Manager shall only be entitled to self-perform Work if it can demonstrate to the Owner that such Work will be performed on terms and conditions at least equal to those which would apply in a fully competitive bid environment. Such self-performed Work, if approved, may, at the election of the Owner, be subject to either a guaranteed maximum price or lump sum price, within the Guaranteed Maximum Price for the entire Work.

§ 2.1.10 The Construction Manager shall review all accepted bids for completeness, responsiveness, scope overlaps and omissions, prepare a record of bidding and a detailed bid analysis, and recommend to the Owner those Subcontractors, separate contractors, and suppliers necessary and sufficient to provide a completed and fully operational Project in accordance with the Contract Documents and the Control Budget. At least three (3) responsive bids must be received from qualified and responsible Subcontractors in each trade. The Owner reserves the right to be present during the subcontractor bid and clarification process, and shall have the right to review all bids. The Construction Manager shall review all Subcontractors’ proposed substitutions for suitability and cost effectiveness, and shall make corresponding recommendations to the Owner. The Construction Manager shall work closely with the Owner and the Architect to identify potential areas of cost savings that can be achieved, and shall negotiate all final subcontracts in the Owner’s best interests.

§ 2.1.11 Extent of Responsibility

The Construction Manager shall exercise reasonable care in preparing schedules and estimates. The Construction Manager, however, does not warrant or guarantee estimates and schedules except as may be included as part of the Guaranteed Maximum Price or Project Schedule. The Construction Manager is not required to ascertain that the Drawings and Specifications are in accordance with applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities, but the Construction Manager shall promptly report to the Architect and Owner

Init.

AIA Document A133TM — 2009 (formerly A121TMCMc — 2003). Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:51:40 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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any nonconformity discovered by or made known to the Construction Manager as a request for information in such form as the Architect may require. Obligations of the Construction Manager with respect to errors, omissions and ambiguities in the Contract Documents after agreement on the Guaranteed Maximum Price are as set forth in the General Conditions.

§ 2.1.12 Notices and Compliance with Laws

The Construction Manager shall comply with applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities applicable to its performance under this Contract, and with equal employment opportunity programs, and other programs as may be required by governmental and quasi governmental authorities for inclusion in the Contract Documents.

§ 2.1.13 Design Review

Without limiting the responsibilities of the Architect, the Construction Manager shall assist the Owner and the Architect during the design phase by continually assisting with the coordination of design development, performing design constructability reviews, assisting with problem resolution, performing schedule control, identifying conflicts and keeping the Owner apprised of the design status at all times. Constructability reviews shall include, without limitation, review of the Contract Documents to discover any non-constructable or impractical construction details, or conflicts between the trades.

§ 2.1.14 Review of Submittals

The Construction Manager shall review all project team submittals for constructability and/or errors, omissions, and accuracy. In addition, the Construction Manager shall participate in Project reviews as reasonably requested by the Owner, and review as reasonably requested by the Owner, and review Construction Documents prepared by the Architect as they are developed, and when they are ready for printing. The Construction Manager shall provide written comments on all design submittals within ten (10) days after submittal.

§ 2.1.15 Cost Control and Reporting

During the pre-construction phase, the Construction Manager shall monitor regularly the Control Budget for the Project, including construction, general conditions and fees, and any other Project-associated costs. The Construction Manager shall advise the Owner immediately whenever a cost category estimate is tending to exceed funds budgeted. All cost control and reporting is to be based on data developed independently by the Construction Manager, separate from that of the Architect.

§ 2.1.16 Coordination of Contract Documents

In addition to the foregoing, the Construction Manager shall review the Architect’s drawings and specifications at (a) completion of Design Development Documents, (b) completion of documents necessary to obtain a building permit (“Permit Documents”), and (c) completion of Construction Documents for constructability, and conformance with the assumptions of the Control Budget and the Guaranteed Maximum Price, when established, and recommend alternate solutions when the design as developed affects schedule or construction feasibility.

§ 2.1.17 Reporting Requirements

The Construction Manager shall prepare and maintain a Change Estimate Log, Change Order Log, Cost-to-Complete Budget, and Cost Status Report, a Contract Document s Log and a Shop Drawing/Submittal Log (each to be reviewed on a monthly basis). In addition, the Construction Manager shall prepare a Request for Information (RFI) Log and Open Issues and Nonconforming Issues Log each to be reviewed at weekly meetings with the Owner.

(Paragraphs deleted)

§ 2.2 Guaranteed Maximum Price Proposal and Contract Time

§ 2.2.1 At a time to be mutually agreed upon by the Owner and the Construction Manager (or otherwise to the extent set forth in the Project Schedule), the Construction Manager shall prepare a Guaranteed Maximum Price proposal for the Owner’s review and acceptance. The Guaranteed Maximum Price in the proposal shall be the sum of the Construction Manager’s estimate of the Cost of the Work, including contingencies described in Section 2.2.4, and the Construction Manager’s Fee. To the extent that General Conditions Costs or other cost items are set forth in Exhibit C attached hereto, the Guaranteed Maximum Price proposal shall not exceed the amounts set forth in Exhibit C. In no event shall the Guaranteed Maximum Price set forth in the proposal exceed the Control Budget, as such Control Budget may have been revised in accordance with the written approval of the Owner.

Init.

AIA Document A133TM — 2009 (formerly A121TMCMc — 2003). Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:51:40 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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§ 2.2.2 To the extent that the Drawings and Specifications referenced in the Guaranteed Maximum Price proposal are anticipated to require further development by the Architect, the Construction Manager shall provide in the Guaranteed Maximum Price for such further development consistent with the Contract Documents and reasonably inferable therefrom. Such further development does not include such things as changes in scope, systems, kinds and quality of materials, finishes or equipment, all of which, if required, shall be incorporated by Change Order.

§ 2.2.3 The Construction Manager shall include with the Guaranteed Maximum Price proposal a written statement of its basis, which shall include the following:

.1              A list of the Drawings and Specifications, including all Addenda thereto, and the Conditions of the Contract;

.2              A list of the clarifications and assumptions made by the Construction Manager in the preparation of the Guaranteed Maximum Price proposal, including assumptions under Section 2.2.2, to supplement the information provided by the Owner and contained in the Drawings and Specifications;

.3              A statement of the proposed Guaranteed Maximum Price, including a statement of the estimated Cost of the Work organized by trade categories or systems, allowances, General Conditions Costs (referenced in Section 2.2.5),Contingency (referenced in Section 2.2.4), other guaranteed line items and the Construction Manager’s Fee (which shall not be greater than the amount set forth therefor in Exhibit C);

.4              The anticipated date or dates of Substantial Completion upon which the proposed Guaranteed Maximum Price is based (which shall be no later than the date(s) set forth in Exhibit H); and

.5              A date by which the Owner must accept the Guaranteed Maximum Price, which shall be no earlier than sixty (60) days after submission of the Guaranteed Maximum Price proposal.

§ 2.2.4 In preparing the Construction Manager’s Guaranteed Maximum Price proposal, the Construction Manager shall include its contingency for the Construction Manager’s exclusive use (“Contingency”). It is understood that the Contingency line item is to cover costs and expenses of the Construction Manager incurred as a result of unforeseen or unanticipated events or circumstances; provided, however, any such cost or expense must otherwise be reimbursable as a Cost of the Work hereunder. The Construction Manager may transfer amounts from the Contingency line item to other line items (other than the line items for General Conditions Costs, Construction Manager’s Fee and other guaranteed line items), and may transfer amounts from other line items to the Contingency line item, with the prior written consent of the Owner, such consent not to be unreasonably withheld.

§ 2.2.5 The Cost of the Work portion of the Guaranteed Maximum Price shall contain a line item entitled “General Conditions Costs.” A breakdown of the items comprising General Conditions Costs is set forth in Exhibit C. Exhibit C also states the value of General Conditions Costs to be established, set forth as a percentage of other items of Cost of the Work. As part of the Guaranteed Maximum Price proposal, the Construction Manager shall submit a dollar value for the General Conditions Costs based on the percentage set forth in Exhibit C. Notwithstanding anything in the Contract Documents to the contrary, the total cost of the General Conditions Costs shall be the maximum amount therefor set forth in Exhibit C (based on the assumptions set forth therein). , and shall be adjusted only to the extent (a) approved in writing by the Owner; or (b) pursuant to Article 7 of the General Conditions. [The General Conditions Cots shall be paid as incurred, but in no event greater than a prorated share based on the Contract Time.

§ 2.2.6 The Construction Manager shall meet with the Owner and Architect to review the Guaranteed Maximum Price proposal. In the event that the Owner and Architect discover any inconsistencies or inaccuracies in the information presented, they shall promptly notify the Construction Manager, who shall make appropriate adjustments to the Guaranteed Maximum Price proposal, its basis, or both. During such time period, at the election of the Owner, all allowance items shall be converted to line items with the Guaranteed Maximum Price.

§ 2.2.7 If the Owner notifies the Construction Manager that the Owner has accepted the Guaranteed Maximum Price proposal in writing before the date specified in the Guaranteed Maximum Price proposal, the Guaranteed Maximum Price proposal shall be deemed effective without further acceptance from the Construction Manager. Following acceptance of a Guaranteed Maximum Price, the Owner and Construction Manager shall execute the Guaranteed Maximum Price Amendment amending this Agreement, a copy of which the Owner shall provide to the Architect. The Guaranteed Maximum Price Amendment shall set forth the agreed upon Guaranteed Maximum Price with the information and assumptions upon which it is based.

Init.

AIA Document A133TM — 2009 (formerly A121TMCMc — 2003). Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:51:40 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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§ 2.2.8 The Construction Manager shall not incur any cost to be reimbursed as part of the Cost of the Work prior to the commencement of the Construction Phase, unless the Owner provides prior written authorization for such costs.

§ 2.2.9 The Owner may authorize the Architect to provide the revisions to the Drawings and Specifications to incorporate the agreed-upon assumptions and clarifications contained in the Guaranteed Maximum Price Amendment. The Owner shall promptly furnish those revised Drawings and Specifications to the Construction Manager as they are revised. The Construction Manager shall notify the Owner and Architect of any inconsistencies between the Guaranteed Maximum Price Amendment and the revised Drawings and Specifications.

§ 2.2.10 The Construction Manager shall include in the Guaranteed Maximum Price all sales, consumer, use and similar taxes for the Work provided by the Construction Manager that are legally enacted, whether or not yet effective, at the time the Guaranteed Maximum Price Amendment is executed. To the extent any tax exemptions are available to the Owner, the Owner shall so advise the Construction Manager prior to preparation of the Guaranteed Maximum Price proposal so that such tax exemptions are taken into account in determining the Guaranteed Maximum Price.

§ 2.3 Construction Phase

§ 2.3.1 General

§ 2.3.1.1 For purposes of Section 8.1.2 of the General Conditions, the date of commencement of the Work shall mean the date of commencement of the Construction Phase as set forth in a written notice to proceed issued by the Owner.

(Paragraph deleted)

§ 2.3.2 Administration

§ 2.3.2.1 Those portions of the Work that the Construction Manager does not customarily perform with the Construction Manager’s own personnel shall be performed under subcontracts or by other appropriate agreements with the Construction Manager. The Construction Manager shall not be entitled to self-perform trade work (“Self-Performed Work”) without the consent of the Owner, after the Construction Manager demonstrates to the satisfaction of the Owner that the Self-Performed Work shall be performed on terms and conditions at least equal to that available if such Work was performed by Subcontractors or suppliers, including, but not limited to, providing payment and performance bonds. The Owner may designate specific persons from whom, or entities from which, the Construction Manager shall obtain bids. The Construction Manager shall obtain bids from Subcontractors and from suppliers of materials or equipment fabricated especially for the Work and shall deliver such bids to the Architect and the Owner. The Owner shall then determine, with the advice of the Construction Manager and the Architect, which bids will be accepted. The Construction Manager shall not be required to contract with anyone to whom the Construction Manager has reasonable objection.

§ 2.3.2.2 If the Guaranteed Maximum Price has been established and when a specific bidder (1) is recommended to the Owner by the Construction Manager, (2) is qualified to perform that portion of the Work, and (3) has submitted a bid that conforms to the requirements of the Contract Documents without reservations or exceptions, but the Owner requires that another bid be accepted, then the Construction Manager may require that a Change Order be issued to adjust the Contract Time and the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Construction Manager and the amount and time requirement of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

§ 2.3.2.3 Subcontracts or other agreements shall conform to the applicable payment provisions of this Agreement, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner. If the Subcontract is awarded on a cost-plus a fee basis, the Construction Manager shall provide in the Subcontract for the Owner to receive the same audit rights with regard to the Subcontractor as the Owner receives with regard to the Construction Manager in Section 6.11 below.

§ 2.3.2.4 If the Construction Manager intends to solicit a bid from a “related party” according to Section 6.10, then the Construction Manager shall promptly notify the Owner in writing of such relationship and if the Construction Manager recommends such related party, the Construction Manager shall, with such recommendation, notify the Owner of the specific nature of the contemplated transaction, according to Section 6.10.2.

§ 2.3.2.5 The Construction Manager shall schedule and conduct meetings to discuss such matters as procedures, progress, coordination, scheduling, and status of the Work. The Construction Manager shall prepare and promptly

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AIA Document A133TM — 2009 (formerly A121TMCMc — 2003). Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:51:40 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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distribute minutes to the Owner and Architect no later than three business days following each meeting. During the Construction phase, meetings shall be held weekly.

§ 2.3.2.6 Upon the execution of the Guaranteed Maximum Price Amendment, the Construction Manager shall prepare and submit to the Owner and Architect a construction schedule for the Work and submittal schedule in accordance with Section 3.10 of the General Conditions and the other provisions of the Contract Documents. .

§ 2.3.2.7 The Construction Manager shall record the progress of the Project. On a monthly basis, or more frequently as reasonably requested by the Owner, the Construction Manager shall submit written progress reports to the Owner and Architect, showing percentages of completion and other information required by the Owner. The Construction Manager shall also keep, and make available to the Owner and Architect, a daily log containing a record for each day of weather, portions of the Work in progress, number of workers on site, identification of equipment on site, problems that might affect progress of the work, accidents, injuries, and other information required by the Owner.

§ 2.3.2.8 The Construction Manager shall develop a system of cost control for the Work, including regular monitoring of actual costs for activities in progress and estimates for uncompleted tasks and proposed changes. The Construction Manager shall identify variances between actual and estimated costs and report the variances to the Owner and Architect and shall provide this information in its monthly reports to the Owner and Architect, in accordance with Section 2.3.2.7 above.

§ 2.3.2.8 Notwithstanding anything in the Construction Manager’s subcontract form, short form subcontract form or purchase order form, the Construction Manager is not entitled to offset amounts due to Subcontractors and/or suppliers from the Construction Manager on this Project against any liabilities of Subcontractors and/or suppliers to the Construction Manger on other projects.

§ 2.4 Professional Services

Section 3.12.10 of the General Conditions shall apply to both the Preconstruction and Construction Phases.

§ 2.5 Hazardous Materials

Section 10.3 of the General Conditions shall apply to both the Preconstruction and Construction Phases.

§ 2.6 Liquidated Damages

The parties acknowledge that as of the date of execution of the Guaranteed Maximum Price Amendment, it will be extremely difficult to ascertain with accuracy the extent of the actual damages that the Owner would suffer as a result of any delay in achieving the date(s) of Substantial Completion of the Work set forth in the Guaranteed Maximum Price Amendment, as such date(s) may be adjusted in accordance with the provisions of this Contract. Therefore, in the event the Construction Manager does not achieve Substantial Completion of the Work by the date(s) specified in the Guaranteed Maximum Price Amendment, as such date(s) may be adjusted pursuant to the provisions of the Contract Documents, the Construction Manager shall pay the Owner, as liquidated damages and not as a penalty, the following amounts for each day the actual date(s) of Substantial Completion of the Work exceeds the scheduled date(s) of Substantial Completion.

First 30 days	$7,500 per day
All days thereafter	$10,000 per day

Such liquidated damages are hereby agreed to be a reasonable pre-estimate of damages the Owner will incur as a result of a delay in Substantial Completion of the Work due to the fault of the Construction Manager.

ARTICLE 3           OWNER’S RESPONSIBILITIES

§ 3.1 Information and Services Required of the Owner

§ 3.1.1 The Owner shall provide information with reasonable promptness, regarding requirements for and limitations on the Project, including a written program which shall set forth the Owner’s objectives, constraints, and criteria, including schedule, space requirements and relationships, flexibility and expandability, special equipment, systems sustainability and site requirements.

§ 3.1.2 As a condition to the Construction Manager’s obligation to execute the Guaranteed Maximum Price Amendment, the Construction Manager may request in writing that the Owner provide reasonable evidence that the

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AIA Document A133TM — 2009 (formerly A121TMCMc — 2003). Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:51:40 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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Owner has made financial arrangements to fulfill the Owner’s obligations under the Contract as more fully discussed in Section 2.2.1 of the General Conditions.

§ 3.1.3 The Owner shall establish and periodically update the Owner’s budget for the Project, including (1) the budget for the Cost of the Work as defined in Section 6.1.1, (2) the Owner’s other costs, and (3) reasonable contingencies related to all of these costs. If the Owner significantly increases or decreases the Owner’s budget for the Cost of the Work, the Owner shall notify the Construction Manager and Architect. The Owner and the Architect, in consultation with the Construction Manager, shall thereafter agree to a corresponding change in the Project’s scope and quality.

§ 3.1.4 Structural and Environmental Tests, Surveys and Reports. During the Preconstruction Phase, the Owner shall furnish the following information with reasonable promptness. The Owner shall also furnish any other information under the Owner’s control and relevant to the Construction Manager’s performance of the Work with reasonable promptness after receiving the Construction Manager’s written request for such information or services. The Construction Manager shall be entitled to rely on the accuracy of information furnished by the Owner but shall exercise proper precautions relating to the safe performance of the Work.

§ 3.1.4.1 The Owner shall furnish tests, inspections and reports required by law and as otherwise agreed to in writing by the parties, such as structural, mechanical, and chemical tests, tests for air and water pollution, and tests for hazardous materials.

§ 3.1.4.2 The Owner shall furnish a legal description of the site and any other information in the Owner’s possession regarding the site and existing conditions thereon..

§ 3.1.4.3 Not used.

§ 3.1.4.4 During the Construction Phase, the Owner shall furnish information required of the Owner under this Section 3.1.4 with reasonable promptness.

§ 3.2 Owner’s Designated Representative

The Owner’s designated representative is identified on the first page of this Agreement. The Owner’s Designated Representative has full authority to act on behalf of the Owner. The Owner’s Designated Representative shall have no personal liability to the Construction Manager, and the Construction Manager acknowledges and agrees that it shall look solely to the Owner with respect to all claims relating to the Project. The Architect is not authorized to make decisions on behalf of the Owner.

(Paragraphs deleted)

ARTICLE 4   COMPENSATION AND PAYMENTS FOR PRECONSTRUCTION PHASE SERVICES

§ 4.1 Compensation

§ 4.1.1 For the Construction Manager’s Preconstruction Phase services, the Owner shall compensate the Construction Manager as follows: See Exhibit C

(Paragraphs deleted)

§ 4.2 Payments

§ 4.2.1 Based upon Applications for Payment submitted to the Owner, the Owner shall make progress payments on account of the Preconstruction Services to the Construction Manager as provided below and elsewhere in the Contract Documents.

§ 4.2.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month. The Construction Manager shall submit to the Owner and the Architect its Application for Payment not later than the last business day of the month. Provided that an Application for Payment is received by the Owner and the Architect not later than five (5) days after the last business day of a month, the Owner shall make payment to the Construction Manager not later than the last business day of the following month. If an Application for Payment is received by the Owner and the Architect after five (5) days after the last business day of a month, the Owner shall have no obligation to pay the Construction Manager until the next payment cycle, but the Owner shall endeavor to pay the Construction Manager within thirty (30) days of the date submitted. Undisputed amounts unpaid thirty (30) days after the due date set forth above shall bear interest at the rate entered below:

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AIA Document A133TM — 2009 (formerly A121TMCMc — 2003). Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:51:40 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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Prime rate as published by the Wall Street Journal from time to time, plus one percent (1%) per annum.

§ 4.2.3 Exhibit C sets forth the compensation for Preconstruction services to be performed by the Construction Manager. Each invoice for Preconstruction services shall not be greater than an amount which, when taken together with prior payments, bears the same ratio to the total amount payable on account of Preconstruction \services as the Preconstruction services performed bears to the total anticipated required Preconstruction services. In the event the Contract is terminated prior to execution of the Guaranteed Maximum Price Amendment, , the amount set forth in Exhibit C for Preconstruction services shall be the total amount payable by the Owner to the Construction Manager on account of Preconstruction Services (excepting payment for construction services authorized in writing prior to execution of the Guaranteed Maximum Price Amendment). In the event the Guaranteed Maximum Price Amendment is executed, all amounts paid for Preconstruction Services shall be deemed to be part of the General Conditions Costs included in the Guaranteed Maximum Price.

ARTICLE 5   COMPENSATION FOR CONSTRUCTION PHASE SERVICES

§ 5.1 For the Construction Manager’s performance of the Work as described in Section 2.3, the Owner shall pay the Construction Manager the Contract Sum in current funds for the Construction Manager’s performance of the Contract. The Contract Sum is the Cost of the Work as defined in Section 6.1.1 plus the Construction Manager’s Fee.

§ 5.1.1 The Construction Manager’s Fee:

(Paragraphs deleted)

See Exhibit C

§ 5.1.2 The method of adjustment of the Construction Manager’s Fee for changes in the Work: See Article 7 of the General Conditions.

§ 5.1.3 Limitations, if any, on a Subcontractor’s overhead and profit for increases in the cost of its portion of the Work: See Article 7 of the General Conditions.

§ 5.1.4 Rental rates for Construction Manager-owned equipment shall not exceed eighty five percent (85%) of the standard rate paid at the place of the Project.

§ 5.1.5 Unit prices, if any:

(Paragraphs deleted)

to be set forth in the Guaranteed Maximum Price Amendment.

(Table deleted)

§ 5.2 Guaranteed Maximum Price

§ 5.2.1 The Construction Manager guarantees that the Contract Sum shall not exceed the Guaranteed Maximum Price set forth in the Guaranteed Maximum Price Amendment, as it is amended from time to time. To the extent the Cost of the Work plus the Construction Manager’s Fee exceeds the Guaranteed Maximum Price, the Construction Manager shall bear such costs in excess of the Guaranteed Maximum Price without reimbursement or additional compensation from the Owner.

In the event the actual Cost of the Work plus the Construction Manager’s Fee is less than the Guaranteed Maximum Price, as adjusted, the difference (“Savings”) shall be shared 75% to the Owner and 25% to the Construction Manager. Savings shall be calculated and paid as part of final payment hereunder.

§ 5.2.2 The Guaranteed Maximum Price is subject to additions and deductions by Change Order as provided in the Contract Documents and the Date(s) of Substantial Completion shall be subject to adjustment as provided in the Contract Documents.

§ 5.3 Changes in the Work

§ 5.3.1 The Owner may, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions. The provisions of Article 7 of the General Conditions shall apply to such changes.

§ 5.3.2 In calculating adjustments to subcontracts (except those awarded with the Owner’s prior consent on the basis of cost plus a fee), the terms “cost” and “fee” as used in Section 7.3.3.3 of the General Conditions and the terms “costs”

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AIA Document A133TM — 2009 (formerly A121TMCMc — 2003). Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:51:40 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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as used in Section 7.3.6 of the General Conditions shall have the meanings assigned to them in that document and shall not be modified by this Article 5. Adjustments to subcontracts awarded with the Owner’s prior written consent on the basis of cost plus a fee shall be calculated in accordance with the terms of those subcontracts. The Construction Manager hereby agrees that for changes in the Work performed by a Subcontractor, (A) the payment to the Subcontractor shall be equal to (i) the actual cost incurred in performing such changed work; (ii) a markup of 10% of such actual cost for overhead; and (iii) fee of 5% of actual cost. Notwithstanding the foregoing, the total amount payable to Subcontractors of every tier on account of overhead and fee for a change to the Work shall not exceed 20%. In addition, the Construction Manager shall be entitled to Construction Manager’s Fee equal to the percentage stated in Exhibit C, based on the total amount payable to the Subcontractor; provided, however, that the Construction Manager shall not be entitled to Construction Manager’s Fee on the first $500,000 of Change Orders. There shall be no reduction in Construction Manager’s Fee for deductive Change Orders. See Annex 2 to Exhibit C for examples of how markups and fees are calculated.

§ 5.3.3 In calculating adjustments to the Contract, the terms “cost” and “costs” as used in the above-referenced provisions of the General Conditions shall mean the Cost of the Work as defined in Article 6 of this Agreement.

(Paragraphs deleted)

ARTICLE 6   COST OF THE WORK FOR CONSTRUCTION PHASE

§ 6.1 Costs to Be Reimbursed

§ 6.1.1 The term Cost of the Work shall mean costs necessarily incurred by the Construction Manager in the proper performance of the Work. Such costs shall be at rates not higher than the standard paid at the place of the Project except with prior consent of the Owner. The Cost of the Work shall include only the items set forth in Sections 6.1 through 6.7. To the extent that any of the items set forth in this Section 6.1 are General Conditions Costs items (whether or not specifically listed in the Exhibit C or the Guaranteed Maximum Price Amendment), reimbursement therefor shall be permitted only to the extent set forth in Section 2.2.5 above.

§ 6.1.2 Where any cost is subject to the Owner’s prior approval, the Construction Manager shall obtain this approval prior to incurring the cost. The parties shall endeavor to identify any such costs prior to executing Guaranteed Maximum Price Amendment.

§ 6.2 Labor Costs

§ 6.2.1 Wages of construction workers directly employed by the Construction Manager to perform the construction of the Work at the site or, with the Owner’s prior approval, at off-site workshops.

§ 6.2.2 Wages or salaries of the Construction Manager’s supervisory and administrative personnel listed by category in Exhibit C and the hourly rates set forth in Exhibit C. Such hourly rates are “fully burdened” and may be adjusted on an annual basis beginning on the date that is one year after the date of execution of the Guaranteed Maximum Price Amendment provided that no annual adjustment shall exceed 3% of the prior year’s annual rate.

§ 6.2.3 Wages and salaries of the Construction Manager’s supervisory or administrative personnel engaged at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work and only to the extent such personnel is listed in Exhibit C, at the hourly rates set forth in Exhibit C.

§ 6.2.4 Costs paid or incurred by the Construction Manager for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Section 6.2.1.

§ 6.2.5 Bonuses, profit sharing, incentive compensation and any other discretionary payments paid to anyone hired by the Construction Manager or paid to any Subcontractor or vendor, with the Owner’s prior written approval, which may be granted or withheld in the Owner’s sole discretion.

§ 6.3 Subcontract Costs

Payments made or incurred by the Construction Manager to Subcontractors in accordance with the requirements of the subcontracts. Items of Work that are General Conditions Costs (whether or not specifically referenced in Exhibit C or

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AIA Document A133TM — 2009 (formerly A121TMCMc — 2003). Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:51:40 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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the Guaranteed Maximum Price Amendment) shall not be included in any subcontract without the prior written approval of the Owner, in its sole discretion.

§ 6.4 Costs of Materials and Equipment Incorporated in the Completed Construction

§ 6.4.1 Costs, including transportation and storage, of materials and equipment incorporated or to be incorporated in the completed construction.

§ 6.4.2 Costs of materials described in the preceding Section 6.4.1 in excess of those actually installed but required to allow for reasonable waste and spoilage. Unused excess materials, if any, shall be delivered to the Owner at the completion of the Work or, at the Owner’s option, shall be sold by the Construction Manager. Any amounts realized from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

§ 6.5 Costs of Other Materials and Equipment, Temporary Facilities and Related Items

§ 6.5.1 Costs of transportation, storage, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment and hand tools not customarily owned by construction workers that are provided by the Construction Manager at the site and fully consumed in the performance of the Work. Costs of materials, supplies, temporary facilities, machinery, equipment and tools that are not fully consumed shall be based on the cost or value of the item at the time it is first used on the Project site less the value of the item when it is no longer used at the Project site. Costs for items not fully consumed by the Construction Manager shall mean fair market value.

§ 6.5.2 Rental charges for temporary facilities, machinery, equipment and hand tools not customarily owned by construction workers that are provided by the Construction Manager at the site and costs of transportation, installation, minor repairs, dismantling and removal. The total rental cost of any Construction Manager-owned item may not exceed the purchase price of any comparable item. Rates of Construction Manager-owned equipment and quantities of equipment shall be subject to the Owner’s prior written approval.

§ 6.5.3 Costs of removal of debris from the site of the Work and its proper and legal disposal.

§ 6.5.4 Costs of document reproductions, facsimile transmissions, cell phones, and long-distance telephone calls, postage and express delivery charges, telephone service at the site and reasonable petty cash expenses of the site office.

§ 6.5.5 Costs of materials and equipment suitably stored on-site or off the site at a mutually acceptable location, subject to the Owner’s prior approval and the prior approval of any entity providing financing for the Project (collectively, the “Lender”).

(Paragraph deleted)

§ 6.6 Miscellaneous Costs

§ 6.6.1 Premiums for that portion of insurance and bonds required by the Contract Documents to be provided by the Construction Manager pursuant to Exhibit D. If the Construction Manager wishes to self-insure any of the risks set forth in the Contract Documents, it shall first obtain the prior written approval of the Owner, which may be granted or withheld in the sole discretion of the Owner. Charges on account thereof shall be approved in writing in advance by the Owner and shall in no event be greater than the costs of a third-party insurance program. Such self-insurance shall strictly conform to the requirements of Exhibit D attached hereto.

§ 6.6.2 Sales, use or similar taxes imposed by a governmental authority that are related to the Work and for which the Construction Manager is liable.

§ 6.6.3 Fees and assessments for permits, licenses and inspections for which the Construction Manager is required by the Contract Documents to pay.

§ 6.6.4 Fees of laboratories for tests required by the Contract Documents, except those related to defective or nonconforming Work for which reimbursement is excluded by Section 13.5.3 of the General Conditions or by other provisions of the Contract Documents, and which do not fall within the scope of Section 6.7.3.

§ 6.6.5 Royalties and license fees paid for the use of a particular design, process or product required by the Contract Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement of the

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AIA Document A133TM — 2009 (formerly A121TMCMc — 2003). Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:51:40 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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Contract Documents; and payments made in accordance with legal judgments against the Construction Manager resulting from such suits or claims and payments of settlements made with the Owner’s prior written consent. However, such costs of legal defenses, judgments and settlements shall not be included in the calculation of the Construction Manager’s Fee or subject to the Guaranteed Maximum Price. If such royalties, fees and costs are excluded by the last sentence of Section 3.17 of the General Conditions or other provisions of the Contract Documents, then they shall not be included in the Cost of the Work.

§ 6.6.6 Costs for electronic equipment and software, directly related to the Work to the extent listed as General Conditions Costs in Exhibit C.

§ 6.6.7 Deposits lost (including failure to obtain a refund of a deposit) for causes other than the Construction Manager’s negligence or failure to fulfill a specific responsibility in the Contract Documents.

§ 6.6.8 Legal, mediation and arbitration costs, including attorneys’ fees, other than those arising from disputes between the Owner and Construction Manager, reasonably incurred by the Construction Manager after the execution of this Agreement in the performance of the Work and with the Owner’s prior approval, which shall not be unreasonably withheld; provided, however, that reimbursement hereunder shall be limited to $25,000.

§ 6.6.9 Premiums for lien release bonds required to be posted by the Construction Manager pursuant to the provisions of Section 9.3 of the General Conditions, except if the Lien (as defined in Section 9.3 of the General Conditions) relates to disputes between the Construction Manager and Subcontractors or suppliers and not involving the Owner or the Contract Documents (i.e. not “pass through claims”). If the reason for the Lien is default by the Owner in making payments of undisputed amounts due and owing under the Contract Documents, the reasonable costs incurred by the Construction Manager in discharging such Lien shall be paid by the Owner pursuant to Change Order.

§ 6.7 Other Costs and Emergencies

§ 6.7.1 Other costs incurred in the performance of the Work if, and to the extent, approved in advance in writing by the Owner.

§ 6.7.2 Costs incurred in taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in Section 10.4 of the General Conditions.

§ 6.7.3 Costs of repairing or correcting damaged or nonconforming Work executed by the Construction Manager, Subcontractors or suppliers, provided that such damaged or nonconforming Work was not caused by negligence or failure to fulfill a specific responsibility of the Construction Manager and only to the extent that the cost of repair or correction is not recovered by the Construction Manager from insurance, sureties, Subcontractors, suppliers, or others.

§ 6.7.4 The costs described in Sections 6.1 through 6.7 shall be included in the Cost of the Work, notwithstanding any provision of the General Conditions which may require the Construction Manager to pay such costs, unless such costs are excluded by the provisions of Section 6.8.

§ 6.8 Costs Not To Be Reimbursed

§ 6.8.1 The Cost of the Work shall not include the items listed below:

.1     Salaries and other compensation of the Construction Manager’s personnel, except as specifically provided in Section 6.2, or as may be provided in Exhibit C;

.2     Expenses of the Construction Manager’s principal office and offices other than the site office;

.3     Overhead and general expenses, except as may be expressly included in Sections 6.1 to 6.7 or Exhibit C;

.4     The Construction Manager’s capital expenses, including interest on the Construction Manager’s capital employed for the Work;

.5     Except as provided in Section 6.7.3 of this Agreement, costs due to the negligence or failure of the Construction Manager, Subcontractors and suppliers or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable to fulfill a specific responsibility of the Contract;

.6     Any cost not specifically and expressly described in Sections 6.1 to 6.7 or Exhibit C;

.7     Costs, other than costs included in Change Orders approved by the Owner, that would cause the Guaranteed Maximum Price to be exceeded;

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AIA Document A133TM — 2009 (formerly A121TMCMc — 2003). Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:51:40 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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.8     Costs due to the negligence or wrongful act of the Construction Manager, any subcontractor, anyone directly or indirectly employed by any of them, or for those acts that any of them may be liable;

.9     Costs or expenses (including legal fees) relating to the bankruptcy of any Subcontractor (to the extent not recovered from the Subcontractor or its surety), unless approved in writing by the Owner, such approval not to be unreasonably withheld;

.10  The cost of all fines and penalties, included interest thereon, assessed against the Construction Manager by any federal or local governmental or quasi-governmental authorities, except to the extent due to the Owner’s (or its agents’) fault or negligence;

.11  The cost of any liability, taxes, charges or contributions attributable to Construction Manager’s failure to make timely disbursements to Subcontractors except to the extent the reason for nonpayment is due to the failure of the Owner to make payments due and owing under the Contract Documents;

.12  Costs incurred to discharge liens arising out of claims against the Project or the site, to the extent such liens are filed by the Construction Manager or its Subcontractors, except as otherwise provided in Section 6.6.9; and

.13  Overtime for supervisory and/or administrative personnel of the Construction Manager, except to the extent approved in writing in advance by the Owner, in its sole discretion.

§ 6.9 Discounts, Rebates and Refunds

§ 6.9.1 Cash discounts obtained on payments made by the Construction Manager shall accrue to the Owner if (1) before making the payment, the Construction Manager included them in an Application for Payment and received payment from the Owner, or (2) the Owner has deposited funds with the Construction Manager with which to make payments; otherwise, cash discounts shall accrue to the Construction Manager. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Construction Manager shall make provisions so that they can be obtained.

§ 6.9.2 Amounts that accrue to the Owner in accordance with the provisions of Section 6.9.1 shall be credited to the Owner as a deduction from the Cost of the Work.

§ 6.10 Related Party Transactions

§ 6.10.1 For purposes of Section 6.10, the term “related party” shall mean a parent, subsidiary, affiliate or other entity having common ownership or management with the Construction Manager; any entity in which any stockholder in, or management employee of, the Construction Manager owns any interest in excess of ten percent in the aggregate; or any person or entity which has the right to control the business or affairs of the Construction Manager. The term “related party” includes any member of the immediate family of any person identified above.

§ 6.10.2 If any of the costs to be reimbursed arise from a transaction between the Construction Manager and a related party, the Construction Manager shall notify the Owner of the specific nature of the contemplated transaction, including the identity of the related party and the anticipated cost to be incurred, before any such transaction is consummated or cost incurred. If the Owner, after such notification, authorizes the proposed transaction, then the cost incurred shall be included as a cost to be reimbursed, and the Construction Manager shall procure the Work, equipment, goods or service from the related party, as a Subcontractor, according to the terms of Sections 2.3.2.1, 2.3.2.2 and 2.3.2.3. If the Owner fails to authorize the transaction, the Construction Manager shall procure the Work, equipment, goods or service from some person or entity other than a related party according to the terms of Sections 2.3.2.1, 2.3.2.2 and 2.3.2.3.

§ 6.11 Accounting Records

§ 6.11.1 The Construction Manager shall keep full and detailed records and accounts related to the cost of the Work and exercise such controls as may be necessary for proper financial management under this Contract and to substantiate all costs incurred. The accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner’s auditors shall, during regular business hours and upon reasonable notice, be afforded full access to, and shall be permitted to audit and copy, the Construction Manager’s records and accounts, including complete documentation supporting accounting entries, books, correspondence, instructions, drawings, receipts, subcontracts, Subcontractor’s proposals, purchase orders, vouchers, memoranda and other data relating to this Contract on an “open book” basis. The Construction Manager shall preserve these records for a period of three years after final payment, or for such longer period as may be required by law. Subcontractors shall have the same obligations to maintain books and records and to permit audits, except with respect to subcontracted work performed on a lump sum basis, the Subcontractor shall only

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AIA Document A133TM — 2009 (formerly A121TMCMc — 2003). Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:51:40 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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be required to maintain the make available such books and records as are specifically required by applicable laws and/or the terms of the Contract Documents.

§ 6.11.2 If any inspection of the Construction Manager’s or any Subcontractor’s books and records or other documents reveals an overcharge, the Construction Manager shall pay to the Owner or, at the Owner’s election, the Owner may reimburse itself by taking a credit against future payments due to the Construction Manager, an amount equal to the overage. If one or more overcharges is equal to or greater than Fifty Thousand Dollars ($50,000) in the aggregate, the Construction Manager shall also pay all administrative and auditing expenses incurred by the Owner in determining the existence and amount of the overcharge, not to exceed Twenty Five Thousand Dollars ($25,000).

ARTICLE 7   PAYMENTS FOR CONSTRUCTION PHASE SERVICES

§ 7.1 Progress Payments

§ 7.1.1 Based upon Applications for Payment submitted to the Architect by the Construction Manager and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Construction Manager as provided below and elsewhere in the Contract Documents.

§ 7.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month. On or before the 25th calendar day of each month (or in the event such day is a holiday or weekend day, the preceding business day) the Owner and the Construction Manager (and the Architect, if requested by the Owner) shall meet to review a preliminary draft of such Application for Payment (a “Pencil Draw”), prepared by the Construction Manager. Within three (3) days after the meeting described in the previous sentence, the Construction Manager shall (a) revise the Pencil Draw in accordance with any objection or recommendation of the Owner that is consistent with the requirements for the Contract Documents, and (b) re-submit the revised Pencil Draw to the Owner as the final Application for Payment. Such Pencil Draw and subsequent Application for Payment shall include a projection of the Cost of the Work through the then-current month.

§ 7.1.3 Provided that an Application for Payment is received by the Owner not later than five (5) days after the last business day of a month, the Owner shall make payment of the undisputed amounts to the Construction Manager not later than the last day of the following month. If an Application for Payment is received by the Owner more than five (5) days after the application date fixed above, payment shall be made by the Owner not later than the next payment cycle, but the Owner shall endeavor to pay the Construction Manager within thirty (30) days of the date submitted. If the Owner becomes aware that any Subcontractor or supplier is not being paid as required, the Owner may elect, upon five (5) days’ written notice to the Construction Manager, if within such five (5) day period the Construction Manager has not paid such Subcontractor or supplier, to issue joint checks, payable to the Construction Manager and such Subcontractor or supplier for current and future payments due such Subcontractor or supplier. The Construction Manager agrees that the Owner upon five (5) business days’ prior written notice, at the Owner’s sole discretion, may make payments directly to any Subcontractor or supplier if: (i) the Construction Manager fails to pay any Subcontractor or supplier within ten (10) days after the date that the Construction Manager receives any payment from the Owner of amounts requested by or on behalf of such Subcontractor or supplier, (ii) the Construction Manager fails to request payment timely on behalf of a Subcontractor or supplier for Work performed, provided such Subcontractor or supplier has otherwise complied with the requirements of the applicable subcontract agreement or purchase order, or (iii) the Owner is entitled to terminate the Contract. Payment by the Owner shall not be deemed an obligation of the Owner nor shall it establish a contractual relationship between the Owner and the payee. If the Owner makes direct payment as permitted hereunder, the Construction Manager shall not be entitled to challenge the appropriateness of such payment.

§ 7.1.4 With each Application for Payment, the Construction Manager shall submit such documentation and information as will fully support the Construction Manager’s entitlement to payment, and any other evidence required by the Owner or Architect to demonstrate that cash disbursements already made by the Construction Manager on account of the Cost of the Work equal or exceed (1) progress payments already received by the Construction Manager, less (2) that portion of those payments attributable to the Construction Manager’s Fee, plus (3) General Conditions Costs for the period covered by the present Application for Payment. Upon the Owner’s request, the Construction Manager shall promptly provide any supplemental information reasonably requested by the Owner. Also, each Application for Payment shall include appropriate waivers and releases of liens and claims from the Construction Manager and any Subcontractor or supplier who has lien rights in the jurisdiction where the Project is located, on the forms attached hereto as Exhibit E.

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AIA Document A133TM — 2009 (formerly A121TMCMc — 2003). Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:51:40 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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§ 7.1.5 Each Application for Payment shall be based on the most recent schedule of values submitted by the Construction Manager in accordance with the Contract Documents and approved in writing by the Owner. The schedule of values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work, except that the Construction Manager’s Fee and General Conditions Costs (and any other guaranteed line items) shall be shown as separate items. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Owner and the Architect may require. This schedule, unless objected to by the Owner or the Architect, shall be used as a basis for reviewing the Construction Manager’s Applications for Payment.

§ 7.1.6 Applications for Payment shall show the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage of completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed, or (2) the percentage obtained by dividing (a) the expense that has actually been incurred by the Construction Manager on account of that portion of the Work for which the Construction Manager has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.

§ 7.1.7 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

.1     Take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage of completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values, less retainage of ten percent (10%). Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Section 7.3.9 of the General Conditions, with respect to General Conditions Costs, such costs shall be reimbursed as incurred, provided, however, that the amount reimbursed each month may be reduced to the extent the Owner determines, in its reasonable discretion, that amounts remaining in the General Conditions Costs line item will not be sufficient to cover remaining anticipated General Conditions Costs;

.2     If approved in advance by the Owner and the Lender, add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work, or if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing, less retainage of ten percent (10%);

.3     Add the Construction Manager’s Fee, less retainage of ten percent (10%). The Construction Manager’s Fee shall be computed upon the Cost of the Work at the rate stated in Section 5.1 or, if the Construction Manager’s Fee is stated as a fixed sum in that Section, shall be an amount that bears the same ratio to that fixed-sum fee as the Cost of the Work bears to a reasonable estimate of the probable Cost of the Work upon its completion;

.4     Subtract retainage of ten percent (10%) from that portion of the Work that the Construction Manager self-performs;

.5     Subtract the aggregate of previous payments made by the Owner;

.6     Subtract the shortfall, if any, indicated by the Construction Manager in the documentation required by Section 7.1.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner’s auditors in such documentation; and

.7     Subtract amounts, if any, for which the Owner has valued any delay in the approved schedule of Work to be performed (including applicable damages attributable thereto or other reasons set forth in Section 9.5 of the General Conditions. Such amounts shall be withheld from progress payments otherwise due until the cause for withholding is cured, and such amounts shall be paid as part of the next progress payment after such cure.

§ 7.1.8 The Owner and Construction Manager shall agree upon (1) a mutually acceptable procedure for review and approval of payments to Subcontractors and (2) the percentage of retainage held on Subcontracts (if different from the retainage described above), and the Construction Manager shall execute subcontracts in accordance with those agreements.

§ 7.1.9 Except with the Owner’s prior approval, the Construction Manager shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.

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AIA Document A133TM — 2009 (formerly A121TMCMc — 2003). Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:51:40 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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§ 7.1.10 In taking action on the Construction Manager’s Applications for Payment, the Architect shall be entitled to rely on the accuracy and completeness of the information furnished by the Construction Manager and shall not be deemed to represent that the Architect and/or the Owner have made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Section 7.1.4 or other supporting data; that the Architect has made exhaustive or continuous on-site inspections; or that the Architect or the Owner have made examinations to ascertain how or for what purposes the Construction Manager has used amounts previously paid on account of the Contract. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner’s auditors acting in the sole interest of the Owner.

§ 7.1.11 Subject to the approval of the Lender, if any, at such time as the Work is fifty percent (50%) complete, no further retainage shall be withheld. Notwithstanding the foregoing, if at any time the Owner reasonably believes that the Work is not progressing satisfactorily, or to the extent the Construction Manager continues to withhold full retainage from a Subcontractor or supplier, the Owner retains the right to reinstate the above-mentioned retainage in whole or in part. Retainage withheld shall be paid as part of the Application for Payment immediately following Substantial Completion of the entire Work, less 200% of the value of punch list items and 100% of the value of other items of incomplete Work. Notwithstanding the foregoing, prior to Substantial Completion retainage shall in no event be less than 5%.

§ 7.1.12 If a Subcontractor has completed its portion of the Work (including all punch list items and delivery of all items required under the Contract Documents to close-out its subcontract) pursuant to any given subcontract, the Construction Manager may request the Owner to disburse the retainage being held by the Owner in respect of such Subcontractor, after delivering to the Owner any necessary consent to such disbursement from the Subcontractor’s sureties in a form reasonably satisfactory to the Owner. If the Owner is reasonably satisfied the Subcontractor’s Work has been completed in accordance with the Contract Documents and the Owner has received consent of surety and satisfactory final waivers of liens and claims with respect to the Subcontractor’s Work, the Owner may disburse said retainage, subject to approval of the Lender. Regardless of whether the Owner has disbursed said retainage on account of any Subcontractor, the period for correction of Work referred to in the General Conditions or the other Contract Documents shall not begin with respect to the portion of the Work performed by such Subcontractor until the date of Substantial Completion of the entire Work.

§ 7.1.13 Except with the Owner’s prior written approval (which shall not be granted unless the Lender approves), the Construction Manager shall not make advance payments to Subcontractors or suppliers for materials or equipment which have not been delivered and stored at the site. Payment for materials stored off-site shall be conditioned upon submission by the Construction Manager, and approval by the Owner of (a) a certification by the Construction Manager that it has seen the materials and/or equipment and the materials and/or equipment are labeled as the property of the Owner and segregated (and the Construction Manager shall provide pictures of such materials and/or equipment); (b) appropriate evidence of ownership and title vested in the Owner; (c) appropriate insurance on such materials and/or equipment; and (d) evidence that the materials and/or equipment are stored in a safe and secure location.

§ 7.2 Final Payment

§ 7.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Construction Manager when

.1     the Construction Manager has fully performed the Contract except for the Construction Manager’s responsibility to correct Work as provided in Section 12.2.2 of the General Conditions, and to satisfy other requirements, if any, which extend beyond final payment;

.2     the Construction Manager has submitted a final accounting for the Cost of the Work and a final Application for Payment and such documentation has been reviewed and approved by the Owner and its auditors;

.3     a final Certificate for Payment has been issued by the Architect (if requested by the Owner);

.4     final waivers and releases of liens and claims from the Construction Manager and all Subcontractors and suppliers who have lien rights in the jurisdiction where the Project is located have been received by the Owner in the forms set forth in Exhibit E; and

.5     any other conditions to final payment set forth in the Contract Documents have been satisfied by the Construction Manager.

Init.

AIA Document A133TM — 2009 (formerly A121TMCMc — 2003). Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:51:40 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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The Owner’s final payment to the Construction Manager shall be made no later than 60 days after fulfillment of all of the conditions to final payment set forth in the Contract Documents, as reasonably determined by the Owner.

§ 7.2.2 The Owner’s auditors will review and report in writing on the Construction Manager’s final accounting within 30 days after delivery of the final accounting to the Owner by the Construction Manager. Based upon such Cost of the Work as the Owner’s auditors report to be substantiated by the Construction Manager’s final accounting, and provided the other conditions of Section 7.2.1 have been met, the Owner will, within seven days after receipt of the written report of the Owner’s auditors, either notify the Construction Manager that such accounting is consistent with the Construction Manager’s Final Application for Payment or notify the Construction Manager that such accounting is inconsistent with either the auditor’s report or the Owner’s calculation of amounts properly due to the Construction Manager and the reasons therefor. The time periods stated in this Section supersede those stated in Section 9.4.1 of the General Conditions. The Architect is not responsible for verifying the accuracy of the Construction Manager’s final accounting.

§ 7.2.3 If the Owner’s auditors report the Cost of the Work as substantiated by the Construction Manager’s final accounting to be less than claimed by the Construction Manager, or if the Owner claims that certain withholdings are appropriate, the Construction Manager shall be entitled to request mediation of the disputed amount without seeking an initial decision pursuant to Section 15.2 of the General Conditions. A request for mediation shall be made by the Construction Manager within 30 days after the Construction Manager’s receipt of a copy of the Owner’s notice referenced in Section 7.2.2. Failure to request mediation within this 30-day period shall result in the substantiated amount reported by the Owner’s auditors or the amount claimed due by the Owner, whichever is less, becoming binding on the Construction Manager. Pending a final resolution of the disputed amount, the Owner shall pay the Construction Manager the amount in the Construction Manager’s final Application for Payment that is undisputed by the Owner, provided that the Construction Manager submits to the Owner appropriate waivers and releases of lien as if such payment were a progress payment.

§ 7.2.4 If, subsequent to final payment and at the Owner’s request, the Construction Manager incurs costs described in Section 6.1.1 and not excluded by Section 6.8 to correct defective or nonconforming Work, the Owner shall reimburse the Construction Manager such costs and the Construction Manager’s Fee applicable thereto on the same basis as if such costs had been incurred prior to final payment, but not in excess of the Guaranteed Maximum Price. If the Construction Manager has participated in Savings as provided in Section 5.2.1, the amount of such savings shall be recalculated and appropriate credit given to the Owner in determining the net amount to be paid by the Owner to the Construction Manager.

ARTICLE 8   INSURANCE AND BONDS

(Paragraphs deleted)

See Exhibit D for insurance requirements. At the written request of the Owner, made concurrently with acceptance of the Guaranteed Maximum Price proposal, the Construction Manager shall furnish bonds covering the faithful performance of the Contract and payment of obligations thereunder. Such bonds shall be furnished within the earlier to occur of (a) thirty (30) days after establishment of the Guaranteed Maximum Price or (b) three (3) days prior to commencement of construction work at the site. Each bond shall be in an amount equal to the Guaranteed Maximum Price, or at the election of the Owner, the Construction Manager’s Fee and General Conditions portion of the Guaranteed Maximum Price. Such bonds shall be issued by sureties reasonably acceptable to the Owner, and at the request of the Owner shall name the Owner and the Lender as dual obliges. The bonds shall be on forms reasonably acceptable to the Owner. In addition, the Construction Manager shall require each Subcontractor having a subcontract with a value in excess of $100,000 to furnish payment and performance bonds, each in the amount of such Subcontractor’s contract amount, and naming the Construction Manager and the Owner as dual obligees. With the approval of the Owner, the Construction Manager may enroll subcontractors in subcontractor default insurance in lieu of such subcontractors providing payment and performance bonds.

(Table deleted)

ARTICLE 9   DISPUTE RESOLUTION

See General Conditions, Article 15

(Paragraphs deleted)

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AIA Document A133TM — 2009 (formerly A121TMCMc — 2003). Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:51:40 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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ARTICLE 10 TERMINATION OR SUSPENSION

§ 10.1 Termination Prior to Establishment of the Guaranteed Maximum Price

§ 10.1.1 Prior to the execution of the Guaranteed Maximum Price Amendment, this Agreement may be terminated pursuant to the provisions of Article 14 of the General Conditions.

§ 10.1.2 In the event of termination of this Agreement pursuant to Section 10.1.1, the Construction Manager shall be equitably compensated for Preconstruction Phase services performed prior to receipt of a notice of termination. In no event shall the Construction Manager’s compensation under this Section exceed the compensation set forth in Section 4.1.

§ 10.1.3 If the Owner terminates the Contract pursuant to Section 10.1.1 after the commencement of the Construction Phase but prior to the execution of the Guaranteed Maximum Price Amendment, the

(Paragraphs deleted)

provisions of Article 14 of the General Conditions shall apply. To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Construction Manager shall, as a condition of receiving the payments referred to in this Article 10, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Construction Manager, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Construction Manager under such subcontracts or purchase orders. All Subcontracts, purchase orders and rental agreements entered into by the Construction Manager will contain provisions allowing for assignment to the Owner as described above.

§ 10.2 Termination Subsequent to Establishing Guaranteed Maximum Price

Following execution of the Guaranteed Maximum Price Amendment, the Contract may be terminated as provided in Article 14 of the General Conditions.

(Paragraphs deleted)

§ 10.3 Suspension

The Work may be suspended by the Owner as provided in Article 14 of the General Conditions.

ARTICLE 11 MISCELLANEOUS PROVISIONS

§ 11.1 Terms in this Agreement shall have the same meaning as those in the General Conditions.

§ 11.2 Ownership and Use of Documents

Section 1.5 of the General Conditions shall apply to both the Preconstruction and Construction Phases.

§ 11.3 Governing Law

Section 13.1 of the General Conditions shall apply to both the Preconstruction and Construction Phases.

§ 11.4 Assignment

See Section 13.2 of the General Conditions.

§ 11.5 Other provisions:

§ 11.5.1 The Construction Manager represents and warrants the following to the Owner (in addition to any other representations and warranties contained in the Contract Documents), as an inducement to the Owner to execute this Agreement, which representations and warranties shall survive the execution and delivery of this Agreement, any termination of the Agreement and the final completion of the Work:

.1     that the Construction Manager is, and throughout the performance of the Work shall remain, financially solvent, able to pay all debts as they mature and possessed of sufficient working capital to complete the Work and perform all obligations hereunder;

.2     that the Construction Manager is able to furnish the plant, tools, materials, supplies, equipment and labor required to complete the Work and perform his obligations hereunder and has sufficient experience and competence to do so;

.3     that the Construction Manager is authorized to do business in the jurisdiction where the Project is located and properly licensed by all necessary governmental and public and quasi-public authorities having jurisdiction over the Construction Manager, the Work and the Project;

.4     that the execution of this Agreement and performance thereof is within the duly authorized powers

Init.

AIA Document A133TM — 2009 (formerly A121TMCMc — 2003). Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:51:40 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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of the Construction Manager;

.5     as of the date of establishment of the Guaranteed Maximum Price, that a duly authorized representative of the Construction Manager has visited the Project site, is familiar with the local conditions under which the Work is to be performed and has correlated such observations with the requirements of the Contract Documents; and

.6     that the Construction Manager possesses a high level of experience and expertise in the business administration, construction and superintendence of projects of the size and nature of the Work and will perform the Work with the care, skill and diligence of such a contractor.

The Construction Manager shall promptly furnish the Owner, upon demand at any time, documentation reasonably satisfactory to the Owner to establish or verify the creditworthiness of the Construction Manager.

§ 11.5.2 In no event shall any present or future representative, officer, director, employee, trustee, member, affiliate or agent of the Owner or the Lender have any personal liability, directly or indirectly under this Agreement or in any way relating to the Work or the Project, and recourse shall not be had against any such representative, officer, director, employee, trustee, member, affiliate or agent, under or in connection with same. The Construction Manager hereby waives and releases any and all such personal liability and recourse.

§ 11.5.3 This Agreement has been negotiated and entered into by each party with the advice of independent counsel and shall not be construed against one party or the other based on which party drafted any portion of the Agreement.

§ 11.5.4 The Construction Manager agrees that all Work, services and other activities rendered in connection with the Project prior to the date of this Agreement, if any, are hereby deemed part of the Work under this Agreement and shall be governed hereby. The Construction Manager further represents and warrants to the Owner that (i) all such Work,  services and other activities rendered prior to the date of this Agreement were performed in accordance with the requirements of the Contract Documents, and (ii) the Construction Manager is not aware of any claims that the Construction Manager may have in connection with the Project as of the date of this Contract including, without limitation, any claim for an adjustment in compensation, and the Construction Manager hereby waives and forfeits all right to any such claim of which the Construction Manager should have knowledge.

§ 11.5.5 The Contract Documents may be amended to conform to the requirements of the Lender or other public authorities having jurisdiction over the Project not already set forth in the Contract Documents. To the extent that such amendment would have the effect of creating additional responsibilities on the part of the Construction Manager, or give approval rights to third parties, such amendment shall be approved by the Construction Manager before becoming effective, which approval shall not be unreasonably withheld, delayed or conditioned.

§ 11.5.6 The Construction Manager expressly understands and agrees that any fines levied on the Construction Manager for traffic violations, OSHA violations or other violations of applicable laws are to be borne by the Construction Manager and shall not constitute an adjustment or change to the Guaranteed Maximum Price. The Construction Manager further agrees that in the event any fines are levied against the Owner or other for traffic violations, OSHA violations or other violations of applicable laws for acts or omissions attributable to the Construction Manager, the Owner shall have the right to offset such amounts from payments otherwise due to the Construction Manager; if no such payments are due, the Construction Manager shall pay such amounts to the Owner on demand.

§ 11.5.7 The Construction Manager acknowledges that the Owner is a publicly held company and as such is required to make certain filings with the Securities and Exchange Commission. Such filings may include this Contract and any Modifications hereto, and by execution of this Agreement, the Construction Manager agrees to the filing of this Contract and any Modifications in full without redactions.

ARTICLE 12 SCOPE OF THE AGREEMENT

§ 12.1 This Agreement represents the entire and integrated agreement between the Owner and the Construction Manager and supersedes all prior negotiations, representations or agreements, either written or oral. This Agreement may be amended only by written instrument signed by both Owner and Construction Manager.

§ 12.2 The following documents comprise the Agreement:

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AIA Document A133TM — 2009 (formerly A121TMCMc — 2003). Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:51:40 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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.1              AIA Document A133—2009, Standard Form of Agreement Between Owner and Construction Manager as Constructor where the basis of payment is the Cost of the Work Plus a Fee with a Guaranteed Maximum Price, as modified

.2              Other documents, all of which are incorporated by reference herein:

Exhibit A	Scope of Work
Exhibit B	AIA A201, 2007 version, as modified
Exhibit C	Compensation (including Control Budget, Construction Manager’s Fee, General Conditions Costs and list of General Conditions Costs items, Self-Perform Rates)
Exhibit D	Insurance and Bonds
Exhibit E	Forms of Waivers of Liens and Claims
Exhibit F	Other Documents
Exhibit G	Key Personnel/Hourly Rates
Exhibit H	Construction Milestones/Schedule

This Agreement is entered into as of the day and year first written above.

/s/ David Zaccardelli	/s/ Mike Ford
OWNER: UNITED THERAPEUTICS CORPORATION	CONSTRUCTION MANAGER: DPR CONSTRUCTION, A
(Signature)	GENERAL PARTNERSHIP (Signature)
(Row deleted)

David Zaccardelli EVP Pharmaceutical Development and Operations	Mike Ford P.E. Executive Vice President
(Printed name and title)	(Printed name and title)

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AIA Document A133TM — 2009 (formerly A121TMCMc — 2003). Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:51:40 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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EXHIBIT A

Scope of Work

[This exhibit has been superseded by Exhibit A to Amendment No. 1]

EXHIBIT B

AIA A201, 2007 version, as modified

Document A201TM — 2007

General Conditions of the Contract for Construction

for the following PROJECT:

(Name and location or address)

Construction services in connection with the Phase II expansion of the Owner’s Administration/Laboratory/Manufacturing facility located in Research Triangle Park, NC, to include a GMP warehouse and manufacturing area, a day care facility and office space, and converting a portion of the existing facility, as more fully described on Exhibit A attached to the Agreement.

THE OWNER:

(Name, legal status and address)

United Therapeutics Corporation

1040 Spring Street

Silver Spring, MD 20910

THE ARCHITECT:

(Name, legal status and address)

CRB- Consulting Engineering, Inc.

1255 Crescent Green, Suite 350

Cary, NC 27518

ADDITIONS AND DELETIONS:

The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

TABLE OF ARTICLES

1	GENERAL PROVISIONS

2	OWNER

3	CONTRACTOR

4	ARCHITECT

5	SUBCONTRACTORS

6	CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

7	CHANGES IN THE WORK

8	TIME

9	PAYMENTS AND COMPLETION

10	PROTECTION OF PERSONS AND PROPERTY

11	INSURANCE AND BONDS

12	UNCOVERING AND CORRECTION OF WORK

13	MISCELLANEOUS PROVISIONS

Init.

AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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1

14	TERMINATION OR SUSPENSION OF THE CONTRACT

15	CLAIMS AND DISPUTES

Init.

AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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2

INDEX
(Numbers and Topics in Bold are Section Headings)

Acceptance of Nonconforming Work
9.6.6, 9.9.3, 12.3
Acceptance of Work
9.6.6, 9.8.2, 9.9.3, 9.10.1, 9.10.3, 12.3
Access to Work
3.16, 6.2.1, 12.1
Accident Prevention
10
Acts and Omissions
3.2, 3.3.2, 3.12.8, 3.18, 4.2.3, 8.3.1, 9.5.1, 10.2.5,
10.2.8, 13.4.2, 13.7.1, 14.1, 15.2
Addenda
1.1.1, 3.11.1
Additional Costs, Claims for
3.7.4, 3.7.5, 6.1.1, 7.3.7.5, 10.3, 15.1.4
Additional Inspections and Testing
9.4.2, 9.8.3, 12.2.1, 13.5
Additional Insured
11.1.4
Additional Time, Claims for
3.2.4, 3.7.4, 3.7.5, 3.10.2, 8.3.2, 15.1.5
Administration of the Contract
3.1.3, 4.2, 9.4, 9.5
Advertisement or Invitation to Bid
1.1.1
Aesthetic Effect
4.2.13
Allowances
3.8, 7.3.8
All-risk Insurance
11.3.1, 11.3.1.1
Applications for Payment
4.2.5, 7.3.9, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.10,
11.1.3
Approvals
2.1.1, 2.2.2, 2.4, 3.1.3, 3.10.2, 3.12.8, 3.12.9, 3.12.10,
4.2.7, 9.3.2, 13.5.1
Arbitration
8.3.1, 11.3.10, 13.1.1, 15.3.2, 15.4
ARCHITECT
4
Architect, Definition of
4.1.1
Architect, Extent of Authority
2.4.1, 3.12.7, 4.1, 4.2, 5.2, 6.3.1, 7.1.2, 7.3.7, 7.4,
9.2.1, 9.3.1, 9.4, 9.5, 9.6.3, 9.8, 9.10.1, 9.10.3, 12.1,
12.2.1, 13.5.1, 13.5.2, 14.2.2, 14.2.4, 15.1.3, 15.2.1
Architect, Limitations of Authority and Responsibility
2.1.1, 3.12.4, 3.12.8, 3.12.10, 4.1.2, 4.2.1, 4.2.2, 4.2.3,
4.2.6, 4.2.7, 4.2.10, 4.2.12, 4.2.13, 5.2.1, 7.4.1, 9.4.2,
9.5.3, 9.6.4, 15.1.3, 15.2
Architect’s Additional Services and Expenses
2.4.1, 11.3.1.1, 12.2.1, 13.5.2, 13.5.3, 14.2.4
Architect’s Administration of the Contract
3.1.3, 4.2, 3.7.4, 15.2, 9.4.1, 9.5
Architect’s Approvals
2.4.1, 3.1.3, 3.5.1, 3.10.2, 4.2.7
Architect’s Authority to Reject Work
3.5.1, 4.2.6, 12.1.2, 12.2.1
Architect’s Copyright
1.1.7, 1.5
Architect’s Decisions
3.7.4, 4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.2.14, 6.3.1,
7.3.7, 7.3.9, 8.1.3, 8.3.1, 9.2.1, 9.4.1, 9.5, 9.8.4, 9.9.1,
13.5.2, 15.2, 15.3
Architect’s Inspections
3.7.4, 4.2.2, 4.2.9, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 13.5
Architect’s Instructions
3.2.4, 3.3.1, 4.2.6, 4.2.7, 13.5.2
Architect’s Interpretations
4.2.11, 4.2.12
Architect’s Project Representative
4.2.10
Architect’s Relationship with Contractor
1.1.2, 1.5, 3.1.3, 3.2.2, 3.2.3, 3.2.4, 3.3.1, 3.4.2, 3.5.1,
3.7.4, 3.7.5, 3.9.2, 3.9.3, 3.10, 3.11, 3.12, 3.16, 3.18,
4.1.2, 4.1.3, 4.2, 5.2, 6.2.2, 7, 8.3.1, 9.2, 9.3, 9.4, 9.5,
9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3.7, 12, 13.4.2, 13.5, 15.2

Architect’s Relationship with Subcontractors
1.1.2, 4.2.3, 4.2.4, 4.2.6, 9.6.3, 9.6.4, 11.3.7
Architect’s Representations
9.4.2, 9.5.1, 9.10.1
Architect’s Site Visits
3.7.4, 4.2.2, 4.2.9, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5
Asbestos
10.3.1
Attorneys’ Fees
3.18.1, 9.10.2, 10.3.3
Award of Separate Contracts
6.1.1, 6.1.2
Award of Subcontracts and Other Contracts for
Portions of the Work
5.2
Basic Definitions
1.1
Bidding Requirements
1.1.1, 5.2.1, 11.4.1
Binding Dispute Resolution
9.7.1, 11.3.9, 11.3.10, 13.1.1, 15.2.5, 15.2.6.1, 15.3.1,
15.3.2, 15.4.1
Boiler and Machinery Insurance
11.3.2
Bonds, Lien
7.3.7.4, 9.10.2, 9.10.3
Bonds, Performance, and Payment
7.3.7.4, 9.6.7, 9.10.3, 11.3.9, 11.4

Init.

AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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3

Building Permit
3.7.1
Capitalization
1.3
Certificate of Substantial Completion
9.8.3, 9.8.4, 9.8.5
Certificates for Payment
4.2.1, 4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1,
9.10.1, 9.10.3, 14.1.1.3, 14.2.4, 15.1.3
Certificates of Inspection, Testing or Approval
13.5.4
Certificates of Insurance
9.10.2, 11.1.3
Change Orders
1.1.1, 2.4.1, 3.4.2, 3.7.4, 3.8.2.3, 3.11.1, 3.12.8, 4.2.8,
5.2.3, 7.1.2, 7.1.3, 7.2, 7.3.2, 7.3.6, 7.3.9, 7.3.10, 8.3.1,
9.3.1.1, 9.10.3, 10.3.2, 11.3.1.2, 11.3.4, 11.3.9, 12.1.2,
15.1.3
Change Orders, Definition of
7.2.1
CHANGES IN THE WORK
2.2.1, 3.11, 4.2.8, 7, 7.2.1, 7.3.1, 7.4, 7.4.1, 8.3.1,
9.3.1.1, 11.3.9
Claims, Definition of
15.1.1
CLAIMS AND DISPUTES
3.2.4, 6.1.1, 6.3.1, 7.3.9, 9.3.3, 9.10.4, 10.3.3, 15, 15.4
Claims and Timely Assertion of Claims
15.4.1
Claims for Additional Cost
3.2.4, 3.7.4, 6.1.1, 7.3.9, 10.3.2, 15.1.4
Claims for Additional Time
3.2.4, 3.7.46.1.1, 8.3.2, 10.3.2, 15.1.5
Concealed or Unknown Conditions, Claims for
3.7.4
Claims for Damages
3.2.4, 3.18, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1,
11.3.5, 11.3.7, 14.1.3, 14.2.4, 15.1.6
Claims Subject to Arbitration
15.3.1, 15.4.1
Cleaning Up
3.15, 6.3
Commencement of the Work, Conditions Relating to
2.2.1, 3.2.2, 3.4.1, 3.7.1, 3.10.1, 3.12.6, 5.2.1, 5.2.3,
6.2.2, 8.1.2, 8.2.2, 8.3.1, 11.1, 11.3.1, 11.3.6, 11.4.1,
15.1.4
Commencement of the Work, Definition of
8.1.2
Communications Facilitating Contract
Administration
3.9.1, 4.2.4
Completion, Conditions Relating to
3.4.1, 3.11, 3.15, 4.2.2, 4.2.9, 8.2, 9.4.2, 9.8, 9.9.1,
9.10, 12.2, 13.7, 14.1.2
COMPLETION, PAYMENTS AND
9
Completion, Substantial
4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 12.2,
13.7
Compliance with Laws
1.6.1, 3.2.3, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 9.6.4, 10.2.2,
11.1, 11.3, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14.1.1,
14.2.1.3, 15.2.8, 15.4.2, 15.4.3
Concealed or Unknown Conditions
3.7.4, 4.2.8, 8.3.1, 10.3
Conditions of the Contract
1.1.1, 6.1.1, 6.1.4
Consent, Written
3.4.2, 3.7.4, 3.12.8, 3.14.2, 4.1.2, 9.3.2, 9.8.5, 9.9.1,
9.10.2, 9.10.3, 11.3.1, 13.2, 13.4.2, 15.4.4.2
Consolidation or Joinder
15.4.4
CONSTRUCTION BY OWNER OR BY
SEPARATE CONTRACTORS
1.1.4, 6
Construction Change Directive, Definition of
7.3.1
Construction Change Directives
1.1.1, 3.4.2, 3.12.8, 4.2.8, 7.1.1, 7.1.2, 7.1.3, 7.3,
9.3.1.1
Construction Schedules, Contractor’s
3.10, 3.12.1, 3.12.2, 6.1.3, 15.1.5.2
Contingent Assignment of Subcontracts
5.4, 14.2.2.2
Continuing Contract Performance
15.1.3
Contract, Definition of
1.1.2
CONTRACT, TERMINATION OR
SUSPENSION OF THE
5.4.1.1, 11.3.9, 14
Contract Administration
3.1.3, 4, 9.4, 9.5
Contract Award and Execution, Conditions Relating
to
3.7.1, 3.10, 5.2, 6.1, 11.1.3, 11.3.6, 11.4.1
Contract Documents, The
1.1.1
Contract Documents, Copies Furnished and Use of
1.5.2, 2.2.5, 5.3
Contract Documents, Definition of
1.1.1
Contract Sum
3.7.4, 3.8, 5.2.3, 7.2, 7.3, 7.4, 9.1, 9.4.2, 9.5.1.4, 9.6.7,
9.7, 10.3.2, 11.3.1, 14.2.4, 14.3.2, 15.1.4, 15.2.5
Contract Sum, Definition of
9.1
Contract Time
3.7.4, 3.7.5, 3.10.2, 5.2.3, 7.2.1.3, 7.3.1, 7.3.5, 7.4,
8.1.1, 8.2.1, 8.3.1, 9.5.1, 9.7.1, 10.3.2, 12.1.1, 14.3.2,
15.1.5.1, 15.2.5
Contract Time, Definition of
8.1.1

Init.

AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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4

CONTRACTOR
3
Contractor, Definition of
3.1, 6.1.2
Contractor’s Construction Schedules
3.10, 3.12.1, 3.12.2, 6.1.3, 15.1.5.2
Contractor’s Employees
3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3,
11.1.1, 11.3.7, 14.1, 14.2.1.1,
Contractor’s Liability Insurance
11.1
Contractor’s Relationship with Separate Contractors
and Owner’s Forces
3.12.5, 3.14.2, 4.2.4, 6, 11.3.7, 12.1.2, 12.2.4
Contractor’s Relationship with Subcontractors
1.2.2, 3.3.2, 3.18.1, 3.18.2, 5, 9.6.2, 9.6.7, 9.10.2,
11.3.1.2, 11.3.7, 11.3.8
Contractor’s Relationship with the Architect
1.1.2, 1.5, 3.1.3, 3.2.2, 3.2.3, 3.2.4, 3.3.1, 3.4.2, 3.5.1,
3.7.4, 3.10, 3.11, 3.12, 3.16, 3.18, 4.1.3, 4.2, 5.2, 6.2.2,
7, 8.3.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3,
11.3.7, 12, 13.5, 15.1.2, 15.2.1
Contractor’s Representations
3.2.1, 3.2.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.8.2
Contractor’s Responsibility for Those Performing the
Work
3.3.2, 3.18, 5.3.1, 6.1.3, 6.2, 9.5.1, 10.2.8
Contractor’s Review of Contract Documents
3.2
Contractor’s Right to Stop the Work
9.7
Contractor’s Right to Terminate the Contract
14.1, 15.1.6
Contractor’s Submittals
3.10, 3.11, 3.12.4, 4.2.7, 5.2.1, 5.2.3, 9.2, 9.3, 9.8.2,
9.8.3, 9.9.1, 9.10.2, 9.10.3, 11.1.3, 11.4.2
Contractor’s Superintendent
3.9, 10.2.6
Contractor’s Supervision and Construction
Procedures
1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 6.1.3, 6.2.4, 7.1.3,
7.3.5, 7.3.7, 8.2, 10, 12, 14, 15.1.3
Contractual Liability Insurance
11.1.1.8, 11.2
Coordination and Correlation
1.2, 3.2.1, 3.3.1, 3.10, 3.12.6, 6.1.3, 6.2.1
Copies Furnished of Drawings and Specifications
1.5, 2.2.5, 3.11
Copyrights
1.5, 3.17
Correction of Work
2.3, 2.4, 3.7.3, 9.4.2, 9.8.2, 9.8.3, 9.9.1, 12.1.2, 12.2
Correlation and Intent of the Contract Documents
1.2
Cost, Definition of
7.3.7
Costs
2.4.1, 3.2.4, 3.7.3, 3.8.2, 3.15.2, 5.4.2, 6.1.1, 6.2.3,
7.3.3.3, 7.3.7, 7.3.8, 7.3.9, 9.10.2, 10.3.2, 10.3.6, 11.3,
12.1.2, 12.2.1, 12.2.4, 13.5, 14
Cutting and Patching
3.14, 6.2.5
Damage to Construction of Owner or Separate
Contractors
3.14.2, 6.2.4, 10.2.1.2, 10.2.5, 10.4, 11.1.1, 11.3,
12.2.4
Damage to the Work
3.14.2, 9.9.1, 10.2.1.2, 10.2.5, 10.4.1, 11.3.1, 12.2.4
Damages, Claims for
3.2.4, 3.18, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1,
11.3.5, 11.3.7, 14.1.3, 14.2.4, 15.1.6
Damages for Delay
6.1.1, 8.3.3, 9.5.1.6, 9.7, 10.3.2
Date of Commencement of the Work, Definition of
8.1.2
Date of Substantial Completion, Definition of
8.1.3
Day, Definition of
8.1.4
Decisions of the Architect
3.7.4, 4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 15.2, 6.3,
7.3.7, 7.3.9, 8.1.3, 8.3.1, 9.2.1, 9.4, 9.5.1, 9.8.4, 9.9.1,
13.5.2, 14.2.2, 14.2.4, 15.1, 15.2
Decisions to Withhold Certification
9.4.1, 9.5, 9.7, 14.1.1.3
Defective or Nonconforming Work, Acceptance,
Rejection and Correction of
2.3.1, 2.4.1, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.5.2, 9.6.6,
9.8.2, 9.9.3, 9.10.4, 12.2.1
Defective Work, Definition of
3.5.1
Definitions
1.1, 2.1.1, 3.1.1, 3.5.1, 3.12.1, 3.12.2, 3.12.3, 4.1.1,
15.1.1, 5.1, 6.1.2, 7.2.1, 7.3.1, 8.1, 9.1, 9.8.1
Delays and Extensions of Time
3.2., 3.7.4, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 8.3, 9.5.1, 9.7.1,
10.3.2, 10.4.1, 14.3.2, 15.1.5, 15.2.5
Disputes
6.3.1, 7.3.9, 15.1, 15.2
Documents and Samples at the Site
3.11
Drawings, Definition of
1.1.5
Drawings and Specifications, Use and Ownership of
3.11
Effective Date of Insurance
8.2.2, 11.1.2
Emergencies
10.4, 14.1.1.2, 15.1.4
Employees, Contractor’s
3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2,
10.3.3, 11.1.1, 11.3.7, 14.1, 14.2.1.1

Init.

AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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	User Notes:	(1648514612)

5

Equipment, Labor, Materials or
1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13.1,
3.15.1, 4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.7, 9.3.2, 9.3.3,
9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.1, 14.2.1.2
Execution and Progress of the Work
1.1.3, 1.2.1, 1.2.2, 2.2.3, 2.2.5, 3.1, 3.3.1, 3.4.1, 3.5.1,
3.7.1, 3.10.1, 3.12, 3.14, 4.2, 6.2.2, 7.1.3, 7.3.5, 8.2,
9.5.1, 9.9.1, 10.2, 10.3, 12.2, 14.2, 14.3.1, 15.1.3
Extensions of Time
3.2.4, 3.7.4, 5.2.3, 7.2.1, 7.3, 7.4.1, 9.5.1, 9.7.1, 10.3.2,
10.4.1, 14.3, 15.1.5, 15.2.5
Failure of Payment
9.5.1.3, 9.7, 9.10.2, 13.6, 14.1.1.3, 14.2.1.2
Faulty Work
(See Defective or Nonconforming Work)
Final Completion and Final Payment
4.2.1, 4.2.9, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.3.1, 11.3.5,
12.3.1, 14.2.4, 14.4.3
Financial Arrangements, Owner’s
2.2.1, 13.2.2, 14.1.1.4
Fire and Extended Coverage Insurance
11.3.1.1
GENERAL PROVISIONS
1
Governing Law
13.1
Guarantees (See Warranty)
Hazardous Materials
10.2.4, 10.3
Identification of Subcontractors and Suppliers
5.2.1
Indemnification
3.17.1, 3.18, 9.10.2, 10.3.3, 10.3.5, 10.3.6, 11.3.1.2,
11.3.7
Information and Services Required of the Owner
2.1.2, 2.2, 3.2.2, 3.12.4, 3.12.10, 6.1.3, 6.1.4, 6.2.5,
9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.4, 13.5.1,
13.5.2, 14.1.1.4, 14.1.4, 15.1.3
Initial Decision
15.2
Initial Decision Maker, Definition of
1.1.8
Initial Decision Maker, Decisions
14.2.2, 14.2.4, 15.2.1, 15.2.2, 15.2.3, 15.2.4, 15.2.5
Initial Decision Maker, Extent of Authority
14.2.2, 14.2.4, 15.1.3, 15.2.1, 15.2.2, 15.2.3, 15.2.4,
15.2.5
Injury or Damage to Person or Property
10.2.8, 10.4.1
Inspections
3.1.3, 3.3.3, 3.7.1, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.3,
9.9.2, 9.10.1, 12.2.1, 13.5
Instructions to Bidders
1.1.1
Instructions to the Contractor
3.2.4, 3.3.1, 3.8.1, 5.2.1, 7, 8.2.2, 12, 13.5.2
Instruments of Service, Definition of
1.1.7
Insurance
3.18.1, 6.1.1, 7.3.7, 9.3.2, 9.8.4, 9.9.1, 9.10.2, 11
Insurance, Boiler and Machinery
11.3.2
Insurance, Contractor’s Liability
11.1
Insurance, Effective Date of
8.2.2, 11.1.2
Insurance, Loss of Use
11.3.3
Insurance, Owner’s Liability
11.2
Insurance, Property
10.2.5, 11.3
Insurance, Stored Materials
9.3.2, 11.4.1.4
INSURANCE AND BONDS
11
Insurance Companies, Consent to Partial Occupancy
9.9.1, 11.4.1.5
Insurance Companies, Settlement with
11.4.10
Intent of the Contract Documents
1.2.1, 4.2.7, 4.2.12, 4.2.13, 7.4
Interest
13.6
Interpretation
1.2.3, 1.4, 4.1.1, 5.1, 6.1.2, 15.1.1
Interpretations, Written
4.2.11, 4.2.12, 15.1.4
Judgment on Final Award
15.4.2
Labor and Materials, Equipment
1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1,
4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.7, 9.3.2, 9.3.3, 9.5.1.3,
9.10.2, 10.2.1, 10.2.4, 14.2.1.1, 14.2.1.2
Labor Disputes
8.3.1
Laws and Regulations
1.5, 3.2.3, 3.6, 3.7, 3.12.10, 3.13.1, 4.1.1, 9.6.4, 9.9.1,
10.2.2, 11.1.1, 11.3, 13.1.1, 13.4, 13.5.1, 13.5.2,
13.6.1, 14, 15.2.8, 15.4
Liens
2.1.2, 9.3.3, 9.10.2, 9.10.4, 15.2.8
Limitations, Statutes of
12.2.5, 13.7, 15.4.1.1
Limitations of Liability
2.3.1, 3.2.2, 3.5.1, 3.12.10, 3.17.1, 3.18.1, 4.2.6, 4.2.7,
4.2.12, 6.2.2, 9.4.2, 9.6.4, 9.6.7, 10.2.5, 10.3.3, 11.1.2,
11.2, 11.3.7, 12.2.5, 13.4.2
Limitations of Time
2.1.2, 2.2, 2.4, 3.2.2, 3.10, 3.11, 3.12.5, 3.15.1, 4.2.7,
5.2, 5.3.1, 5.4.1, 6.2.4, 7.3, 7.4, 8.2, 9.2.1, 9.3.1, 9.3.3,
9.4.1, 9.5, 9.6, 9.7.1, 9.8, 9.9, 9.10, 11.1.3, 11.3.1.5,
11.3.6, 11.3.10, 12.2, 13.5, 13.7, 14, 15

Init.

AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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6

Loss of Use Insurance
11.3.3
Material Suppliers
1.5, 3.12.1, 4.2.4, 4.2.6, 5.2.1, 9.3, 9.4.2, 9.6, 9.10.5
Materials, Hazardous
10.2.4, 10.3
Materials, Labor, Equipment and
1.1.3, 1.1.6, 1.5.1, 3.4.1, 3.5.1, 3.8.2, 3.8.3, 3.12,
3.13.1, 3.15.1, 4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.7, 9.3.2,
9.3.3, 9.5.1.3, 9.10.2, 10.2.1.2, 10.2.4, 14.2.1.1,
14.2.1.2
Means, Methods, Techniques, Sequences and
Procedures of Construction
3.3.1, 3.12.10, 4.2.2, 4.2.7, 9.4.2
Mechanic’s Lien
2.1.2, 15.2.8
Mediation
8.3.1, 10.3.5, 10.3.6, 15.2.1, 15.2.5, 15.2.6, 15.3,
15.4.1
Minor Changes in the Work
1.1.1, 3.12.8, 4.2.8, 7.1, 7.4
MISCELLANEOUS PROVISIONS
13
Modifications, Definition of
1.1.1
Modifications to the Contract
1.1.1, 1.1.2, 3.11, 4.1.2, 4.2.1, 5.2.3, 7, 8.3.1, 9.7.1,
10.3.2, 11.3.1
Mutual Responsibility
6.2
Nonconforming Work, Acceptance of
9.6.6, 9.9.3, 12.3
Nonconforming Work, Rejection and Correction of
2.3.1, 2.4.1, 3.5.1, 4.2.6, 6.2.4, 9.5.1, 9.8.2, 9.9.3,
9.10.4, 12.2.1
Notice
2.2.1, 2.3.1, 2.4.1, 3.2.4, 3.3.1, 3.7.2, 3.12.9, 5.2.1,
9.7.1, 9.10, 10.2.2, 11.1.3, 11.4.6, 12.2.2.1, 13.3,
13.5.1, 13.5.2, 14.1, 14.2, 15.2.8, 15.4.1
Notice, Written
2.3.1, 2.4.1, 3.3.1, 3.9.2, 3.12.9, 3.12.10, 5.2.1, 9.7.1,
9.10, 10.2.2, 10.3, 11.1.3, 11.3.6, 12.2.2.1, 13.3, 14,
15.2.8, 15.4.1
Notice of Claims
3.7.4, 4.5, 10.2.8, 15.1.2, 15.4
Notice of Testing and Inspections
13.5.1, 13.5.2
Observations, Contractor’s
3.2, 3.7.4
Occupancy
2.2.2, 9.6.6, 9.8, 11.3.1.5
Orders, Written
1.1.1, 2.3, 3.9.2, 7, 8.2.2, 11.3.9, 12.1, 12.2.2.1, 13.5.2,
14.3.1
OWNER
2
Owner, Definition of
2.1.1
Owner, Information and Services Required of the
2.1.2, 2.2, 3.2.2, 3.12.10, 6.1.3, 6.1.4, 6.2.5, 9.3.2,
9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.3, 13.5.1,
13.5.2, 14.1.1.4, 14.1.4, 15.1.3
Owner’s Authority
1.5, 2.1.1, 2.3.1, 2.4.1, 3.4.2, 3.8.1, 3.12.10, 3.14.2,
4.1.2, 4.1.3, 4.2.4, 4.2.9, 5.2.1, 5.2.4, 5.4.1, 6.1, 6.3.1,
7.2.1, 7.3.1, 8.2.2, 8.3.1, 9.3.1, 9.3.2, 9.5.1, 9.6.4,
9.9.1, 9.10.2, 10.3.2, 11.1.3, 11.3.3, 11.3.10, 12.2.2,
12.3.1, 13.2.2, 14.3, 14.4, 15.2.7
Owner’s Financial Capability
2.2.1, 13.2.2, 14.1.1.4
Owner’s Liability Insurance
11.2
Owner’s Loss of Use Insurance
11.3.3
Owner’s Relationship with Subcontractors
1.1.2, 5.2, 5.3, 5.4, 9.6.4, 9.10.2, 14.2.2
Owner’s Right to Carry Out the Work
2.4, 14.2.2
Owner’s Right to Clean Up
6.3
Owner’s Right to Perform Construction and to
Award Separate Contracts
6.1
Owner’s Right to Stop the Work
2.3
Owner’s Right to Suspend the Work
14.3
Owner’s Right to Terminate the Contract
14.2
Ownership and Use of Drawings, Specifications
and Other Instruments of Service
1.1.1, 1.1.6, 1.1.7, 1.5, 2.2.5, 3.2.2, 3.11.1, 3.17.1,
4.2.12, 5.3.1
Partial Occupancy or Use
9.6.6, 9.9, 11.3.1.5
Patching, Cutting and
3.14, 6.2.5
Patents
3.17
Payment, Applications for
4.2.5, 7.3.9, 9.2.1, 9.3, 9.4, 9.5, 9.6.3, 9.7.1, 9.8.5,
9.10.1, 14.2.3, 14.2.4, 14.4.3
Payment, Certificates for
4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1,
9.10.3, 13.7, 14.1.1.3, 14.2.4
Payment, Failure of
9.5.1.3, 9.7, 9.10.2, 13.6, 14.1.1.3, 14.2.1.2
Payment, Final
4.2.1, 4.2.9, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.4.1, 11.4.5,
12.3.1, 13.7, 14.2.4, 14.4.3
Payment Bond, Performance Bond and
7.3.7.4, 9.6.7, 9.10.3, 11.4.9, 11.4

Init.

AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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7

Payments, Progress
9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3, 15.1.3
PAYMENTS AND COMPLETION
9
Payments to Subcontractors
5.4.2, 9.5.1.3, 9.6.2, 9.6.3, 9.6.4, 9.6.7, 11.4.8,
14.2.1.2
PCB
10.3.1
Performance Bond and Payment Bond
7.3.7.4, 9.6.7, 9.10.3, 11.4.9, 11.4
Permits, Fees, Notices and Compliance with Laws
2.2.2, 3.7, 3.13, 7.3.7.4, 10.2.2
PERSONS AND PROPERTY, PROTECTION OF
10
Polychlorinated Biphenyl
10.3.1
Product Data, Definition of
3.12.2
Product Data and Samples, Shop Drawings
3.11, 3.12, 4.2.7
Progress and Completion
4.2.2, 8.2, 9.8, 9.9.1, 14.1.4, 15.1.3
Progress Payments
9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3, 15.1.3
Project, Definition of the
1.1.4
Project Representatives
4.2.10
Property Insurance
10.2.5, 11.3
PROTECTION OF PERSONS AND PROPERTY
10
Regulations and Laws
1.5, 3.2.3, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 9.6.4, 9.9.1,
10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14,
15.2.8, 15.4
Rejection of Work
3.5.1, 4.2.6, 12.2.1
Releases and Waivers of Liens
9.10.2
Representations
3.2.1, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.4.2, 9.5.1,
9.8.2, 9.10.1
Representatives
2.1.1, 3.1.1, 3.9, 4.1.1, 4.2.1, 4.2.2, 4.2.10, 5.1.1, 5.1.2,
13.2.1
Responsibility for Those Performing the Work
3.3.2, 3.18, 4.2.3, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1, 10
Retainage
9.3.1, 9.6.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3
Review of Contract Documents and Field
Conditions by Contractor
3.2, 3.12.7, 6.1.3
Review of Contractor’s Submittals by Owner and
Architect
3.10.1, 3.10.2, 3.11, 3.12, 4.2, 5.2, 6.1.3, 9.2, 9.8.2
Review of Shop Drawings, Product Data and Samples
by Contractor
3.12
Rights and Remedies
1.1.2, 2.3, 2.4, 3.5.1, 3.7.4, 3.15.2, 4.2.6, 4.5, 5.3, 5.4,
6.1, 6.3, 7.3.1, 8.3, 9.5.1, 9.7, 10.2.5, 10.3, 12.2.2,
12.2.4, 13.4, 14, 15.4
Royalties, Patents and Copyrights
3.17
Rules and Notices for Arbitration
15.4.1
Safety of Persons and Property
10.2, 10.4
Safety Precautions and Programs
3.3.1, 4.2.2, 4.2.7, 5.3.1, 10.1, 10.2, 10.4
Samples, Definition of
3.12.3
Samples, Shop Drawings, Product Data and
3.11, 3.12, 4.2.7
Samples at the Site, Documents and
3.11
Schedule of Values
9.2, 9.3.1
Schedules, Construction
3.10, 3.12.1, 3.12.2, 6.1.3, 15.1.5.2
Separate Contracts and Contractors
1.1.4, 3.12.5, 3.14.2, 4.2.4, 4.2.7, 6, 8.3.1, 11.4.7,
12.1.2
Shop Drawings, Definition of
3.12.1
Shop Drawings, Product Data and Samples
3.11, 3.12, 4.2.7
Site, Use of
3.13, 6.1.1, 6.2.1
Site Inspections
3.2.2, 3.3.3, 3.7.1, 3.7.4, 4.2, 9.4.2, 9.10.1, 13.5
Site Visits, Architect’s
3.7.4, 4.2.2, 4.2.9, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5
Special Inspections and Testing
4.2.6, 12.2.1, 13.5
Specifications, Definition of the
1.1.6
Specifications, The
1.1.1, 1.1.6, 1.2.2, 1.5, 3.11, 3.12.10, 3.17, 4.2.14
Statute of Limitations
13.7, 15.4.1.1
Stopping the Work
2.3, 9.7, 10.3, 14.1
Stored Materials
6.2.1, 9.3.2, 10.2.1.2, 10.2.4, 11.4.1.4
Subcontractor, Definition of
5.1.1
SUBCONTRACTORS
5
Subcontractors, Work by
1.2.2, 3.3.2, 3.12.1, 4.2.3, 5.2.3, 5.3, 5.4, 9.3.1.2, 9.6.7

Init.

AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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8

Subcontractual Relations
5.3, 5.4, 9.3.1.2, 9.6, 9.10, 10.2.1, 11.4.7, 11.4.8, 14.1,
14.2.1
Submittals
3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.7, 9.2, 9.3, 9.8,
9.9.1, 9.10.2, 9.10.3, 11.1.3
Submittal Schedule
3.10.2, 3.12.5, 4.2.7
Subrogation, Waivers of
6.1.1, 11.4.5, 11.3.7
Substantial Completion
4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 12.2,
13.7
Substantial Completion, Definition of
9.8.1
Substitution of Subcontractors
5.2.3, 5.2.4
Substitution of Architect
4.1.3
Substitutions of Materials
3.4.2, 3.5.1, 7.3.8
Sub-subcontractor, Definition of
5.1.2
Subsurface Conditions
3.7.4
Successors and Assigns
13.2
Superintendent
3.9, 10.2.6
Supervision and Construction Procedures
1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 6.1.3, 6.2.4, 7.1.3,
7.3.7, 8.2, 8.3.1, 9.4.2, 10, 12, 14, 15.1.3
Surety
5.4.1.2, 9.8.5, 9.10.2, 9.10.3, 14.2.2, 15.2.7
Surety, Consent of
9.10.2, 9.10.3
Surveys
2.2.3
Suspension by the Owner for Convenience
14.3
Suspension of the Work
5.4.2, 14.3
Suspension or Termination of the Contract
5.4.1.1, 11.4.9, 14
Taxes
3.6, 3.8.2.1, 7.3.7.4
Termination by the Contractor
14.1, 15.1.6
Termination by the Owner for Cause
5.4.1.1, 14.2, 15.1.6
Termination by the Owner for Convenience
14.4
Termination of the Architect
4.1.3
Termination of the Contractor
14.2.2
TERMINATION OR SUSPENSION OF THE
CONTRACT
14
Tests and Inspections
3.1.3, 3.3.3, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.3, 9.9.2,
9.10.1, 10.3.2, 11.4.1.1, 12.2.1, 13.5
TIME
8
Time, Delays and Extensions of
3.2.4, 3.7.4, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 8.3, 9.5.1, 9.7.1,
10.3.2, 10.4.1, 14.3.2, 15.1.5, 15.2.5
Time Limits
2.1.2, 2.2, 2.4, 3.2.2, 3.10, 3.11, 3.12.5, 3.15.1, 4.2,
4.4, 4.5, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1,
9.3.3, 9.4.1, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 11.1.3,
11.4.1.5, 11.4.6, 11.4.10, 12.2, 13.5, 13.7, 14, 15.1.2,
15.4
Time Limits on Claims
3.7.4, 10.2.8, 13.7, 15.1.2
Title to Work
9.3.2, 9.3.3
Transmission of Data in Digital Form
1.6
UNCOVERING AND CORRECTION OF WORK
12
Uncovering of Work
12.1
Unforeseen Conditions, Concealed or Unknown
3.7.4, 8.3.1, 10.3
Unit Prices
7.3.3.2, 7.3.4
Use of Documents
1.1.1, 1.5, 2.2.5, 3.12.6, 5.3
Use of Site
3.13, 6.1.1, 6.2.1
Values, Schedule of
9.2, 9.3.1
Waiver of Claims by the Architect
13.4.2
Waiver of Claims by the Contractor
9.10.5, 11.4.7, 13.4.2, 15.1.6
Waiver of Claims by the Owner
9.9.3, 9.10.3, 9.10.4, 11.4.3, 11.4.5, 11.4.7, 12.2.2.1,
13.4.2, 14.2.4, 15.1.6
Waiver of Consequential Damages
14.2.4, 15.1.6
Waiver of Liens
9.10.2, 9.10.4
Waivers of Subrogation
6.1.1, 11.4.5, 11.3.7
Warranty
3.5, 4.2.9, 9.3.3, 9.8.4, 9.9.1, 9.10.4, 12.2.2, 13.7.1
Weather Delays
15.1.5.2
Work, Definition of
1.1.3

Init.

AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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9

Written Consent
1.5.2, 3.4.2, 3.7.4, 3.12.8, 3.14.2, 4.1.2, 9.3.2, 9.8.5,
9.9.1, 9.10.2, 9.10.3, 11.4.1, 13.2, 13.4.2, 15.4.4.2
Written Interpretations
4.2.11, 4.2.12
Written Notice
2.3, 2.4, 3.3.1, 3.9, 3.12.9, 3.12.10, 5.2.1, 8.2.2, 9.7,
9.10, 10.2.2, 10.3, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3,
14, 15.4.1
Written Orders
1.1.1, 2.3, 3.9, 7, 8.2.2, 11.4.9, 12.1, 12.2, 13.5.2,
14.3.1, 15.1.2

Init.

AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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	User Notes:	(1648514612)

10

ARTICLE 1       GENERAL PROVISIONS

§ 1.1 BASIC DEFINITIONS

§ 1.1.1 THE CONTRACT DOCUMENTS

The Contract Documents are enumerated in the Agreement between the Owner and Contractor (hereinafter the Agreement) and consist of the Agreement, all Exhibits to the Agreement (including these General Conditions) and Modifications issued after execution of the Contract. A Modification is (1) a written amendment to the Contract signed by both parties, (2) a Change Order, (3) a Construction Change Directive or (4) a written order for a minor change in the Work issued by the Architect. All capitalized terms used herein are either defined herein or in the Agreement. The Contractor acknowledges that prior to establishment of he Contract Sum, it has had an opportunity to make numerous visits to the site and to consult with the Owner, the Architect and the Owner’s Representative to obtain any clarifications necessary to establish the Contract Sum. The Contractor warrants that, as of the date of establishment of the Contract Sum, it has reviewed the Contract Documents, they are sufficient, and Contractor has obtained any clarifications necessary to prosecute the Work.

§ 1.1.2 THE CONTRACT

The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind (1) between the Contractor and the Architect or the Architect’s consultants, (2) between the Owner and a Subcontractor or a Sub-subcontractor, (3) between the Owner and the Architect or the Architect’s consultants or (4) between any persons or entities other than the Owner and the Contractor. The Architect shall, however, be entitled to performance and enforcement of obligations under the Contract intended to facilitate performance of the Architect’s duties.

§ 1.1.3 THE WORK

The term “Work” means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the Contractor to fulfill the Contractor’s obligations. The Work may constitute the whole or a part of the Project.

§ 1.1.4 THE PROJECT

The Project is the total construction of which the Work performed under the Contract Documents may be the whole or a part and which may include construction by the Owner and by separate contractors.

§ 1.1.5 THE DRAWINGS

The Drawings are the graphic and pictorial portions of the Contract Documents showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules and diagrams.

§ 1.1.6 THE SPECIFICATIONS

The Specifications are that portion of the Contract Documents consisting of the written requirements for materials, equipment, systems, standards and workmanship for the Work, and performance of related services.

§ 1.1.7 INSTRUMENTS OF SERVICE

Instruments of Service are representations, in any medium of expression now known or later developed, of the tangible and intangible creative work performed by the Architect and the Architect’s consultants under their respective professional services agreements. Instruments of Service may include, without limitation, studies, surveys, models, sketches, drawings, specifications, and other similar materials.

§ 1.1.8 KNOWLEDGE; REASONABLY INFERABLE

The terms “knowledge,” “recognize,” “observe” and “discover,” their respective derivatives and similar terms, as used in the Contract Documents referring to the Contractor, shall be interpreted to mean what the Contractor knows, recognizes, observes and discovers in exercising the care, skill and diligence required by the Contract Documents. The expression “reasonably inferable” shall be interpreted to mean reasonably inferable by a national, large experienced contractor familiar with the Project, engaged during the preconstruction phase of a project and exercising the care, skill and diligence required by the Contract Documents.

§ 1.1.9 INTERPRETATION

All personal pronouns used in the Contract, whether used in the masculine, feminine or neuter gender, shall include

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AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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all other genders; and the singular shall include the plural and vice versa. Titles of Articles, Sections and subsections are for convenience only, and neither limit nor amplify the provisions of the Contract in itself. The use herein of the word “including,” when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such words as “without limitation,” or “but not limited to,” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

§ 1.2 CORRELATION AND INTENT OF THE CONTRACT DOCUMENTS

§ 1.2.1 The intent of the Contract Documents is to include all items necessary for the proper execution and completion of the Work by the Contractor. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all; performance by the Contractor shall be required only to the extent consistent with the Contract Documents and reasonably inferable from them as being necessary to produce the intended results.

§ 1.2.2 Organization of the Specifications into divisions, sections and articles, and arrangement of Drawings shall not control the Contractor in dividing the Work among Subcontractors or in establishing the extent of Work to be performed by any trade. In general, the Drawings shall be considered as establishing location, quantity and relationship of materials and the Specifications shall be considered as defining type and quality of materials and workmanship requirements. The requirements for the greatest quantity and the highest quality to be interpreted from those documents shall govern unless otherwise directed or clarified by the Owner.

§ 1.2.3 Unless otherwise stated in the Contract Documents, words that have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings. If the Agreement is a guaranteed maximum price type contract, the term “Contract Sum” shall mean the Guaranteed Maximum Price (as defined in the Agreement) and any reference herein to costs to be borne by the Contractor (or Work to be carried out at the Contractor’s expense) shall be reimbursable to the Contractor as a Cost of the Work to the extent permitted by the provisions of the Agreement (and not excluded pursuant to the provisions of the Agreement.

§ 1.2.4 The Contractor shall not commence the Work, or thereafter perform any changes in the Work, without prior written instructions from the Owner or the Owner’s Representative. Drawings are, in general, drawn to scale, and are of necessity diagrammatic; symbols are used to indicate materials and structural, mechanical and electrical control requirements. The Contractor acknowledges that it is not possible to indicate all connections, fittings, fastenings, etc.  which are required to be furnished for the proper execution of the Work and which are reasonably inferred from the Drawings. Any connections, fittings, fastenings, etc. required to be furnished for the proper execution of the Work and which are reasonably inferred shall be provided by the Contractor at no additional cost using industry standards and good construction practice as a basis for making such inference. In addition, all Work and services performed by the Contractor shall be performed in accordance with all federal, state and local laws, ordinances, orders, rules, codes and regulations bearing on the performance of the Work (collectively, “Applicable Laws”).

§ 1.2.5 It is Contractor’s responsibility to request from the Architect any and all required clarifications of all questions which may have arisen or may arise as to intent of the Contract Documents. The Architect shall issue clarifications to the Contractor only after written approval thereof by the Owner. Should the Contractor have failed to request such clarification, in accordance with the standards described Section 3.2 below, then the Owner or Architect (after consultation with the Owner) shall direct that the Work proceed by any method indicated, specified or required by the Contract Documents in the interest of maintaining the best construction practice, and such direction by the Owner or Architect shall not constitute the basis for a claim for extra costs by the Contractor. Notwithstanding the foregoing, even if the Contractor fails to request a clarification in a timely manner, and the issue involves an omission of an item in the Contract Documents, the Contractor shall not be responsible for the costs associated with providing such item (unless such item or assembly is required for the proper performance of the building system or component of which it is a part), but will be responsible for the incremental costs incurred as a result of the delay in reporting such omission.

§ 1.2.6 The Contractor shall verify all dimensions prior to execution of any particular phase of the Work. Whenever inaccuracies or discrepancies are found, the Contractor shall consult the Architect prior to any construction or demolition. Should any dimensions be missing, the Architect will be consulted and, after consultation with the Owner, will supply such dimensions prior to execution of the Work. Dimensions for items to be fitted into constructed conditions at the site will be taken at the site. Whenever a stock size manufactured item or piece of equipment is

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AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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specified by its nominal size, the actual space requirements for setting or entrance to the setting space shall be determined by the Contractor and communicated in writing to the Architect prior to construction thereof. No extra costs will be allowed by reason of Work requiring adjustments in order to accommodate the particular item of equipment.

§ 1.2.7 The Contractor shall follow the reference standards and reference specifications indicated in the Contract Documents. The applicable reference standard or reference specification shall be the most recent issue thereof as of the date of the Specification or Drawing in which such reference standard or reference specification is indicated, prior to the establishment of the Contract Sum, unless another issue is specifically indicated in such specification or drawing. Upon request, the Contractor shall make available at the Contractor’s main office or at the site copies of all applicable reference standards and reference specifications for use by the Architect and the Owner.

§ 1.2.8 The Contractor represents and warrants that all of the design elements in the Project that are or will be designed by, under or through the Contractor, are either (i) in the public domain and not subject to a copyright or other intellectual property claim by another person or entity; (ii) the Contractor’s independent creation; or (iii) fully within the scope of an applicable license procured by the Contractor, which shall remain in full force and effect until expiration of the statute of limitation or statute of repose applicable to the owner of the intellectual property, whichever is later, notwithstanding expiration or termination of the Contract. If the Contractor’s representation and warranty proves false or inaccurate in any material manner, the Contractor shall defend, indemnify and hold harmless the Owner, any successor-in-interest to the Owner and any successor in title from any loss or expense (including attorneys’ fees and other court costs) resulting therefrom. This indemnification shall be in addition to all other remedies afforded the Owner under the Contract Documents, by law or in equity and shall survive termination or expiration of the Contract.

§ 1.3 CAPITALIZATION

Terms capitalized in these General Conditions include those that are specifically defined herein or in the Agreement or other Contract Documents..

§ 1.4 INTERPRETATION

In the interest of brevity the Contract Documents frequently omit modifying words such as “all” and “any” and articles such as “the” and “an,” but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.

§ 1.5 OWNERSHIP AND USE OF DRAWINGS, SPECIFICATIONS AND OTHER INSTRUMENTS OF SERVICE

§ 1.5.1 The Architect and the Architect’s consultants shall be deemed the authors and owners of their respective Instruments of Service, including the Drawings and Specifications, and will retain all common law, statutory and other reserved rights, including copyrights, except to the extent otherwise provided in the contract between the Owner and the Architect. The Contractor, Subcontractors, Sub-subcontractors, and material or equipment suppliers shall not own or claim a copyright in the Instruments of Service. Submittal or distribution to meet official regulatory requirements or for other purposes in connection with this Project is not to be construed as publication in derogation of the Owner’s, Architect’s or Architect’s consultants’ reserved rights.

§ 1.5.2 The Contractor, Subcontractors, Sub-subcontractors and material or equipment suppliers are authorized to use and reproduce the Instruments of Service provided to them solely and exclusively for execution of the Work. All copies made under this authorization shall bear the copyright notice, if any, shown on the Instruments of Service. The Contractor, Subcontractors, Sub-subcontractors, and material or equipment suppliers may not use the Instruments of Service on other projects without the specific written consent of the Owner, Architect and the Architect’s consultants.

§ 1.6 TRANSMISSION OF DATA IN DIGITAL FORM

If the parties intend to transmit Instruments of Service or any other information or documentation in digital form, they shall endeavor to establish necessary protocols governing such transmissions.

ARTICLE 2       OWNER

§ 2.1 GENERAL

§ 2.1.1 The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The Owner has designated Avi Halpert as its Designated Representative, who

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AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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shall have express authority to bind the Owner with respect to all matters requiring the Owner’s approval or authorization. The Architect does not have such authority. The term “Owner” means the Owner or the Owner’s authorized representative.

§ 2.1.2 The Owner shall furnish to the Contractor within fifteen days after receipt of a written request, information necessary and relevant for the Contractor to evaluate, give notice of or enforce mechanic’s lien rights. Such information shall include a correct statement of the record legal title to the property on which the Project is located, usually referred to as the site, and the Owner’s interest therein.

§ 2.2 INFORMATION AND SERVICES REQUIRED OF THE OWNER

§ 2.2.1 Not used.

§ 2.2.2 The Owner shall secure and pay for the full building permit. The Contractor hall secure and pay for all other necessary permits and fees required by Applicable Laws, including all temporary and final certificates of occupancy.

§ 2.2.3 The Owner shall not furnish surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, but shall furnish to the Contractor a legal description of the site.

§ 2.2.4 The Owner shall furnish information or services required of the Owner by the Contract Documents with reasonable promptness to avoid delay in the orderly progress of the Work.

§ 2.2.5 Unless otherwise provided in the Contract Documents, the Owner shall furnish to the Contractor four (4) full size and one (1) half size sets of Drawings and one copy of the Project Manual, which contains the Specifications. It shall be the Contractor’s responsibility to provide as many additional copies of Drawings and Project Manuals as are reasonably necessary for execution of the Work.

§ 2.3 OWNER’S RIGHT TO STOP THE WORK

§ 2.3.1 If the Contractor fails to correct Work that is not in accordance with the requirements of the Contract Documents as required by Section 12.2 or fails to carry out Work in accordance with the Contract Documents in any material respect, the Owner may issue a written order to the Contractor to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Contractor or any other person or entity. This right shall be in addition to, and not in restriction of, the Owner’s rights under the Contract Documents.

§ 2.3.2 If, after consultation with the Architect, suspension of the Work is warranted by reason of unforeseen conditions not the fault of the Contractor that may adversely affect the Work if the Work were continued, the Owner may suspend the Work by written notice to the Contractor. In such event, the Contract Time and Contract Sum shall be adjusted to the extent permitted by Section 8.3. If the Contractor, in its reasonable judgment, believes that a suspension is warranted by reason of unforeseen conditions not the fault of the Contractor that may adversely affect the quality of the Work if the Work were continued, the Contractor shall immediately provide written notice to the Owner and Architect of such belief.

§ 2.4 OWNER’S RIGHT TO CARRY OUT THE WORK

If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a ten-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may, without prejudice to other remedies the Owner may have, and without further notice, correct such deficiencies. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Contractor the reasonable cost of correcting such deficiencies, including Owner’s expenses and compensation for the Architect’s and other consultants’ additional services made necessary by such default, neglect or failure. If payments then or thereafter due the Contractor are not sufficient to cover such amounts, the Contractor shall pay the difference to the Owner on demand.

ARTICLE 3       CONTRACTOR

§ 3.1 GENERAL

§ 3.1.1 The Contractor is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The Contractor shall be lawfully licensed, if required in the jurisdiction where the Project is located. The Contractor shall designate in writing a representative who shall have express

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AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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authority to bind the Contractor with respect to all matters under this Contract and such representative shall be available at all reasonable times to make decisions on behalf of the Contractor. The term “Contractor” means the Contractor or the Contractor’s authorized representative.

§ 3.1.2 The Contractor shall perform the Work in accordance with the Contract Documents.

§ 3.1.3 The Contractor shall not be relieved of obligations to perform the Work in accordance with the Contract Documents and Applicable Laws either by activities or duties of the Owner or the Architect in the administration of the Contract, or by tests, inspections or approvals required or performed by persons or entities other than the Contractor.

§ 3.2 REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY CONTRACTOR

§ 3.2.1 Execution of the Contract by the Contractor is a representation that the Contractor has visited and examined the site, become generally familiar with local conditions under which the Work is to be performed (including, but not limited to the location, condition, layout and nature of the Project site and surrounding areas, generally prevailing climactic conditions, anticipated labor supply and costs, availability and cost of materials, tools and equipment and other similar matters) and correlated personal observations with requirements of the Contract Documents. The Contractor hereby specifically acknowledges and declares that the Drawings, the Specifications, and all Addenda, are sufficient to enable the Contractor to perform the Work in accordance with Applicable Laws and otherwise fulfill its obligations under the Contact Documents. The Contractor represents that it has carefully examined all Contract Documents and acknowledges that the Contractor shall not be entitled to an extension of the Contract Time or an adjustment in the Contract Sum to the extent the Contract Documents contain errors, omissions or inconsistencies of which the Contractor had knowledge (or which the Contractor should have had knowledge had the Contractor diligently and carefully reviewed the Contract Documents) and failed to report such errors, omissions or inconsistencies to the Owner and the Architect prior to establishment of the Contract Sum.

§ 3.2.2 It is recognized that the Contractor’s review of the Contract Documents as required in Sections 1.1.1 and 3.2.1is made in the Contractor’s capacity as a contractor and not as a licensed design professional, unless otherwise specifically provided in the Contract Documents.

§ 3.2.3 The Contractor is not required to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities, but the Contractor shall promptly report to the Owner and the Architect any nonconformity discovered (or which should have been discovered had the Contractor diligently reviewed the Contract Documents) by or made known to the Contractor as a request for information in such form as the Architect or the Owner may require. Additionally, the Contractor shall inform itself (through independent research or by written request to the Owner) as to the applicable zoning, set back or other location requirements applicable to the Work as well as restrictions imposed by agreements with adjacent landowners or governmental agencies prior to the performance of the Work, and shall not violate such requirements during the performance of the Work. The Contractor shall advise the Owner and the Architect of any changes in applicable laws,  statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities bearing on the Contract Documents of which it becomes aware. The provisions of Section 3.7.3 shall be applicable in the event the Contractor fails to so notify the Owner and the Architect.

§ 3.2.4 If the Contractor believes that it is entitled to an adjustment in the Contract Time and/or Contract Sum because of clarifications or instructions the Owner or the Architect issues in response to the Contractor’s notices or requests for information pursuant to Sections 3.2.2 or 3.2.3, the Contractor shall notify the Owner in writing prior to acting on such clarifications or instructions, and shall obtain the Owner’s consent to such action. In the event the Owner approves in writing such action, the Contractor shall be entitled to make Claims as provided in Article 15. If the Contractor fails to perform the obligations of Sections 1.1.1, 3.2.2 or 3.2.3, the Contractor shall pay such costs and damages to the Owner as would have been avoided if the Contractor had performed such obligations in a timely manner. If the Contractor performs those obligations in a timely manner, the Contractor shall not be liable to the Owner for damages resulting from errors, inconsistencies or omissions in the Contract Documents, for differences between field measurements or conditions and the Contract Documents, or for nonconformities of the Contract Documents to applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities.

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AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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§ 3.3 SUPERVISION AND CONSTRUCTION PROCEDURES

§ 3.3.1 The Contractor shall supervise and direct the Work, using the Contractor’s best skill and attention. The Contractor shall be solely responsible for, and have control over, construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under the Contract, unless the Contract Documents give other specific instructions concerning these matters. If the Contract Documents give specific instructions concerning construction means, methods, techniques, sequences or procedures, the Contractor shall evaluate the jobsite safety thereof and, except as stated below, shall be fully and solely responsible for the jobsite safety of such means, methods, techniques, sequences or procedures. If the Contractor determines that such means, methods, techniques, sequences or procedures may not be safe, the Contractor shall give timely written notice to the Owner and Architect and shall not proceed with that portion of the Work without further written instructions from the Owner. If the Contractor is then instructed to proceed with the required means, methods, techniques, sequences or procedures without acceptance of changes proposed by the Contractor, the Owner shall be solely responsible for any loss or damage arising solely from those Owner-required means, methods, techniques, sequences or procedures. The Contractor shall be responsible for and shall supervise, coordinate and direct the Work performed by Subcontractors and suppliers. The Contractor shall be solely responsible for laying out the Work.

§ 3.3.2 The Contractor shall be responsible to the Owner for acts and omissions of the Contractor’s employees, Subcontractors and their agents and employees, and any other persons or entities performing portions of the Work for, or on behalf of, the Contractor or any of its Subcontractors. All obligations of the Contractor under the Contract Documents shall apply equally to each Subcontractor, Sub-subcontractor, manufacturer, supplier or vendor of every tier as respects its particular scope of Work.

§ 3.3.3 The Contractor shall be responsible for inspection of portions of Work already performed to determine that such portions are in proper condition to receive subsequent Work.

§ 3.4 LABOR AND MATERIALS

§ 3.4.1 Unless otherwise provided in the Contract Documents, the Contractor shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work. Should the progress or conditions of the Work require Work to be performed after regular hours, or should the Contractor elect to perform Work after regular working hours, in the absence of an acceleration of the Contractor’s schedule specifically directed by Owner due to reasons other than the fault of the Contractor, the additional cost of performing such Work shall be borne by the Contractor.

§ 3.4.2 The Contractor may make substitutions only with the consent of the Owner, after evaluation by the Architect and in accordance with a Change Order or Construction Change Directive.

§ 3.4.3 The Contractor shall enforce strict discipline and good order among the Contractor’s employees and other persons carrying out the Work. The Contractor shall not permit employment of unfit persons or persons not properly skilled in tasks assigned to them.

§ 3.4.4 Materials and equipment specified by the name or names of one or more manufacturers shall be used to establish the Contract Sum. However, the Owner and the Architect (if directed by the Owner) will consider a formal request for the substitution of materials or equipment in place of those specified in the Contract Documents only in accordance with the conditions set forth herein and in the Specifications. Upon the Architect’s review and recommendation, these substitutions will be submitted to the Owner for its written approval. No request for substitution for materials or equipment that has been specified or described in the Contract Documents by using the name of a proprietary item or the name of a particular manufacturer, fabricator, supplier or distributor may be made by the Contractor, unless the proposed substitute for the named item is of like or better type, function, quality and design as the named item and the Contractor follows the procedures for approval of substitutions. The procedure for review and approval of substitutions by the Architect and the Owner is as follows:

.1 The Contractor may offer as substitutions, materials and items of equipment of manufacturers other than those specified by submitting an itemized cost breakdown of the impact of such substitutions on the Contract Sum and a Project Schedule update showing any impact on the current scheduled date of Substantial Completion of the Work. Proposed substitutions must be accompanied by full descriptive and technical data.

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AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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.2 Requests for review of substitute items of materials and equipment will not be accepted by the Architect or the Owner from anyone other than the Contractor. If the Contractor wishes to furnish or use a substitute item of material or equipment, the Contractor shall make written application to the Architect and the Owner for acceptance thereof, certifying that the proposed substitute will perform adequately the functions called for by the specified design,  be similar and of equal substance to that specified and be suited to the same use capable of performing the same function as that specified. The application must state whether or not acceptance of the substitute for use in the Work will require a change in the Contract Documents to adapt the design to the substitute and whether or not incorporation or use of the substitute in connection with the Work is subject to payment of any license fee or royalty. All variations of the proposed substitute from that specified in the Contract Documents shall be identified in the application and available maintenance, repair and replacement service must be included. The application must also contain an itemized statement of the cost and schedule impact that will result directly or indirectly from acceptance of such substitute, including costs of redesign and claims of separate contractors and Subcontractors affected by the resulting change, all of which shall be considered by the Architect and the Owner in evaluating the proposed substitute. The Architect and the Owner may require the Contractor to furnish, at the Contractor’s expense, additional data about the proposed substitute.

.3 The Owner and the Architect will be the sole judges of acceptability of a substitute, and no substitute will be ordered or installed without the Owner’s prior written acceptance. The Owner may require the Contractor to furnish, at the Contractor’s expense, a special performance guarantee or other collateral with respect to any substitute.

.4 By making a request for substitution, the Contractor shall, in the application:

a)              represent that it or its Subcontractor(s) has personally investigated the proposed substitute and has determined that it is equal or superior in all respects to that specified in the Contract Documents;

b)             represent that the Contractor will provide the same warranty for the substitution as it is required by the Contract Documents to provide for the substituted item;

c)              certify that the cost and schedule data presented is complete and correct and includes all related direct and indirect costs and schedule adjustments, if any, under the Contract Documents (but excludes the Architect’s redesign costs), and waive all claims for additional costs and schedule adjustments related to the substitution which subsequently become apparent; and

d)             agree to coordinate the installation of the accepted substitute with other portions of the Work or the work of the Owner and/or separate contractors, making such changes as may be required for the Work to be complete in all respects.

.5. All of the Architect’s redesign costs incurred by reason of an approved substitution shall be deducted from the Contract Sum and paid by the Owner to the Architect. Value engineering credits against the Contract Sum shall be net of additional Architect’s fees and costs in connection therewith.

§ 3.4.5 Not later than thirty (30) days from the execution of the Guaranteed Maximum Price Amendment, and prior to commencement of the construction portion of the Work (unless a longer period is agreed to by the Owner in writing), Contractor shall provide the Owner and Architect, as the Owner may direct, with a list of the names of the manufacturers providing products under each section of the Specifications, and the names of the installer where applicable. The Owner will reply in writing within ten (10) business days after receipt of such names to the Contractor stating whether the Owner or the Architect, after due investigation, has reasonable objection to any such proposed manufacturer or installer. If adequate data on any proposed manufacturer or installer is not available, the Owner may state that action will be deferred until the Contractor provides further data. Failure to object to a manufacturer or installer shall not constitute a waiver of any of the requirements of the Contract Documents.

§ 3.4.6 Copies of Material Safety Data Sheets (MSDS) for all applicable materials and equipment shall be kept on site and current in accordance with Applicable Laws (including OSHA regulations) and will be provided to the Owner as part of the operation and maintenance manuals.

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AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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§ 3.4.7 The Work shall be coordinated, scheduled, staged and otherwise performed in a manner so as to prevent water infiltration and/or water damage.

§ 3.5 WARRANTIES

§ 3.5.1 The Contractor warrants to the Owner and Architect that Work furnished and/or performed under the Contract will be of good quality and new unless the Contract Documents require or permit otherwise. The Contractor further warrants that the Work will strictly conform to the requirements of the Contract Documents and will be free from defects, except for those inherent in the quality of the Work the Contract Documents require or permit. Work not conforming to these requirements may be considered defective. The Contractor’s warranty excludes remedy for damage or defect caused by abuse, alterations to the Work not executed by the Contractor, improper or insufficient maintenance, improper operation, or normal wear and tear and normal usage, provided, however that modifications, extensions, attachments to, completion of, or repair to systems in the Work by others shall not void the Contractor’s warranty with respect to the original Work so long as the same are performed in accordance with the original design and installation standards. If required by the Owner or the Architect, the Contractor shall furnish satisfactory evidence as to the kind and quality of materials and equipment.

§ 3.5.2 The Contractor agrees to assign to the Owner or the Owner’s designee, on an exclusive or non-exclusive basis, in whole or in part, at the time of Substantial Completion of the Work, any and all manufacturers’ warranties relating to materials and labor used in the Work. Assignment of such warranties shall not relieve the Contractor of its obligations under the Contract Documents. In connection therewith, the Contractor further agrees to perform the Work in such manner consistent with and so as to preserve any and all manufacturers’ warranties. All manufacturers’ warranties shall be endorsed to provide that the warranty shall recommence and be reinstated in full in connection with, and on completion of, any corrective work required in connection with any item covered by such warranty; provided, however, that the total warranty period shall not extend beyond the original warranty period plus six (6) months. Such corrective work shall be completed in accordance with the requirements of any and all applicable manufacturers’ warranties.

§ 3.6 TAXES

The Contractor shall pay sales, consumer, use and similar taxes for the Work provided by the Contractor that are legally enacted when the Contract Sum is established, whether or not yet effective or merely scheduled to go into effect. To the extent the Contractor is required to pay sales, consumer, use and similar taxes (other than taxes on the income of the Contractor or its subcontractors) that were not legally enacted as of the date of establishment of the Contract Sum (whether or not yet effective or merely scheduled to go into effect), the Contractor shall be entitled to an increase in the Contract Sum equal to the amount of such additional taxes (without markup for overhead or profit). To the extent the Owner notifies the Contractor that certain tax exemptions are available to the Owner, the Contractor shall take such steps as are necessary for such tax exemptions to be available. If the Contractor fails to take such steps and taxes are due, such taxes shall not be paid as Cost of the Work or pursuant to Change Order, but shall be borne by the Contractor.

§ 3.7 PERMITS, FEES, NOTICES, AND COMPLIANCE WITH LAWS

§ 3.7.1 See Section 2.2.2..

§ 3.7.2 The Contractor shall comply with and give notices required by Applicable Laws.

§ 3.7.3 If the Contractor performs Work knowing it to be contrary to Applicable Laws or laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities relating to the Contract Documents, the Contractor shall assume appropriate responsibility for such Work and shall bear the costs attributable to correction.

§ 3.7.4 Concealed or Unknown Conditions. Subject to fulfillment by the Contractor of the requirements of the Contract regarding examination of the site prior to establishment of the Contract Sum, if the Contractor encounters conditions at the site that are (1) subsurface or otherwise concealed physical conditions that differ materially from those indicated in the Contract Documents or (2) unknown physical conditions of an unusual nature, that differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, the Contractor shall promptly provide notice to the Owner and the Architect before conditions are disturbed and in no event later than 5 days after first observance of the conditions. The Owner will promptly investigate such conditions and, if the Owner determines that they differ materially and cause an

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AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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increase or decrease in the Contractor’s cost of, or time required for, performance of any part of the Work, will recommend an equitable adjustment in the Contract Sum or Contract Time, or both. If the Owner determines that the conditions at the site are not materially different from those indicated in the Contract Documents and that no change in the terms of the Contract is justified, the Owner shall promptly notify the Architect and the Contractor in writing, stating the reasons. If the Contractor disputes the Owner’s determination or recommendation, the Contractor may proceed as provided in Article 15. No adjustment shall be made for any condition if notice is not given within 5 days of the date the Contractor discovered the concealed or unknown condition.

§ 3.7.5 If, in the course of the Work, the Contractor encounters human remains or recognizes the existence of burial markers, archaeological sites or wetlands not indicated in the Contract Documents or other information furnished by the Owner, such event shall be deemed a concealed or unknown condition under the provisions of Section 3.7.4. In addition, the Contractor shall immediately suspend its operations (but only to the extent directly related to the condition) unless directed otherwise in writing by the Owner. The Owner shall promptly take any action necessary to obtain whatever governmental authorization is required to resume the suspended operations. The Contractor shall continue to suspend such operations until otherwise instructed by the Owner but shall continue with all other operations that do not affect the condition

§ 3.8 ALLOWANCES

§ 3.8.1 The Contractor and the Owner may agree to include in the Contract Sum certain allowances.

§ 3.8.2 Unless otherwise provided in the Contract Documents,

.1               allowances shall cover the cost to the Contractor of materials and equipment delivered at the site and all required taxes, less applicable trade discounts;

.2               Contractor’s costs for unloading and handling at the site, labor, installation costs, overhead, profit and other expenses contemplated for stated allowance amounts shall be included in the Contract Sum but not in the allowances; and

.3               whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Section 3.8.2.1 and (2) there shall be no adjustment to profit or overhead on account of increases or decreases in the amount of allowances.

§ 3.8.3 Materials and equipment under an allowance shall be selected by the Owner with reasonable promptness. The Contractor shall not commence any Work involving allowances until (1) the Owner is furnished with all pricing and other data applicable to the allowance; and (2) the Owner authorizes such items and expenditures in writing.

§ 3.9 SUPERINTENDENT; PROJECT EXECUTIVE; PROJECT MANAGER

§ 3.9.1 The Contractor shall employ a competent superintendent and necessary assistants who shall be in attendance at the Project site during performance of the Work. The Project Executive and Project Manager listed in Exhibit G to the Agreement shall represent the Contractor, and communications given to the Project Executive or Project Manager shall be as binding as if given to the Contractor.

(Paragraphs deleted)

§ 3.10 CONTRACTOR’S CONSTRUCTION SCHEDULES

§ 3.10.1 The Project Schedule is attached to the Agreement as an Exhibit. The Project Schedule shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Contract Documents, and shall provide for expeditious and practicable execution of the Work. No revision of the Project Schedule shall be effective unless agreed to in writing by the Owner and the Contractor. The Project Schedule shall be updated monthly and included with the Contractor’s Application for Payment for review and approval by the Owner. If the Project Schedule is not updated monthly, the Owner, in its sole discretion, may delay payment of Contractor’s Application for Payment until a revised Project Schedule is provided. The Project Schedule shall contain the dates that are critical in ensuring the timely and orderly completion of the Work in accordance with the requirements of the Contract Documents. The date(s) of Substantial Completion of the Work (or portions thereof if the Agreement contemplates phases of Work) in each revision to the Project Schedule shall be consistent with the date(s) of Substantial Completion, or the total number of days from commencement until Substantial Completion, set forth in the body of the Agreement, as said date(s) may be extended pursuant to the provisions of the Contract Documents. In addition to the Project Schedule updates described herein, the Owner may also require the Contractor to provide

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AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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throughout the course of the Project two-week “look ahead” schedules in detail which is reasonably acceptable to the Owner.

§ 3.10.2 The Contractor shall prepare a submittal schedule, promptly after being awarded the Contract and thereafter as necessary to maintain a current submittal schedule, and shall submit the schedule(s) for the Architect’s approval. The Architect’s approval shall not unreasonably be delayed or withheld. The submittal schedule shall (1) be coordinated with the Contractor’s construction schedule, and (2) allow the Architect reasonable time to review submittals. If the Contractor fails to submit a submittal schedule, the Contractor shall not be entitled to any increase in Contract Sum or extension of Contract Time based on the time required for review of submittals.

§ 3.10.3 The Contractor shall perform the Work in accordance with the most recent Project Schedule submitted by the Contractor and approved in writing by the Owner. Approval by the Owner of the Project Schedule is for the purpose of confirming that the entire Work can be substantially completed by the Substantial Completion Date set forth therein, and shall not relieve the Contractor of its responsibility for means and methods of performing the Work.

§ 3.10.4 If the Owner determines through reasonable evidence that the critical path of the Work is behind schedule, the Owner shall have the right, but not the obligation, to order the Contractor to take corrective measures necessary to expedite the progress of construction, including, without limitation, (i) working additional shifts or overtime, (ii) supplying additional manpower, equipment and/or facilities, or (iii) other similar measures (collectively “Extraordinary Measures”). The determination of whether the critical path of the Work is behind schedule shall take into account any extensions of time to which the Contractor is entitled under the Contract Documents. In no event shall the Owner have control over, charge of, or any responsibility for construction means, methods, techniques, sequences or procedures or for safety precautions and programs in connection with the Work. The Contractor shall not be entitled to an adjustment in the Contract Sum in connection with Extraordinary Measures, except to the extent they are required due to no fault of the Contractor, in which case Extraordinary Measures shall be reimbursed pursuant to Change Order.

§ 3.10.5 The Contractor shall prepare a monthly summary report in a form and of sufficient detail and character as approved by the Owner. The report shall specify whether the Project is on schedule and, if not, the reason(s) therefor and the steps to be undertaken to bring the Project back to the original schedule. IN addition, the Contractor shall also prepare and submit the following:

.1             The Contractor shall also prepare a report not later than thirty (30) days after execution of the Guaranteed Maximum Price Amendment that shall include a complete list of suppliers, items to be purchased from the suppliers or fabricators to be permanently incorporated into the Work, time required for fabrication and the scheduled delivery dates for each item. As soon as available, copies of purchase orders shall be furnished to the Owner.

.2             If requested by the Owner, the Contractor shall prepare a weekly report in a form and of sufficient detail and character as approved by the Owner. Accompanying the report shall be an updated current Project Schedule, and a listing and status of all change requests, bulletins, modifications, etc.

.3             The Contractor shall prepare such additional reports as the Lender may reasonably request. The Contractor shall hold weekly progress meetings at the site, or at such other time and frequency as are acceptable to the Owner. Progress of the Work shall be reported in detail with reference to the Project Schedule. Each interested Subcontractor shall be represented at such meetings by a competent representative to report on the status and condition of its Work and to receive information.

.4             The Contractor shall prepare and submit a Critical Path Method (“CPM”) network schedule (the “CPM Schedule”) to the Owner as part of the Guaranteed Maximum Price proposal. At all times the CPM Schedule shall be consistent with the most recent Project Schedule approved in writing by the Owner and the Contractor. With the Owner’s approval, the CPM Schedule may be used in lieu of the Project Schedule. The CPM Schedule shall contain starting and completion dates for all phases of the Work including, but not limited to, major work items by floor level, shop drawing submittal and approval dates, roughing-in dates, and equipment and material delivery dates. The CPM Schedule shall be reviewed at the weekly construction meetings to be held at the site. Notwithstanding the foregoing, Owner reserves the right to require Contractor to update the CPM Schedule as often as the Owner deems reasonably necessary. A copy of the CPM Schedule shall be maintained at all times on the site, and revised and updated copies shall be provided to the Owner, if required. The CPM Schedule and revisions thereof prepared by the

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AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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Contractor shall be furnished to the Owner and the Architect for informational purposes only. Any revisions to the CPM Schedule shall be accompanied by a written explanation of the reasons for such revisions. Failure of the Contractor to deliver an initial CPM Schedule within the time specified above or to deliver timely updates of such CPM Schedule upon request of the Owner, as provided above, shall entitle the Owner to withhold progress payments for the Work completed until such time as the revised CPM Schedule is delivered to the Owner.

§ 3.10.6 The following are requirements for preparation and revision of the CPM Schedule:

.1             The CPM Schedule shall contain a level of detail and identification of individual trades acceptable to Owner and shall include milestones agreed to by the Owner and the Contractor (individually, a “Milestone” and collectively “Milestones”).

.2             If after approval of the initial CPM Schedule the Contractor desires to change its plan of construction, it shall submit the requested revisions to the Owner for written approval.

.3             When the Owner orders changes to the Work that have the potential to impact the scheduled date(s) of Substantial Completion, the Contractor shall prepare a revision to the latest approved CPM Schedule accepted by the Owner for the Owner’s review. Change order logic will affect only those activities and performance dates directly concerned with such changes. Adjustments in the scheduled date(s) of Substantial Completion proposed by the Contractor due to changes in the Work will be considered only to the extent that such changes impact actual Substantial Completion as indicated in the latest edition of the CPM Schedule prior to such change being proposed.

.4             All requests for adjustment to the scheduled date(s) of Substantial Completion due to changes in the Work must accompany the change proposal.

.5             If any CPM Schedule (or any schedule prepared by the Owner’s consultant referred to in Section 3.10.7) demonstrates, in the Owner’s reasonable opinion, that the Contractor is anticipated to miss a scheduled Milestone by more than fourteen (14) days due to events within the Contractor’s control, the Contractor shall accelerate the Work at the Owner’s direction until such time as it is apparent, in the Owner’s reasonable opinion, that the next Milestone will be achieved in accordance with the most recent CPM Schedule approved in writing by the Owner.

.6             Float or slack time is defined as the amount of time between the earliest start date and the latest start date or between the earliest finish date and the latest finish date of a chain of activities in the network analysis. Float or slack time is not for the exclusive use or benefit of either the Contractor or the Owner. The Contractor acknowledges and agrees that actual delays affecting paths of activities will not entitle the Contractor to a time extension so long as such delays do not affect the total time for construction as defined by the critical path.

§ 3.10.7 The Owner may engage a consultant to prepare and update, on a monthly basis, a schedule and cost monitoring procedure for its own purposes. The Contractor shall cooperate with the Owner’s consultants in providing additional data and information necessary for updating the Owner’s schedule and cost monitoring system on a monthly basis or as may be required by the condition of the Work.

§ 3.10.8 In the event that the Contractor on its own initiative accelerates or otherwise changes the sequence or duration of any of the construction activities from such sequences or durations as indicated in the Project Schedule approved in writing by the Owner at the commencement of the Work, the Owner, unless agreed in writing otherwise, will not be liable for any claims for any direct or indirect costs, delays or extensions of time that may result from such actions by the Contractor. The Owner shall not pay any costs of acceleration unless the Owner agrees in writing in advance.

§ 3.11 DOCUMENTS AND SAMPLES AT THE SITE

The Contractor shall maintain at the site for the Owner one complete copy of the Drawings, Specifications, Addenda, Change Orders and other Modifications, in good order and marked currently to indicate changes, revisions and additions thereto approved by the Owner, as required, and selections made during construction (“Redline Record Drawings”), and one copy of approved Shop Drawings, Product Data, Samples and similar required submittals. Redline Record Drawings shall include all architectural a structural changes, plumbing, heating, ventilating, air conditioning and electrical changes; changes to grades, utilities, and work covered by Change Orders and

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AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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Construction Change Directives. If any Work is performed otherwise than as shown in the Drawings and Specifications referenced in the Agreement, the Contractor shall clearly indicate on such Drawings and/or Specifications the Work as performed. The Redline Record Drawings and the other documents referred to herein shall be available to the Owner and the Architect and shall be delivered to the Owner as provided in Section 9.8. Applications for Payment shall not be processed by the Owner until it is satisfied that the Redline Record Drawings are being satisfactorily maintained and updated. The Contractor acknowledges and recognizes the Owner’s need to have a current and accurate set of Redline Record Drawings available at all times. If such Redline Record Drawings are not legible, the Construction Manager shall be required to modify them prior to final payment.

§ 3.12 SHOP DRAWINGS, PRODUCT DATA AND SAMPLES

§ 3.12.1 Shop Drawings are drawings, diagrams, schedules and other data specially prepared for the Work by the Contractor or a Subcontractor, Sub-subcontractor, manufacturer, supplier or distributor to illustrate some portion of the Work.

§ 3.12.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Contractor to illustrate materials or equipment for some portion of the Work.

§ 3.12.3 Samples are physical examples that illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

§ 3.12.4 Shop Drawings, Product Data, Samples and similar submittals (collectively, “Submittals”) are not Contract Documents. Their purpose is to demonstrate the way by which the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents for those portions of the Work for which the Contract Documents require Submittals. Review by the Architect is subject to the limitations of Section 4.2.7. Informational Submittals upon which the Architect is not expected to take responsive action may be so identified in the Contract Documents. Submittals that are not required by the Contract Documents may be returned by the Architect without action. All Submittals shall (i) comply with performance specifications and other criteria established by the Contract Documents; (ii) comply with all Applicable Laws; and (iii) permit the Work, when completed, to perform as intended by the Contract Documents. Submittals shall be modified and resubmitted at no cost to the Owner to the extent necessary to obtain any permits or approvals or to the extent required to comply with any requirement of the Contract Documents.

§ 3.12.5 The Contractor shall review for compliance with the Contract Documents, approve and submit in writing to the Architect Submittals required by the Contract Documents in accordance with the approved submittal schedule or, in the absence of an approved submittal schedule, with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Owner or of separate contractors. Submittals which are not marked as reviewed for compliance with the Contract Documents and approved by the Contractor may be returned by the Architect without action.

§ 3.12.6 By making Submittals, the Contractor represents to the Owner and Architect that the Contractor has (1) reviewed and approved them, (2) determined and verified materials, field measurements and field construction criteria related thereto, or will do so and (3) checked and coordinated the information contained within such Submittals with the requirements of the Work and of the Contract Documents.

§ 3.12.7 The Contractor shall perform no portion of the Work for which the Contract Documents require submittal and review of Submittals until the respective Submittal has been approved by the Architect.

§ 3.12.8 The Work shall be in accordance with approved Submittals except that the Contractor shall not be relieved of responsibility for deviations from requirements of the Contract Documents by the Architect’s approval of Submittals unless the Contractor has specifically informed the Architect in writing of such deviation at the time of submittal and (1) the Architect and the Owner have given written approval to the specific deviation as a minor change in the Work, or (2) a Change Order or Construction Change Directive has been issued authorizing the deviation. The Contractor shall not be relieved of responsibility for errors or omissions in Submittals by the Architect’s or Owner’s approval thereof.

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AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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§ 3.12.9 The Contractor shall direct specific attention, in writing or on resubmitted Submittals, to revisions other than those requested by the Architect on previous Submittals. In the absence of such written notice, the Architect’s or Owner’s approval of a resubmission shall not apply to such revisions.

§ 3.12.10 The Contractor shall not be required to provide professional services that constitute the practice of architecture or engineering unless such services are specifically required by the Contract Documents for a portion of the Work or unless the Contractor needs to provide such services in order to carry out the Contractor’s responsibilities for construction means, methods, techniques, sequences and procedures. The Contractor shall not be required to provide professional services in violation of applicable law. If professional design services or certifications by a design professional related to systems, materials or equipment are specifically required of the Contractor by the Contract Documents, the Owner and the Architect will specify all performance and design criteria that such services must satisfy. The Contractor shall cause such services or certifications to be provided by a properly licensed design professional, whose signature and seal shall appear on all drawings, calculations, specifications, certifications and Submittals prepared by such professional. Submittals related to the Work designed or certified by such professional, if prepared by others, shall bear such professional’s written approval when submitted to the Architect. The Owner and the Architect shall be entitled to rely upon the adequacy, accuracy and completeness of the services, certifications and approvals performed or provided by such design professionals, provided the Owner and Architect have specified to the Contractor all performance and design criteria that such services must satisfy. Pursuant to this Section 3.12.10, the Architect and the Owner will review, approve or take other appropriate action on Submittals only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Contractor shall not be responsible for the adequacy of the performance and design criteria specified in the Contract Documents.

§ 3.13 USE OF SITE

§ 3.13.1 The Contractor shall confine operations at the site to areas permitted by Applicable Laws, permits and the Contract Documents and shall not unreasonably encumber the site with materials or equipment.

§ 3.13.2 Only materials and equipment which are to be used directly in the performance of the Work shall be brought to and stored on the site by the Contractor. Materials or equipment no longer required for the Work shall be promptly removed from the site. Protection of materials and equipment stored at the site from weather, theft, damage or all other adversity is solely the responsibility of the Contractor.

§ 3.14 CUTTING AND PATCHING

§ 3.14.1 The Contractor shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly. All areas requiring cutting, fitting and patching shall be restored to the condition existing prior to the cutting, fitting and patching, unless otherwise required by the Contract Documents.

§ 3.14.2 The Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner or separate contractors by cutting, patching or otherwise altering such construction, or by excavation. The Contractor shall not cut or otherwise alter such construction by the Owner or a separate contractor except with written consent of the Owner and of such separate contractor; such consent shall not be unreasonably withheld. The Contractor shall not unreasonably withhold from the Owner or a separate contractor the Contractor’s consent to cutting or otherwise altering the Work.

§ 3.14.3 The Contractor shall not cut or alter any completed or installed portion of the Work without the prior written approval of the Owner. Any request by the Contractor for such approval shall be in the form of a Submittal. The Submittal shall show the nature and extent of the cutting or alteration to be performed and the method of restoration of the cut or altered work so that the finished Work will comply in all respects with the Contract Documents. Such Submittal shall be accompanied by sufficient information to enable the Owner and the Architect to determine if the proposed cutting or alteration (a) is necessary, (b) will not adversely affect the structural integrity or moisture resistance or watertight integrity of any element of the Project, (c) will not require modification of the Contract Documents or change in other items of the Work, (d) will not result in a cost disadvantage to the Owner, (e) will be protected by guarantees and warranties at least as stringent as those required in the Contract Documents for the Work affected and (f) will be in conformity with the intent of the Contract Documents.

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AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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§ 3.15 CLEANING UP

§ 3.15.1 The Contractor shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work, the Contractor shall remove waste materials, rubbish, the Contractor’s tools, construction equipment, machinery and surplus materials from and about the Project.

§ 3.15.2 If the Contractor fails to clean up as provided in the Contract Documents, the Owner may do so and Owner shall be entitled to reimbursement from the Contractor.

§ 3.15.3 The Contractor shall be responsible for replacing any damaged or broken glass at completion of the Work. After broken glass has been replaced, the Contractor shall remove all labels and wash and polish both sides of all glass.

§ 3.16 ACCESS TO WORK

The Contractor shall provide the Owner and Architect access to the Work in preparation and progress wherever located for review of the Work as well as other activities of the Owner, including marketing and other visitation. All visitors to the site (other than representatives of the Owner and the Architect) may be required to sign a waiver and release on terms reasonably acceptable to the Owner and the Contractor. The Contractor shall provide reasonable accommodations and safe facilities for such access and for observation at the site, at the place of manufacture or elsewhere.

§ 3.17 ROYALTIES, PATENTS AND COPYRIGHTS

The Contractor shall pay all royalties and license fees. The Contractor shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner Indemnitees (defined in Section 3.18.1) harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Contract Documents, or where the copyright violations are contained in Drawings, Specifications or other documents prepared by the Owner or Architect. However, if the Contractor has reason to believe that the required design, process or product is an infringement of a copyright or a patent, the Contractor shall be responsible for such loss unless such information is promptly furnished to the Architect and the Owner.

§ 3.18 INDEMNIFICATION

§ 3.18.1 Contractor hereby agrees, to the fullest extent permitted by law, to defend, with counsel reasonably acceptable to Owner (except to the extent the Owner or the Contractor is not given the opportunity to review counsel by the insurance company assuming such defense), indemnify and hold harmless Owner, the Architect, the Owner’s Lender, and their respective owners, partners, members, managers, shareholders, affiliates, officers, directors, employees, trustees, agents, successors and assigns (each, an “Owner lndemnitee” and collectively, “Owner Indemnitees”) from and against any and all claims, damages, liabilities, losses, costs, expenses. proceedings (including any brought in or before any court administrative body, arbitration panel or other tribunal), fines, penalties and expenses (including attorneys’ fees and disbursements), causes of action or the like (including claims relating to bodily injury (including mental injury or death), personal injury (including violation of civil rights, defamation, wrongful arrest and invasion of privacy), property damage (including loss of use or value) or theft, or damage to the environment, in each case in any way deriving from a claim made by a third party (including any governmental or quasi-governmental party) against any Owner Indemnitee arising from or out of, or in connection with, or relating to (or alleged to arise from or out of, or in connection with, or to relate to) directly or indirectly, in whole or in part (i) the negligent acts or omissions of Contractor, its agents. subcontractors or suppliers or their respective owners, partners, members, managers, shareholders, affiliates, officers, directors, employees, trustees or agents (each, a “Contractor Party” and collectively, “Contractor Parties”) (ii) the Work, or any other work in or around the Site, except to the extent caused by or contributed to by such Owner Indemnitee; (iii) the breach of any covenant to be performed by Contractor hereunder (and, without limiting the foregoing, Contractor shall be liable to the Owner Indemnitees for any costs and expenses, including attorneys’ fees and expenses, incurred by any Owner Indemnitee in the enforcement of its rights under this Agreement, including a demand for indemnification hereunder) and (iv) a misrepresentation made by the Contractor hereunder. This indemnity shall survive the expiration or termination of the Contract. The waiver of consequential damages set forth in Section 15.1.6 shall not apply to the indemnification obligations of the Contractor hereunder.

§ 3.18.2 In claims against any person or entity indemnified under this Section 3.18 by an employee of the Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the indemnification obligation under Section 3.18.1 shall not be limited by a limitation on amount or type of damages,

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AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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compensation or benefits payable by or for the Contractor or a Subcontractor under workers’ compensation acts, disability benefit acts or other employee benefit acts.

§ 3.18.3 Contractor intends that the Owner Indemnitees (other than Owner) shall be third-party beneficiaries of this Agreement.

§ 3.18.4 The obligations of the Contractor under this Section 3.18 shall not extend to the liability of the Architect the Architect’s consultants and agents and employees of any of them arising out of (1) the preparation or approval of maps, drawings, opinions, reports, surveys, change orders, construction change directives, designs or specifications, or (2) the giving of or failure to give directions or instructions by the Architect, the Architect’s consultants and agents and employees of any of them, to the extent such giving or failure to give is the cause of the injury or damage.

§ 3.18.5 Regarding the liabilities and indemnities of the Contractor set forth in Section 3.18.1 above, to the extent any Claim contains an allegation that the Contractor Parties are responsible, the Contractor shall defend such Claim until such time as a final judgment is entered. To the extent such final judgment holds that an Owner Indemnitee was responsible, the Contractor shall be entitled to recover from the Owner a proportionate amount of reasonable costs it incurred on account of its indemnification and defense of such Owner Indemnitee (based on the relative share of responsibility of the Contractor Parties and the Owner Indemnitees), but only to the extent not covered and/or paid by applicable insurance. Nothing contained in this Section 3.18 shall be construed as an agreement to indemnify anyone for their own negligence, but the obligation to defend shall continue until the comparative responsibility for the Claim has been finally adjudicated in a court of law.

§ 3.19 CONTRACTOR’S WORK FORCE

§ 3.19.1 The Contractor shall maintain at all times a sufficient work force to carry out its obligations in full in an efficient and timely manner. The Contractor shall employ only competent, skilled workmen who will work in harmony with other workmen.

§ 3.19.2 The Contractor shall not employ any labor or allocate any portions of the Work to any trade if such employment or allocation may tend to cause strikes, work stoppages, delays, suspension of the Work or other interference with the smooth progress of the Work.

§ 3.19.3 If the Work is to be performed by trade unions, the Contractor shall reconcile, without delay, damage or cost to the Owner and without recourse to the Owner, any conflict between the Contract Documents and any agreements or regulations of any kind at any time in force among members or councils which regulate or distinguish what activities shall not be included in the work of any particular trade.

§ 3.19.4 In case the progress of the Work is affected by any undue delay in furnishing or installing any items or materials or equipment required under the Contract Documents because of such conflict involving any such labor agreement or regulations, the Owner may require that other material or equipment of equal kind and quality be provided pursuant to a Change Order or Construction Change Directive.

§ 3.20 SIGNS

No sign, sign trademark or other advertisement shall be displayed on or about the site without the prior written consent of the Owner, which shall be granted or withheld in the sole discretion of the Owner. If Owner consents to the hanging of any signs at the site, the Owner will designate an appropriate area for such signs. Notwithstanding the foregoing, under no circumstances will the Contractor or any of its Subcontractors be permitted to hang or erect a sign on the building structure. At the Owner’s sole direction and discretion, the Contractor and/or its Subcontractors shall remove any signs from the site.

§ 3.21 CONFIDENTIALITY

§ 3.21.1 Other than the Contractor’s disclosure to its lenders and bonding companies of the terms and conditions of the Contract and the value of the Work in process from time to time, the Contractor shall not, without the prior written consent of the Owner, disclose or make available to any person or entity, or use, directly or indirectly, except for the performance and implementation of the Work, any “Confidential Information” provided by the Owner, the Architect or others in connection with the performance of this Contract.

§ 3.21.2 As used herein, the term “Confidential Information” shall mean any information, written or oral, concerning the Project, relating to or consisting of processes, techniques, procedures, designs, drawings, plans, diagrams,

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AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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specifications, computer programs, systems, know-how, trade secrets and other technical data, project information, policies and contracts, including the Contract. The provisions of this Section shall not apply to information which: (1) is in the public domain on an unrestricted basis or otherwise other than as a result of a breach of the obligations of this Section; (2) is independently known to the receiving party the time of receipt through no unlawful act; (3) is disclosed by the receiving party with the prior written approval of the Owner; or (4) becomes known to the receiving Party from a source other than the Owner or those within its control and such source legally is entitled to have and to disclose such information without restriction

§ 3.21.3 Contractor further agrees that it shall not make any announcements or release any information or photographs concerning this Contract or the Project or any part thereof to any member of the public or press or any official body, unless prior written consent is obtained from the Owner, which consent shall not be withheld unreasonably.

§ 3.21.4 Contractor shall take all steps which may be necessary or appropriate in order that its employees and all Subcontractors and suppliers of every tier adhere to the provisions of this Section. Appropriate clauses to carry out the purpose and intent hereof shall be included in all subcontracts, purchase orders and other contracts entered into by the Contractor relating to the Work.

§ 3.22 SURVEYS, LINES AND LEVELS

Contractor shall establish all lines, grades, benchmarks and other information required for all of the Work executed under the Contract Documents. All grades, lines, benchmarks and other information shown on Drawings are believed to be correct but the Contractor shall verify them at the site and notify the Architect in writing of any discrepancies found before proceeding with the Work.

§ 3.23 FOSSILS, ANTIQUITIES, ETC.

All fossils, coins, articles of value or antiquity and structures or other remains or things of geological or archeological interest discovered on the site shall be considered the property of the Owner and the Contractor shall not be entitled to retain them or any additional compensation on account thereof. The Contractor shall take reasonable precautions to prevent its workers or any other persons from removing or damaging any such items and shall, upon discovery of such items, notify the Owner thereof not more than twenty-four (24) hours after discovery, and shall carry out the Owners instructions concerning the method of disposal or transfer of such items.

§ 3.24 INTERFERENCE WITH ADJOINING PROPERTIES

§ 3.24.1 All operations necessary for the execution of the Work shall be carried on so as not to interfere unnecessarily or improperly with the convenience of the public, or the access to, use and occupation of public or private roads and footpaths to or of properties whether in the possession of the Owner or of any other person. The Contractor shall hold harmless and indemnify the Owner Indemnitees in respect of all claims, proceedings, damages, costs, charges and expenses whatsoever arising out of, or in relation to, any such matters in so far as the Contractor is responsible therefor.

§ 3.24.2 The Contractor shall use every reasonable means to prevent any of the highways or bridges communicating with or on the routes to the site from being damaged or injured by any traffic of the Contractor or any of its Subcontractors and suppliers and, in particular, shall select routes, choose and use vehicles and restrict and distribute loads so that any such extraordinary traffic as may arise from the moving of equipment and materials from and to the site shall be limited, as reasonably possible, so that no damage or injury may be occasioned to such highways and bridges. The Contractor shall hold harmless and indemnify the Owner Indemnitees in respect of all claims, proceedings, damages, costs, charges and expenses whatsoever arising out of, or in relation to, any such matters in so far as the Contractor is responsible therefor.

(Paragraphs deleted)

ARTICLE 4           ARCHITECT

§ 4.1 GENERAL

§ 4.1.1 The Owner shall retain an architect lawfully licensed to practice architecture or an entity lawfully practicing architecture in the jurisdiction where the Project is located. That person or entity is identified as the Architect in the Agreement and is referred to throughout the Contract Documents as if singular in number.

§ 4.1.2 Duties, responsibilities and limitations of authority of the Architect as set forth in the Contract Documents shall not be restricted, modified or extended without written consent of the Owner.

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AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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§ 4.1.3 If the employment of the Architect is terminated, the Owner shall employ a successor architect whose status under the Contract Documents shall be that of the Architect.

§ 4.2 ADMINISTRATION OF THE CONTRACT

§ 4.2.1 The Architect and the Owner (acting through the Owner’s Representative to the extent set forth in the Agreement) will provide administration of the Contract as described in the Contract Documents and will be an Owner’s representative during construction until the date of final completion of the Work and thereafter as agreed between the Owner and the Architect. The Architect will have authority to act on behalf of the Owner only to the extent provided in the Contract Documents. The activities of the Owner in the administration of the Contract shall not extend to the provision of professional design services.

§ 4.2.2 The Architect will visit the site at intervals appropriate to the stage of construction, or as otherwise agreed with the Owner, to become generally familiar with the progress and quality of the portion of the Work completed, and to determine in general if the Work observed is being performed in a manner indicating that the Work, when fully completed, will be in accordance with the Contract Documents. However, the Architect will not be required to make exhaustive or continuous on-site inspections to check the quality or quantity of the Work. The Architect will not have control over, charge of, or responsibility for, the construction means, methods, techniques, sequences or procedures, or for the safety precautions and programs in connection with the Work, since these are solely the Contractor’s rights and responsibilities under the Contract Documents, except as provided in Section 3.3.1.

§ 4.2.3 On the basis of the site visits, the Architect will keep the Owner reasonably informed about the progress and quality of the portion of the Work completed, and report to the Owner (1) known deviations from the Contract Documents and from the most recent construction schedule submitted by the Contractor, and (2) defects and deficiencies observed in the Work. The Architect will not be responsible for the Contractor’s failure to perform the Work in accordance with the requirements of the Contract Documents. The Architect will not have control over or charge of and will not be responsible for acts or omissions of the Contractor, Subcontractors, or their agents or employees, or any other persons or entities performing portions of the Work.

§ 4.2.4 COMMUNICATIONS FACILITATING CONTRACT ADMINISTRATION

Communications by and with the Architect’s consultants shall be through the Architect. Communications by and with the Owner’s consultants (other than the Architect) shall be through the Owner. Communications by and with Subcontractors and material suppliers shall be through the Contractor. Communications by and with separate contractors shall be through the Owner.

§ 4.2.5 The Owner shall determine from time to time if the Architect will review and certify the Contractor’s Applications for Payment. If such certificates are issued by the Architect, they are advisory only and not binding on the Owner.

§ 4.2.6 The Architect may recommend to the Owner the rejection of Work that does not conform to the Contract Documents. Whenever the Architect considers it necessary or advisable, the Architect will recommend to the Owner that inspection or testing of the Work be performed in accordance with Sections 13.5.2 and 13.5.3, whether or not such Work is fabricated, installed or completed. However, neither the recommendations of the Architect nor a decision made by the Owner in good faith either to accept or reject such recommendations shall give rise to a duty or responsibility of the Architect or the Owner to the Contractor, Subcontractors, material and equipment suppliers, their agents or employees, or other persons or entities performing portions of the Work.

§ 4.2.7 The Architect will review and approve, or take other appropriate action upon, the Contractor’s Submittals, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Owner may also review and approve Submittals at its election on a case-by-case basis. The Architect’s and Owner’s action will be taken in accordance with the submittal schedule referenced in Section 3.10.2. If there is no submittal schedule, or a particular Submittal is not on the submittal schedule, the Architect shall review such Submittal within 14 days of receipt unless otherwise agreed by the Owner and the Contractor. Review of such Submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems, all of which remain the responsibility of the Contractor as required by the Contract Documents. The Architect’s or Owner’s review of the Contractor’s Submittals shall not relieve the Contractor of the obligations under

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AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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Sections 3.3, 3.5 and 3.12. The Architect’s or Owner’s review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Architect, of any construction means, methods, techniques, sequences or procedures. The Architect’s or Owner’s approval of a specific item shall not indicate approval of an assembly of which the item is a component.

§ 4.2.8 The Architect will assist the Contractor in the preparation of Change Orders and Construction Change Directives, and may recommend minor changes in the Work as provided in Section 7.4. The Architect will investigate and make recommendations regarding concealed and unknown conditions as provided in Section 3.7.4.

§ 4.2.9 The Architect and the Owner will conduct inspections to determine the date or dates of Substantial Completion of the Work and the date of final completion of the Work; and the Architect will issue Certificates of Substantial Completion pursuant to Section 9.8; receive and forward to the Owner, for the Owner’s review and records, written warranties and related documents required by the Contract and assembled by the Contractor pursuant to Section 9.10; and at the request of the Owner, issue a final Certificate for Payment pursuant to Section 9.10.

§ 4.2.10 If the Owner and Architect agree, the Architect will provide one or more project representatives to assist in carrying out the Architect’s responsibilities at the site. The limitations of authority of such project representatives shall be as set forth in an exhibit to be incorporated in the Contract Documents.

§ 4.2.11 The Architect shall, upon the Owner’s request, advise the Owner regarding matters concerning the performance of the Contractor under the Contract Documents. The Architect’s response to such requests will be made in writing within any time limits agreed upon or otherwise with reasonable promptness.

§ 4.2.12 Interpretations and recommendations of the Architect will be consistent with the intent of, and reasonably inferable from, the Contract Documents and will be in writing or in the form of drawings. When making such interpretations and recommendations, the Architect will not be liable for results of interpretations or decisions rendered in good faith.

§ 4.2.13 Not used.

§ 4.2.14 The Architect will review and respond to requests for information about the Contract Documents. The Architect’s response to such requests will be made in writing within any time limits agreed upon or otherwise with reasonable promptness. If appropriate, the Architect will prepare and issue supplemental Drawings and Specifications for approval by the Owner in response to the requests for information. To the extent the Contractor believes that any responses to requests for information or supplemental Drawings and Specifications will cause an increase in the time or cost of performance of the Work, the Contractor shall file a Claim in accordance with the provisions of Article 15.

ARTICLE 5           SUBCONTRACTORS AND SUPPLIERS

§ 5.1 DEFINITIONS

§ 5.1.1 A Subcontractor is a person or entity who has a direct contract with the Contractor to perform a portion of the Work at the site. The term “Subcontractor” is referred to throughout the Contract Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor. The term “Subcontractor” does not include a separate contractor or subcontractors of a separate contractor.

§ 5.1.2 A Sub-subcontractor is a person or entity who has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the site. The term “Sub-subcontractor” is referred to throughout the Contract Documents as if singular in number and means a Sub-subcontractor or an authorized representative of the Sub-subcontractor.

§ 5.1.3 A supplier is a person or entity who has a direct or indirect contract with the Contractor to provide materials or equipment on account of the Work.

§ 5.2 AWARD OF SUBCONTRACTS AND OTHER CONTRACTS FOR PORTIONS OF THE WORK

§ 5.2.1The Contractor, as soon as practicable after award of the Contract, shall furnish in writing to the Owner the names of persons or entities (including those who are to furnish materials or equipment fabricated to a special design) proposed for each principal portion of the Work. The Architect and the Owner shall promptly reply to the Contractor in writing stating (1) whether the Owner or the Architect has reasonable objection to any such proposed person or

Init.

AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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entity or (2) that the Architect or the Owner requires additional time for review. Failure of the Owner or Architect to promptly reply shall constitute notice of no reasonable objection. The Guaranteed Maximum Price Amendment shall set forth those Subcontractors and suppliers that the Owner has approved prior to execution of the Guaranteed Maximum Price Amendment.

(Paragraph deleted)

§ 5.2.2 The Contractor shall not contract with a proposed person or entity to whom the Owner or Architect has made reasonable and timely objection. The Contractor shall not be required to contract with anyone to whom the Contractor has made reasonable objection.

§ 5.2.3 Upon request of the Owner, Contractor shall make available to the Owner at the Contractor’s main office copies of all bids, proposals, or other information concerning the Subcontractors and material suppliers, including financial statements, which may be helpful to the Owner and the Lender in evaluating any of the Subcontractors and suppliers proposed to perform any part of the Work, whether or not listed in the Guaranteed Maximum Price Amendment. Contractor may also be required to make available to the Owner with respect to the proposed Subcontractors and material suppliers such other proof of financial stability and experience, lists of completed projects and letters of reference as may be required by the Owner. Upon request of the Owner, Contractor shall submit for review its forms of subcontract and purchase order. Submission of the foregoing information and review by Owner shall not relieve Contractor from sole responsibility for performance of all of the Work.

§ 5.2.4 The Contractor shall not substitute a Subcontractor, person or entity previously selected if the Owner or Architect makes reasonable objection to such substitution. The Owner may require the Contractor to change any Subcontractor previously approved and, if at such time the Contractor is not then in default under the Contract Documents, the Contract Sum shall be increased or decreased by the difference in cost occasioned by such change.

§ 5.3 SUBCONTRACTUAL RELATIONS

By appropriate written agreement, the Contractor shall require each Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Contractor by terms of the Contract Documents, and to assume toward the Contractor all the obligations and responsibilities, including the responsibility for safety of the Subcontractor’s Work, which the Contractor, by the Contract Documents, assumes toward the Owner and Architect. Each subcontract agreement shall preserve and protect the rights of the Owner and the Owner Indemnitees under the Contract Documents with respect to the Work to be performed by the Subcontractor so that subcontracting thereof will not prejudice such rights, and shall allow to the Subcontractor, unless specifically provided otherwise in the subcontract agreement, the benefit of all rights, remedies and redress against the Contractor that the Contractor, by the Contract Documents, has against the Owner. Where appropriate, the Contractor shall require each Subcontractor to enter into similar agreements with Sub-subcontractors. The Contractor shall make available to each proposed Subcontractor, prior to the execution of the subcontract agreement, copies of the Contract Documents to which the Subcontractor will be bound, and, upon written request of the Subcontractor, identify to the Subcontractor terms and conditions of the proposed subcontract agreement that may be at variance with the Contract Documents. Subcontractors will similarly make copies of applicable portions of such documents available to their respective proposed Sub-subcontractors. All purchase orders for materials and equipment shall be in writing and shall incorporate all provisions of the Contract Documents applicable to the materials and equipment covered by the purchase order. The Contractor shall furnish to the Owner copies of all subcontract agreements and purchase orders within five (5) days of the execution thereof.

§ 5.3.2 Every subcontract agreement and purchase order shall:

.1             require that such Work be performed in accordance with the requirements of the Contract Documents;

.2             waive all rights the contracting parties may have against one another or that the Subcontractor or supplier may have against the Owner for damages caused by fire or other perils covered by the property insurance described in the Contract Documents;

.3             require the Subcontractor to carry and maintain insurance required by the provisions of Exhibit D to the Agreement, and furnish all information required by the provisions of Exhibit D (not applicable to suppliers);

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AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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.4             require the Subcontractor and supplier to furnish the waivers of liens set forth in Exhibit F to the Agreement as well as such other documents as the Owner, the Lender or title insurer may reasonably request prior to receiving any payments for Work performed;

.5             affirmatively state that the Contractor is not entitled to back-charge the Subcontractor or supplier for amounts owed to the Contractor on projects other than the Project; and

.6             affirmatively state that the Contractor may be required to assign the subcontract agreement or purchase order to the Owner and in the event the Owner so elects, the Subcontractor or supplier and its surety, if any, shall not object to such assignment and shall continue performance for the benefit of the Owner after assignment.

§ 5.4 CONTINGENT ASSIGNMENT OF SUBCONTRACTS

§ 5.4.1 Each subcontract agreement and purchase order for a portion of the Work is assigned by the Contractor to the Owner, provided that

.1             assignment is effective only after termination of the Contract by the Owner pursuant to Section 14 and only for those subcontract agreements and purchase orders that the Owner accepts by notifying the Subcontractor or supplier and Contractor in writing; and

.2             except as otherwise provided in Section 5.3.2.6, assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract.

§ 5.4.2 Upon such assignment, if the Work has been suspended for more than 30 days, the Subcontractor’s compensation shall be equitably adjusted for increases in direct, out-of-pocket cost resulting from the suspension.

§ 5.4.3 Upon such assignment to the Owner under this Section 5.4, the Owner may further assign the subcontract to a successor contractor or other entity. If the Owner assigns the subcontract to a successor contractor or other entity, the Owner shall nevertheless remain legally responsible for all of the successor contractor’s obligations under the subcontract.

§ 5.5 SETTLEMENT OF SUBCONTRACTOR AND SUPPLIER CLAIMS

§ 5.5.1 Contractor agrees that it will permit the Owner to participate in meetings to settle Subcontractor and supplier claims arising from the Project, and will permit Owner to initiate such meetings. The Contractor shall be present at all such meetings. The Owner’s participation in such meetings shall not in any way be construed to create a contractual relationship between the Owner and such Subcontractor(s) or supplier(s) nor shall such participation relieve the Contractor from any of its obligations hereunder.

ARTICLE 6           CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

§ 6.1 OWNER’S RIGHT TO PERFORM CONSTRUCTION AND TO AWARD SEPARATE CONTRACTS

§ 6.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner’s own forces, and to award separate contracts in connection with other portions of the Project or other construction or operations on the site. If the Contractor claims that delay or additional cost is involved because of such action by the Owner, the Contractor shall make such Claim as provided in Article 15.

§ 6.1.2 When separate contracts are awarded for different portions of the Project or other construction or operations on the site, the term “Contractor” in the Contract Documents in each case shall mean the Contractor who executes each separate Owner-Contractor Agreement.

§ 6.1.3 The Contractor shall provide for coordination of the activities of the Owner’s own forces and of each separate contractor with the Work of the Contractor. The Contractor shall make any reasonable revisions to the construction schedule deemed necessary after a joint review. The construction schedules shall then constitute the schedules to be used by the Contractor, separate contractors and the Owner until subsequently revised.

(Paragraph deleted)

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AIA Document A201TM — 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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§ 6.2 MUTUAL RESPONSIBILITY

§ 6.2.1 The Contractor shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities, and shall connect and coordinate the Contractor’s construction and operations with theirs as required by the Contract Documents.

§ 6.2.2 If part of the Contractor’s Work depends for proper execution or results upon construction or operations by the Owner or a separate contractor, the Contractor shall, prior to proceeding with that portion of the Work, promptly report to the Owner and the Architect apparent discrepancies or defects in such other construction that would render it unsuitable for such proper execution and results. Failure of the Contractor so to report shall constitute an acknowledgment that the Owner’s or separate contractor’s completed or partially completed construction is fit and proper to receive the Contractor’s Work, except as to defects not then reasonably discoverable.

§ 6.2.3 The Contractor shall reimburse the Owner for costs the Owner incurs that are payable to a separate contractor because of the Contractor’s delays, improperly timed activities or defective construction; such costs shall be deemed direct damages, not consequential damages. The Owner shall be responsible to the Contractor for direct out-of-pocket costs the Contractor incurs because of a separate contractor’s delays, improperly timed activities, damage to the Work or defective construction, and other costs, but only to the extent such other costs are recovered from the separate contractor.

§ 6.2.4 The Contractor shall promptly remedy damage the Contractor wrongfully causes to completed or partially completed construction or to property of the Owner or separate contractors as provided in Section 10.2.5.

§ 6.2.5 The Owner and each separate contractor shall have the same responsibilities for cutting and patching as are described for the Contractor in Section 3.14.

§ 6.3 OWNER’S RIGHT TO CLEAN UP

If a dispute arises among the Contractor, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish, the Owner, after 2 business days’ written notice, may clean up and the Owner will allocate the cost among those responsible.

ARTICLE 7           CHANGES IN THE WORK

§ 7.1 GENERAL

§ 7.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order, Construction Change Directive or order for a minor change in the Work, subject to the limitations stated in this Article 7 and elsewhere in the Contract Documents. Unless otherwise agreed to in writing by the Owner, any adjustments to the Contract Time and/or Contract Sum resulting from changes to the Contract Documents shall be agreed upon at the time of approval of each change request unless otherwise noted in the Change Order. Requests for changes to the Contract Sum made by the Contractor will simultaneously include, if applicable, any request for change of the Contract Time to the extent that the extent of the delay and its effect on the critical path of the Work is known at the time of the request. If the extent of the delay and its effect on the critical path of the Work is not known at the time of the request, the Contractor shall furnish supplemental information as to within five (5) days of the date when such information becomes known.

§ 7.1.2 A Change Order shall be based upon agreement between the Owner, and the Contractor; a Construction Change Directive may or may not be agreed to by the Contractor; an order for a minor change in the Work may be issued by the Architect alone so long as it does not affect the Contract Time, Contract Sum or any other material portion of the Work.. Notwithstanding anything contained in the Contract Documents to the contrary, a change in the Contract Sum or the Contract Time shall be accomplished only by Change Order or Construction Change Directive

§ 7.1.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents, and the Contractor shall proceed promptly, unless otherwise provided in the Change Order, Construction Change Directive or order for a minor change in the Work.

§ 7.1.4 No course of conduct or dealing between the parties, no express or implied acceptance of alterations or additions to the Work and no claim that the Owner has been unjustly enriched by any alteration or addition to the Work, whether there is any unjust enrichment, shall be the basis of any claim for adjustment in compensation due the

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AIA Document A201TM — 2007.  Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA®  Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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Contractor in connection with the Project or for adjustment in any time period provided for under the Contract. Moreover, the Contractor hereby waives and forfeits all claims that any work, services or other activities were performed pursuant to an oral contract or other oral agreement separate from the Contract.

§ 7.1.5 Agreement on any Change Order shall constitute a final settlement of all matters relating to the change in the Work which is the subject of the Change Order, including, but not limited to, all direct and indirect costs associated with such change and any and all adjustments to the Contract Sum and the Project Schedule. The Schedule of Values shall be modified accordingly for Work covered by Change Orders.

§ 7.1.6 No Change Order or Construction Change Directive shall be effective or binding on the Owner unless it is executed by the Owner.

§ 7.2 CHANGE ORDERS

§ 7.2.1 A Change Order is a written instrument prepared by the Architect or Contractor, or both and signed by the Owner, and the Contractor stating their agreement upon all of the following:

.1             The change in the Work;

.2             The amount of the adjustment, if any, in the Contract Sum; and

.3             The extent of the adjustment, if any, in the Contract Time.

§ 7.2.2 In all cases, regardless of the method used to determine the value of changes, the estimated or actual cost shall be submitted in detailed breakdown form, giving quantity and unit costs of each item, labor cost with hourly rates, allowable overhead and profit. No additional amount will be paid for submittal in this form or for re-submittal should the breakdown be considered inadequate by the Architect or the Owner.

§ 7.2.3 Time being of the essence in the performance of this Contract, any Work which is the subject of a change to the Contract will be performed promptly upon receipt by the Contractor of a written instruction signed by the Owner. Proceeding with such Work by the Contractor will not be delayed in the event of dispute between the Owner and the Contractor on the method of evaluating the change or on the amount of any adjustment to the Contract Sum or Contract Time.

§ 7.2.4 If the Contractor believes that it is entitled to additional payment or an extension of time for performing changed Work ordered to be done, it shall notify the Owner in writing as provided in Article 15 before performing such Work.

§ 7.2.5 On a best efforts basis, estimating time for proposed Change Orders shall not exceed twenty (20) days from date of receipt of sufficient information and/or drawings with reference to such plans or Change Orders. Revisions to initial proposals are to be prepared with immediacy.

§ 7.3 CONSTRUCTION CHANGE DIRECTIVES

§ 7.3.1 A Construction Change Directive is a written order signed by the Owner directing a change in the Work prior to agreement on adjustment, if any, in the Contract Sum or Contract Time, or both. The Owner may by Construction Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum and Contract Time being adjusted as permitted by the Contract Documents.

§ 7.3.2 A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order.

If the Change in the Work will result in an extension or contraction of the Contract Time or other dates of Substantial Completion, and the parties are unable to agree as to the number of days by which the time for performance will be extended or contracted, then the matter shall be submitted to the Architect for its advisory (i.e., non-binding) determination. In the event of a Contractor-claimed extension of the time for performance, the Architect shall not be required to make its determination until the Project has been completed, at which time the Architect’s determination shall be based on review of Contractor’s books and records relating to the time involved in performing the Change in the Work and on the Architect’s judgment as to whether Contractor diligently performed the same.

§ 7.3.3 If the Construction Change Directive provides for an adjustment to the Contract Sum, the adjustment shall be based on one of the following methods selected by the Owner in its sole discretion:

.1                                      Mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;

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AIA Document A201TM — 2007.  Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA®  Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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.2                                      Unit prices stated in the Contract Documents or subsequently agreed upon;

.3                                      Cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or

.4                                      As provided in Section 7.3.7.

§ 7.3.4 If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are significantly changed in a proposed Change Order or Construction Change Directive so that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Contractor, the applicable unit prices shall be equitably adjusted.

§ 7.3.5 Upon receipt of a Construction Change Directive, the Contractor shall promptly proceed with the change in the Work involved and advise the Architect and the Owner of the Contractor’s agreement or disagreement with the method, if any, provided in the Construction Change Directive for determining the proposed adjustment in the Contract Sum or Contract Time.

§ 7.3.6 A Construction Change Directive signed by the Contractor indicates the Contractor’s agreement therewith, including adjustment in Contract Sum and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order.

§ 7.3.7 If the Contractor does not respond promptly or disagrees with the method for adjustment in the Contract Sum, the Owner shall determine the method and the adjustment on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including, in case of an increase in the Contract Sum, an amount for overhead and profit as set forth in Section 7.6.1. In such case, and also under Section 7.3.3.3, the Contractor shall keep and present, in such form as the Architect and the Owner may prescribe, an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Contract Documents, costs for the purposes of this Section 7.3.7 shall be limited to the following:

.1             Costs of labor, including social security, old age and unemployment insurance, fringe benefits required by agreement or custom, and workers’ compensation insurance;

.2                                      Costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed;

.3                                      Rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Contractor or others;

.4                                      Costs of premiums for all bonds and insurance, permit fees, and sales, use or similar taxes related to the Work; and

.5                                      Additional costs of supervision and field office personnel directly attributable to the change to the extent permitted by Section 7.6.1.

§ 7.3.8 The amount of credit to be allowed by the Contractor to the Owner for a deletion or change that results in a net decrease in the Contract Sum shall be actual net cost as confirmed by the Owner. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change.

§ 7.3.9 Pending final determination of the total cost of a Construction Change Directive to the Owner, the Contractor may request payment for Work completed under the Construction Change Directive in Applications for Payment. The amount approved by the Owner shall adjust the Contract Sum on the same basis as a Change Order, subject to the right of either party to disagree and assert a Claim in accordance with Article 15.

§ 7.3.10 When the Owner and Contractor agree with a determination made by the Architect concerning the adjustments in the Contract Sum and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately and the Contractor will prepare a Change Order. Change Orders may be issued for all or any part of a Construction Change Directive.

§ 7.4 MINOR CHANGES IN THE WORK; FIELD CHANGE ORDERS

The Architect may recommend to the Owner minor changes in the Work by means of a Field Change Order not involving adjustment in the Contract Sum or extension of the Contract Time and not inconsistent with the intent of the Contract Documents. If approved by the Owner in writing, such changes will be effected by written order signed by the Architect and shall be binding on the Owner and Contractor.

Init.

AIA Document A201TM — 2007.  Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA®  Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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§ 7.5 DETERMINATION OF COST

Notwithstanding anything in the Contract Documents to the contrary, if the Owner and the Contractor cannot agree on what constitutes “cost” for purposes of this Article 7, the Contractor and the Owner agree that the maximum reimbursable cost for an item shall be that stated in the most current edition of the Means Cost Data Book (and not Means Change Order Cost Book).

§ 7.6 LIMITATIONS ON CHANGE ORDERS

§ 7.6.1 For changes in the Work which result in a reduction in the cost of the Work, the Contractor shall comply with such Change Order and the amount of the deductive Change Order shall be the costs associated with the change.

§ 7.6.2 When both additions and credits are involved in any one change, the allowance for the home-office overhead and general conditions costs shall be figured on the basis of the net increase in the cost of the Work, if any.

§ 7.6.3 Notwithstanding anything herein or in the Agreement to the contrary, the Contractor shall not be entitled to additional general conditions costs on account of delay in achieving Substantial Completion of the entire Work due to events not the fault of the Contractor for the first sixty (60) days of such delay, in the aggregate.

§ 7.6.4 Other than the markups provided for in the Agreement, the Contractor agrees that it shall not be entitled to any further compensation for general conditions costs or profit on the basis of the number of changes initiated, the aggregate of the changes, or any similar claim. Each Change Order shall address costs an markups as well as any extensions of time related thereto as set forth herein and shall resolve all of such items on a Change Order by Change Order basis with no reservation of rights or residual claims to additional adjustments for time or compensation being preserved beyond the entitlements actually set forth in the Change Order.

§ 7.6.3 The Contractor acknowledges that on a project of the size, scope and complexity of the Project, a number of changes to the Work are anticipated. Therefore, other than the markups for Subcontractors and the Contractor’s Fee and General Conditions costs reimbursement directly related to each change, as provided for in the Contract Documents, the Contractor agrees that it shall not be entitled to any further compensation on the basis of the number of changes initiated, the aggregate value of the changes, or any similar claim. Each Change Order shall not contain any reservation of rights or residual claims to additional adjustments for time or price being preserved beyond the entitlements actually set forth in the Change Order.

ARTICLE 8           TIME

§ 8.1 DEFINITIONS

§ 8.1.1 Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the entire Work.

§ 8.1.2 The date of commencement of the Work is the date established in the Agreement.

§ 8.1.3 The date(s) of Substantial Completion is/are the date(s) agreed to by the Owner, the Contractor and the Architect on which all conditions precedent to Substantial Completion as set forth in the Contract Documents have been fulfilled.

§ 8.1.4 The term “day” as used in the Contract Documents shall mean calendar day unless otherwise specifically referenced.

§ 8.2 PROGRESS AND COMPLETION

§ 8.2.1 Time limits and notice periods stated in the Contract Documents are of the essence of the Contract. By executing the Agreement the Contractor confirms that the Contract Time is a reasonable period for performing the Work.

§ 8.2.2 The Contractor shall not knowingly, except by agreement or instruction of the Owner in writing, prematurely commence operations on the site or elsewhere prior to the effective date of insurance required by Article 11 and Exhibit H to the Agreement. In addition, no Subcontractor shall be entitled to commence performance of the Work until it has furnished required insurance and bonds in accordance with the requirements of the Contract Documents. The date of commencement of the Work shall not be changed by the effective date of such insurance.

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AIA Document A201TM — 2007.  Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA®  Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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§ 8.2.3 The Contractor shall proceed expeditiously with adequate forces and shall achieve Substantial Completion of the Work in accordance with the date(s) of Substantial Completion set forth in the Project Schedule, as such dates may be adjusted under the Contract Documents

§ 8.3 DELAYS AND EXTENSIONS OF TIME

§ 8.3.1 If the Contractor is delayed at any time in the commencement or progress of the Work by an Owner Delay (hereinafter defined) or by Force Majeure (hereinafter defined) (collectively, “Excusable Delays”), then the Contract Time shall be extended by Change Order to the extent permitted by the terms of the Contract Documents.

§ 8.3.2 Claims relating to time shall be made in accordance with applicable provisions of Article 15.

§ 8.3.3 “Force Majeure” is defined as (1) extraordinary conditions of weather for the area and time of year, war or national conflicts or priorities arising therefrom (as more fully discussed in Section 15.1.5.2), fires beyond the reasonable control of the Contractor, strikes or other labor disruptions not due to breach of applicable collective bargaining agreements, or any other cause beyond Contractor’s reasonable control and not the fault of the Owner or those within its control (but not including delays caused by Contractor, Subcontractors or others within the Contractor’s control).

§ 8.3.4 “Owner Delays” is defined as acts or omissions of the Owner, the Architect or those within their control or changes in the Work ordered by the Owner (but not including delays caused by the Contractor, Subcontractors or others within the Contractor’s control).

§ 8.3.5 Claims relating to time shall be made in accordance with applicable provisions of Article15. In the case of a continuing delay only one Claim is necessary. The Contractor shall immediately take all steps reasonably possible to lessen the adverse impact of any delay.

§ 8.3.6 The Contractor shall not be entitled to any such extension of time for Excusable Delays unless (a) the Contractor notifies the Owner in writing within five (5) days after the commencement of each such Excusable Delay (b) gives written notice to the Owner within five (5) days of the cessation thereof; and (c) within thirty (30) days of the cessation of the delay, provides to the Owner a complete and detailed CPM Schedule showing how the delay adversely impacted the date(s) of Substantial Completion of the Work. To the extent the Contractor cannot demonstrate to the reasonable satisfaction of the Owner that the Excusable Delay requires extension of one or more of the dates of Substantial Completion, no extension of time shall be granted.

§ 8.3.7 In the event an extension of time is warranted pursuant to the provisions of Section 8.3.6 due to Excusable Delays, the Contractor shall also be entitled to increased compensation equal to the Contractor’s out-of-pocket expenses and incremental general conditions costs on account thereof. The Contractor shall not be entitled to recover from the Owner, and hereby waives, any and all claims against the Owner for any other increased compensation or damages that the Contractor may suffer on account of any Excusable Delays, and the Contractor further waives any and all claims against the Owner for increased compensation or damages for any other disruption, interference, acceleration or loss of efficiency or productivity caused by the Owner, the Lender, the Architect, or their respective officers, agents, affiliates, employees or consultants. At the Owner’s request, the Contractor shall submit to the Owner a proposal to accelerate the Work on account of Excusable Delay, which proposal, if accepted in writing, shall become the basis for a Change Order increasing the Contract Sum in lieu of extending the date(s) of Substantial Completion of the Work.

§ 8.3.8 The provisions set forth in this Section 8.3 are the Contractor’s sole remedy in the event of Excusable Delay. In the event of concurrent delay, no additional compensation shall be paid.

§ 8.3.9 Claims made that do not comply with the notice provisions set forth herein (including submission of required supporting documentation within the time period set forth herein) are hereby waived.

§ 8.3.10 TIME IS OF THE ESSENCE OF THIS CONTRACT. Contractor agrees that the Work can be performed in the time agreed to herein. On a best efforts basis, estimating time for proposed Change Orders shall not exceed twenty (20) days from date of receipt of sufficient information and/or drawings with reference to such plans or Change Orders. Revisions to initial proposals are to be prepared with immediacy.

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AIA Document A201TM — 2007.  Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA®  Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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ARTICLE 9           PAYMENTS AND COMPLETION

§ 9.1 CONTRACT SUM

The Contract Sum is stated in the Agreement and, including authorized adjustments, is the total amount payable by the Owner to the Contractor for performance of the Work under the Contract Documents.

§ 9.2 SCHEDULE OF VALUES

The initial Schedule of Values will be attached to the GMP Amendment. This schedule shall be used as a basis for reviewing the Contractor’s Applications for Payment. The Owner shall have the authority to adjust the schedule of values from time to time on the basis of modifications of subcontracts and purchase orders and allocations of estimates to actual costs. The schedule of values and each Application for Payment shall list separately the Contractor’s general conditions costs and fee and all Change Orders issued by the Owner prior to the date of the particular Application for Payment (including as a single line item all of the costs of such Change Orders). The schedule of values shall be prepared in such a manner that each item of Work and each subcontracted item of Work are shown as a singe line item on AIA Documents G702/703, Application and Certificate for Payment, and Continuation Sheet.

§ 9.3 APPLICATIONS FOR PAYMENT

§ 9.3.1 Each Application for Payment shall include an affidavit or certification by the Contractor setting forth the following:

.1             That all Work for which payment is requested has been completed in accordance with the Contract Documents.

.2             The names and addresses of all first-tier Subcontractors and suppliers.

.3             The contract amount of each subcontract and purchase order and the amounts paid and owed to each such Subcontractor and supplier.

.4             The current Contract Sum, including all adjustments.

.5             The amount paid by the Owner to the Contractor up to the date of the Application for Payment.

.6             The amount of the current Application for Payment.

.7             The balance due on the Contract Sum after payment requested is made.

.8             The amount of money retained by the Owner and the amount of the Work that has been completed.

§ 9.3.1.1 As provided in Section 7.3.9, such applications may include requests for payment on account of changes in the Work that have been properly authorized by Construction Change Directives, or by interim determinations of the Architect, but not yet included in Change Orders.

§ 9.3.1.2 Applications for Payment shall not include requests for payment for portions of the Work for which the Contractor does not intend to pay a Subcontractor or material supplier, unless such Work has been performed by others whom the Contractor intends to pay.

§ 9.3.2 Unless Payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance by the Owner and approved by the Lender, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Contractor with procedures satisfactory to the Owner and the Lender to establish the Owner’s title to such materials and equipment or otherwise protect the Owner’s interest, and shall include the costs of applicable insurance, storage and transportation to the site for such materials and equipment stored off the site.

§ 9.3.3 The Contractor warrants that title to all Work covered by an Application for Payment will pass to the Owner no later than the time of payment. The Contractor further warrants that upon submittal of an Application for Payment all

Init.

AIA Document A201TM — 2007.  Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA®  Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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Work for which payments have been received from the Owner shall, to the best of the Contractor’s knowledge, information and belief, be free and clear of liens, claims, security interests or encumbrances in favor of the Contractor, Subcontractors, material suppliers, or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work.

§ 9.3.4 The Contractor shall discharge all liens or claims of lien filed against the Work, the Project site, the location of any of the Work not on the site, payments due the Contractor or any portion of the property of any of the Owner Indemnitees (referred to collectively as “Liens”) (unless such Lien is due solely to a failure by the Owner to pay the Contractor amounts properly due and owing within the time period required by the Contract Documents) within five (5) days after written notice by the Owner, and may contest a Lien only if the Contractor furnishes the Owner with security acceptable to the Owner or procures a lien release bond that complies with the requirements of the lien laws of the jurisdiction where the Project is located. The lien release bond shall be: (i) issued by a surety acceptable to the Owner, ii) in form and substance satisfactory to effectively release the site from the lien or claim of lien (iii) in an amount as required by the jurisdiction in which the Project is located. By posting a lien release bond or other acceptable security, however, the Contractor shall not be relieved of any responsibilities or obligations under this Subparagraph 9.3, including, without limitation, the duty to defend and indemnify the Owner Indemnitees as set forth below. The costs and expenses incurred in connection with providing such bonds and security, including attorney’s fees or other court costs, shall be the responsibility of the Contractor and shall not cause any adjustment to the Contract Sum.

§ 9.3.5 The Contractor expressly undertakes to defend the Owner Indemnitees, at the Contractor’ sole expense, against any actions, lawsuits or proceedings brought against the Owner Indemnitees as a result of Liens. The Contractor hereby agrees to indemnify and hold the Owner Indemnitees harmless against any damages, costs, expenses (including, without limitation, reasonable attorneys’ fees), losses, claims and liabilities arising out of or in connection with Liens, unless such Lien is due solely to a failure by the Owner to pay the Contractor amounts properly due and owing within the time period required by the Contract Documents. The Contractor hereby agrees that amounts which are subject to a good faith dispute shall not be deemed due and owing.

§ 9.3.6 Notwithstanding anything to the contrary in the Contract Document, if the Contractor fails to post a lien release bond or other security acceptable to the Owner in connection with any Lien, the Owner may discharge such Lien by making payment to the lien claimant or by such other means as the Owner, in the Owner’s sole discretion, determines is the most economical or advantageous method of settling the dispute. The Contractor shall promptly reimburse the Owner, upon demand, for any payments so made (or the Owner may deduct such amount, plus reasonable attorney’s fees, from amounts otherwise owed to the Contractor) and shall not be entitled to dispute the validity of the amount of such payment.

§ 9.3.7 If the Agreement is a guaranteed maximum price contract, costs incurred by the Contractor in connection with providing a lien release bond shall be reimbursable as Cost of the Work to the extent provided in Section 6.6.9 of the Agreement.

§ 9.4 CERTIFICATES FOR PAYMENT (this Section 9.4 is applicable only if certification is requested by the Owner)

§ 9.4.1 The Architect will, within seven days after receipt of the Contractor’s Application for Payment, either issue to the Owner a Certificate for Payment, with a copy to the Contractor, for such amount as the Architect determines is properly due, or notify the Contractor and Owner in writing of the Architect’s reasons for withholding certification in whole or in part as provided in Section 9.5.1.

§ 9.4.2 The issuance of a Certificate for Payment will constitute a representation by the Architect to the Owner, based on the Architect’s evaluation of the Work and the data comprising the Application for Payment, that, to the best of the Architect’s knowledge, information and belief, the Work has progressed to the point indicated and that the quality of the Work is in accordance with the Contract Documents. The foregoing representations are subject to an evaluation of the Work for conformance with the Contract Documents upon Substantial Completion, to results of subsequent tests and inspections, to correction of minor deviations from the Contract Documents prior to completion and to specific qualifications expressed by the Architect. The issuance of a Certificate for Payment will further constitute a representation that the Contractor is entitled to payment in the amount certified. However, the issuance of a Certificate for Payment will not be a representation that the Architect has (1) made exhaustive or continuous on-site inspections to check the quality or quantity of the Work, (2) reviewed construction means, methods, techniques, sequences or procedures, (3) reviewed copies of requisitions received from Subcontractors and material suppliers and other data

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AIA Document A201TM — 2007.  Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA®  Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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requested by the Owner to substantiate the Contractor’s right to payment, or (4) made examination to ascertain how or for what purpose the Contractor has used money previously paid on account of the Contract Sum.

§9.5 DECISIONS TO WITHHOLD FUNDS

§ 9.5.1 The Owner may withhold amounts otherwise due to the Contractor to the extent necessary to protect the Owner from loss for which the Contractor is responsible, including loss resulting from acts and omissions described in Section 3.3.2, because of

.1                                      defective Work not remedied;

.2                                      third party claims filed or reasonable evidence indicating probable filing of such claims unless security acceptable to the Owner is provided by the Contractor;

.3                                      failure of the Contractor to make payments properly to Subcontractors or for labor, materials or equipment;

.4                                      reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;

.5                                      damage to the Owner or a separate contractor to the extent not covered by insurance;

.6                                      reasonable evidence that the Work will not be completed within the Contract Time, and that the unpaid balance would not be adequate to cover actual or liquidated damages for the anticipated delay;

.7                                      material failure to carry out the Work in accordance with the Contract Documents; or

.8                                      any other material default or breach by the Contractor of the terms of the Contract.

If the Owner intends to withhold all or any part of an Application for Payment for one or more of the reasons set forth above, the Owner shall notify the Contractor in writing of the reasons for withholding.

§ 9.5.2 When the above reasons for withholding are removed, payment will be made for amounts previously withheld as part of the next Application for Payment. If the Contractor disputes any determination with regard to amounts withheld, the Contractor shall nevertheless expeditiously continue to prosecute the Work and the Owner shall continue to make timely payment of amounts not in dispute.

(Paragraph deleted)

§ 9.6 PROGRESS PAYMENTS

§ 9.6.1 Not used.

§ 9.6.2 The Contractor shall pay each Subcontractor and supplier no later than seven days after receipt of payment from the Owner the amount to which the Subcontractor or supplier is entitled, reflecting percentages actually retained from payments to the Contractor on account of the Subcontractor’s or supplier’s portion of the Work. The Contractor shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to Sub-subcontractors in a similar manner.

§ 9.6.3 Not used.

§ 9.6.4 The Owner has the right to request written evidence from the Contractor that the Contractor has properly paid Subcontractors and suppliers amounts paid by the Owner to the Contractor for subcontracted Work. If the Contractor fails to furnish such evidence within seven days, the Owner shall have the right to contact Subcontractors to ascertain whether they have been properly paid. Neither the Owner nor Architect shall have an obligation to pay or to see to the payment of money to a Subcontractor or supplier, except as may otherwise be required by law.

§ 9.6.5 Contractor payments to suppliers shall be treated in a manner similar to that provided in Sections 9.6.2, 9.6.3 and 9.6.4.

§ 9.6.6 A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents.

§ 9.6.7 Unless the Contractor provides the Owner with a payment bond in the full penal sum of the Contract Sum, payments received by the Contractor for Work properly performed by Subcontractors and suppliers shall be held by the Contractor for those Subcontractors or suppliers who performed Work or furnished materials, or both, under contract with the Contractor for which payment was made by the Owner. Nothing contained herein shall require money to be placed in a separate account and not commingled with money of the Contractor, shall create any fiduciary

Init.

AIA Document A201TM — 2007.  Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA®  Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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liability or tort liability on the part of the Contractor for breach of trust or shall entitle any person or entity to an award of punitive damages against the Contractor for breach of the requirements of this provision.

§ 9.7 FAILURE OF PAYMENT

If the Owner does not pay the Contractor within 30 days after the date established in the Contract Documents undisputed amounts due or awarded by binding dispute resolution, then the Contractor may, upon seven additional business days’ written notice to the Owner, stop the Work until payment of the undisputed amount owing has been received. Such cessation of Work shall be deemed to be an Excusable Delay under the provisions of Section 8.3 and the Contract Time and/or Contract Sum shall be adjusted to the extent permitted by Section 8.3.

§ 9.8 SUBSTANTIAL COMPLETION

§ 9.8.1 Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof agreed to in writing by the Owner, which agreement may be granted or withheld in the Owner’s sole discretion, (a) is sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work for its intended use, (b) all inspections and tests required under the Contract Documents and Applicable Laws have been completed successfully, (c) all systems and equipment installed by or on behalf of the Contractor are in good working order, (d) a temporary or permanent certificate of occupancy has been received, (e) all governmental, quasi-governmental and other approvals required under the Contract Documents and necessary for occupancy are obtained and (f) the Owner has approved the Substantial Completion of the Work. Notwithstanding the foregoing, if there is a delay in achieving Substantial Completion of the Work or portions thereof because the Contractor cannot obtain a certificate of occupancy or other required approval due to reasons other than the fault of the Contractor, then Substantial Completion shall be deemed to have occurred for purposes of calculation of liquidated damages. The Owner is not obligated to accept a portion of the Work as substantially complete. Use and occupancy of a portion of the Work by the Owner shall not relieve the Contractor from liability for liquidated damages under the Agreement, which liquidated damages are intended by the parties to apply to failure to achieve substantial completion of the entire Work within the time period set forth in the Project Schedule, as adjusted pursuant to the provisions of the Contract Documents.

§ 9.8.2 When the Contractor considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete as defined in Section 9.8.1, the Contractor shall prepare and submit to the Owner and the Architect a comprehensive list of items to be completed or corrected prior to final payment. Failure to include an item on such list does not alter the responsibility of the Contractor to complete all Work in accordance with the Contract Documents.

§ 9.8.3 Within five days of receipt of the Contractor’s list, the Owner and the Architect will make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the inspection discloses any item, whether or not included on the Contractor’s list, which is not substantially completed as defined in Section 9.8.1, the Contractor shall, before issuance of the Certificate of Substantial Completion, complete or correct such item upon notification by the Owner or the Architect. In such case, the Contractor shall then submit a request for another inspection by the Owner and the Architect to determine Substantial Completion.

§ 9.8.4 When the Work or designated portion thereof is substantially complete and the Architect, the Contractor an the Owner so agree, the Architect will prepare a Certificate of Substantial Completion that shall establish the date of Substantial Completion for the Work or designated portion, shall establish responsibilities of the Owner and Contractor for security, maintenance, heat, utilities, damage to the Work and insurance, and shall fix the time within which the Contractor shall finish all items on the list accompanying the Certificate. Warranties required by the Contract Documents shall commence on the date of Substantial Completion of the entire Work unless otherwise provided in the Contract Documents or agreed in writing by the Owner. . If the Architect or the Owner are required to inspect the Work or portions thereof to determine Substantial Completion more than twice due to the fault or neglect of the Contractor, all costs charged by the Architect and other costs incurred by the Owner on account of additional inspections shall be paid to the Owner by the Contractor or deducted from amounts otherwise due to the Contractor.

§ 9.8.5 Not less than four (4) weeks prior to the anticipated date of Substantial Completion, the Contractor shall produce for the Architect’s approval and transmittal to the Owner three (3) complete copies in a three-ring binder containing manuals for the equipment and operating systems in the Work as well as all documentation with respect to manufacturers’ warranties. Not less than one (1) week prior to the anticipated date of Substantial Completion, the Contractor shall produce to the Owner one (1) full set of the Redline Record Drawings of the Work. Applications for

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AIA Document A201TM — 2007.  Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA®  Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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Payments shall not be processed by the Owner unless it is reasonably satisfied that the Redline Record Drawings are being satisfactorily maintained and updated. The Contractor acknowledges and recognizes the Owner’s need to have an accurate set of such Redline Record Drawings available at all times.

§ 9.9 PARTIAL OCCUPANCY OR USE

§ 9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Contractor, provided such occupancy or use is consented to by the insurer as required under Section 11.3.1.5 and authorized by public authorities having jurisdiction over the Project. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Contractor have accepted in writing the responsibilities assigned to each of them for payments, retainage, if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Owner elects to occupy and use a portion of the Work, it shall so notify the Contractor, and the Contractor shall prepare and submit a list to the Owner and the Architect as provided under Section 9.8.2. Consent of the Contractor to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Contractor or, if no agreement is reached, by the reasonable determination of the Owner. The Contractor shall use its best efforts to accommodate efforts of the Owner and/or separate contractors to deliver and complete the installation of furnishings and fixtures prior to Substantial Completion. Such placing of equipment and furnishings shall not be construed as evidence of Substantial or Final Completion of the Work or any portion thereof, nor signify the Owner’s acceptance of any Work.

§ 9.9.2 Immediately prior to such partial occupancy or use, the Owner, Contractor and Architect shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work.

§ 9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Contract Documents.

§ 9.10 FINAL COMPLETION OF THE ENTIRE WORK AND FINAL PAYMENT

§ 9.10.1 Upon receipt of the Contractor’s written notice that the entire Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Owner and the Architect will promptly make such inspection and, when the Owner and the Architect find the Work acceptable under the Contract Documents and the Contract fully performed, the Architect will, if requested by the Owner, promptly issue a final Certificate for Payment stating that to the best of the Architect’s knowledge, information and belief, and on the basis of the Architect’s on-site visits and inspections, the Work has been completed in accordance with terms and conditions of the Contract Documents and that the entire balance found to be due the Contractor and noted in the final Certificate is due and payable. The Architect’s final Certificate for Payment will constitute a further representation that conditions listed in Section 9.10.2 as precedent to the Contractor’s being entitled to final payment have been fulfilled.

§ 9.10.2 Neither final payment nor any remaining retained percentage shall become due until the Contractor submits to the Owner and the Architect (1) an affidavit that payrolls (as applicable), bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owner’s property might be responsible or encumbered (less amounts withheld by Owner) have been paid or otherwise satisfied, (2) a certificate evidencing that insurance required by the Contract Documents to be maintained by the Contractor and to remain in force after final payment is currently in effect and will not be canceled or allowed to expire until at least 30 days’ prior written notice has been given to the Owner, (3) a written statement that the Contractor knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents, (4) consent of surety, if any, to final payment and (5) other data establishing payment or satisfaction of obligations, including waivers and releases of lien from the Contractor and all Subcontractors and suppliers having lien rights in the jurisdiction in which the Project is located on the forms set forth in Exhibit E to the Agreement, - If a Subcontractor or supplier refuses to furnish a release or waiver required by the Owner, the Contractor may furnish a bond or other collateral satisfactory to the Owner to indemnify the Owner against such lien or the Owner may withhold funds from final payment to protect itself against the possibility of a lien. When the time period for filing liens has expired, if the Subcontractor or supplier has not filed a lien, any funds withheld by the Owner shall be released and any collateral furnished by the Contractor shall be returned. If during such time period the Subcontractor or supplier does file a lien, the Contractor shall comply with its obligations in Section 9.3.

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AIA Document A201TM — 2007.  Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA®  Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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§ 9.10.3 If, after Substantial Completion of the entire Work, final completion thereof is materially delayed through no fault of the Contractor or by issuance of Change Orders affecting final completion, and the Owner so confirms, the Owner shall, upon application by the Contractor, and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Contractor to the Owner and the Architect. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims.

§ 9.10.4

(Paragraphs deleted)

Acceptance of final payment by the Contractor, a Subcontractor or material supplier shall constitute a waiver of claims by that payee except those previously made in writing and identified by that payee as unsettled at the time of final Application for Payment.

§ 9.10.5 Application for final payment shall contain the information required in Applications for Payment specified in the Contract Documents and shall include, in addition, the following:

.1             A certification by the Contractor that all Work has been completed in accordance with the Contract Documents.

.2             A certification by the Contractor that it has complied with all of the requirements for final payment reasonably imposed by the Lender, if any (provided that such requirements are provided to the Contractor on or before Substantial Completion of the Work).

.3             A certification by the Contractor that all warranties, guarantees, certificates, operating manuals and other documents required by the Contract Documents, including the current Redline Record Drawings, have been delivered to the Architect or Owner.

.4             A certification by the Contractor that the final Application for Payment includes without exception all Claims of the Contractor against the Owner arising in connection with the Project.

.5             A certification by the Contractor that the Redline Record Drawings are complete and accurate.

§ 9.11 SCHEDULE OF ANTICIPATED PROGRESS PAYMENTS

As part of the Guaranteed Maximum Price proposal, the Contractor shall submit to the Owner a schedule of anticipated progress payments. The Contractor shall revise and update the payment schedule as necessary from time to time to conform it to the Project Schedule as revised and updated.

ARTICLE 10   PROTECTION OF PERSONS AND PROPERTY

§ 10.1 SAFETY PRECAUTIONS AND PROGRAMS

The Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract.

§ 10.2 SAFETY OF PERSONS AND PROPERTY

§ 10.2.1 The Contractor shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to

.1                                      employees on the Work and other persons who may be affected thereby;

.2                                      the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Contractor or the Contractor’s Subcontractors or Sub-subcontractors; and

.3                                      other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction.

§ 10.2.2 The Contractor shall comply with and give notices required by Applicable Laws bearing on safety of persons or property or their protection from damage, injury or loss.

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AIA Document A201TM — 2007.  Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA®  Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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§ 10.2.3 The Contractor shall erect and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.

§ 10.2.4 When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Contractor shall exercise utmost care and carry on such activities under supervision of properly qualified personnel and shall notify local, state and federal authorities, to the extent required by Applicable Laws.

§ 10.2.5 The Contractor shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Contract Documents) to property referred to in Sections 10.2.1.2 and 10.2.1.3 caused in whole or in part by the Contractor, a Subcontractor, a Sub-subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Contractor is responsible under Sections 10.2.1.2 and 10.2.1.3, except damage or loss attributable to acts or omissions of the Owner or Architect or anyone directly or indirectly employed by either of them, or by anyone for whose acts either of them may be liable, and not attributable to the fault or negligence of the Contractor. The foregoing obligations of the Contractor are in addition to the Contractor’s obligations under Section 3.18.

§ 10.2.6 The Contractor shall designate a responsible member of the Contractor’s organization at the site whose duty shall be the prevention of accidents. This person shall be the Contractor’s superintendent unless otherwise designated by the Contractor in writing to the Owner and Architect.

§ 10.2.7 The Contractor shall not permit any part of the construction or site to be loaded so as to cause damage or create an unsafe condition.

§ 10.2.8 INJURY OR DAMAGE TO PERSON OR PROPERTY

If either party suffers injury or damage to person or property because of an act or omission of the other party, or of others for whose acts such party is legally responsible, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 5 days after discovery. The notice shall provide sufficient detail to enable the other party to investigate the matter.

§10.3 HAZARDOUS MATERIALS

§10.3.1 “Hazardous Materials” means any substance:

.1             the presence of which requires investigation or remediation under any federal, state or local law, statute, regulation, ordinance, order, or common law; or

.2             which is or becomes defined, at any time during the duration of this Agreement, as a “hazardous waste”, “hazardous substance”, pollutant or contaminant under any federal, state or local law, statute, regulation, rule or ordinance or amendments thereto, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §§ 9601 et seq. (“CERCLA”), as amended, or the Resource, Conservation and Recovery Act, as amended, 42 U.S.C. §§ 6901 et seq. (“RCRA”), and any comparable federal or state/district law; or

.3             which is petroleum, including crude oil or any fraction thereof not otherwise designated as a “hazardous substance” under CERCLA, including without limitation gasoline, diesel fuel or other petroleum hydrocarbons; or

.4             which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated at any time during the duration of this Agreement by any governmental authority or agency or by any instrumentality of the United States, the state or district in which the Project is located, or any political subdivision thereof; or

.5             the presence of which on the Project Site causes or threatens to cause a nuisance upon the Project Site or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the Project Site; or

Init.

AIA Document A201TM — 2007.  Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA®  Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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.6             the presence of which on adjacent properties could constitute a trespass by the Design/Builder or the Authority; or

.7             which contains asbestos.

The Contractor is responsible for compliance with any requirements included in the Contract Documents regarding Hazardous Materials. If the Contractor encounters a Hazardous Material not addressed in the Contract Documents or the remediation or removal of which is not part of the Contractor’s scope of Work (an “Owner Hazardous Material”) and if reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from such Owner Hazardous Material encountered on the site by the Contractor, the Contractor shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner and Architect in writing.

§ 10.3.2 Upon receipt of the Contractor’s written notice, the Owner shall obtain the services of a licensed laboratory to verify the presence or absence of the Owner Hazardous Material reported by the Contractor and, in the event the Owner Hazardous Materials is found to be present, to cause it to be rendered harmless. Unless otherwise required by the Contract Documents, the Owner shall furnish in writing to the Contractor and Architect the names and qualifications of persons or entities who are to perform tests verifying the presence or absence of the Owner Hazardous Material or who are to perform the task of removal or safe containment of such Owner Hazardous Material. When the Owner Hazardous Material has been rendered harmless, Work in the affected area shall resume. Any delays due to Owner Hazardous Materials shall be deemed to be Force Majeure delay, and the provisions of Section 8.3 shall apply.

§ 10.3.3 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Contractor, Subcontractors, Architect, Architect’s consultants and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from the existence of Owner Hazardous Materials at the site if in fact the Owner Hazardous Material presents the risk of bodily injury or death as described in Section 10.3.1 and has not been rendered harmless, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself), except to the extent that such damage, loss or expense is due to the fault or negligence of the party seeking indemnity.

§ 10.3.4 The Owner shall not be responsible under this Section 10.3 for Hazardous Materials the Contractor brings to the site unless such Hazardous Materials are required by the Contract Documents. The Owner shall be responsible for Hazardous Materials required by the Contract Documents, except to the extent of the Contractor’s fault or negligence in the use and handling of such Hazardous Materials.

§ 10.3.5 The Contractor shall indemnify the Owner for the cost and expense the Owner incurs (1) for remediation of Hazardous Materials the Contractor brings to the site, or (2) where the Contractor fails to perform its obligations under Section 10.3.1, except to the extent that the cost and expense are due to the Owner’s fault or negligence.

§ 10.3.6 If, without negligence on the part of the Contractor, the Contractor is held liable by a government agency for the cost of remediation of a Hazardous Material solely by reason of performing Work as required by the Contract Documents and such remediation is not in the scope of Work required by the Contract Documents, the Owner shall indemnify the Contractor for all cost and expense thereby incurred.

§ 10.4 EMERGENCIES

In an emergency affecting safety of persons or property, the Contractor shall act, at the Contractor’s discretion, to prevent threatened damage, injury or loss. Additional compensation or extension of time claimed by the Contractor on account of an emergency shall be determined as provided in Article 15 and Article 7.

§ 10.7 SECURITY OF SITE

The Contractor shall be responsible for the protection and security of the site, the Work and of its own personnel, materials, supplies and equipment whether on or off the site. The Owner may provide guards, watchmen or other security for the site, but the Owner shall be under no obligation to the Contractor to do so and by doing so shall not assume any responsibility to the Contractor.

Init.

AIA Document A201TM — 2007.  Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA®  Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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§ 10.8 SAFETY REQUIREMENTS

§ 10.8.1 The Contractor shall comply with all safety requirements of the Owner, all insurance carriers and all governmental agencies having jurisdiction. The Contractor shall provide barriers, barricades, fences, flagmen, fire prevention and other measures and safeguards necessary for the protection of health, safety and property. The Contractor shall maintain the good order and discipline of its employees and other persons under its direction and control or present at the site in connection with the Work, and shall enforce the Owner’s regulations with respect to safety, fire prevention and smoking. The use of alcoholic beverages, drugs and other dangerous substances constitute a danger to life, health or property and are strictly prohibited at the Project site. Contractor specifically agrees that he will comply with all of the statutory and regulatory requirements of the Drug Free Workplace Act of 1990.

§ 10.9 OFF-SITE SAFETY MEASURES AND TRAFFIC

The Contractor shall provide for the protection of the general public and the buildings, sidewalks and streets adjacent to the site and shall cooperate with all authorities having jurisdiction in maintaining the free flow of traffic in the vicinity of the site. Where such authorities are legally entitled to reimbursement, the Contractor shall reimburse such authorities for the cost of such traffic control measures, including the cost of policemen, or other traffic control personnel.

§ 10.10 LOSS PREVENTION PROGRAM

The Contractor shall establish and administer a safety and loss prevention program, including fire prevention, in compliance with the requirements of the Owner, all insurance carriers, and governmental agencies having jurisdiction. The Contractor shall designate a safety and loss prevention supervisor and shall give him/her responsibility and authority to enforce the program and to coordinate the Contractor’s safety program with those of the Owner, all insurance carriers and separate contractors.

§ 10.11 REPORT OF ACCIDENTS

Contractor shall promptly report to the Owner in writing any accident occurring on or off the Project site that relates to the Work and, in no event, later than twenty-four (24) hours after the Contractor’s learning of such accident, and shall, in addition, immediately give notice, by telephone or messenger, of any accident resulting in death or serious personal injury or property damage. Such report shall include all known details of the circumstances, the nature and extent of any injuries or property damage, the names of all witnesses and other persons who may have knowledge of the circumstances of the accident, and such other details as the Owner or the Owner’s insurer shall require.

§ 10.12 PROTECTION OF WORK IN PROGRESS AND FINISHED WORK

Contractor shall routinely inspect and protect the Work and property of its Subcontractors, whether finished or unfinished, from damage, injury, or loss arising in connection with operations under the Contract Documents, and shall carry out its operations so as to avoid damage, injury or loss to completed Work and to the work of the Owner and any separate contractor of the Owner. If the Owner or a separate contractor has not sufficiently protected the Work the Contractor shall promptly so notify the Owner.

§ 10.13 RESPONSIBILITY OF CONTRACTOR

Notwithstanding the fact that the Owner or others may impose requirements regarding safety, the Contractor shall not be relieved from full responsibility and liability for safety of the site, the Work and persons and property at the site.

ARTICLE 11        INSURANCE AND BONDS

§ 11.1 CONTRACTOR’S LIABILITY INSURANCE

§ 11.1.1

(Paragraphs deleted)

See Exhibit D to the Agreement with respect to Insurance Requirements.

(Paragraphs deleted)

ARTICLE 12        UNCOVERING AND CORRECTION OF WORK

§ 12.1 UNCOVERING OF WORK

§ 12.1.1 If a portion of the Work is covered contrary to the Architect’s request or to requirements specifically expressed in the Contract Documents, it must, if requested in writing by the Architect, be uncovered for the Architect’s examination and be replaced at the Contractor’s expense without change in the Contract Time.

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AIA Document A201TM — 2007.  Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA®  Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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§ 12.1.2 If a portion of the Work has been covered that the Architect has not specifically requested to examine prior to its being covered, the Architect may recommend to the Owner that the Architect be allowed to request to see such Work and if such request is permitted by the Owner, it shall be uncovered by the Contractor. If such Work is in accordance with the Contract Documents, costs of uncovering and replacement shall, by appropriate Change Order, be at the Owner’s expense. If such Work is not in accordance with the Contract Documents, such costs and the cost of correction shall be at the Contractor’s expense unless the condition was caused by the Owner or a separate contractor in which event the Owner shall be responsible for payment of such costs. The foregoing shall apply in like effect to surveys or tests as well as examination of the completed Work. In all cases the reimbursable costs shall include the cost of professional advice and services necessary to complete the examination, survey and tests.

§ 12.2 CORRECTION OF WORK

§ 12.2.1 BEFORE OR AFTER SUBSTANTIAL COMPLETION

The Contractor shall promptly correct Work rejected by the Architect or failing to conform to the requirements of the Contract Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Work, including additional testing and inspections, the cost of uncovering and replacement, and compensation for the Owner’s and Architect’s services and expenses made necessary thereby, shall be at the Contractor’s expense. The term “correct” means, at the Owner’s sole option, to either remove and replace defective Work or make repairs to defective Work, and the Contractor shall not be entitled to refuse to remove and replace defective Work based on an “economic waste” argument. If the Contractor disputes that the rejected Work is not in accordance with the Contract Documents, it shall notify the Owner and the Architect in writing within five (5) days after such rejection and before incurring any costs which could become the subject of a Change Order.

§ 12.2.2 AFTER SUBSTANTIAL COMPLETION

§ 12.2.2.1 In addition to the Contractor’s obligations under Section 3.5, if, within one year after the date of Substantial Completion of the Work or designated portion thereof or after the date for commencement of warranties established under Section 9.9.1, or by terms of an applicable special warranty required by the Contract Documents, any of the Work is found to be not in accordance with the requirements of the Contract Documents, the Contractor shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Contractor a written acceptance of such condition. If the Contractor fails to correct nonconforming Work within a reasonable time during that period after receipt of notice from the Owner or Architect, the Owner may correct it in accordance with Section 2.4. The obligation under this Section shall also include any repairs and/or replacement to any part of the Work and any other real or personal property that is damaged in the process of correcting any defective Work.

§ 12.2.2.2 The one-year period for correction of Work shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual completion of that portion of the Work.

§ 12.2.2.3 The one-year period for correction of Work shall be extended by corrective Work performed by the Contractor pursuant to this Section 12.2 for an additional one-year period fro the date of completion of such corrective Work, provided that the total correction period for any given item shall not exceed 18 months.

§ 12.2.3 The Contractor shall remove from the site portions of the Work that are not in accordance with the requirements of the Contract Documents and are neither corrected by the Contractor nor accepted by the Owner.

§ 12.2.4 The Contractor shall bear the cost of correcting destroyed or damaged construction, whether completed or partially completed, of the Owner or separate contractors caused by the Contractor’s correction or removal of Work that is not in accordance with the requirements of the Contract Documents.

§ 12.2.5 Nothing contained in this Section 12.2 shall be construed to establish a period of limitation with respect to other obligations the Contractor has under the Contract Documents. Establishment of the one-year period for correction of Work as described in Section 12.2.2 relates only to the specific obligation of the Contractor to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Contractor’s liability with respect to the Contractor’s obligations other than specifically to correct the Work.

Init.

AIA Document A201TM — 2007.  Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA®  Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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§ 12.3 ACCEPTANCE OF NONCONFORMING WORK

If the Owner prefers to accept Work that is not in accordance with the requirements of the Contract Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made.

ARTICLE 13        MISCELLANEOUS PROVISIONS

§ 13.1 GOVERNING LAW

The Contract shall be governed by the law of the place where the Project is located without reference to the rules governing choice of law.

§ 13.2 SUCCESSORS AND ASSIGNS

§ 13.2.1 The Owner and Contractor respectively bind themselves, their partners, successors, assigns and legal representatives to covenants, agreements and obligations contained in the Contract Documents. The Contractor may not assign the Contract without the consent of the Owner, which may be granted or withheld in the Owner’s sole discretion.

§ 13.2.2 The Owner may, without consent of the Contractor, assign the Contract to: (a) the Lender; (b) an affiliate of the Owner; or (c) a future purchaser of the Project. In the case of assignment to the Lender, the Contractor and the Lender shall agree, among other things, that the Contractor shall continue performance of the Contract on behalf of the Lender under certain conditions mutually acceptable to the Lender and the Contractor. In the case of assignment to an affiliate or a future purchaser of the Project, the assignment may be exclusive or non-exclusive, and the Owner shall be excused from obligations under the Contract as of the effective date of assignment only to the extent the Owner can demonstrate, to the reasonable satisfaction of the Contractor, that the assignee has the financial ability to meet the Owner’s outstanding financial obligations under the Contract. If the Owner cannot so demonstrate, the Owner shall either not assign the Contract or assign the Contract but remain contingently liable to the Contractor in the event the assignee does not meet its obligations under the Contract.

§ 13.3 WRITTEN NOTICE

All notices required to be given under the Contract Documents shall be in writing and shall be deemed to have been duly served if delivered in person to the individual to whom it is addressed, or two (2) business days after deposit in the United States Mail, if sent by registered or certified mail, return receipt requested. All notices shall be sent to the persons and to the addresses set on the first page of the Agreement or to such other address or addresses as any party entitled to receive notice hereunder shall designate to all other parties in the manner provided herein for the service of notice. At the Owner’s request, a copy of all written notices shall also be delivered to the Lender (if any).

§ 13.4 RIGHTS AND REMEDIES; SURVIVAL

§ 13.4.1 Duties and obligations imposed by the Contract Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law.

§ 13.4.2 No action or failure to act by the Owner, Architect or Contractor shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach there under, except as may be specifically agreed in writing.

§ 13.4.3 Wherever possible, each provision of the Contract Documents shall be interpreted in a manner as to be effective and valid under applicable law. If, however, any provision of the Contract Documents, or portion thereof, is prohibited by law or found invalid under any law, only such provision or portion thereof shall be ineffective, without in any manner invalidating or affecting the remaining provisions of the Contract Documents or valid portions of such provision, which are hereby deemed severable.

§ 13.4.4 All of the terms and conditions of the Contract Documents which by their nature anticipate obligations continuing after final completion and final payment (or earlier termination) shall survive final completion and final payment (or earlier termination), subject to the applicable statutes of limitation and/or repose.

§ 13.5 TESTS AND INSPECTIONS

§ 13.5.1 If the Contract Documents or Applicable Laws require any portions of the Work to be inspected, tested or approved, unless otherwise provided, the Contractor shall make arrangements for such tests, inspections and approvals

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AIA Document A201TM — 2007.  Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA®  Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall bear all related costs of tests, inspections and approvals. The Contractor shall give the Owner and the Architect timely notice of when and where tests and inspections are to be made so that the Owner and the Architect may be present for such procedures. The Owner shall bear costs of (1) tests, inspections or approvals that do not become requirements until after establishment of the Contract Sum, and (2) tests, inspections or approvals where building codes or applicable laws or regulations prohibit the Owner from delegating their cost to the Contractor.

§ 13.5.2 If the Architect, Owner or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection or approval not included under Section 13.5.1, the Architect will, upon written authorization from the Owner, either arrange directly for such additional testing, inspection or approval or instruct the Contractor to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Contractor shall give timely notice to the Owner and the Architect of when and where tests and inspections are to be made so that the Architect may be present for such procedures. The Contractor furnish all samples and materials, and deliver the samples and materials to the testing agency. Reports of such tests, observations and approvals shall be submitted to the Architect. Such costs, except as provided in Section 13.5.3, shall be at the Owner’s expense.

§ 13.5.3 If such procedures for testing, inspection or approval under Sections 13.5.1 and 13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, all costs made necessary by such failure including those of repeated procedures and compensation for the Owner’s and Architect’s services and expenses shall be at the Contractor’s expense.

§ 13.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be secured by the Contractor and promptly delivered to the Architect.

§ 13.5.5 If the Architect or the Owner wish to observe tests, inspections or approvals required by the Contract Documents, the Contractor shall give reasonable prior notice of the dates, places and times of such tests.

§ 13.5.6 Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work. Representatives of the testing laboratories and observers shall have access to the Work at all times.

§ 13.5.7 The Owner may in its discretion provide and pay for such other tests and inspections he deems necessary or appropriate during construction through an independent quality control agency. The Contractor shall cooperate with such tests and shall notify the testing agency at least 24 hours prior to performing any test directed by Owner. The Contractor acknowledges that the tests referred to herein may include, without limitation, concrete and reinforcement inspection and testing, waterproofing inspection, structural steel inspection, inspections and testing in connection with mechanical and electrical installations.

§ 13.5.8 To the extent any of the foregoing testing, inspections or approvals relate to Work that is adjacent to the Montgomery County-owned property, the Contractor shall give at least ten (10) business days’ prior written notice to appropriate employees of Montgomery County so that they may be present for such testing, inspections or approvals.

(Paragraphs deleted)

ARTICLE 14        TERMINATION OR SUSPENSION OF THE CONTRACT

§ 14.1 TERMINATION BY THE CONTRACTOR

§ 14.1.1 The Contractor may terminate the Contract if the Work is stopped through no act or fault of the Contractor or a Subcontractor, supplier, Sub-subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Contractor:

.1                                      for a period of 90 days on account of the issuance of an order of a court or other public authority having jurisdiction that requires all Work to be stopped;

.2                                      for a period of 90 days on account of an act of government, such as a declaration of national emergency that requires all Work to be stopped; or

.3                                      for a period of 45 days because the Owner has not made payment of undisputed amounts due and owing.

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AIA Document A201TM — 2007.  Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA®  Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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§ 14.1.2 Not used.

§ 14.1.3 If one of the reasons described in Section 14.1.1 exists, the Contractor may, upon seven business days’ written notice to the Owner and Architect, terminate the Contract and recover from the Owner payment for Work executed, including reasonable overhead and profit thereon and costs incurred by reason of such termination. Such recovery shall be the sole remedy of the Contractor in the event of a Contractor termination of the Contract and in no event shall the Contractor be entitled to any other recovery or damages.

§ 14.1.4 Not used.

§ 14.2 TERMINATION BY THE OWNER FOR CAUSE

§ 14.2.1 The Owner may terminate the Contract if the Contractor

.1                                      repeatedly refuses or fails to supply enough properly skilled workers or proper materials;

.2                                      fails to make payment to Subcontractors for materials or labor in accordance with the respective agreements between the Contractor and the Subcontractors;

.3                                      repeatedly disregards applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of a public authority;

.4                                      fails to provide or maintain insurance or bonds required by Exhibit D to the Agreement; or

.5                                      otherwise is guilty of a material breach of a provision of the Contract Documents.

§ 14.2.2 When any of the above reasons exist, the Owner may without prejudice to any other rights or remedies of the Owner and after giving the Contractor and the Contractor’s surety, if any, seven days’ written notice, terminate employment of the Contractor and may, subject to any prior rights of the surety:

.1                                      Exclude the Contractor from the site and take possession of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Contractor;

.2                                      Accept assignment of subcontracts and purchase orders pursuant to Section 5.4; and

.3                                      Finish the Work by whatever reasonable method the Owner may deem expedient. Upon written request of the Contractor, the Owner shall furnish to the Contractor a detailed accounting of the costs incurred by the Owner in finishing the Work.

§ 14.2.3 When the Owner terminates the Contract for one of the reasons stated in Section 14.2.1, the Contractor shall not be entitled to receive further payment until the Work is finished.

§ 14.2.4 When the Work is finally complete, if the unpaid balance of the Contract Sum exceeds costs of finishing the Work, including compensation for the Architect’s and Owner’s services and expenses made necessary thereby, and other damages incurred by the Owner and not expressly waived, such excess shall be paid to the Contractor. If such costs and damages exceed the unpaid balance, the Contractor shall pay the difference to the Owner. This obligation for payment shall survive termination of the Contract.

§ 14.3  SUSPENSION BY THE OWNER FOR CONVENIENCE

§ 14.3.1 The Owner may, without cause, order the Contractor in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine. Such suspension shall be treated as an Excusable Delay and the provisions of Section 8.3 shall apply.

(Paragraphs deleted)

§ 14.4  TERMINATION BY THE OWNER FOR CONVENIENCE

§ 14.4.1 The Owner may, at any time, terminate the Contract for the Owner’s convenience and without cause.

§ 14.4.2 Upon receipt of written notice from the Owner of such termination for the Owner’s convenience, the Contractor shall

.1                                      cease operations as directed by the Owner in the notice;

.2                                      take actions necessary, or that the Owner may direct, for the protection and preservation of the Work; and

.3                                      except for Work directed to be performed prior to the effective date of termination stated in the notice and those subcontracts and purchase orders of which the Owner elects to take assignment (as stated in

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AIA Document A201TM — 2007.  Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA®  Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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the notice), terminate all existing subcontracts and purchase orders and enter into no further subcontracts and purchase orders.

§ 14.4.3 In case of such termination for the Owner’s convenience, the Contractor shall be entitled to receive payment for Work executed, and costs incurred by reason of such termination, along with reasonable overhead and profit on the Work executed. Such recovery shall be the sole remedy of the Contractor in the event of a termination for convenience and in no event shall the Contractor be entitled to any other recovery or damages.

ARTICLE 15        CLAIMS AND DISPUTES

§ 15.1 CLAIMS

§ 15.1.1 DEFINITION

A Claim is a demand or assertion by the Contractor seeking, as a matter of right, payment of money, or other relief with respect to the terms of the Contract. The responsibility to substantiate Claims shall rest with the Contractor.

§ 15.1.2 NOTICE OF CLAIMS

Claims by the Contractor must be initiated by written notice to the Owner and to the Architect. Claims by the Contractor must be initiated within five days after occurrence of the event giving rise to such Claim or within five days after the Contractor first recognizes the condition giving rise to the Claim, whichever is later.

§ 15.1.3 CONTINUING CONTRACT PERFORMANCE

Pending final resolution of a Claim, except as otherwise agreed in writing and except as provided in Section 9.7 and Article 14, the Contractor shall proceed diligently with performance of the Contract and the Owner shall continue to make payments of amounts not in dispute in accordance with the Contract Documents.

§ 15.1.4 CLAIMS FOR ADDITIONAL COST

If the Contractor wishes to make a Claim for an increase in the Contract Sum for reasons including: (1) a written interpretation from the Architect, (2) an order by the Owner to stop the Work where the Contractor was not at fault, (3) a written order for a minor change in the Work issued by the Architect, (4) failure of payment of undisputed amounts by the Owner, (5) termination of the Contract by the Owner, (6) Owner’s suspension or (7) other reasonable grounds, written notice as provided in Section 15.1.2 and Articles 7 and 8 shall be given before proceeding to execute the Work. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Section 10.4. The Contractor shall have no claim against the Owner or the Project for additional compensation for services rendered or Work performed outside the scope of the Contract unless it shall have advised the Owner before rendering such services or performing such Work that such construction is outside the scope of the Contract and the Owner has authorized such additional services or Work in writing, in accordance with Article 7. The Owner may also require the approval of the Lender, if any, prior to authorizing Work outside the scope of the Contract. The Contractor shall have no claim against the Owner or the Project for other relief unless (a) notice of such Claim has been given within the time period set forth in Section 15.1.2 and (b) full supporting documentation of such Claim has been submitted within thirty (30) days after notice of such Claim has been given. Claims made that do not comply with the notice provisions set forth herein (including submission of required supporting documentation within the time period set forth herein) are hereby waived.

§ 15.1.5 CLAIMS FOR ADDITIONAL TIME

§ 15.1.5.1 If the Contractor wishes to make a Claim for an increase in the Contract Time, written notice as provided herein shall be given. The Contractor’s Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay, only one Claim is necessary. The Contractor shall have no claim against the Owner or the Project for additional time for services rendered or Work performed outside the scope of the Contract unless it shall have advised the Owner in writing before rendering such services or performing such Work that such construction is outside the scope of the Contract and the Owner has authorized such services or Work in writing. The Owner may also require the approval of the Lender, if any, prior to authorizing Work outside the scope of the Contract. The Contractor shall have no claim against the Owner or the Project for other relief unless (a) notice of such Claim has been given within the time period set forth in Section 15.1.2 and (b) full supporting documentation of such Claim has been submitted within thirty (30) days after notice of such Claim has been given. Claims made that do not comply with the notice provisions set forth herein (including submission of required supporting documentation within the time period set forth herein) are hereby waived. Notwithstanding anything in the Contract Documents to the contrary, an extension of time shall be granted only to the extent the Contractor can demonstrate that the Excusable

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AIA Document A201TM — 2007.  Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA®  Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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Delay will prevent the Contractor from achieving Substantial Completion of the Work or portions thereof by the date(s) of Substantial Completion then in effect.

§ 15.1.5.2 If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time, could not have been reasonably anticipated and had an adverse effect on the scheduled construction. Notwithstanding the foregoing, the Contractor acknowledges that the scheduled date(s) of Substantial Completion set forth in the Project Schedule anticipate a certain number of lost days due to normal weather conditions. Only unusual or extreme weather conditions for the time of year will be considered as justification for an extension of time to achieve substantial completion of the Work or portions thereof. Extensions of time for weather delay will only be considered if such inclement weather exceeds the average of that recorded by the National Oceanic and Atmospheric Administration for the same year and closest recording location over the preceding five (5) years.

§ 15.1.6 CLAIMS FOR CONSEQUENTIAL DAMAGES

The Contractor and Owner waive Claims against each other for consequential damages arising out of or relating to this Contract except to the extent payable and actually paid by insurance relating to the Project. This mutual waiver includes

.1                                      damages incurred by the Owner for rental expenses, for losses of use, income, profit, financing, business and reputation, and for loss of management or employee productivity or of the services of such persons; and

.2                                      damages incurred by the Contractor for principal office expenses including the compensation of personnel stationed there, for losses of financing, business and reputation, and for loss of profit.

This mutual waiver is applicable, without limitation, to all consequential damages due to either party’s termination in accordance with Article 14. Nothing contained in this Section 15.1.6 shall be deemed to preclude an award of liquidated damages, when applicable, in accordance with the requirements of the Contract Documents.

§ 15.2 RESOLUTION OF CLAIMS

§ 15.2.1 All Claims of the Contractor shall be resolved in the following manner:

.1 Within fifteen (15) days after the filing of a Claim by the Contractor, the Owner’s and Contractor’s senior staff member on Site shall meet to attempt to resolve such claim.

.2 If such Claim is not resolved by senior staff within thirty (30) days of the filing of the same, the claim shall be subject to nonbinding mediation at the election of the Owner pursuant to written notice to the Contractor. If the Owner elects nonbinding mediation, the Contractor and the Owner shall select a mutually acceptable mediator, and shall share the cost thereof. If the parties are unable to agree on the selection of a mediator, they shall utilize the American Arbitration Association’s mediation services. The mediator shall be given any written statement(s) of the parties and may review the Site and any relevant documentation. The mediator shall call a meeting of the parties affected by such Claim within ten (10) business days after his/her appointment, which meeting shall be attended by senior non-Site representatives of the parties with authority to settle such Claim. During such ten (10) day period, the mediator may meet with the affected parties separately. No minutes shall be kept and the comments and/or findings of the mediator, together with any written statements prepared, shall be non-binding, confidential and without prejudice to the rights and remedies of any party. The entire mediation process shall be completed within twenty (20) business days of the date the mediator is selected, unless the parties agree otherwise in writing.

.3 Any Claim of the Contractor not resolved through non-binding mediation shall be settled by litigation in the courts of the jurisdiction where the Project is located.

§ 15.2.2 All claims of the Owner shall be presented to the Contractor in writing. To the extent the Contractor disputes such claims, they shall be resolved in accordance with the procedures set forth in Section 15.2.1.

(Paragraph deleted)

§ 15.2.3 THE OWNER AND THE CONTRACTOR SPECIFICALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY COURT WITH RESPECT TO ANY CONTRACTUAL, TORTIOUS OR STATUTORY CLAIM, COUNTERCLAIM OR CROSS-CLAIM AGAINST THE OTHER ARISING OUT OF OR CONNECTED IN ANY WAY TO THE PROJECT OR THIS AGREEMENT BECAUSE THE PARTIES HERETO, BOTH OF WHOM ARE

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AIA Document A201TM — 2007.  Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA®  Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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REPRESENTED BY COUNSEL, BELIEVE THAT THE COMPLEX COMMERCIAL AND PROFESSIONAL ASPECTS OF THEIR DEALINGS WITH ONE ANOTHER MAKE A JURY DETERMINATION NEITHER DESIRABLE NOR APPROPRIATE.

(Paragraphs deleted)

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AIA Document A201TM — 2007.  Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA®  Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:40:33 on 01/28/2011 under Order No.7964506094_1 which expires on 05/07/2011, and is not for resale.

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EXHIBIT C

Compensation

[This exhibit has been superseded by Exhibit C to Amendment No. 1]

EXHIBIT D

INSURANCE AND BONDS

CONSTRUCTION MANAGER INSURANCE REQUIREMENTS

The Construction Manager shall procure and maintain in effect during the term of this Agreement, insurance policies described in this Exhibit with (i) responsible insurance companies authorized to do business in North Carolina (if so required by law or regulation) with an A.M. Best’s Key Rating Guide rating of A-VII or better, unless otherwise approved by the Owner or (B) a Standard and Poor’s or Moody’s financial strength rating of A or A2, respectively, or higher, unless otherwise approved by the Owner or (ii) other companies acceptable to the Owner with limits and coverage provisions sufficient to satisfy the requirements set forth below.  All policies shall be written on an occurrence basis.  All insurance required by this Exhibit shall be in form, amounts and with coverage and deductibles satisfactory to Owner, in its sole discretion.  The Construction Manager shall from time to time, but at intervals of not less than twelve (12) months each, undertake all actions and due diligence as reasonably necessary to determine whether the insurance coverage maintained pursuant to this Agreement is in compliance with all of the requirements of this Exhibit, including any increases in coverage required as a result of any change in applicable laws, and if the Construction Manager determines that such insurance coverage does not meet such requirements, it agrees to promptly cause such coverage to comply with such requirements and to notify the Owner of the steps being taken by the Construction Manager to do so.

The Owner acknowledges that as of the date of execution of the Contract, there are no Financing Parties (as defined in Section 4.3.2 below).  At such time, if ever, that an entity provides financing for the Project, such entity shall become a Financing Party hereunder, and the Construction Manager shall add such Financing Party as an additional insured within five (5) business days after receipt of written notice from the Owner, and thereafter the Financing Party shall be entitled to all of the benefits provided to it under this Exhibit D.

Section 1.  Construction Manager Provided Insurance.  The Construction Manager shall provide the following insurance:

1.1           Worker’s Compensation and Employer’s Liability Insurance.  Worker’s Compensation Insurance, which shall include Stop Gap, with a minimum limit of the statutory limits for Part A and a $100,000/$1,000,000/$1,000,000 minimum limit for employer liability.

1.2           Commercial General Liability Insurance.  Liability insurance on an occurrence basis against claims filed and occurring in the United States for the Construction

Manager’s and each subcontractor’s liability of any tier arising out of claims for bodily injury, personal injury and property damage (other than the Work itself).  Such insurance shall provide coverage for products-completed operations (which coverage shall remain in effect for a period of at least five (5) years following Final Completion of the Work), blanket contractual, broad form property damage,  bodily injury insurance and independent contractors with a $1,000,000 minimum limit per occurrence for combined bodily injury and property damage.  Aggregate per project coverage shall apply.  A maximum deductible or self-insured retention of $250,000 per occurrence shall be ballowed.

Such policy must be further endorsed to:

(a)           Provide advertising and personal liability coverage including, but not limited to, false arrest, detention or imprisonment or malicious prosecution; libel, slander or defamation of character, invasion of privacy, wrongful eviction or wrongful entry, harassment of any kind and discrimination.

(b)           Not used.

(c)           Blanket contractual liability coverage, including the liability assumed by the Construction Manager under Section 3.18 of the General Conditions;

(d)           Elevator and Hoist liability coverage, as applicable.

(e)           Coverage for shoring, blasting, excavating, underpinning, demolition, pile driving and caisson work, work below ground surface, tunneling and grading, as applicable.

1.3           Automobile Liability Insurance. Automobile liability insurance for the Construction Manager’s liability arising out of claims for bodily injury and property damage covering all owned (if any), leased (if any), non-owned and hired vehicles used in the performance of the Construction Manager’s obligations under the Contract Documents with a $1,000,000 minimum limit per accident for combined bodily injury and property damage and containing appropriate no-fault insurance provisions wherever applicable.  A maximum deductible or self-insured retention of $1,000 per occurrence shall be allowed.

1.4           Umbrella or Excess Liability Insurance.  Umbrella or excess liability insurance on an occurrence basis covering claims in excess of the underlying insurance described in the foregoing Sections 1.1(Employer’s liability only), 1.2 and 1.3 with a $50,000,000 minimum limit per occurrence.  Such insurance shall contain a provision that it will not be more restrictive than the primary insurance; provided that aggregate limits of liability, if any, shall apply separately to claims occurring with respect to the Work.

Section 2.              Pollution Liability Insurance

Construction Manager shall provide broad form Pollution Liability Insurance which covers losses caused by pollution conditions (including sudden and non-sudden pollution conditions) arising from the services and operations of the Construction Manager and all Subcontractors.  Such policy (i) shall apply, without limitation, to bodily injury, property damage (including loss of use of damaged property or of property which has not been physically injured or destroyed) and clean-up costs, (ii) shall provide coverage for pollution conditions which arise from encountering pre-existing environmental conditions at the Project Site, (iii) shall provide coverage for liability resulting from the transportation of hazardous wastes, as well as liability relating to non-owned disposal sites, (iv) shall be written with a combined single limit of liability of not less than $5,000,000 for each occurrence and not less than $5,000,000 aggregate; (v) shall provide coverage for mold conditions, if such coverage is not provided by the Commercial General Liability Insurance Policy referenced above, (vi) shall contain a deductible no greater than $100,000, and (vi) shall contain a 5 year extended reporting period.

Section 3.              Subcontractors Insurance Requirements.

3.1           Construction Manager agrees that all Subcontractors will be required to obtain and maintain the insurance required of the Construction Manager under Section 1 hereof, except that the amount of umbrella or excess liability insurance coverage will be agreed to by the Owner and the Construction Manager on a case-by-case basis.

3.2           Construction Manager agrees that it will promptly advise Owner in the event that any Subcontractor which it wishes to retain is unable to obtain such requisite insurance coverages; Construction Manager will obtain Owner’s prior written approval of any deviations in such insurance coverages prior to entering into a subcontract with such subcontractor.

Section 4.              Terms and Conditions.

4.1           Endorsements.  Each liability policy required to be maintained under Sections 1, 2 and 3 hereunder shall be endorsed as follows:

(a)           Name Owner and all Financing Parties, the Project Manager, the Architect and each of their respective affiliates, subsidiaries, parent corporations, directors, members, partners, officers, shareholders, employees and agents as additional insureds.

(b)           Stipulate that such insurance is primary and is not contributing with, any other insurance carried by, or for the benefit of the additional insureds.

(c)           Contain cross liability and severability of interest endorsements, or a separation of insureds provision acceptable to the Owner.

(d)           Stipulate that such policy will not be invalidated with respect to the rights of any additional insured should the Construction Manager or any Subcontractor, as the case may be, have waived any or all rights of recovery against any party for losses covered by such policy.

4.2           Waiver of Subrogation.  The Owner and the Construction Manager waive all rights against (1) each other and any of their subcontractors, sub-subcontractors, agents and employees, each of the other, and (2) the Architect, Architect’s consultants, separate contractors described in Article 6 of the General Conditions, if any, and any of their subcontractors, sub-subcontractors, agents and employees, for damages to the extent covered by insurance required to be obtained by the Construction Manager and the Owner pursuant to this Exhibit D, except such rights as they have to proceeds of such insurance. The Owner or Construction Manager, as appropriate, shall require of the Architect, Architect’s consultants, separate contractors described in Article 6 of the General Conditions, if any, and the subcontractors, sub-subcontractors, agents and employees of any of them, by appropriate agreements, written where legally required for validity, similar waivers each in favor of other parties enumerated herein. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

4.3           Conditions:

(1)           Loss Notification:  The Construction Manager shall promptly notify the Owner of any single loss or event likely to give rise to a claim against an insurer for an amount in excess of $1,000,000 covered by any insurance maintained pursuant to this Agreement.

(2)           Policy Cancellation and Change: All policies of insurance required to be maintained pursuant to Sections 1 or 2 shall be endorsed so that if at any time should they be canceled, or coverage be reduced (by any party including the insured) which affects the interests of the Owner or any entity providing financing for the Project (a “Financing Party”) such cancellation or reduction shall not be effective as to the Owner or any Financing Party for 60 days, except for non-payment of premium which shall be for 10 days, after receipt by the Owner of written notice from such insurer of such cancellation or reduction.

(3)           Separation of Interests: All policies (other than in respect to liability or workers compensation insurance) shall insure the interests of the Owner and any Financing Party regardless of any breach or violation by the Construction Manager or any other party of warranties, declarations or conditions contained in such policies, any action or inaction of the Construction Manager or others.

(4)           Acceptable Policy Terms and Conditions: All policies of insurance required to be maintained pursuant to this Agreement shall contain terms and conditions acceptable to the Owner in its reasonable discretion.  The Owner shall be permitted to review the Construction Manager’s policies at the Construction Manager’s offices upon reasonable prior notice, on an annual basis.

(5)           All policies shall provide for waivers of subrogation in accordance with Section 4.2 above.

4.4           Evidence of Insurance.   Within thirty (30) days after execution of the Agreement, and at least 10 days prior to each policy anniversary, the Construction Manager shall furnish the Owner with (1) certificates of insurance or binders, in a form acceptable to the Owner, evidencing all of the insurance required by the provisions of this Agreement and (2) a schedule of the insurance policies held by or for the benefit of the Construction Manager and required to be in force by the provisions of this Agreement.  Such certificates of insurance/binders shall be executed by each insurer or by an authorized representative of each insurer where it is not practical for such insurer to execute the certificate itself.  Such certificates of insurance/binders shall identify underwriters, the type of insurance, the insurance limits and the policy term and shall specifically list the special provisions enumerated for such insurance required by this Agreement.    The schedule of insurance shall include the name of the insurance company, policy number, type of insurance, major limits of liability and expiration date of the insurance policies.

4.5           Reports.   Concurrently with the furnishing of the certification referred to in Section 3.4, the Construction Manager shall furnish the Owner with an updated copy of the schedule of insurance required by Section 3.4 above.  In addition the Construction Manager will advise the Owner in writing promptly of any default in the payment of any premium and of any other act or omission on the part of the Construction Manager which may invalidate or render unenforceable, in whole or in part, any insurance being maintained by the Construction Manager pursuant to this Agreement.

4.6           No Duty of Agent to Verify or Review.   No provision of this Agreement shall impose on the Owner or any Financing Party any duty or obligation to verify the existence or adequacy of the insurance coverage maintained by the Construction Manager, nor shall any of the foregoing parties be responsible for any representations or warranties made by or on behalf of the Construction Manager to any insurance company or underwriter. Any failure on the part of any of the foregoing parties to pursue or obtain the evidence of insurance required by this Agreement from the Construction Manager and/or failure of any of the foregoing parties to point out any non-compliance of such evidence of insurance shall not constitute a waiver of any of the insurance requirements in this Agreement.

4.7           Certificates.         All certificates and all notices required pursuant to this Exhibit must be sent to the attention of:

Avi Halpert

United Therapeutics Corporation

1040 Spring Street

Silver Spring, Maryland 20910

4.8           No Limitation.  The insurance provisions of this Agreement shall not be construed as a limitation on the Construction Manager’s responsibilities and liabilities pursuant to the terms and conditions of this Agreement including, but not limited to, liability for claims in excess of the insurance limits and coverages set forth herein.

Section 5.                                          Subguard Insurance/ Payment and Performance Bonds

If approved in writing in advance by Owner, instead of requiring Subcontractors to provide payment and performance bonds, Construction Manager may provide Subcontractor Default Insurance (the “Subguard Insurance”) to cover its Subcontractors’ Work and performance on this Project.  Construction Manager shall provide an “Owner’s Assignment Endorsement” naming the Owner as an additional insured, and such endorsement shall become a part of the Subguard Insurance. Such endorsement shall provide that the Subguard Insurance is assignable only in the event of the insolvency of the Construction Manager.  Construction Manager shall also provide a “Lender’s Endorsement”) naming the Financing Parties (if any) as an additional insured, and this endorsement shall become a part of the Subguard Insurance.

If a Subcontractor is not eligible to be covered under the Subguard Insurance, such Subcontractor shall provide 100% performance and payment bonds.

Construction Manager warrants and represents that no Subcontractor used to perform any part of the Work will be omitted or excluded from coverage under the Subguard Insurance (except as noted above) and that the Subguard Insurance shall apply to all Losses under that policy except as excluded by Exclusions F (nuclear radiation), G (war), and H (terrorism) thereof.  (For bonded Subcontractors, the Construction Manager and the Owner shall be named as obligees under the bonds, and the cost of such bonds shall not increase the GMP.)

The existence of the Subguard Insurance does not limit the liability of the Construction Manager under the Contract Documents.

Construction Manager shall give the Owner notice of any default by a Subcontractor or Supplier in connection with this Project on which that Subcontractor or Supplier holds a contract with the Construction Manager, and Construction Manager shall keep Owner fully apprised of the amount and status of any claims made under the Subguard Insurance policy that may diminish the limits available to this Project.  Premiums associated with the Subguard Insurance are included in the GMP, and any additional premium shall not be paid as a Cost of the Work, unless such additional premium amount is a direct result of a Change Order for which the Owner is responsible.

OWNER INSURANCE REQUIREMENTS

The Owner shall provide the following insurance coverage:

Builder’s Risk Insurance. From commencement of construction until Substantial Completion of the Work, the Owner shall provide Builder’s Risk insurance covering property damage on an “all risk” basis insuring the Construction Manager, it’s Subcontractors and the Owner, as their interests may appear, and naming the Financing Party and the Owner as loss payees,  including coverage for the perils of earth movement (including but not limited to earthquake, landslide, subsidence and volcanic eruption), wind, flood, terrorist acts, if commercially available for similar operations in the region of the United States where the Project is located at commercially reasonable pricing.

(A)     Property Covered: The builder’s risk insurance shall provide coverage for (i) the buildings, all fixtures, materials, supplies, machinery and equipment of every kind to be used in, or incidental to, the construction, (ii) new underground works, sidewalks, paving, site works and excavation works and landscaping, (iii) the Work, (iv) property of others in the care, custody or control of the Construction Manager or of a Subcontractor , (v) all preliminary works and temporary works, (vi) foundations and other property below the surface of the ground, and (vii) electronic equipment and media.

(B)     Additional Coverages: The builder’s risk policy shall insure (i) the cost of preventive measures to reduce or prevent a loss, (ii) inland transit with sub-limits sufficient to insure the largest single shipment to or from the Project site from anywhere within the United States or Canada (iii) attorney’s fees, engineering and other consulting costs, and permit fees directly incurred in order to repair or replace damaged insured property, iv) expediting expenses, (v) off-site storage with sub-limits sufficient to insure the full replacement value of any property or equipment not stored on the Project site, (vi) the removal of debris, and (vii) demolition and increased costs of construction due to the operation of building laws or ordinances in an amount not less than $5,000,000.

(C)     Special Clauses: The builder’s risk policy shall include (i) a 72 hour flood/storm/earthquake clause, (ii) an unintentional errors and omissions clause, (iii) a requirement that the insurer pay losses within 30 days after receipt of an acceptable proof of loss or partial proof of loss, (iv) an other insurance clause making this insurance primary over any other insurance and (v) a clause stating that the policy shall not be subject to cancellation by the insurer except for non-payment of premium, fraud or material misrepresentation.

(D)     Prohibited Exclusions:  The builder’s risk policy shall not contain any (i) coinsurance provisions, or (ii) exclusion for loss or damage resulting from freezing or mechanical breakdown.

(E)     Sum Insured: The builder’s risk policy shall (i) be on a completed value form, with no periodic reporting requirements, (ii) insure 100% of the replacement value of the Improvements (except with respect to flood and earthquake, in each case, the policy shall be in an amount not less than $10,000,000), and (iii) value losses at replacement cost, without deduction for physical depreciation or obsolescence including custom duties, taxes and fees (if rebuilt or repaired).

(F)     Deductible: The Construction Manager shall be obligated t pay the first $10,000 of the deductible for each builder’s risk claim (which shall be reimbursable as Cost of the Work to the extent provided by the Agreement).

(G)     Payment of Loss Proceeds: The Builder’s Risk policy shall provide that the proceeds of such policy shall be payable solely to the Owner and/or the Financing Party.

(H)     Loss Adjustment and Settlement: A loss under the Builder’s Risk policy shall be adjusted with the insurance companies, including the filing in a timely manner of appropriate proceedings, by the Owner, subject to the reasonable approval of the Construction Manager.

(I)     Miscellaneous Policy Provisions: The Builder’s Risk policy shall (i) not include any annual or term aggregate limits of liability except as regards the insurance applicable to the perils of flood and earth movement and pollutant clean up of land and water at the Land (project site), (ii) shall not include coverage for mold conditions, and (iii) include a clause requiring the insurer to make final payment on any claim within 30 days after the submission of proof of loss and its acceptance by the insurer.

Exhibit E

Forms of Waivers of Liens and Claims

(see attached)

CONTRACTOR AFFIDAVIT AND PARTIAL RELEASE OF LIENS AND CLAIMS

OWNER:

CONTRACTOR:

PROJECT:

CONTRACT DATE:

FROM:

STREET:

CITY, ST.:

I.              Certifications, Affirmations and Warranties

The undersigned, to support its entitlement to the requested payment, and for and in consideration of payments made by                            (“Owner”) to the undersigned or to a Subcontractor, Materialman, or Supplier of the undersigned, and contingent upon the receipt of such payment, for work performed in the construction of the above-referenced Project pursuant to the above-referenced Contract, hereby affirms, certifies and warrants as follows:

1.             Payment Request No.                            represents the actual value of work performed through the above indicated payment request period for which payment is due under the terms of the Contract (and all authorized changes thereto) between the undersigned and Owner relating to the Project, including (i) all labor expended in the construction of the Project, (ii) all materials, fixtures and equipment delivered to Project, (iii) all materials, fixtures and equipment for the Project stored offsite to the extent authorized by Owner and for which payment therefore is permitted by the Contract and all requirements of said Contract with respect to materials stored offsite have been fulfilled, (iv) all services performed in the construction of the Project, and (v) all equipment used, for provided for use, in the construction of the Project.  Such work including items (I) through (v) is hereafter collectively referred to as “work performed in the construction of the Project”.

2.             Except for retainage, if applicable, there are no outstanding claims against the Owner and/or its lenders and guarantors, or the Project, in connection with the work performed in the construction of the Project through the                day of                                     , 200     except as follows (together with retainage, “Reserved Claims”):

Description	Maximum Amount

3.             The undersigned has not assigned to anyone any claim, any lien, or any right to file or perfect a lien, against the Owner and/or its lenders, or the Project.

4.             Except with respect to Reserved Claims, the undersigned has paid in full all laborers, and, subject to retainage, all Subcontractors, Suppliers, Materialmen, trade unions and others with respect to all work performed in the construction of the Project through                    day of                       , 200    .  Except with respect to Reserved Claims, no such party has filed or can properly file any claim, demand, lien, encumbrance or action against the Owner and/or its lenders, or the Project.

5.             The undersigned has not given or executed any security interest for or in connection with any materials, equipment, appliances, machines, fixtures or furnishings which have been or are to be placed upon or installed in the Project, and is conveying good title to the same to the Owner.

6.             The undersigned has paid all amounts due benefit funds, trade unions, applicable taxes, applicable fees, duties and other like charges relating directly or indirectly to the work performed in the construction of the Project.

7.             The undersigned has complied with all applicable federal, state and local laws, codes, ordinances and regulations relating to the work performed in the construction of the Project.

8.             The undersigned has the right, power and authority to execute this document.

II.            Waiver and Release

In accord with the Contract, and excepting Reserved Claims, the undersigned does hereby forever waive and release in favor of the Owner and its lenders, the Project and the title company or companies examining and/or insuring title to the Project, and any and all successors and assignees of the above, all rights that presently exist or hereafter may accrue to the undersigned by reason of work performed in the construction of the Project through the              day of                         , 200   , (1) to assert a lien upon the land and/or improvements comprising the Project, and (2) to assert or bring any causes of action, claims, suits and demands which the undersigned ever had or now has against the Owner and/or its lenders, or the Project.

III.           Indemnification

Except with respect to Reserved Claims, the undersigned hereby agrees to indemnify and hold harmless the Owner and its lenders, from any and all damages, costs, expenses, demands, and suits, (including reasonable legal fees) directly or indirectly relating to any cause of action, claim or lien filing by any party with respect to any (1) work performed in the construction of the Project or work which should have been performed in construction of the Project through the            of                               , 200    , (2) any rights waived or released herein, and (3) any misrepresentation or breach of any certification, affirmation or warranty made by the undersigned in this Affidavit, Waiver and Release of Liens, and upon the request the Owner or its lenders, will undertake to defend such causes of action, claims or lien filings at its sole cost and expense.

Date:
(Contractor - Full Corporate Name)

By:
(Authorized Signature)

Title:
(Corporate Title)

Subscribed and sworn before me

this              day of                                 ,

200   .

Notary Public

My Commission Expires:

CONTRACTOR FINAL AFFIDAVIT, WAIVER AND RELEASE OF LIENS AND

CLAIMS

OWNER:

CONTRACTOR:

PROJECT:

CONTRACT DATE:

FROM:

STREET:

CITY, ST.:

I.              Certifications, Affirmations and Warranties

The undersigned, to support its entitlement to the requested payment, and for and in consideration of final payment made by                          (“Owner”) to the undersigned or to a subcontractor, materialman, or supplier of the undersigned, and contingent upon the receipt of such payment, for work performed in the construction of the above-referenced Project pursuant to the above-referenced Contract, hereby affirms, certifies and warrants as follows:

1.             Upon receipt of the sum of $                            , the undersigned will have received final payment under the terms of the Contract (and all authorized changes thereto) between the undersigned and Owner relating to the Project, including (1) all labor expended in the construction of the Project, (2) all materials, fixtures and equipment delivered to the site and either incorporated or to be incorporated into the Project, (3) all materials, fixtures and equipment for the Project stored offsite to the extent authorized by Owner and for which payment therefor is permitted by the Contract and all requirements of said Contract with respect to materials stored offsite have been fulfilled, (4) all services performed in the construction of the Project, and (5) all equipment used, or provided for use, in the construction of the Project.  Such work including items (1) through (5) is hereafter collectively referred to as “work performed in the construction of the Project.”

2.             Except for receipt of final payment as set forth in paragraph 1, there are no outstanding claims against the Owner and/or its lenders, or the Project, in connection with the work performed in the construction of the Project.

3.             The undersigned has not assigned to anyone any claim, any lien, or any right to file or perfect a lien, against the Owner and/or its lenders, or the Project.

4.             The undersigned has paid in full all laborers, and, subject to retainage, all subcontractors, suppliers, materialmen, trade unions and others with respect to all work performed in the construction of the Project.  No such party has filed or can properly file any claim, demand, lien, encumbrance or action against the Owner and/or its lenders, or the Project.

5.             The undersigned has not given or executed any security interest for or in connection with any materials, equipment, appliances, machines, fixtures or furnishings which have been or are to be placed upon or installed in the Project, and is conveying good title of the same to the Owner.

6.             The undersigned has paid all amounts due benefit funds, trade unions, applicable taxes, applicable fees, duties and other like charges relating directly or indirectly to the work performed in the construction of the Project.

7.             The undersigned has complied with all applicable federal, state and local laws, codes, ordinances and regulations relating to the work performed in the construction of the Project.

8.             The undersigned has the right, power and authority to execute this document.

II.            Waiver and Release

In accord with the Contract, the undersigned does hereby forever waive and release in favor of the Owner and its lenders, the Project and the title company or companies examining and/or insuring title to the Project, and any and all successors and assignees of the above, all rights that presently exist or hereafter may accrue to the undersigned by reason of work performed in the construction of the Project through the              day of                         , 200   , (1) to assert a lien upon the land and/or improvements comprising the Project, and (2) to assert or bring any causes of action, claims, suits and demands which the undersigned ever had or now has against the Owner and/or its lenders, or the Project.

III.           Indemnification

The undersigned hereby agrees to indemnify and hold harmless the Owner and its lenders, from any and all damages, costs, expenses, demands, and suits, (including reasonable legal fees) directly or indirectly relating to any cause of action, claim or lien filing by any party with respect to any (1) work performed in the construction of the Project or work which should have been performed in construction of the Project through the            of                               , 200   , (2) any rights waived or released herein, and (3) any misrepresentation or breach of any certification, affirmation or warranty made by the undersigned in this Final Affidavit, Waiver and Release of Liens and Claims, and upon the request of the Owner or its lenders, will undertake to defend such causes of action, claims or lien filings at its sole cost and expense.

This Final Affidavit, Waiver and Release of Liens and Claims shall be an independent covenant and shall operate and be effective with respect to work and labor done and materials furnished under any supplemental contract or contracts, whether oral or written for extra or additional work on the project and for any further work done or materials furnished at any time with respect to the project subsequent to the execution hereof.

Date:
(Contractor - Full Corporate Name)

By:
(Authorized Signature)

Title:
(Corporate Title)

Subscribed and sworn before me

this              day of                                 ,

200   .

Notary Public

My Commission Expires:

SUBCONTRACTOR AFFIDAVIT AND PARTIAL RELEASE OF LIENS

OWNER:

CONTRACTOR:

PROJECT:

SUBCONTRACT DATE:

PURCHASE ORDER NO.

FROM:

STREET:

CITY, ST.:

I.              Certifications, Affirmations and Warranties

The undersigned, to support its entitlement to the requested payment, and for and in consideration of payments made by                            (“Contractor”) to the undersigned or to a Subcontractor, Materialman, or Supplier of the undersigned, and contingent upon the receipt of such payment, for work performed in the construction of the above-referenced Project pursuant to the above-referenced Subcontract or Purchase Order, hereby affirms, certifies and warrants as follows:

1.             Payment Request No.                            represents the actual value of work performed through the above indicated payment request period for which payment is due under the terms of the Subcontract or Purchase Order (and all authorized changes thereto) between the undersigned and Contractor relating to the Project, including (I) all labor expended in the construction of the Project, (ii) all materials, fixtures and equipment delivered to Project, (iii) all materials, fixtures and equipment for the Project stored offsite to the extent authorized by Contractor and for which payment therefore is permitted by Contractor=s contract with the Owner and all requirements of said contract with respect to materials stored offsite have been fulfilled, (iv) all services performed in the construction of the Project, and (v) all equipment used, for provided for use, in the construction of the Project.  Such work including items (I) through (v) is hereafter collectively referred to as “work performed in the construction of the Project.”

2.             Except for retainage, if applicable, there are no outstanding claims against Contractor and/or its sureties, the Owner of the Project and/or its lenders and guarantors, or the Project, in connection with the work performed in the construction of the Project through the                day of                                     , 200    except as follows (together with retainage, “Reserved Claims”):

Description	Maximum Amount

3.             The undersigned has not assigned to anyone any claim, any lien, or any right to file or perfect a lien, against Contractor and/or its sureties, the Owner of the Project and/or its lenders, or the Project.

4.             Except with respect to Reserved Claims, the undersigned has paid in full all laborers, and, subject to retainage, all Subcontractors, Suppliers, Materialmen, trade unions and others with respect to all work performed in the construction of the Project through                    day of                       , 200   .  No such party has filed or can properly file any claim, demand, lien, encumbrance or action against Contractor and/or its sureties, the Owner of the Project and/or its lenders, or the Project.

5.             The undersigned has not given or executed any security interest for or in connection with any materials, equipment, appliances, machines, fixtures or furnishings which have been or are to be placed upon or installed in the Project, and is conveying good title to the same to Contractor or the Owner.

6.             The undersigned has paid all amounts due benefit funds, trade unions, applicable taxes, applicable fees, duties and other like charges relating directly or indirectly to the work performed in the construction of the Project.

7.             The undersigned has complied with all applicable federal, state and local laws, codes, ordinances and regulations relating to the work performed in the construction of the Project.

8.             The undersigned has the right, power and authority to execute this document.

II.            Waiver and Release

In accord with the Subcontract Agreement or the Purchase Order, as applicable, and excepting Reserved Claims, the undersigned does hereby forever waive and release in favor of Contractor and its sureties, the Owner of the Project and its lenders, the Project and the title company or companies examining and/or insuring title to the Project, and any and all successors and assignees of the above, all rights that presently exist or hereafter may accrue to the undersigned by reason of work performed in the construction of the Project through the              day of                         , 200   , (1) to assert a lien upon the land and/or improvements comprising the Project, and (2) to assert or bring any causes of action, claims, suits and demands which the undersigned ever had or now has against Contractor and/or its sureties, the Owner of the Project and/or its lenders, or the Project.

III.           Indemnification

Except with respect to Reserved Claims, the undersigned hereby agrees to indemnify and hold harmless Contractor and its sureties, and the Owner of the project and its lenders, from any and all damages, costs, expenses, demands, and suits, (including reasonable legal fees) directly or indirectly relating to any cause of action, claim or lien filing by any party with respect to any (1) work performed in the construction of the Project or work which should have been performed in construction of the Project through the            of                               , 200   , (2) any rights waived or released herein, and (3) any misrepresentation or breach of any certification, affirmation or warranty made by the undersigned in this Affidavit, Waiver and Release of Liens, and upon the request of Contractor, its sureties, the Owner of the Project or its lenders, will undertake to defend such causes of action, claims or lien filings at its sole cost and expense.

Date:
(Subcontractor - Full Corporate Name)

By:
(Authorized Signature)

Title:
(Corporate Title)

Subscribed and sworn before me

this              day of                                 ,

200   .

Notary Public

My Commission Expires:

SUBCONTRACTOR FINAL AFFIDAVIT, WAIVER AND RELEASE OF LIENS

OWNER:

CONTRACTOR:

PROJECT:

SUBCONTRACT DATE:

PURCHASE ORDER NO.

FROM:

STREET:

CITY, ST.:

I.              Certifications, Affirmations and Warranties

The undersigned, to support its entitlement to the requested payment, and for and in consideration of final payment made by                          (“Contractor”) to the undersigned or to a subcontractor, materialman, or supplier of the undersigned, and contingent upon the receipt of such payment, for work performed in the construction of the above-referenced Project pursuant to the above-referenced Subcontract or Purchase Order, hereby affirms, certifies and warrants as follows:

1.             Upon receipt of the sum of $                            , the undersigned will have received final payment under the terms of the Subcontract or Purchase Order (and all authorized changes thereto) between the undersigned and Contractor relating to the Project, including (1) all labor expended in the construction of the Project, (2) all materials, fixtures and equipment delivered to the site and either incorporated or to be incorporated into the Project, (3) all materials, fixtures and equipment for the Project stored offsite to the extent authorized by Contractor and for which payment therefor is permitted by Contractor’s contract with the Owner and all requirements of said contract with respect to materials stored offsite have been fulfilled, (4) all services performed in the construction of the Project, and (5) all equipment used, or provided for use, in the construction of the Project.  Such work including items (1) through (5) is hereafter collectively referred to as “work performed in the construction of the Project.”

2.             Except for receipt of final payment as set forth in paragraph I, there are no outstanding claims against Contractor and/or its sureties, the Owner of the Project and/or its lenders, or the Project, in connection with the work performed in the construction of the Project.

3.             The undersigned has not assigned to anyone any claim, any lien, or any right to file or perfect a lien, against Contractor and/or its sureties, the Owner of the Project and/or its lenders, or the Project.

4.             The undersigned has paid in full all laborers, and, subject to retainage, all subcontractors, suppliers, materialmen, trade unions and others with respect to all work performed in the construction of the Project.  No such party has filed or can properly file any claim, demand, lien, encumbrance or action against Contractor and/or its sureties, the Owner of the Project and/or its lenders, or the Project.

5.             The undersigned has not given or executed any security interest for or in connection with any materials, equipment, appliances, machines, fixtures or furnishings which have been or are to be placed upon or installed in the Project, and is conveying good title ot the same to Contractor or the Owner.

6.             The undersigned has paid all amounts due benefit funds, trade unions, applicable taxes, applicable fees, duties and other like charges relating directly or indirectly to the work performed in the construction of the Project.

7.             The undersigned has complied with all applicable federal, state and local laws, codes, ordinances and regulations relating to the work performed in the construction of the Project.

8.             The undersigned has the right, power and authority to execute this document.

II.            Waiver and Release

In accord with the Subcontract Agreement or the Purchase Order, as applicable, the undersigned does hereby forever waive and release in favor of Contractor and its sureties, the Owner of the Project and its lenders and guarantors, the Project and the title company or companies examining and/or insuring title to the Project, and any and all successors and assignees of the above, all rights that presently exist or hereafter may accrue to the undersigned by reason of work performed in the construction of the Project through the              day of                         , 200   , (1) to assert a lien upon the land and/or improvements comprising the Project, and (2) to assert or bring any causes of action, claims, suits and demands which the undersigned ever had or now has against Contractor and/or its sureties, the Owner of the Project and/or its lenders, or the Project.

III.           Indemnification

The undersigned hereby agrees to indemnify and hold harmless Contractor and its sureties, and the Owner of the project and its lenders, from any and all damages, costs, expenses, demands, and suits, (including reasonable legal fees) directly or indirectly relating to any cause of action, claim or lien filing by any party with respect to any (1) work performed in the construction of the Project or work which should have been

performed in construction of the Project through the            of                               , 200   , (2) any rights waived or released herein, and (3) any misrepresentation or breach of any certification, affirmation or warranty made by the undersigned in this Final Affidavit, Waiver and Release of Liens and Claims, and upon the request of Contractor, its sureties, the Owner of the Project or its lenders, will undertake to defend such causes of action, claims or lien filings at its sole cost and expense.

This Final Affidavit, Waiver and Release of Liens and Claims shall be an independent covenant and shall operate and be effective with respect to work and labor done and materials furnished under any supplemental contract or contracts, whether oral or written for extra or additional work on the project and for any further work done or materials furnished at any time with respect to the project subsequent to the execution hereof.

Date:
(Subcontractor - Full Corporate Name)

By:
(Authorized Signature)

Title:
(Corporate Title)

Subscribed and sworn before me

this              day of                                 ,

200   .

Notary Public

My Commission Expires:

EXHIBIT F

Other Documents

NORTH CAROLINA

WAKE AND DURHAM COUNTIES

AMENDED CONDITIONS, COVENANTS, RESTRICTIONS, AND

RESERVATIONS AFFECTING PROPERTY OF:

THE RESEARCH TRIANGLE FOUNDATION OF NORTH CAROLINA

WITH PORTIONS KNOWN AS THE RESEARCH TRIANGLE PARK AND

WITH PORTIONS KNOWN AS THE RESEARCH APPLICATIONS PARK I

AND RESEARCH APPLICATIONS PARK II

THIS DECLARATION, made this 29th day of July, 1980, by THE RESEARCH TRIANGLE FOUNDATION OF NORTH CAROLINA (successor in interest to THE PINELANDS COMPANY, INC.), hereinafter called the Grantor:

W I T N E S S E T H:

WHEREAS, by instrument dated September 1, 1959, the Grantor herein executed a Declaration of Conditions, Covenants, Restrictions and Reservations affecting the property of said Grantor located within The Research Triangle Park; said Declaration being recorded in Book 261, Page 38, Durham County Registry; and

WHEREAS, the said Declaration was amended on the thirtieth day of November, 1960, said instrument being recorded in Book 273, Page 489, Durham County Registry; said Declaration was further amended by substituting an Amended Declaration in lieu thereof on the 1st day of August, 1965, said instrument being recorded in Book 314, Page 94, Durham County Registry; and

WHEREAS, it is the desire of the Grantor and other owners of land located within The Research Triangle Park and Research Applications Park to further amend and modify said restrictions and to subject the property described in Clause I to the conditions, covenants, restrictions and reservations hereinafter set forth, each and all of which is and are for the benefit of said property and for each owner thereof, for the benefit of all other properties which may be included in The Research Triangle Park and in The Research Applications Park I and The Research Applications Park II, and for each owner thereof, as is more particularly set forth in Clause II; and

WHEREAS, in order to further amend and modify said Restrictions, The Research Triangle Owners and Tenants Association met on the 19th day of June, 1980, pursuant to notice properly given, and by a majority vote approved the amendments to said restrictions which are incorporated herein;

NOW, THEREFORE, THE RESEARCH TRIANGLE FOUNDATION OF NORTH CAROLINA, successor in interest of the Pinelands Company, Inc., hereby amends and modifies that certain instrument dated September 1, 1959, recorded in Book 261, Page 38, Durham County Registry, as further amended by Declaration of Amended Conditions, Covenants, Restrictions and

Reservations dated August 1, 1965, and recorded in Book 314, Page 94, Durham County Registry, and makes this Amended Declaration in lieu thereof.

CLAUSE I

PROPERTY SUBJECT TO THIS DECLARATION

1.             The real property which is now and shall be held, transferred, leased, subleased and occupied subject to the conditions, covenants, restrictions and reservations set forth herein, is located in Durham and Wake Counties, State of North Carolina, and is the area in the Durham County Zoning Ordinance designated as Research District as the same was established on August 3, 1959, as amended on August 5, 1963, and Research Applications as the same was established on February 1, 1965, and the area in the Wake County Zoning Ordinance designated as Research-Farming District as the same was established on January 4, 1960.

2.             The Research Triangle Park.  The portions of the property subject to the conditions, covenants, restrictions and reservations set forth herein which are known as The Research Triangle Park are bounded by the line joining the following North Carolina State Plane Coordinate System Coordinates in sequence:

Coordinate No.	North	East	Line Description

1	791,333	2,041,209	1-5 Within the right of way of the North-South Freeway from the West Service Rd South to the Cornwallis Rd Interchange
2	790,217	2,041,107
3	789,432	2,040,908
4	787,539	2,040,282
5	786,448	2,039,874	5-6 Eastward along Cornwallis Rd and within the area of the Cornwallis Rd, North-South Freeway Interchange
6	785,776.020	2,040,411.496
7	785,369.13	2,040,682.09	6-7 along the Northern right of way line of Cornwallis Road from the North-South Freeway east to the property of the United States Government
8	786,187.33	2,041,475.91
9	786,061.20	2,041,691.76	7-14 the northwestern, northeastern, and eastern property lines of the United States Government tract

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10	785,096.88	2,041,873.97
11	784,657.66	2,041,567.75
12	784,528.02	2,041,496.33
13	784,493.43	2,041,464.21

Coordinate No.	North	East	Line Description
14	784,359.99	2,041,355.42
15	784,000	2,041,580	14-17 within the right of way of Cornwallis Rd east to a point about 350 feet west of the center line of Southern Railway
16	783,441	2,042,753
17	783,254	2,043,201
18	782,524	2,042,874	17-21 a line east and south off property of the American Association of Textile Chemist and Colorist from Cornwallis Rd to Davis Drive
19	782,416	2,043,066
20	781,412	2,042,506
21	780,920	2,041,545	21-23 within the right of way of Davis Drive south to NC Hwy 54
22	780,120	2,041,273
23	779,137	2,040,752	23-24 within the right of way of NC Hwy 54 west to the proposed North-South Freeway
24	781,625	2,036,468
25	780,631	2,036,661	24-28 within the right of way of the proposed North-South Freeway south to Hopson Road
26	778,017	2,038,015
27	776,874	2,038,463
28	773,928	2,039,307	28-33 within the right of way of Hopson Road as proposed west to the West Service Road at Alston Avenue Road
29	773,516	2,036,136
30	773,563	2,035,222
31	773,910	2,034,495
32	774,366	2,034,154
33	776,048	2,033,604	33-40 within the right of wayof the proposed West Service Road North

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			to NC Hwy 54
34	776,659	2,034,195
35	778,000	2,035,000
36	778,930	2,035,404
37	779,165	2,035,491
38	780,000	2,035,640
39	780,394	2,035,622

Coordinate No.	North	East	Line Description
40	782,096	2,035,399	40-48 within the right of way of the proposed West Service Road north to Cornwallis Road
41	782,638	2,035,423
42	784,007	2,035,885
43	785,173	2,036,089
44	786,100	2,036,064
45	788,050	2,036,018
46	788,700	2,036,135
47	789,347	2,036,480
48	790,008	2,037,003	48-51-1 within the right of way of the proposed West Service Road North and East to the North-South Freeway and the point of beginning
49	791,006	2,037,795
50	791,490	2,038,410
51	791,586	2,039,220
1	791,333	2,041,209

Save and except that portion of the above-described property described as follows:

BEGINNING at an existing concrete monument located in the Easternmost right-of-way of T.W.  Alexander Drive (West service road), said concrete monument having North Carolina Grid Co-ordinates N 787,752.004, E 2,036,096.761, running thence along and with the Easternmost right-of-way of T.W. Alexander Drive North 00° 15’ 00” West 295.01 feet to an existing concrete monument; thence along and with the Easternmost right-of-way line of T.W. Alexander Drive as it curves to the East, said curve having a radius of 2,216.83, a distance of 1,254 feet to a new iron pipe located in said Easternmost right-of-way line of T.W. Alexander Drive; thence continuing with said right-of-way to T.W. Alexander Drive, North 36°  56’ 46” East 299.84 feet to a stake located in said Easternmost right-of-way line; thence continuing with said Easternmost right-of-way of T.W. Alexander Drive, North 38° 24’ 00” East 503.50 feet to an existing concrete monument; thence North 78° 00’ 36” East 80.43 feet to an existing concrete monument located in the Southern-most right-of-way line of Cornwallis Road; thence along and

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with the Southernmost right-of-way line of Cornwallis Road the following courses and distances: South 44° 20’ 29” East 1,455.24 feet to an existing concrete monument; South 44° 20’ 00” East 311.62 feet to a new iron pipe; thence South 40° 49’ 54” East 227.50 feet to a new iron pipe; thence South 37° 12’ 12” East 268.79 feet to an existing concrete monument located in the Southernmost right-of-way line of Cornwallis Road; thence leaving the Southernmost right-of-way line of Cornwallis South 30° 25’ 00” West 1,441.38 feet to an existing concrete monument; thence North 59° 35’ 00” West 798.44 feet to an existing iron pipe; thence North 46° 31’ 00” East 103.93 feet to an existing iron pipe; thence North 41° 21’ 00” East 121.13 feet to an existing concrete monument; thence North 27° 01’ 00” West 314.00 feet to an existing iron pipe; thence South 86° 11’ 00” West 1,105.73 feet to the point and place of BEGINNING and containing 90.4537 acres, more or less, according to a plat of a survey by Boney & Associates, Inc., Engineering and Surveying, Raleigh, North Carolina, dated 4-23-80, and revised 4-25-80, entitled “Property of Research Triangle Foundation of N.C.”

3.             The Research Application Park I. The portion of the property subject to the conditions, covenants, restrictions and reservations set forth herein which is known as The Research Applications Park I is described as follows and shall include such other property located within The Research Applications Park II as shall be so designated and restricted by deed from The Research Triangle Foundation of North Carolina, all as is further provided by Paragraph 5 (b) hereinafter.

BEGINNING at an existing concrete monument located in the Easternmost right-of-way of T. W. Alexander Drive (West service road), said concrete monument having North Carolina Grid Co-ordinates N 787,752.004, E 2,036,096.761, running thence along and with the Easternmost right-of-way of T. W. Alexander Drive North 00° 15’ 00” West 295.01 feet to an existing concrete monument; thence along and with the Easternmost right-of-way of T. W. Alexander Drive as it curves to the East, said curve having a radius of 2,216.83, a distance of 1,254 feet to a new iron pipe located in said Easternmost right-of-way of T. W. Alexander Drive; thence continuing with said right-of-way of T. W. Alexander Drive, North 36° 56’ 46” East 299.84 feet to a stake located in said Easternmost right-of-way line; thence continuing with said Easternmost right-of-way of T. W. Alexander Drive, North 38° 24’ 00” East 503.50 feet to an existing concrete monument; thence North 78° 00’ 36” East 80.43 feet to an existing concrete monument located in the Southernmost right-of-way line of Cornwallis Road; thence along and with the Southernmost right-of-way line of Cornwallis Road the following courses and distances: South 44° 20’ 29” East 1,455.24 feet to an existing concrete monument; South 44° 20’ 00” East 311.62 feet to a new iron pipe; thence South 40° 49’ 54” East 227.50 feet to a new iron pipe; thence South 37° 12’ 12” East 268.79 feet to an existing concrete monument located in the Southernmost right-of-way line of Cornwallis Road; thence leaving the Southernmost right-of-way line of Cornwallis Road, South 30° 25’ 00” West 1,441.38 feet to an existing concrete monument; thence North 59° 35’ 00” West 798.44 feet to an existing iron pipe; thence North 46° 31’ 00” East 103.93 feet to an existing iron pipe; thence North 41° 21’ 00” East 121.13 feet to an existing concrete monument; thence North 27° 01’ 00” East 314.00 feet to an existing iron pipe; thence South 86° 11’ 00” West 1,105.73 feet to the point and place of BEGINNING and containing 90.4537 acres, more or less, according to a plat of a survey by Boney & Associates, Inc., Engineering and Surveying,

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Raleigh, North Carolina, dated 4-23-80, and revised 4-25-80, entitled “Property of Research Triangle Foundation of N. C. ”

4.             The Research Applications Park II  The portions of the property subject to the conditions, covenants, restrictions and reservations set forth herein which are known as The Research Applications Park II are all portions of the area described in Paragraph I of this Clause not within The Research Triangle Park or Research Applications Park I.

CLAUSE II

CONDITIONS, COVENANTS, RESTRICTIONS, RESERVATIONS AND EASEMENTS

1.                                       PURPOSE.

The real property described in Clause I hereof is subject to the conditions, covenants, restrictions and reservations hereby declared for the following purposes:

(a)                                  To establish The Research Triangle Park and The Research Applications Park as areas devoted to research and scientifically-oriented production activities, and related operations and activities which can benefit from a locational relationship with North Carolina State University at Raleigh, the University of North Carolina at Chapel Hill and Duke University, with the express purpose of furthering the development of the State of North Carolina.

(b)                                 To develop The Research Triangle Park and The Research Applications Park with a park-like character which will ensure their being a continuing asset to The Research Triangle area and to the State of North Carolina.

(c)                                  To ensure adequate and reasonable development of The Research Triangle Park and The Research Applications Park.

(d)                                 To ensure proper, desirable use and appropriate development and improvement of each site with The Research Triangle Park and The Research Applications Park.

(e)                                  To protect the owners of buildings against improper and undesirable use of surrounding building sites as will depreciate the value of their properties.

(f)                                    To guard against the erections of structures built of improper or unsuitable materials.

(g)                                 To encourage the erection of attractive improvements, with appropriate locations on building sites thereof.

(h)                                 To ensure and maintain proper setbacks from streets, and adequate open spaces between structures which will insure a park-like character.

(i)                                     In general, to provide for a high type and quality of improvement of said property.

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2.                                       OWNERS AND TENANTS ASSOCIATION

There is hereby established The Research Triangle Owners and Tenants Association, hereinafter referred to as the “Association”. Each owner or lessee of one acre or more of land within The Research Triangle Park and The Research Applications Park which is subject to these conditions, covenants, restrictions and reservations and which is used for research or scientifically-oriented production purposes, specifically excluding The Research Triangle Foundation of North Carolina, is a member of the Association.

Land shall be deemed to be used for research or scientifically-oriented production purposes when the principal facility located thereon is for such purposes, or if such facility has not been completed, when the foundations therefor have been laid in accordance with plans approved by the Board of Design.

Voting rights for members of the Association are based on the following Schedule:

Owners of land — two votes for each acre of land owned and not leased;
one vote for each acre of land owned and leased.

Lessees of land — one vote for each acre of land in the tract leased. Where there is more than one tenant, the total number of votes (equal to the total number of acres in the appropriate tract) allowed the lessees of the tract will be divided proportionately among the tenants according to that portion of the total floor space each occupies.

No owner who owns less than one acre shall be entitled to a vote, and no lessee whose proportionate voting right would result in its having less than one vote shall be entitled to any vote.

The Association may establish its own bylaws for the conduct of its affairs, which include reasonable notice to each member prior to any meeting.

Decisions of the Association shall be by majority of votes cast, except as otherwise provided herein.

Should the United States Government be either an owner or tenant within The Research Triangle Park or The Research Triangle Applications Park, the United States Government shall not be entitled to a vote in any meeting of the Association, nor shall the United States Government be bound by any bylaws or regulations adopted by said Association.

For the purpose of participating in the activities of the Owners and Tenants Association and for the purpose of exercising voting rights of the Association, the person in charge of the research facility, scientifically-oriented production facility, or other activity located on the property subject to these restrictions shall be deemed to have the authority to act for and on behalf of the person, firm or corporation which is the actual owner or tenant of such facility.

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3.                                       BOARD OF DESIGN

There is hereby established a Board of Design which shall consist of five members. So long as 20 percent or more of The Research Triangle Park and The Research Applications Park acreage subject to these covenants, exclusive of public roadways and areas not restricted to research or scientifically-oriented production purposes is owned by The Research Triangle Foundation of North Carolina, three members of such Board shall be appointed by the company and two members of that Board shall be elected by members of the Association. At such time as less than 20 percent of the land subject to these covenants exclusive of public roadways and areas not restricted to research or scientifically-oriented production purposes is owned by The Research Triangle Foundation of North Carolina, that company shall appoint two members of such Board and three members thereof shall be elected by members of the Association.  The members of such Board appointed by The Research Triangle Foundation of North Carolina, may be, but need not be, members or employees or representatives of members of the Association. The term of office of members of the Board of Design shall be for one year and shall run from September 1st of each year through the 31st day of August of the succeeding year.

No construction or exterior alteration of buildings, utilities, signs, pavements, landscaping and other facilities may be initiated without approval of plans by the Board of Design.

The Board of Design shall either approve or disapprove any plans submitted to it within thirty (30) days from the date on which they are submitted to the said Board, and failure to either approve or disapprove within the period shall constitute approval of said plans.

Three members of the Board of Design shall constitute a quorum. Actions of the Board will be by majority vote of those members in attendance at any meeting at which there is a quorum present.

The Board of Design shall promulgate bylaws and operating procedures for the conduct of its affairs; such bylaws shall provide for reasonable notice to each Board member prior to any meeting.

The following information, as appropriate, shall be submitted to the Board of Design for its approval of any plans:

(a)                                  Preliminary architectural plans for the proposed building or buildings.

(b)                                 A site plan for traffic engineering analysis, showing location and design of buildings, driveways, driveway intersections with streets, parking areas, loading areas, maneuvering areas and sidewalks.

(c)                                  A grading plan and planting plan, including screen walls and fences, for analysis of adequacy of visual screening, erosion control, and landscape architectural design.

(d)                                 A site plan showing utilities and utility easements, including any waste disposal fields.

(e)                                  An estimate of the maximum number of employees contemplated for the proposed development and timing of shifts during which they would work.

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(f)                                    Plans for all signs to be erected, including details of sign’s location, design, color and lighting.

(g)                                 A description of proposed operations in sufficient detail to permit judgement of whether or not they are permitted uses under the terms of then-existing zoning ordinance, including the extent of any noise, odor, glare, vibration, smoke, dust, gases, hazard of fire and explosion, radiation, radioactivity, electrical radiation, liquid wastes, or other performance characteristic that may be specified in the then-existing zoning ordinance.

(h)                                 Engineering and architectural plans for the solution of any problem indicated by item (g) above, including any necessary plans for compliance with the performance standards contained in the then-existing zoning ordinance.

(i)                                     Any other information required in order to ensure compliance with requirements contained herein.

4.                                       APPEAL FROM BOARD OF DESIGN

Upon notification to the Board of Design that plans for any proposed facility will be submitted for review action, the Board shall give notice in writing promptly concerning the forth-coming review to the owners and tenants of all lands subject to these restrictions and lying within 500 yards of the property lines of the tract on which the proposed facility is to be located. Within five (5) days after granting approval of a proposed plan, the Board of Design shall notify all owners and tenants who were entitled to receive notices of the submission of the proposed plan of the action taken by the said Board of Design in connection with such proposed plans.

Any owner or tenant including The Research Triangle Foundation of North Carolina, whose property is subject to these conditions, covenants, restrictions and reservations may within thirty (30) days after action or decision by the Board of Design or after a plan is approved by failure of the Board of Design to act upon it, appeal therefrom to the Appeal Board hereinafter provided. The Appeal Board shall consist of three members, one of whom shall be appointed by The Research Triangle Foundation of North Carolina, and one of whom shall be elected by the members of the Association.  The third member of such Appeal Board shall be a person selected by the other two members or in the event that they are unable to agree upon such third member, then such third member shall be a person designated by the then President of Duke University. The terms of office of the members of the Appeal Board shall be for three (3) years commencing August 1, 1965. It shall be sufficient and timely notice of appeal to the Appeal Board to direct a letter to such Board at its usual address and to deposit the same in the United States mail. The Appeal Board shall render its decision on all matters properly appealed to it within thirty (30) days from the date of such appeal. The decision of the Appeal Board shall be final. The Appeal Board shall keep a written record of all of its proceedings and records which records shall be open to inspection by any owner or tenant.

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5.                                       USE REGULATIONS

(a)                                  Land Restricted to Research Purposes. No land located within The Research Triangle Park shall be used for other than research purposes and work incidental thereto. No manufacture of processing enterprises shall be conducted except as such activities are adjunct of research activities conducted within The Research Triangle Park. There shall be no goods or products manufactured primarily for sale.

(b)                                 Research Applications Park I No land located within The Research Applications Park I shall be used for other than research purposes, or for research and production operations wherein: (1) because of the nature of the technology involved in such production (such as production of integrated circuits and solid state products), the research and production facilities on said land are mutually dependant, or (2) the production operations are: (i) developmental in nature, and (ii) substantially dependent on frequent and close collaboration with research personnel working in the research facilities on said land.

The Research Triangle Foundation of North Carolina reserves the right to subject by deed such land in The Research Applications Park II to the use regulations of this paragraph 5(b) with such modifications as may be appropriate. In no event shall any modification to the use regulations of The Research Applications Park I require less scientific input and activity than would be required by the industry standards set forth in Paragraph 5(c) hereinafter for The Research Applications Park II as they may subsequently be modified by action of The Research Triangle Owners and Tenants Association.

(c)                                  Research Applications Park II: Land Restricted to Research and Scientifically-Oriented Production Purposes. No land located within The Research Applications Park II shall be used for other than research purposes, for production facilities and operations with a high degree of scientific input, and for work incidental thereto.

In determining the initial degree of scientific input and activity the proportion of professional, technical and kindred workers to total employment for each facility as a desirable minimum shall be at least equal to the industry category average percents in the following table or to the same percent for all manufacturing industries combined (7.5%), whichever is greater. It is recognized that with the changing state of science and technology, the degree of scientific input in a facility cannot be expected to remain constant. (Percents in the following table are calculated from data in Table 2, PC (2) 7C, United States Census of Population, 1960, Occupation by Industry). The following table of average percentages may be modified by action of The Research Triangle Owners and Tenants Association following each decennial census; such action, if taken by the Association shall be recorded in the minutes of said Association.

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DESIRABLE MINIMUM
INDUSTRY CATEGORY	PERCENTAGES
Manufacturing Total	7.5
Furniture and Fixtures	2.0
Stone, Clay and Glass Products	5.0
Primary Metal	5.0
Primary Non-Ferrous	7.5
Fabricated Metal	9.5
Machinery, except electrical	9.5
Electrical Machinery, Equipment and Supplies	15.0
Motor Vehicles and Equipment	7.0
Aircraft and Parts	22.0
Other Transportation	6.0
Professional and Photographic Equipment and Watches	16.0
Miscellaneous Durable Goods Manufacturing	3.5
Food and Kindred Products	2.5
Tobacco	2.0
Textile Mill Products	2.0
Apparel and Other Fabricated Textiles	1.0
Paper and Allied Products	5.0
Printing, Publishing	9.0
Synthetic Fibers	11.0
Drugs and Medicines	19.0
Paints and Varnishes	10.5
Miscellaneous Chemicals and Allied Products	16.0
Petroleum and Coal Products	15.0
Rubber and Miscellaneous Plastic Products	6.0
Leather and Leather Products	0.1
Manufacturing not else where specified	3.5

(d)                                 Restrictions (a), (b) and (c) shall not prevent The Research Triangle Foundation of North Carolina from constructing, owning, operating, leasing, or conveying facilities for the primary use, enjoyment and convenience of owners and tenants of The Research Triangle Park and The Research Applications Park and their employees or of such groups or clubs as may be approved by the Association. Recreational facilities within The Research Applications Park may specifically include golf courses, skeet and trap shooting areas, and fishing areas. The type and location of service, commercial or recreational facilities shall be approved by the Association. Such facilities likewise shall be subject to the provisions of Sections 3 and 4 of Clause II of this Declaration.

(e)                                  Fences and Walls. No fence, masonry wall, hedge or mass planting shall extend into any front or side yard of any building except with the approval of the Board of Design.

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6.                                       RIGHT OF WAY EASEMENTS

Each owner and tenant of property subject to these restrictions hereby agrees to cooperate with The Research Triangle Foundation of North Carolina in the planning and granting of all easements necessary and reasonable for the further development of the Park and which do not interfere with present use or future development of its property. Easements include those for gas, water, sewage, telephone, entrance and access roads, and electrical lines.  Nothing contained in this section shall be deemed to require the purchaser to grant any specific easement, nor to grant easements or right-of-way without full compensation therefore.

7.                                       RESALE RIGHT

Each owner of property subject to these restrictions agrees that if it receives a bona fide offer to sell any property, located within The Research Triangle Park, The Research Applications Park I and The Research Applications Park II, that it will, before consummating such a sale, present The Research Triangle Foundation of North Carolina, in affidavit form, the terms and conditions of such proposed sale; and The Research Triangle Foundation of North Carolina reserves the right to purchase said property within thirty (30) days thereafter upon the same terms and conditions as may be contained in such bona fide offer made to the purchaser by any third party.

CLAUSE III

GENERAL PROVISIONS

1.                           EFFECTIVE DATE

These covenants shall become effective upon the sixth day of August, 1980

2.                           TO RUN WITH LAND

Except as otherwise set forth herein, the covenants herein set forth shall run with the land and shall bind the present owner, its successors, and assigns; all parties claiming by, through or under them shall be taken to hold, agree and covenant with the owner of said building sites, with its successors and assigns, and with each of them to conform to and observe said restrictions as to the use of building sites and the construction of improvements thereof.

3.                           LIFE

Each of the conditions set forth above shall continue and be binding upon the Grantor, upon its successors and assigns, and upon each of them and all parties and all persons claiming under them, for a period of thirty (30) years from the first day of September, 1959.

4.                           AMENDMENT

(a)                                  Except for changing the life of these covenants, the same may be amended at any time by The Research Triangle Foundation of North Carolina, with the consent evidenced by

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favorable vote of the majority of the votes cast, at a meeting of the members of the Owners and Tenants Association called for such purposes.

(b)                                 The life of the conditions and covenants may be changed only upon the written consent of The Research Triangle Foundation of North Carolina, and of the fee simple owners, exclusive of The Research Triangle Foundation of North Carolina, and exclusive of the United States Government, owning at least 90 percent of the lands subject to these covenants exclusive of the lands owned by The Research Triangle Foundation of North Carolina, and exclusive of the lands owned by the United States Government.

5.                                       UNITED STATES GOVERNMENT

Should the United States Government become an owner or tenant within The Research Triangle Park, The Research Applications Park I or The Research Applications Park II, no covenant, restriction or regulation shall be effective as against the United States Government so long as it owns or leases such property if the said covenant, restrictions or reservation is in violation of any regulation having the effect of law.

These covenants, restrictions, and regulations shall be binding in all respects upon any grantee or lessee of the United States Government of any property which the United States Government may own or lease with The Research Triangle Park, The Research Applications Park I or The Research Applications Park II.

6.                           SEPARABILITY

Invalidation of any of these covenants or any part thereof by judgments or court order shall in no wise affect any of the other provisions which shall remain in full force and effect.

IN TESTIMONY WHEREOF, The Research Triangle Foundation of North Carolina, has caused this instrument to be signed in its corporate name by its President, and attested by its Secretary, by order of its Board of Directors, the day and year first above written.

THE RESEARCH TRIANGLE FOUNDATION
of North Carolina

	By:	George A. Moore, Sr.
(SEAL)	Sr. Vice President
ATTEST;

Elizabeth J. Aycock
Assistant-Secretary

NORTH CAROLINA
DURHAM COUNTY

This is to certify that the foregoing Amendments to the Declaration of Conditions, Covenants, Restrictions and Reservations dated the 1st day of September, 1959, as modified November 30,

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1960, and further amended on the 1st day of August, 1965, were approved by a majority vote of The Research Triangle Owners and Tenants Association at a meeting of said Association held on June 19, 1980, called for the purpose of considering said amendments; and said amended Declaration was approved in its entirety. This the 29th day of July, 1980.

Peter J. Chenery
Peter J. Chenery, President of Research
Triangle Owners and Tenants Association

NORTH CAROLINA
ORANGE COUNTY

This is to certify that on the 4th day of August, 1980, before me personally came George A. Moore, Jr., Sr. Vice President, with whom I am personally acquainted, who, being by me duly sworn says that he is the Sr. Vice President and Elizabeth J. Aycock is the Assistant Secretary of The Research Triangle Foundation of North Carolina, the corporation described in and which executed the foregoing instrument; that he knows the common seal of said corporation; that the seal affixed to the foregoing instrument is said common seal, and the name of the corporation was subscribed thereto by the said Sr. Vice President, and the said Sr. Vice President and Assistant Secretary subscribed their names thereto, and said common seal was affixed, and that said instrument is the act and deed of said corporation. WITNESS my hand and notarial seal, this the 4th day of August, 1980.

Maxine F. Bondy
Notary Public

My Commission Expires:
	November 17. 1984	(SEAL)

NORTH CAROLINA
DURHAM COUNTY

This is to certify that on the 29th day of July, 1980, before me personally came Peter J. Chenery with whom I am personally acquainted, who being by me duly sworn, says that he is the President of The Research Triangle Owners and Tenants Association, and acknowledged the due execution of the foregoing certificate for The Research Triangle Owners and Tenants Association. This the 29th day of July, 1980.

Doris K. Schroeder
Notary Public

My Commission Expires:
		October 3, 1984	(SEAL)

Recorded:	Book 1035, Pages 685-699
Durham County, Register of Deeds
August 5, 1980

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BOOK 1547 PAGE 183

Prepared by and Mail to:
William P. Few
Post Office Box 10096
Raleigh, North Carolina 27605

STATE OF NORTH CAROLINA

WAKE AND DURHAM COUNTIES

EXTENSION OF TERM OF:
AMENDED CONDITIONS, COVENANTS, RESTRICTIONS AND
RESERVATIONS AFFECTING PROPERTY OF:
RESEARCH TRIANGLE FOUNDATION OF NORTH CAROLINA
WITH PORTIONS KNOWN AS RESEARCH TRIANGLE PARK
AND
WITH PORTIONS KNOWN AS RESEARCH APPLICATIONS PARK I AND
RESEARCH APPLICATIONS PARK II

THIS EXTENSION of term and life of the Amended Conditions, Covenants, Restrictions and Reservations of the Research Triangle Park, Research Applications Park I and Research Applications Park II, is made and entered into effective the 31st day of August, 1989 by the Research Triangle Foundation of North Carolina to acknowledge its written consent thereto and by the fee simple owners of ninety percent (90%) of the lands subject to the amended conditions, covenants, restrictions and reservations referred to herein, exclusive of the lands owned by the Research Triangle Foundation of North Carolina and by the United States Government;

WITNESSETH:

WHEREAS, by instrument dated September 1, 1959, the Pinelands Company, Inc., predecessor in interest to the Research Triangle

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BOOK 1547 PAGE 184

Foundation of North Carolina, executed a Declaration of Conditions, Covenants, Restrictions and Reservations affecting the property of the Pinelands Company, Inc., with portions known as the Research Triangle Park and with portions known as the Research Applications Park; said Declaration being recorded in Book 261, Page 39, Durham County, North Carolina Registry; and

WHEREAS, the said Declaration was amended on the 30th day of November, 1960, said instrument being recorded in Book 273, Page 489, Durham County, N.C. Registry; said Declaration was further amended by substituting an Amended Declaration in lieu thereof on the 1st day of August, 1965, said instrument being recorded in Book 314, Page 94, Durham County, N.C. Registry, and in Book 1683, Page 559, Wake County, N.C. Registry; said Declaration was further amended by substituting a subsequent Amended Declaration in lieu thereof on the 29th day of July, 1980, said instrument being recorded in Book 1035, Page 685, Durham County, N.C. Registry, and in Book 3679, Page 26, Wake County, N.C. Registry; said Declaration was then further amended by the following:  instrument of Modification and Amendment dated the 17th day of March, 1981 and recorded in Book 1125, Page 232, Durham County, N.C. Registry and in Book 3679, Page 41, Wake County, N.C. Registry; instrument of Modification and Amendment dated the 1st day of November, 1982, and recorded in Book 1097, Page 706, Durham County, N.C. Registry, and Book 3679, Page 46,

2

BOOK 1547 PAGE 185

Wake County, N.C. Registry; and by Declaration subjecting additional property to the Amended Covenants dated the 17th day of March, 1986, and recorded in Book 1270, Page 222, Durham County Registry, and Book 3679, Page 53, Wake County Registry (hereinafter “Amended Covenants”); and

WHEREAS, the Amended Covenants provide in part that they are to run with the land and shall be binding upon the owners and all parties claiming under them for a period of thirty (30) years from the 1st day of September, 1959.

WHEREAS, the Amended Covenants further provide in part that the life of the conditions and covenants may be changed only upon the written consent of the Research Triangle Foundation of North Carolina and of the fee simple owners, exclusive of the Research Triangle Foundation of North Carolina, and exclusive of the United States Government, owning at least ninety percent (90%) of the land subject to the Amended Covenants exclusive of the lands owned by the Research Triangle Foundation of North Carolina, and exclusive of lands owned by the United States Government.

WHEREAS, the Research Triangle Foundation of North Carolina, as the Developer of the Research Triangle Park, and the fee simple owners of at least ninety percent (90%) of the land subject to the Amended Covenants (exclusive of lands owned by the Research Triangle Foundation of North Carolina

3

BOOK 1547 PAGE 186

and the lands owned by the United States Government) desire to change and extend the term and life of the Covenants for an additional thirty (30) year period.

NOW, THEREFORE, the Research Triangle Foundation of North Carolina and the undersigned fee simple owners, do hereby execute this instrument, which shall be recorded in the Durham County, N.C. Registry and the Wake County, N.C. Registry for the purpose of amending the Amended Covenants to extend the term and life thereof to August 31, 2019.

*

*

*

*

IN WITNESS WHEREOF, the undersigned fee simple owners of ninety percent (90%) or more of the lands subject to the Amended Covenants (exclusive of lands owned by the Research Triangle Foundation of North Carolina and lands owned by the United States Government) and the Research Triangle Foundation of North Carolina, which executes this instrument to evidence its written consent thereto; have caused this instrument to be signed, attested and sealed on the date and in the capacity indicated hereinafter.

4

BOOK 1547 PAGE 187

CONSENT TO:
EXTENSION OF COVENANTS
RESEARCH TRIANGLE PARK, N.C.

RESEARCH TRIANGLE FOUNDATION OF NORTH CAROLINA

		By:	/s/ James O. Roberson
		Title:	President

ATTEST:

/s/ Elizabeth J. Aycock
Title:	Secretary

STATE OF NORTH CAROLINA

COUNTY OF DURHAM

Before me, the undersigned a Notary Public within and for the County and State aforesaid, personally appeared this day James O. Roberson and Elizabeth Aycock who, being by me first duly sworn, say that they are the President and Secretary respectively, of RESEARCH TRIANGLE FOUNDATION OF NORTH CAROLINA, that the seal affixed to the foregoing instrument in writing is the corporate seal of the corporation, and that said writing was signed and sealed by them in behalf of said corporation by its authority duly given.  And the President and Secretary acknowledged the writing to be the act and deed of the corporation.

WITNESS my hand and notarial seal, this 31 day of August, 1989.

/s/ Wanda F. Licter
Notary Public

My Commission expires:

June 16, 1991

BOOK 1547 PAGE 188

CONSENT TO:
EXTENSION OF COVENANTS
RESEARCH TRIANGLE PARK, N.C.

INTERNATIONAL BUSINESS MACHINES CORPORATION

		By:	/s/ J.F. Gagliardi, Jr.
		Title:	J.F. Gagliardi, Jr.
IBM Director of Real Estate
Acquisition and Planning
Real Estate and Construction

ATTEST:

/s/ A.R. Wolfert
Title:	A.R. Wolfert
Staff Corporate Counsel
Real Estate and Construction

STATE OF CONNECTICUT

COUNTY OF FAIRFIELD

Before me, the undersigned a Notary Public within and for the County and State aforesaid, personally appeared this day J.F. Gagliardi and A.R. Wolfert who, being by me first duly sworn, say that they are the IBM Director and Staff Corporate Counsel, respectively, of INTERNATIONAL BUSINESS MACHINES CORPORATION, that the seal affixed to the foregoing instrument in writing is the corporate seal of the corporation, and that said writing was signed and sealed by them in behalf of said corporation by its authority duly given.  And the IBM Director and Staff Corporate Counsel acknowledged the writing to be the act and deed of the corporation.

WITNESS my hand and notarial seal, this 23rd day of August, 1989.

/s/ Earl M. Wunderli
Notary Public
My Commission expires:

EARL M. WUNDERLI
NOTARY PUBLIC
MY COMMISSION EXPIRES MARCH 31, 1993

Article 4 | Zoning Districts
Sec. 4.3 Nonresidential District Intent Statements

4.3.5 Science Research Park (SRP)

The SRP District is established to provide an area for business and scientific research and development, for training, and for production of prototype products, plans or designs in a low-density, open, campus-like setting. The purpose of such production is limited to research, development or evaluation of the merits of those products, plans or designs. The district is intended to accommodate research facilities, pilot plants, prototype production facilities and other manufacturing operations that require the continual or recurrent application of research knowledge and activity as an integral part of the manufacturing process. Offices and support services are allowed.

The SRP District is used to implement the Comprehensive Plan within those areas shown as the Suburban Tier.

4.3.6 Industrial Light (IL)

The IL District is established to provide for a wide range of light manufacturing, warehousing, and wholesaling activities as well as offices and some support services, all subject to minimum design standards intended to ensure such development is compatible with high visibility areas. Standards of this district are designed to minimize impacts on the environment and to assure compatibility with the surrounding area. It is the intent of this district to offer sites for those industries whose operations, exposure, location or traffic have minimal impact on adjacent properties.

The IL District is used to implement the Comprehensive Plan within those areas shown as the Suburban, Urban, Compact Neighborhood or Downtown Tiers.

4.3.7 Industrial (I)

The I District is established in order to provide sites for activities which involve major transportation terminals, and manufacturing facilities that have a greater impact on the surrounding area than industries found in the IL District. It is the intent of this district to provide an environment for industries that is unencumbered by nearby residential development.

The I District is used to implement the Comprehensive Plan within those areas shown as the Rural, Suburban or Urban Tiers.

4-8 Effective 1/1/06 Durham, North Carolina
Unified Development Ordinance

Article 5 | Use Regulations

Sec. 5.1 Use Table

5.1.1 Use Table Key

A. Types of Uses

1. Permitted (P)

A "P" in the use table indicates that a use is allowed by right in the respective district. Such uses are subject to all other applicable requirements of this Ordinance. They are not subject to the limited use standards found in Sec. 5.3, Limited Use Standards.

2. Permitted Subject to Limitations (L)

An "L" indicates that a use shall be permitted by right, provided that the use meets the additional requirements imposed by the referenced section in the "Notes" column of the table. These could include appropriate limited use standards set forth in Sec. 5.3, Limited Use Standards, and, for residential uses, the intensity standards imposed in Article 6, District Intensity Standards, and/or the design standards imposed in Article 7, Design Standards. Such uses are subject to all other applicable requirements of this ordinance. The applicable requirements are cross-referenced in the far right column of the use table.

3. Special Use Permit Required (M or m)

An "M" (Major) or "m" (minor) indicates that a use is only allowed where approved as a special exception by the appropriate approving authority in accordance with the procedures set forth in Sec. 3.9, Special Use Permit. Special uses are subject to all other applicable requirements in this Ordinance, including the additional listed use standards in Sec. 5.3, Limited Use Standards, except where expressly modified by the approving authority as part of the special use approval. Minor special uses are approved by the Board of Adjustment and major special uses by the appropriate governing body.

4. Development Plan Required (‡)

A stacked addition symbol ("‡") indicates that a use may be permitted through approval of a development plan submitted as part of a planned development in accordance with Sec. 3.5, Zoning Map Change.

5. Not Permitted (Blank Cell)

A blank cell in the use table indicates that a use is not allowed in the respective district.

B. Use Categories

Characteristics, principal uses and accessory uses of the various use categories are found in Sec. 5.2, Use Categories.

Durham, North Carolina
Unified Development Ordinance
Effective 1/1/06
5-1

5.1.2 Use Table

* With the exception of residential uses, any use within the DDO must be allowed in both the overlay and the underlying district

KEY: "P" = Permitted "L" = Limited "M" = Major Special Use Permit "m" = Minor Special Use Permit "‡" = Development Plan Required Blank cell = not allowed

		RESIDENTIAL						NONRESIDENTIAL							PLANNED					OVER-LAY	
USE CATEGORY	SPECIFIC USE	RR	RS	RS-M	RU	RU-M	RC	CN	OI	CG	CBD	SRP	IL	I	PDR	UC	CC	IP	MU	DDO*	NOTES:
AGRICULTURAL USES (City Only)																					
Agriculture	All agriculture, except as listed below	P	L																		5.3.1A
	Forestry	L	L	L	L	L	L	L	L	L	L	L	L	L	L	L	L	L	L	L	5.3.1B
RESIDENTIAL USES																					
Household Living	Single-family detached	L	L	L	L	L	L	L		L					‡		‡L		‡	L	6.2.1, 6.3.2, 6.4.2, 6.5.2, 6.10.2, 7.1.2
	Zero lot line, patio home		L	L	L	L	L				L				‡				‡	L	6.3.2, 6.4.2, 6.5.2, 6.10.2, 7.1.3, 7.1.5
	Traditional house				L	L	L								‡					L	6.4.2, 6.5.2, 7.1.4
	Semi-attached house		L	L	L	L	L								‡					L	6.3.2, 6.4.2, 6.5.2, 7.1.6
	Duplex			L	L	L	L				L				‡				‡	L	6.3.2, 6.4.2, 6.5.2, 6.10.2, 7.1.7
	Townhouse			L	L	L	L	L	L		L				‡				‡	L	6.3.2, 6.4.2, 6.5.2, 6.10.2, 7.1.8
	Multiplex / apartment			L		L	L	L	L	L	L				‡		‡L		‡	L	6.3.2, 6.4.2, 6.5.2, 6.10.2, 7.1.9, 7.1.10
	Family care home	L	L	L	L	L	L			L	L				‡				‡	L	6.2.1, 6.3.2, 6.4.2, 6.5.2, 6.10.2, 7.1.2

Durham, North Carolina
Unified Development Ordinance

Effective 1/1/06

5-3

Article 5 | Use Regulations
Sec. 5.1 Use Table

KEY: "P" = Permitted "L" = Limited "M" = Major Special Use Permit "m" = Minor Special Use Permit "‡" = Development Plan Required Blank cell = not allowed

		RESIDENTIAL						NONRESIDENTIAL							PLANNED					OVER-LAY	
USE CATEGORY	SPECIFIC USE	RR	RS	RS-M	RU	RU-M	RC	CN	OI	CC	CBD	SRP	IL	I	PDR	UC	CC	IP	MU	DDO	NOTES:
Household Living	Manufactured home	L																			5.3.2D
	Manufactured home park or subdivision														‡L						5.3.2E
	Upper-story residential							L	L	L	L				‡		‡L		‡	P	6.10.2
Group Living	All group living, except as listed below			m	m		m	m		m	m				‡				‡	m	
	Commercial dorm			L/m		L/m	L/m	L/m		L/m						L				L	5.3.2A
	Congregate living facility			L	L/m	L	L/m	L	L	L	L				‡L				‡L	L	5.3.2B
	Group home		L/m	L	L/m	L	L/m	L	L	L	L				‡L				‡L	L	5.3.2C
PUBLIC AND CIVIC USES																					
Community Service	All community service, except as listed below	P	P	P	P	P	P	P	P	P	P				‡		‡		‡	P	
	Auditoriums								L	L	L	L				L	‡L		‡L	L	5.3.3A
	Clubs and lodges	m	m	m	m	m	m	L	L	L	L	L	L		‡m		‡L	‡L	‡	L	5.3.3C
	Museums	L/m	L/m	L/m	L/m	L/m	L/m	L/m	L	L	L					L	‡L		‡L	L	5.3.3G
Day Care	Day Care Home	P	P	P	P	P	P	P	P	P	P	P	P		‡	‡	‡		‡	P	
	Day Care Facility	L/m	L/m	L/m	L/m	L/m	L/m	L	L	L	L	L	L		‡L	L	‡L		‡L	L	5.3.3E
Educational Facilities	School, Elementary	L/m	L/m	L/m	L/m	L/m	L/m	P	P	P	P		P		‡L/m	P	‡	‡	‡	P	5.3.3J
	School, middle or high	L/m	L/m	L/m	L/m	L/m	L/m	P	P	P	P		P		‡L/m	P	‡	‡	‡	P	
	Universities or colleges		M	M	M	M	M		P	P	P	P	P		‡M	‡	‡	‡	‡	P	
	Vocational, trade or business schools								P	P	P	P	P				‡	‡	‡	P	
Government Facilities	All government facilities, except has listed below	L/m	L/m	L/m	L/m	L/m	L/m	L/m	P	P	P	P	P	P	‡L/m		‡	‡	‡	P	5.3.3F
	Correctional facilities										L/M		L/M	L/M			‡L/M	‡L/M		L/M	5.3.3D
Medical Facilities	All medical facilities, except as listed below							P	P	P	P		P				‡		‡	P	
	Hospitals								P	P	P		P			‡	‡		‡	P	

5-4
Effective 1/1/06
Durham, North Carolina
Unified Development Ordinance

Article 5 | Use Regulations
Sec. 5.1 Use Table

		RESIDENTIAL						NONRESIDENTIAL							PLANNED					OVER-LAY	
KEY: "P" = Permitted "L" = Limited "M" = Major Special Use Permit "m" = Minor Special Use Permit "‡" = Development Plan Required Blank cell = not allowed																					
USE CATEGORY	**SPECIFIC USE**	RR	RS	RS-M	RU	RU-M	RC	CN	OI	CG	CBD	SRP	IL	I	PDR	UC	CC	IP	MU	DDO	NOTES:
Parks and Open Areas	All parks and open areas, except as listed below	L	L	L	L	L	L	L	L	L	L	L	L	L	‡L	L	‡L	‡L	‡L	L	5.3.3H
	Cemeteries, mausoleums, columbaria, memorial gardens	P	P	P	P	P			P	P	L		P		‡		‡	‡	‡	L	5.3.3B
Passenger Terminals	All passenger terminals, except as listed below	M								M			M	M							
	Rail and Bus terminals				M	M	P	P	P	P	P	P	P			‡	‡	‡	‡	P	
Places of Worship	All places of worship	L/m	L/m	L/m	L/m	L/m	L/m	L	L	L	L		L		‡L/m	L	‡L	‡	‡L	L	5.3.3I
Social Service Institutions	All social service institutions									M	M		M						‡M	M	
Utilities	Major utilities	L/m									L/m	L	L	L				‡L		L/m	5.3.3L
	Minor utilities	L	L	L	L	L	L	L	L	L	L	L	L	L	‡L	L	‡L	‡L	‡L	L	
	TV/HDTV/AM/FM Broadcast Antennae	L									L	L	L	L				‡L		L	5.3.3K
	Wireless Communication Facility, except as Listed Below	L/M	L	L	L	L	L	L	L	L	L	L	L	L	‡L	L	‡L	‡L	‡L	L	5.3.3M
	Wireless Communication Facility, Freestanding Nonconcealed	L/M/m	L/M /m									L/m	L/m	L/m		L/m	‡L/m	‡L/M	‡L/m	L/m	5.3.3M

Durham, North Carolina
Unified Development Ordinance
Effective 1/1/06
5-5

Article 5 | Use Regulations
Sec. 5.1 Use Table

KEY: "P" = Permitted "L" = Limited "M" = Major Special Use Permit "m" = Minor Special Use Permit "‡" = Development Plan Required Blank cell = not allowed

		RESIDENTIAL						NONRESIDENTIAL							PLANNED					OVER-LAY	
USE CATEGORY	SPECIFIC USE	RR	RS	RS-M	RU	RU-M	RC	CN	OI	CG	CBD	SRP	IL	I	PDR	UC	CC	IP	MU	DDO*	NOTES:
COMMERCIAL USES																					
Indoor Recreation	All indoor recreation, except as listed below							P		P	P		P				‡	‡	‡	P	
	Adult establishment												L/m	L							5.3.4A
	Firing range, indoor									L			L	L			‡L				5.3.4J
	Nightclub or bar							L/m		L	L		L				‡L		‡L	L	5.3.4O
Outdoor Recreation	All outdoor recreation, except as listed below	L/m						L/m		L			L				‡L		‡		5.3.4P
	Campground, summer camp, RV camp	m																			
	Drive-in theatre									L/m			L/m								5.3.4H
	Firing range, outdoor, archery, skeet	L/M												L/M							5.3.4K
	Golf course, country club, swim club, tennis club	L	L	L	L	L				L					‡L	L		‡L	‡L		5.3.4L
	Marina, boating facility	M																			
	Paintball	L/m								L/m			L/m								5.3.4Q
	Stadium, arena								M		M		M						‡M	M	
Overnight Accommodations	Hotel, motel, and extended stay residences								L	L	P		L			‡	‡L	‡L	‡	P	5.3.4M
	Bed and breakfast	L/m	L/m	L/m	L/m	L/m	L/m	L	L	L	L				‡L/m		‡L		‡L	L	5.3.4D
	Diet house							P	P	P	P						‡		‡	P	
Parking, Commercial	All commercial parking								L	L	L	P	L	P			‡		‡L	L	5.3.4F
Restaurants	All restaurants, except as listed below							P		P	P		P				‡	‡	‡	P	
	Drive-through facilities							L		L			L				‡L	‡L	‡L		5.3.4I

5-6

Effective 1/1/06

Durham, North Carolina
Unified Development Ordinar

Article 5 | Use Regulations
Sec. 5.1 Use Table

		RESIDENTIAL						NONRESIDENTIAL							PLANNED					OVER-LAY	
KEY: "P" = Permitted "L" = Limited "M" = Major Special Use Permit "m" = Minor Special Use Permit "‡" = Development Plan Required Blank cell = not allowed																					
USE CATEGORY	SPECIFIC USE	RR	RS	RS-M	RU	RU-M	RC	CN	OI	CG	CBD	SRP	IL	I	PDR	UC	CC	IP	MU	DDO	NOTES:
Retail Sales and Service	All retail sales and service, except as listed below							P		L	P		P			L	‡		‡	P	5.3.4B
	Antique shop	L						P		P	P		P				‡		‡	P	5.3.4C
	Art, music, dance, photographic studio or gallery							P	P	P	P		P				‡	‡	‡	P	
	Convenience store with gasoline sales							L		L	L		L				‡L		‡L	L	5.3.4F
	Drive-through facilities							L		L			L				‡L		‡L		5.3.4I
	Veterinary clinic, animal hospital, kennel	L						L	L	L	L		L	L			‡L	‡L	‡L	L	5.3.4U
Self-Service Storage	All self-service storage									L			L	L				‡L	‡L		5.3.4R
Vehicle Sales and Service	Car wash									L			L	L			‡L	‡L			5.3.4E
	Manufactured home sales									L			L	L				‡L			5.3.4N
	Vehicle sales, leasing or rental									L			L	L			‡L	‡L		L	5.3.4R
	Vehicle service												L	L				‡L			5.3.4T
	Vehicle service, limited							L/m		L			L	L			‡L	‡L	‡L		5.3.4T
OFFICE																					
Office	All offices, except those listed below							P	P	P	P	P	P				‡	‡	‡	P	
	Conference center, retreat house	L							L	L	L	L					‡L	‡L	‡L	L	5.3.5A
	Drive-through facilities							L	L	L		L	L				‡L	‡L	‡L		5.3.4I

Durham, North Carolina
Unified Development Ordinance
Effective 1/1/06
5-7

Article 5 | Use Regulations
Sec. 5.1 Use Table

KEY: "P" = Permitted "L" = Limited "M" = Major Special Use Permit "m" = Minor Special Use Permit "‡" = Development Plan Required Blank cell = not allowed

		RESIDENTIAL						NONRESIDENTIAL							PLANNED					OVER-LAY	
USE CATEGORY	SPECIFIC USE	RR	RS	RS-M	RU	RU-M	RC	CN	OI	CG	CBD	SRP	IL	I	PDR	UC	CC	IP	MU	DDO*	NOTES:
INDUSTRIAL USES																					
Heavy Industrial	All heavy industrial, except as listed below													P							
	Asphalt plant													L/M							5.3.6A
	Concrete manufacturing plant													L/M							5.3.6B
	Hazardous and low-level nuclear disposal and storage													L/M							5.3.6C
	Wrecking, junk, and salvage yards												L\m	L							5.3.6H
Light Industrial Service	All light industrial service, except as listed below										L		P	P				‡		L	5.3.6D
	Research and development										P	P	P	P				‡		P	
Resource Extraction	All resource extraction													L/M							5.3.6E
Warehouse and Freight Movement	All warehouse and freight movement												P	P				‡			
Waste-Related Service	All waste-related services, except as listed below													M							
	Recycling centers												M	M							
	Transfer stations													L							5.3.6F
Wholesale Trades	All wholesale trade									m			P	P				‡		L	5.3.6G

* With the exception of residential uses, any use within the DDO must be allowed in both the overlay and the underlying district

5-8
Effective 1/1/06
Durham, North Carolina
Unified Development Ordinan-

Article 5 | Use Regulations
Sec. 5.2 Use Categories

B. Research and Development

Characteristics: Firms engaged in the fields of research and development. Few customers, especially the general public, come to the site.

Principal Uses	Accessory Uses	Uses Not included
Research, testing, and development laboratory, pilot plant, prototyping Research-related manufacturing	Accessory medical clinic Ancillary indoor storage Associated office Cafeteria Day care Employee recreational facility Major utilities, such as water towers and electrical substations On-site repair facility Outdoor storage, storage of hazardous and nuclear materials, incinerators, warehousing and employee retail and service facilities Residential unit for security purposes (single unit)	Sale or rental of machinery, equipment, heavy trucks, building materials, special trade tools, welding supplies, machine parts, electrical supplies, janitorial supplies, restaurant equipment, and store fixtures (see Wholesale Trade) Small-scale catering establishments (see Restaurants)

C. Self-Service Storage

Characteristics: Facilities providing separate storage areas for personal or business use designed to allow private access by the tenant for storing or removing personal property.

Principal Uses	Accessory Uses	Uses Not included
Mini-warehouse Multi-story enclosed storage facility Storage garage	Associated office Outside storage of boats and campers On-site recycling facility Residential unit for security purposes (single unit)	Rental of light or medium trucks (see Vehicle Sales and Service) Storage area used as manufacturing use (see Light Industrial Services) Storage area used for sales, service, and repair operations (see Retail Sales and Service) Transfer and storage business where there are no individual storage areas or where employees are the primary movers of the goods to be stored or transferred (see Warehouse and Freight Movement)

5-24

Effective 1/1/06

Durham, North Carolina
Unified Development Ordinance

Article 6 | District Intensity Standards
Sec. 6.10 Nonresidential District Development Intensity

	SRP		IL		I	
Dimensional Standard	**Min.**	**Max.**	**Min.**	**Max.**	**Min.**	**Max.**
Site Area (square feet)	---	---	25,000	---	30,000	---
Lot Width (feet)	400	---	100	---	150	---
Street Yard (feet)	150[6,7]	---	40	---	40	---
Side Yard (feet)	150[1,7]	---	30[2]	---	50[2]	---
Rear Yard (feet)	150[1,7]	---	25[3]	---	40[3]	---
Building Coverage (%)	---	15	---	60[4]	---	65[4]
Height (feet)	---	120[5]	---	50[5]	---	90[5]

[1] Side and rear yard may be reduced to a minimum of 30 feet if adjacent to permanently protected open space that results in a building separation of at least 150 feet or eliminated if adjoining a railroad right-of-way.
[2] Side yard may be reduced by 10 feet if adjacent to a nonresidential district or use.
[3] Rear yard may be reduced by up to 50% if adjacent to a railroad right-of-way.
[4] Building coverage may be further restricted by the impervious surface requirements of Sec. 4.11.4, Nonresidential Land Use Restrictions.
[5] Additional height, up to 145 feet, may be approved through the issuance of a Minor Special Use Permit pursuant to Sec. 3.9, Special Use Permit.
[6] The street yard in the SRP shall be increased by one foot for each acre of land in the site, up to a maximum of 250 feet.
[7] No parking, loading, or storage shall be permitted within the required yard areas.

C. Urban Tier

All nonresidential development in the Urban Tier as designated in the Comprehensive Plan shall comply with the standards in the tables below:

	CN		OI		CG	
Dimensional Standard	**Min.**	**Max.**	**Min.**	**Max.**	**Min.**	**Max.**
Site Area (square feet)	5,000	---	20,000	---	20,000	
Project Floor Area (square feet)	---	20,000	---	---	---	---
Lot Width (feet)	50	---	50	---	100	
Build-To Line From ROW (feet) % of Frontage	 --- 60[1]	 15[1] ---	 --- 60[1]	 15[1] ---	 --- 60[1]	 15[1] ---
Side Yard (feet)	10	---	10	---	15	---
Rear Yard (feet)	25[2]	---	25[2]	---	25[2]	---
Building Coverage (%)	---	60[3]	---	60[3]	---	60[3]
Height (feet)	---	35	---	90[4]	---	50[4]

[1] Build-to line may be modified using the provisions of 6.10.1E, Street Yard Variations.
[2] Rear yard may be reduced by up to 50% if adjacent to a railroad right-of-way.
[3] Building coverage may be further restricted by the impervious surface requirements of Sec. 4.11.4, Nonresidential Land Use Restrictions.
[4] Additional height, up to 145 feet, may be approved through the issuance of a Minor Special Use Permit pursuant to Sec. 3.9, Special Use Permit.

6-20 Effective 1/1/06 Durham, North Carolina
Unified Development Ordinance

Exhibit “G”

Key Personnel

United Therapeutics Phase II Expansion

I.  Key Personnel

All Key personnel named in this section are assigned to the Phase II Expansion Project and shall not be removed from the project without the permission or direction from United Therapeutics.  Should staff need to be replaced for any reasons including; resignation, retirement, termination, promotion, personal reasons of the employee, or at the request of United Therapeutics, DPR shall provide replacement personnel with equal qualifications and experience which are acceptable to United Therapeutics.  DPR will provide this Key staff for the Hourly Rates listed below.

A.           Full Time On-site Personnel

Senior Project Manager:	Peter Holst	$[***]/Hr
Senior Superintendent:	Greg Pope	$[***]/Hr
Area Superintendent:	Richard Frey	$[***]/Hr
Project Engineer:	Henry Poole	$[***]/Hr
Project Engineer:	Carlos Alfaro	$[***]/Hr
Commissioning Project Manager:	Chip Sterritt (Commissioning Phase only)	$[***]/Hr
Field Office Coordinator:	TBD	$[***]/Hr

B.             Part Time Personnel

MEP Coordinator (30%):	Earl Nobles	$[***]/Hr
Scheduler (10%):	Bob Nimorwicz	$[***]/Hr
BIM Manager (10%):	Walter Kim	$[***]/Hr
Project Sponsor/Executive (10%):	Jeffrey Vertucci	$[***]/Hr

C.             Preconstruction Personnel Part Time

Preconstruction Manager:	Jeff Shannon	$[***]/Hr
Estimator:	Gary Concelmo	$[***]/Hr
Mechanical Estimator:	Michael Curreri	$[***]/Hr
Electrical Estimator:	Bob Foster	$[***]/Hr
CSA Estimators (3ea)	TBD	$[***]/Hr

EXHIBIT H

Construction Milestones/Schedule

[This exhibit has been superseded by Exhibit H to Amendment No. 1]

Document A133TM — 2009 Exhibit A

Guaranteed Maximum Price Amendment

for the following PROJECT:
(Name and address or location)

Construction services in connection with the Phase II expansion of the Owner’s Administration/Laboratory/Manufacturing facility located in Research Triangle Park, NC, to include a GMP warehouse and manufacturing area, a day care facility and office space, and converting a portion of the existing facility, as more fully described on Exhibit A attached hereto

THE OWNER:

(Name, legal status and address)

United Therapeutics Corporation

1040 Spring Street

Silver Spring, MD 20910

THE CONSTRUCTION MANAGER:

(Name, legal status and address)

DPR Construction, a General Partnership

2000 Aerial Center, Suite 109

Morrisville, NC 27560

ADDITIONS AND DELETIONS: The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

AIA Document A201 TM-2007, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

ARTICLE A.1

§ A.1.1 Guaranteed Maximum Price

Pursuant to Section 2.2.6 of the Agreement, the Owner and Construction Manager hereby amend the Agreement to establish a Guaranteed Maximum Price. As agreed by the Owner and Construction Manager, the Guaranteed Maximum Price is an amount that the Contract Sum shall not exceed. The Contract Sum consists of the Construction Manager’s Fee plus the Cost of the Work, as that term is defined in Article 6 of this Agreement.

§  A.1.1.1 The Contract Sum is guaranteed by the Construction Manager not to exceed Forty Nine Million Nine Hundred Forty Thousand Forty Three Dollars ($49,940,043), subject to additions and deductions by Change Order as provided in the Contract Documents.

§  A.1.1.2 Itemized Statement of the Guaranteed Maximum Price. The following Exhibits attached hereto replace their counterpart Exhibits in the Agreement:

Exhibit A	Scope of Work
	A-1:	List of Contract Documents
	A-2:	List of Included RFI’ s
	A-3:	Clarifications

Exhibit C	Compensation
	C-1:	Schedule of Values
	C-2:	General Conditions Costs (and list of General Conditions Costs items)
	C-3:	Construction Manager’s Fee and Self-Perform Rates

(Paragraph deleted)

Exhibit H               Construction Milestones/Schedule

Init.

AIA Document A133TM— 2009 Exhibit A. Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIAR Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 09:42:56 on 06/23/2011 under Order No.9958869230_1 which expires on 05/07/2012, and is not for resale.

/
	User Notes:	(1768453719)

1

(Paragraphs deleted)

(Table deleted)

(Paragraphs deleted)

(Table deleted)

(Paragraphs deleted)

(Table deleted)

(Paragraphs deleted)

(Table deleted)

(Paragraphs deleted)

ARTICLE A.2

The anticipated date of Substantial Completion established by this Amendment is as set forth in Exhibit H.

ARTICLE A.3

This GMP Amendment is effective as of June 23, 2011. Except as modified herein, the Agreement remains unmodified and in full force and effect.

/s/ David Zaccardelli	/s/ Jeffrey B. Vertucci
OWNER: UNITED THERAPEUTICS CORPORATION	CONSTRUCTION MANAGER: DPR CONSTRUCTION, A
(Signature)	GENERAL PARTNERSHIP (Signature)

David Zaccardelli, Pharm.D EVP, Pharmaceutical Dev. and Operations	Jeffrey B. Vertucci Regional Manager
(Printed name and title)	(Printed name and title)

(Table deleted)(Paragraphs deleted)

Init.

AIA Document A133TM— 2009 Exhibit A. Copyright © 1991, 2003 and 2009 by The American Institute of Architects. All rights reserved. WARNING: This AIAR Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIAR Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 09:42:56 on 06/23/2011 under Order No.9958869230_1 which expires on 05/07/2012, and is not for resale.

/
	User Notes:	(1768453719)

2

Exhibit A Scope of Work United Therapeutics Phase II Expansion

I.                 General Scope of Services and project location

A.           Construction Manager will provide to the Owner Construction Management/General Contractor (CM/GC) Services on a Negotiated Fee and Guaranteed Maximum Price basis for the construction of a plant expansion and related construction. Services are to be provided with respect to all phases of pre-construction, bidding, demolition, utility installation, site development and excavation, and construction of the project as provided in the Contract Documents, including this Exhibit A.

B.             The project site is located at the north end of the Owner’s existing facility at 55 TW Alexander Drive RTP, NC 27709.

II.             Project Description

The project scope consists of the construction of an approximately 185,110 gross square foot facility including GMP warehouse space, eight (8) GMP packaging suites, office space, elevated lap pool, an on-site day care facility, utility support areas, a parking deck with approximately 388 spaces, and all related site work all as further defined by the 100% Documents, Dated March 25, 2011, Issued for Construction (IFC) documents and the March 8, 2011, 90% Parking Deck documents as prepared by CRB Engineers the Architect of Record. These Documents include drawings, specifications (Exhibit A.1) and selected RFI responses (Exhibit A.2) that are identified in the attached documents.

1

Exhibit A.1 List of Contract Documents United Therapeutics Phase II Expansion

			DOCUMENT	REVISION	REVISION	PREPARED
FACILITY	NUMBER	DOCUMENT TITLE	TYPE	DATE	NUMBER	BY
		CIVIL
BUILDING	C0	CIVIL ABBREVIATIONS INDEX GENERAL NOTES	DWG	03-11-11	3	CRB
BUILDING	C1	CIVIL EXISTING SITE AND DEMO PLAN	DWG	03-11-11	2	CRB
BUILDING	C2	CIVIL OVERALL SITE PLAN	DWG	03-11-11	3	CRB
BUILDING	C3	CIVIL ENLARGED SITE PLAN	DWG	03-11-11	3	CRB
BUILDING	C4	CIVIL GRADING, STORMWATER, AND EROSION CONTROL PLAN	DWG	03-11-11	3	CRB
BUILDING	C5	CIVIL UTILITY PLAN	DWG	03-11-11	3	CRB
BUILDING	C6	CIVIL SANITARY SEWER PROFILES	DWG	03-11-11	2	CRB
BUILDING	C7	CIVIL DETAILS	DWG	03-11-11	2	CRB
BUILDING	C8	CIVIL DETAILS	DWG	03-11-11	2	CRB
BUILDING	C9	CIVIL DETAILS	DWG	03-11-11	2	CRB
BUILDING	C10	CIVIL DETAILS	DWG	03-11-11	2	CRB
BUILDING	C11	CIVIL DRAINAGE AREA PLAN	DWG	03-11-11	2	CRB
		STRUCTURAL
BUILDING	S0-02	STRUCTURAL GENERAL NOTES AND DESIGN CRITERIA	DWG	03-25-11	0	CRB
BUILDING	S0-03	STRUCTURAL STATEMENT OF SPECIAL INSPECTIONS	DWG	03-25-11	0	CRB
BUILDING	S1-103	STRUCTURAL PARTIAL FOUNDATION AND SLAB PLAN	DWG	03-25-11	0	CRB
BUILDING	S1-104	STRUCTURAL PARTIAL FOUNDATION AND SLAB PLAN	DWG	03-25-11	0	CRB
BUILDING	S1-114	STRUCTURAL PARTIAL FOUNDATION AND SLAB PLAN	DWG	03-25-11	0	CRB
BUILDING	S1-124	STRUCTURAL PARTIAL FOUNDATION AND SLAB PLAN	DWG	03-25-11	0	CRB

			DOCUMENT	REVISION	REVISION	PREPARED
FACILITY	NUMBER	DOCUMENT TITLE	TYPE	DATE	NUMBER	BY
BUILDING	S1-133	STRUCTURAL PIPE BRIDGE AND EQUIPMENT FOUNDATION PLAN	DWG	03-25-11	0	CRB
BUILDING	S1-203	STRUCTURAL PARTIAL SECOND FLOOR FRAMING PLAN	DWG	03-25-11	0	CRB
BUILDING	S1-204	STRUCTURAL PARTIAL SECOND FLOOR FRAMING PLAN	DWG	03-25-11	0	CRB
BUILDING	S1-213	STRUCTURAL PARTIAL SECOND FLOOR FRAMING PLAN	DWG	03-25-11	0	CRB
BUILDING	S1-214	STRUCTURAL PARTIAL SECOND FLOOR FRAMING PLAN	DWG	03-25-11	0	CRB
BUILDING	S1-224	STRUCTURAL PARTIAL SECOND FLOOR FRAMING PLAN	DWG	03-25-11	0	CRB
BUILDING	S1-233	STRUCTURAL PIPE BRIDGE FRAMING PLAN	DWG	03-25-11	0	CRB
BUILDING	S1-303	STRUCTURAL PARTIAL MEZZANINE AND LOW ROOF FRAMING PLAN	DWG	03-25-11	0	CRB
BUILDING	S1-304	STRUCTURAL PARTIAL MEZZANINE AND LOW ROOF FRAMING PLAN	DWG	03-25-11	0	CRB
BUILDING	S1-314	STRUCTURAL PARTIAL MEZZANINE AND LOW ROOF FRAMING PLAN	DWG	03-25-11	0	CRB
BUILDING	S1-324	STRUCTURAL PARTIAL MEZZANINE AND LOW ROOF FRAMING PLAN	DWG	03-25-11	0	CRB
BUILDING	S1-404	STRUCTURAL PARTIAL ROOF FRAMING PLAN AT EL 53’-6 ½”	DWG	03-25-11	0	CRB
BUILDING	S1-414	STRUCTURAL PARTIAL ROOF FRAMING PLAN AT EL 53’-6 ½”	DWG	03-25-11	0	CRB
BUILDING	S1-424	STRUCTURAL PARTIAL ROOF FRAMING PLAN AT 53’-6 ½”	DWG	03-25-11	0	CRB
BUILDING	S2-03	STRUCTURAL ELEVATIONS	DWG	03-25-11	0	CRB
BUILDING	S2-04	STRUCTURAL ELEVATIONS	DWG	03-25-11	0	CRB
BUILDING	S2-05	STRUCTURAL ELEVATIONS	DWG	03-25-11	0	CRB
BUILDING	S4-10	STRUCTURAL PARTIAL ROOF FRAMING PLAN AT EL 48’-0”	DWG	03-25-11	0	CRB
BUILDING	S4-11	STRUCTURAL PARTIAL ROOF FRAMING PLAN AT EL 48’-0”	DWG	03-25-11	0	CRB
BUILDING	S4-12	STRUCTURAL POOL MAT FRAMING AND SLAB PLAN	DWG	03-25-11	0	CRB
BUILDING	S4-13	STRUCTURAL MISCELLANEOUS PLANS	DWG	03-25-11	0	CRB

			DOCUMENT	REVISION	REVISION	PREPARED
FACILITY	NUMBER	DOCUMENT TITLE	TYPE	DATE	NUMBER	BY
BUILDING	S4-14	STRUCTURAL PARTIAL MEZZANINE SLAB PLAN	DWG	03-25-11	0	CRB
BUILDING	S4-15	STRUCTURAL PIPING SUPPORT FRAMING PLANS	DWG	03-25-11	0	CRB
BUILDING	S5-25	STRUCTURAL TYPICAL CONCRETE SECTIONS AND DETAILS	DWG	03-25-11	0	CRB
BUILDING	S5-26	STRUCTURAL TYPICAL CONCRETE SECTIONS AND DETAILS	DWG	03-25-11	0	CRB
BUILDING	S5-27	STRUCTURAL TYPICAL STEEL SECTIONS AND DETAILS	DWG	03-25-11	0	CRB
BUILDING	S5-28	STRUCTURAL COLUMN SCHEDULE	DWG	03-25-11	0	CRB
BUILDING	S5-29	STRUCTURAL TYPICAL STEEL SECTIONS AND DETAILS	DWG	03-25-11	0	CRB
BUILDING	S5-30	STRUCTURAL CONCRETE SECTIONS AND DETAILS	DWG	03-25-11	0	CRB
BUILDING	S5-31	CONCRETE SECTIONS AND DETAILS	DWG	03-25-11	A	CRB
BUILDING	S5-33	STRUCTURAL STEEL SECTIONS AND DETAILS	DWG	03-25-11	0	CRB
BUILDING	S5-34	STRUCTURAL STEEL SECTIONS AND DETAILS	DWG	03-25-11	0	CRB
BUILDING	S5-35	STRUCTURAL STEEL SECTIONS AND DETAILS	DWG	03-25-11	0	CRB
BUILDING	S5-36	STRUCTURAL STEEL SECTIONS AND DETAILS	DWG	03-25-11	0	CRB
BUILDING	S5-37	STRUCTURAL STEEL SECTIONS AND DETAILS	DWG	03-25-11	0	CRB
BUILDING	S5-38	STRUCTURAL STEEL SECTIONS AND DETAILS	DWG	03-25-11	0	CRB
BUILDING	S5-39	STRUCTURAL STEEL SECTIONS AND DETAILS	DWG	03-25-11	0	CRB
BUILDING	S5-40	STRUCTURAL STEEL SECTIONS AND DETAILS	DWG	03-25-11	0	CRB
BUILDING	S5-41	STRUCTURAL STEEL SECTONS AND DETAILS	DWG	03-25-11	0	CRB
		ARCHITECTURAL
BUILDING	A0-01	ABBREVIATIONS & GENERAL NOTES SHEET	DWG	03-25-11	0	CRB
BUILDING	A0-02	ARCHITECTURAL BUILDING CODE SUMMARY	DWG	03-25-11	0	CRB

			DOCUMENT	REVISION	REVISION	PREPARED
FACILITY	NUMBER	DOCUMENT TITLE	TYPE	DATE	NUMBER	BY
BUILDING	LS1-03	ARCHITECTURAL OVERALL FIRST FLOOR LIFE SAFETY PLAN	DWG	03-25-11	0	CRB
BUILDING	LS1-04	OVERALL SECOND FLOOR LIFE SAFETY PLAN	DWG	03-25-11	0	CRB
BUILDING	LS1-05	OVERALL MEZZANINE FLOOR LIFE SAFETY PLAN	DWG	03-25-11	0	CRB
BUILDING	G0-06	ARCHITECTURAL FLOW DIAGRAMS FIRST FLOOR	DWG	03-08-11	B	CRB
BUILDING	G0-09	ARCHITECTURAL UL DETAILS	DWG	03-25-11	0	CRB
BUILDING	A1-05 -D	OVERALL FIRST FLOOR DEMO PLAN	DWG	03-08-11	C	CRB
BUILDING	A1-06 -D	OVERALL SECOND FLOOR DEMO PLAN	DWG	03-08-11	C	CRB
BUILDING	A1-05	OVERALL FIRST FLOOR PLAN	DWG	03-25-11	1	CRB
BUILDING	A1-06	OVERALL SECOND FLOOR PLAN	DWG	03-25-11	1	CRB
BUILDING	A1-07	OVERALL MEZZANINE FLOOR PLAN	DWG	03-25-11	1	CRB
BUILDING	A1-08	ARCHITECTURALOVERALL ROOF PLAN	DWG	03-25-11	1	CRB
BUILDING	A1-103	ARCHITECTURAL PARTIAL FIRST FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	A1-103.1	ARCHITECTURAL PARTIAL FIRST FLOOR DESIGNATION PLAN	DWG	03-25-11	0	CRB
BUILDING	A1-103.4	ARCHITECTURAL ENLARGED DAYCARE PLAN FIRST FLOOR	DWG	03-25-11	0	CRB
BUILDING	A1-104	ARCHITECTURAL PARTIAL FIRST FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	A1-104.1	ARCHITECTURAL PARTIAL FIRST FLOOR DESIGNATION PLAN	DWG	03-25-11	0	CRB
BUILDING	A1-114	ARCHITECTURAL PARTIAL FIRST FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	A1-114.1	ARCHITECTURAL PARTIAL FIRST FLOOR DESIGNATION PLAN	DWG	03-25-11	0	CRB
BUILDING	A1-124	ARCHITECTURAL PARTIAL FIRST FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	A1-124.1	ARCHITECTURAL PARTIAL FIRST FLOOR DESIGNATION PLAN	DWG	03-25-11	0	CRB
BUILDING	A1-203	ARCHITECTURAL PARTIAL SECOND	DWG	03-25-11	0	CRB

			DOCUMENT	REVISION	REVISION	PREPARED
FACILITY	NUMBER	DOCUMENT TITLE	TYPE	DATE	NUMBER	BY
		FLOOR PLAN
BUILDING	A1-203.1	ARCHITECTURAL PARTIAL SECOND FLOOR DESIGNATION PLAN	DWG	03-25-11	0	CRB
BUILDING	A1-204	ARCHITECTURAL PARTIAL SECOND FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	A1-204.1	ARCHITECTURAL PARTIAL SECOND DESIGNATION PLAN	DWG	03-25-11	0	CRB
BUILDING	A1-214	ARCHITECTURAL PARTIAL SECOND FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	A1-214.1	ARCHITECTURAL PARTIAL SECOND FLOOR DESIGNATION PLAN	DWG	03-25-11	0	CRB
BUILDING	A1-224	ARCHITECTURAL PARTIAL SECOND FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	A1-224.1	ARCHITECTURAL PARTIAL SECOND FLOOR DESIGNATION PLAN	DWG	03-25-11	0	CRB
BUILDING	A1-303	ARCHITECTURAL PARTIAL MEZZANINE FLOOR & POOL DECK PLAN	DWG	03-25-11	0	CRB
BUILDING	A1-303.1	ARCHITECTURAL PARTIAL MEZZANINE FLOOR & POOL DECK DESIGNATION PLAN	DWG	03-25-11	0	CRB
BUILDING	A1-304	ARCHITECTURAL PARTIAL MEZZANINE FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	A1-304.1	ARCHITECTURAL PARTIAL MEZZANINE FLOOR DESIGNATION PLAN	DWG	03-25-11	0	CRB
BUILDING	A1-314	ARCHITECTURAL PARTIAL MEZZANINE FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	A1-314.1	ARCHITECTURAL PARTIAL MEZZANINE FLOOR DESIGNATION PLAN	DWG	03-25-11	0	CRB
BUILDING	A1-324	ARCHITECTURAL PARTIAL MEZZANINE FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	A1-324.1	ARCHITECTURAL PARTIAL MEZZANINE FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	A1-404	ARCHITECTURAL PARTIAL CLERESTORY PLAN	DWG	03-25-11	0	CRB
BUILDING	A2-03	ARCHITECTURAL ELEVATIONS	DWG	03-25-11	1	CRB
BUILDING	A2-04	ARCHITECTURAL PARTIAL BUILDING ELEVATIONS	DWG	03-25-11	0	CRB

			DOCUMENT	REVISION	REVISION	PREPARED
FACILITY	NUMBER	DOCUMENT TITLE	TYPE	DATE	NUMBER	BY
BUILDING	A3-10	ARCHITECTURAL BUILDING SECTIONS	DWG	03-08-11	B	CRB
BUILDING	A3-114	ARCHITECTURAL PARTIAL BUILDING SECTIONS	DWG	03-25-11	0	CRB
BUILDING	A3-115	ARCHITECTURAL PARTIAL BUILDING SECTIONS	DWG	03-25-11	0	CRB
BUILDING	A3-116	ARCHITECTURAL PARTIAL BUILDING SECTION	DWG	03-25-11	0	CRB
BUILDING	A3-117.1	ARCHITECTURAL SECTIONS DETAILS	DWG	03-08-11	A	CRB
BUILDING	A3-119	ARCHITECTURAL PARTITION AND FRAMING DETAILS	DWG	03-08-11	A	CRB
BUILDING	A3-119.1	ARCHITECTURAL PARTITION TYPES	DWG	03-08-11	A	CRB
BUILDING	A3-119.2	ARCHITECTURAL PARTITION TYPES	DWG	03-08-11	A	CRB
BUILDING	A3-119.3	ARCHITECTURAL PARTITION TYPES	DWG	03-08-11	A	CRB
BUILDING	A4-06	ARCHITECTURAL ENLARGED STAIR PLANS / SECTIONS / DETAILS	DWG	03-25-11	0	CRB
BUILDING	A4-06.1	ARCHITECTURAL ENLARGED STAIR PLANS / SECTIONS / DETAILS	DWG	03-25-11	0	CRB
BUILDING	A4-06.2	ARCHITECTURAL ENLARGED STAIR PLANS / SECTIONS / DETAILS	DWG	03-25-11	0	CRB
BUILDING	A4-06.3	ARCHITECTURAL ENLARGED STAIR PLANS / SECTIONS / DETAILS	DWG	03-25-11	0	CRB
BUILDING	A4-06.4	ARCHITECTURAL ENLARGED STAIR PLANS / SECTIONS / DETAILS	DWG	03-25-11	0	CRB
BUILDING	A4-07	ARCHITECTURAL ENLARGED ELEVATOR PLANS / SECTIONS / DETAILS	DWG	03-25-11	0	CRB
BUILDING	A4.08	ARCHITECTURAL ENLARGED RESTROOM PLANS FIRST FLOOR	DWG	03-25-11	0	CRB
BUILDING	A4.08-1	ARCHITECTURAL RESTROOM ELEVATIONS FIRST FLOOR	DWG	03-25-11	0	CRB
BUILDING	A4-08.2	ARCHITECTURAL ENLARGED RESTROOM PLANS RESTROOM ELEVATIONS SECOND FLOOR	DWG	03-25-11	0	CRB
BUILDING	A4-08.3	ARCHITECTURAL ENLARGED RESTROOM PLANS MEZZANINE FLOOR	DWG	03-25-11	0	CRB

			DOCUMENT	REVISION	REVISION	PREPARED
FACILITY	NUMBER	DOCUMENT TITLE	TYPE	DATE	NUMBER	BY
BUILDING	A4-08.4	ARCHITECTURAL RESTROOM ELEVATIONS MEZZANINE FLOOR	DWG	03-25-11	0	CRB
BUILDING	A4-14	ARCHITECTURAL PARTIAL SOFFIT PLAN	DWG	03-25-11	0	CRB
BUILDING	A4-18	ARCHITECTURAL ENLARGED EMPLOYEE ENTRANCE CANOPY PLAN ELEVATION, SECTION AND DETAILS	DWG	03-25-11	0	CRB
BUILDING	A4-19	ARCHITECTURAL ENLARGED DAYCARE ENTRANCE CANOPY PLAN, ELEVATION SECTION & DETAILS	DWG	03-25-11	0	CRB
BUILDING	A5-01.6	ARCHITECTURAL PLAN DETAILS	DWG	03-25-11	0	CRB
BUILDING	A5-01.7	ARCHITECTURAL PLAN DETAILS	DWG	03-25-11	0	CRB
BUILDING	A5-01.8	ARCHITECTURAL PLAN DETAILS	DWG	03-25-11	0	CRB
BUILDING	A5-01.9	ARCHITECTURAL PLAN DETAILS	DWG	03-25-11	0	CRB
BUILDING	A5-01.10	ARCHITECTURAL PLAN DETAILS	DWG	03-25-11	0	CRB
BUILDING	A5-01.11	ARCHITECTURAL PLAN DETAILS	DWG	03-25-11	0	CRB
BUILDING	A5-01-12	ARCHITECTURAL PLAN DETAILS	DWG	03-25-11	0	CRB
BUILDING	A5.02	ARCHITECTURAL INTERIOR STOREFRONT ELEVATIONS FIRST FLOOR	DWG	03-25-11	0	CRB
BUILDING	A5.02-1	ARCHITECTURAL INTERIOR STOREFRONT ELEVATIONS SECOND AND MEZZANINE FLOORS	DWG	03-25-11	0	CRB
BUILDING	A5.02-2	ARCHITECTURAL INTERIOR STOREFRONT DETAILS	DWG	03-25-11	0	CRB
BUILDING	A5-02.4	ARCHITECTURAL FLOOR DETAILS	DWG	03-25-11	0	CRB
BUILDING	A5-03.2	SWIMMING POOL PLAN SECTIONS	DWG	03-25-11	0	CRB
BUILDING	A5-03.3	SWIMMING POOL PLAN SECTIONS	DWG	03-25-11	0	CRB
BUILDING	A5-03.4	SWIMMING POOL CUT SHEETS	DWG	03-25-11	0	CRB
BUILDING	A5-03.5	SWIMMING POOL CUT SHEETS	DWG	03-25-11	0	CRB
BUILDING	A5-06.1	ARCHITECTURAL ROOF DETAILS	DWG	03-25-11	0	CRB

			DOCUMENT	REVISION	REVISION	PREPARED
FACILITY	NUMBER	DOCUMENT TITLE	TYPE	DATE	NUMBER	BY
BUILDING	A6-04	ARCHITECTURAL FINISH SCHEDULE	DWG	03-25-11	0	CRB
BUILDING	A6-05	ARCHITECTURAL DOOR SCHEDULE	DWG	03-25-11	0	CRB
BUILDING	A6-05.5	ARCHITECTURAL DOOR HEAD AND JAMB DETAILS	DWG	03-25-11	0	CRB
BUILDING	A6-05.6	ARCHITECTURAL DOOR HEAD AND JAMB DETAILS	DWG	03-25-11	0	CRB
BUILDING	A6-05.7	ARCHITECTURAL DOOR ELEVATIONS	DWG	03-25-11	0	CRB
BUILDING	A12-04	ARCHITECTURAL CASEWORK AND INTERIOR ELEVATIONS FIRST FLOOR	DWG	03-25-11	0	CRB
BUILDING	A12-04.1	ARCHITECTURAL CASEWORK AND INTERIOR ELEVATIONS FIRST FLOOR	DWG	03-25-11	0	CRB
BUILDING	A12-04.2	ARCHITECTURAL CASEWORK AND INTERIOR ELEVATIONS FIRST FLOOR	DWG	03-25-11	0	CRB
BUILDING	A12-04.3	ARCHITECTURAL CASEWORK AND INTERIOR ELEVATIONS SECOND AND MEZZANINE FLOORS	DWG	03-25-11	0	CRB
BUILDING	A12-04.4	ARCHITECTURAL CASEWORK DETAILS	DWG	03-25-11	0	CRB
BUILDING	A12-04.5	ARCHITECTURAL CASEWORK DETAILS	DWG	03-25-11	0	CRB
BUILDING	A12-04.6	ARCHITECTURAL CASEWORK DETAILS	DWG	03-25-11	0	CRB
BUILDING	Al1-03	ARCHITECTURAL OVERALL FIRST FLOOR PATTERN PLAN	DWG	03-25-11	0	CRB
BUILDING	Al1-04	ARCHITECTURAL OVERALL SECOND FLOOR PATTERN PLAN	DWG	03-25-11	0	CRB
BUILDING	Al1-05	ARCHITECTURAL MEZZANINE & POOL DECK FLOOR PATTERN PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-05	OVERALL FIRST FLOOR REFLECTED CEILING PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-06	OVERALL SECOND FLOOR REFLECTED CEILING PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-07	OVERALL MEZZANINE FLOOR REFLECTED CEILING PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-103	ARCHITECTURAL PARTIAL FIRST FLOOR REFLECTED CEILING PLAN	DWG	03-25-11	0	CRB

			DOCUMENT	REVISION	REVISION	PREPARED
FACILITY	NUMBER	DOCUMENT TITLE	TYPE	DATE	NUMBER	BY
BUILDING	AR1-103.1	ARCHITECTURAL PARTIAL FIRST FLOOR REFLECTED CEILING DESIGNATION PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-104	ARCHITECTURAL PARTIAL FIRST FLOOR REFLECTED CEILING PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-104.1	ARCHITECTURAL PARTIAL FIRST FLOOR REFLECTED CEILING DESIGNATION PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-114	ARCHITECTURAL PARTIAL FIRST FLOOR REFLECTED CEILING PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-114.1	ARCHITECTURAL PARTIAL FIRST FLOOR REFLECTED CEILING DESIGNATION PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-124	ARCHITECTURAL PARTIAL FIRST FLOOR REFLECTED CEILING PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-124.1	ARCHITECTURAL PARTIAL FIRST FLOOR REFLECTED CEILING DESIGNATION PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-203	ARCHITECTURAL PARTIAL SECOND FLOOR REFLECTED CEILING PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-203.1	ARCHITECTURAL PARTIAL SECOND FLOOR REFLECTED CEILING DESIGNATION PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-204	ARCHITECTURAL PARTIAL SECOND FLOOR REFLECTED CEILING PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-204.1	ARCHITECTURAL PARTIAL SECOND FLOOR REFLECTED CEILING DESIGNATION PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-214	ARCHITECTURAL PARTIAL SECOND FLOOR REFLECTED CEILING PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-214.1	ARCHITECTURAL PARTIAL SECOND FLOOR REFLECTED CEILING DESIGNATION PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-224	ARCHITECTURAL PARTIAL SECOND FLOOR REFLECTED CEILING PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-224.1	ARCHITECTURAL PARTIAL SECOND FLOOR REFLECTED CEILING DESIGNATION PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-303	ARCHITECTURAL PARTIAL MEZZANINE & POOL DECK REFLECTED CEILING PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-303.1	ARCHITECTURAL PARTIAL MEZZANINE & POOL DECK	DWG	03-25-11	0	CRB

			DOCUMENT	REVISION	REVISION	PREPARED
FACILITY	NUMBER	DOCUMENT TITLE	TYPE	DATE	NUMBER	BY
		REFLECTED CEILING DESIGNATION PLAN
BUILDING	AR1-304	ARCHITECTURAL PARTIAL MEZZANINE REFLECTED CEILING PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-304.1	ARCHITECTURAL PARTIAL MEZZANINE REFLECTED CEILING DESIGNATION PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-314	ARCHITECTURAL PARTIAL MEZZANINE REFLECTED CEILING PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-314.1	ARCHITECTURAL PARTIAL MEZZANINE FLOOR REFLECTED CEILING DESIGNATION PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-324	ARCHITECTURAL PARTIAL MEZZANINE REFLECTED CEILING PLAN	DWG	03-25-11	0	CRB
BUILDING	AR1-324.1	ARCHITECTURAL PARTIAL MEZZANINE REFLECTED CEILING DESIGNATION PLAN	DWG	03-25-11	0	CRB
		PLAYGROUND
BUILDING	PG1-03	PLAYGROUND LAYOUT AND MATERIALS PLAN	DWG	03-25-11	0	CRB
BUILDING	PG1-04	PLAYGROUND PLANTING AND SURFACING PLAN	DWG	03-25-11	0	CRB
BUILDING	PG2-01	PLAYGROUND DETAILS	DWG	03-25-11	0	CRB
BUILDING	PG2-02	PLAYGROUND DETAILS	DWG	03-25-11	0	CRB
		LANDSCAPE
BUILDING	L-003	LANDSCAPE PLAN / DETAILS	DWG	03–25-11	REV	CRB
		GENERAL ARRANGEMENT
BUILDING	G1-01	GENERAL ARRANGEMENT FIRST FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	G1-02	GENERAL ARRANGEMENT SECOND FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	G1-03	GENERAL ARRANGEMENT MEZZANINE FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	G1-04	GENERAL ARRANGEMENT ROOF PLAN	DWG	03-25-11	0	CRB

			DOCUMENT	REVISION	REVISION	PREPARED
FACILITY	NUMBER	DOCUMENT TITLE	TYPE	DATE	NUMBER	BY
BUILDING	G1-103	GENERAL ARRANGEMENT FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	G1-104	GENERAL ARRANGEMENT FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	G1-114	GENERAL ARRANGEMENT FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	G1-123	GENERAL ARRANGEMENT FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	G1-124	GENERAL ARRANGEMENTS FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	G1-133	GENERAL ARRANGEMENTS FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	G1-204	GENERAL ARRANGEMENT SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	G1-214	GENERAL ARRANGEMENT SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	G1-224	GENERAL ARRANGEMENTS SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	G1-303	GENERAL ARRANGEMENT POOL TERRACE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	G1-304	GENERAL ARRANGEMENT MEZZANINE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	G1-314	GENERAL ARRANGEMENT MECHANICAL PENTHOUSE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	G1-324	GENERAL ARRANGEMENT MECHANICAL PENTHOUSE PARTIAL PLAN	DWG	03-25-11	0	CRB
		MECHANICAL
BUILDING	M1-113.1-D	MECHANICAL HVAC FIRST FLOOR PARTIAL PLAN DEMOLITION	DWG	03-25-11	0	CRB
BUILDING	M1-113.2-D	MECHANICAL HVAC FIRST FLOOR PARTIAL PLAN DEMOLITION	DWG	03-25-11	0	CRB
BUILDING	M1-113.3-D	MECHANICAL HVAC FIRST FLOOR PARTIAL PLAN DEMOLITION	DWG	03-25-11	0	CRB
BUILDING	M8-041-D	MECHANICAL HVAC AHU-004 P&ID	DWG	03-25-11	0	CRB
BUILDING	M8-161-D	MECHANICAL HVAC AHU-016 P&ID	DWG	03-25-11	0	CRB
BUILDING	M8-162-D	MECHANICAL HVAC AHU-016 P&ID	DWG	03-25-11	0	CRB

			DOCUMENT	REVISION	REVISION	PREPARED
FACILITY	NUMBER	DOCUMENT TITLE	TYPE	DATE	NUMBER	BY
BUILDING	M0-001	MECHANICAL SYMBOLS AND ABBREVIATIONS	DWG	03-25-11	0	CRB
BUILDING	M0-002	MECHANICAL SYMBOLS AND ABBREVIATIONS	DWG	03-25-11	0	CRB
BUILDING	M0-003	MECHANICAL SYMBOLS AND ABBREVIATIONS	DWG	03-25-11	0	CRB
BUILDING	M4-099	MECHANICAL HVAC DESIGN CRITERIA	DWG	03-25-11	0	CRB
BUILDING	M4-101	MECHANICAL HVAC AHU ZONE PLAN FIRST FLOOR	DWG	03-25-11	0	CRB
BUILDING	M4-201	MECHANICAL HVAC AHU ZONE PLAN SECOND FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	M4-301	MECHANICAL HVAC AHU ZONE PLAN MEZZANINE FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	M7-114	MECHANICAL HVAC PARTIAL PRESSURIZATION PLAN FIRST FLOOR	DWG	03-25-11	0	CRB
BUILDING	M7-124	MECHANICAL HVAC PARTIAL PRESSURIZATION PLAN FIRST FLOOR	DWG	03-25-11	0	CRB
BUILDING	M8-170	MECHANICAL AHU-017 SEQUENCE OF OPERATIONS	DWG	03-25-11	0	CRB
BUILDING	M8-171	MECHANICAL HVAC AHU-017 P&ID	DWG	03-25-11	0	CRB
BUILDING	M8-172	MECHANICAL HVAC AHU-017 AND AHU-018 FIRST FLOOR P&ID DISTRIBUTION	DWG	03-25-11	0	CRB
BUILDING	M8-180	MECHANICAL AHU-018 SEQUENCE OF OPERATIONS	DWG	03-25-11	0	CRB
BUILDING	M8-181	MECHANICAL HVAC AHU-018 P&ID	DWG	03-25-11	0	CRB
BUILDING	M8-190	MECHANICAL AHU-019 SEQUENCE OF OPERATIONS	DWG	03-25-11	0	CRB
BUILDING	M8-191	MECHANICAL HVAC AHU-019 P&ID	DWG	03-25-11	0	CRB
BUILDING	M8-192	MECHANICAL HVAC AHU-019 FIRST FLOOR PARTIAL P&ID DISTRIBUTION	DWG	03-25-11	0	CRB
BUILDING	M8-200	MECHANICAL AHU-020 SEQUENCE OF OPERATIONS	DWG	03-25-11	0	CRB

			DOCUMENT	REVISION	REVISION	PREPARED
FACILITY	NUMBER	DOCUMENT TITLE	TYPE	DATE	NUMBER	BY
BUILDING	M8-201	MECHANICAL P&ID AHU-020 P&ID	DWG	03-25-11	0	CRB
BUILDING	M8-202	MECHANICAL HVAC AHU020 FIRST FLOOR P&ID DISTRIBUTION	DWG	03-25-11	0	CRB
BUILDING	M8-210	MECHANICAL AHU-021 SEQUENCE OF OPERATIONS	DWG	03-25-11	0	CRB
BUILDING	M8-211	MECHANICAL HVAC AHU-021 P&ID	DWG	03-25-11	0	CRB
BUILDING	M8-212	MECHANICAL HVAC AHU021 FIRST FLOOR P&ID DISTRIBUTION	DWG	03-25-11	0	CRB
BUILDING	M8-220	MECHANICAL AHU-022 SEQUENCE OF OPERATIONS	DWG	03-25-11	0	CRB
BUILDING	M8-221	MECHANICAL HVAC AHU-022 P&ID	DWG	03-25-11	0	CRB
BUILDING	M8-222	MECHANICAL HVAC AHU022 FIRST FLOOR P&ID DISTRIBUTION	DWG	03-25-11	0	CRB
BUILDING	M8-230	MECHANICAL AHU-023 SEQUENCE OF OPERATIONS	DWG	03-25-11	0	CRB
BUILDING	M8-231	MECHANICAL HVAC AHU-023 P&ID	DWG	03-25-11	0	CRB
BUILDING	M8-232	MECHANICAL HVAC AHU-023 FIRST FLOOR P&ID DISTRIBUTION	DWG	03-25-11	0	CRB
BUILDING	M8-240	MECHANICAL AHU-024 SEQUENCE OF OPERATIONS	DWG	03-25-11	0	CRB
BUILDING	M8-241	MECHANICAL HVAC AHU-024 P&ID	DWG	03-25-11	0	CRB
BUILDING	M8-242	MECHANICAL HVAC AHU-024 FIRST FLOOR P&ID DISTRIBUTIONS	DWG	03-25-11	0	CRB
BUILDING	M8-250	MECHANICAL AHU-025 SEQUENCE	DWG	03-25-11	0	CRB
		OF OPERATIONS
BUILDING	M8-251	MECHANICAL HVAC AHU-025 P&ID	DWG	03-25-11	0	CRB
BUILDING	M8-252	MECHANICAL HVAC — AHU-025 FIRST FLOOR P&ID DISTRIBUTION	DWG	03-25-11	0	CRB
BUILDING	M8-253	MECHANICAL HVAC — AHU-025 SECOND FLOOR P&ID DISTRIBUTION	DWG	03-25-11	0	CRB
BUILDING	M8-254	MECHANICAL HVAC — AHU-025 MEZZANINE FLOOR P&ID DISTRIBUTION	DWG	03-25-11	0	CRB
BUILDING	M8-260	MECHANICAL AHU-026 SEQUENCE OF OPERATIONS	DWG	03-25-11	0	CRB
BUILDING	M8-261	MECHANICAL HVAC AHU026 P&ID	DWG	03-25-11	0	CRB

			DOCUMENT	REVISION	REVISION	PREPARED
FACILITY	NUMBER	DOCUMENT TITLE	TYPE	DATE	NUMBER	BY
BUILDING	M8-262	MECHANICAL HVAC AHU-026 FIRST FLOOR P&ID DISTRIBUTIONS	DWG	03-25-11	0	CRB
BUILDING	M8-263	MECHANICAL HVAC — AHU-026 SECOND FLOOR P&ID DISTRIBUTION	DWG	03-25-11	0	CRB
BUILDING	M8-264	MECHANICAL HVAC — AHU-026 MEZZANINE FLOOR P&ID DISTRIBUTION	DWG	03-25-11	0	CRB
BUILDING	M8-270	MECHANICAL AHU-027 SEQUENCE OF OPERATONS	DWG	03-25-11	0	CRB
BUILDING	M8-271	MECHANICAL HVAC AHU-027 P&ID	DWG	03-25-11	0	CRB
BUILDING	M8-272	MECHANICAL HVAC AHU-027 FIRST FLOOR P&ID DISTRIBUTION	DWG	03-25-11	0	CRB
BUILDING	M8-300	MECHANICAL FCU-006 SEQUENCE OF OPERATIONS	DWG	03-25-11	0	CRB
BUILDING	M8-301	MECHANICAL HVAC FCU-006 P&ID	DWG	03-25-11	0	CRB
BUILDING	M8-310	MECHANICAL FCU-007 SEQUENCE OF OPERATIONS	DWG	03-25-11	0	CRB
BUILDING	M8-311	MECHANICAL HVAC FCU-007 P&ID	DWG	03-25-11	0	CRB
BUILDING	M8-320	MECHANICAL FCU-008 SEQUENCE OF OPERATIONS	DWG	03-25-11	0	CRB
BUILDING	M8-321	MECHANICAL HVAC FCU-008 P&ID	DWG	03-25-11	0	CRB
BUILDING	M8-330	MECHANICAL FCU-009 SEQUENCE OF OPERATIONS	DWG	03-25-11	0	CRB
BUILDING	M8-331	MECHANICAL HVAC FCU-009 P&ID	DWG	03-25-11	0	CRB
BUILDING	M8-340	MECHANICAL FCU-010 SEQUENCE OF OPERATIONS	DWG	03-25-11	0	CRB
BUILDING	M8-341	MECHANICAL HVAC FCU-010 P&ID	DWG	03-25-11	0	CRB
BUILDING	M8-342	MECHANICAL HVAC FCU-010 SECOND FLOOR P&ID DISTRIBUTION	DWG	03-25-11	0	CRB
BUILDING	M8-350	MECHANICAL FCU-011 SEQUENCE OF OPERATIONS	DWG	03-25-11	0	CRB
BUILDING	M8-351	MECHANICAL HVAC FCU-011 P&ID	DWG	03-25-11	0	CRB
BUILDING	M8-361	MECHANICAL HVAC CRAC001 AND CRAC002 P&ID	DWG	03-25-11	0	CRB

			DOCUMENT	REVISION	REVISION	PREPARED
FACILITY	NUMBER	DOCUMENT TITLE	TYPE	DATE	NUMBER	BY
BUILDING	M1-01	MECHANICAL HVAC FIRST FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-02	MECHANICAL HVAC SECOND FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-03	MECHANICAL HVAC MEZZANINE FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-04	MECHANICAL HVAC ROOF PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-103.1	MECHANICAL HVAC FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-103.2	MECHANICAL HVAC FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-104.1	MECHANICAL HVAC FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-104.2	MECHANICAL HVAC FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-104.3	MECHANICAL HVAC FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-104.4	MECHANICAL HVAC FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-114.1	MECHANICAL HVAC FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-114.2	MECHANICAL HVAC FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-114.3	MECHANICAL HVAC FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-114.4	MECHANICAL HVAC FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-124.1	MECHANICAL HVAC FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-124.2	MECHANICAL HVAC FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-124.3	MECHANICAL HVAC FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-124.4	MECHANICAL HVAC FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-203.1	MECHANICAL HVAC SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-203.2	MECHANICAL HVAC SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB

			DOCUMENT	REVISION	REVISION	PREPARED
FACILITY	NUMBER	DOCUMENT TITLE	TYPE	DATE	NUMBER	BY
BUILDING	M1-204.1	MECHANICAL HVAC SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-204.2	MECHANICAL HVAC SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-204.3	MECHANICAL HVAC SECOND FLOOR PARTIAL FLOOR	DWG	03-25-11	0	CRB
BUILDING	M1-204.4	MECHANICAL HVAC SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-214.1	MECHANICAL HVAC SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-214.2	MECHANICAL HVAC SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-214.3	MECHANICAL HVAC SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-214.4	MECHANICAL HVAC SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-224.2	MECHANICAL HVAC SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-224.4	MECHANICAL HVAC SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-303.1	MECHANICAL HVAC MEZZANINE FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-304.1	MECHANICAL HVAC MEZZANINE FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-304.2	MECHANICAL HVAC MEZZANINE FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-304.3	MECHANICAL HVAC MEZZANINE FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-304.4	MECHANICAL HVAC MEZZANINE FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-314.1	MECHANICAL HVAC MEZZANINE FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-314.2	MECHANICAL HVAC MEZZANINE FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-314.3	MECHANICAL HVAC MEZZANINE FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-314.4	MECHANICAL HVAC MEZZANINE FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-324.1	MECHANICAL HVAC MEZZANINE FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	M1-324.2	MECHANICAL HVAC MEZZANINE FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-324.3	MECHANICAL HVAC THIRD FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M1-324.4	MECHANICAL HVAC MEZZANINE FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	M5-111	MECHANICAL - DETAILS	DWG	03-25-11	0	CRB
BUILDING	M5-112	MECHANICAL - DETAILS	DWG	03-25-11	0	CRB
BUILDING	M5-113	MECHANICAL – DETAILS	DWG	03-25-11	0	CRB
BUILDING	M6-104	MECHANICAL SCHEDULE	DWG	03-25-11	0	CRB
BUILDING	M6-105	MECHANICAL SCHEDULE	DWG	03-25-11	0	CRB
BUILDING	M6-106	MECHANICAL SCHEDULE	DWG	03-25-11	0	CRB
BUILDING	Q1-113.1-D	MECHANICAL PIPING FIRST FLOOR PARTIAL PLAN DEMOLITION	DWG	03-25-11	0	CRB
BUILDING	Q1-113.2-D	MECHANICAL PIPING FIRST FLOOR PARTIAL PLAN DEMOLITION	DWG	03-25-11	0	CRB
BUILDING	Q1-113.3-D	MECHANICAL PIPING FIRST FLOOR PARTIAL PLAN DEMOLITION	DWG	03-25-11	0	CRB
BUILDING	Q1-01	MECHANICAL PIPING FIRST FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	Q1-02	MECHANICAL PIPING SECOND FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	Q1-03	MECHANICAL PIPING MEZZANINE PLAN	DWG	03-25-11	0	CRB
BUILDING	Q1-04	MECHANICAL PIPING ROOF PLAN	DWG	03-25-11	0	CRB
BUILDING	Q1-103	MECHANICAL UTILITY PIPING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	Q1-104	MECHANICAL UTILITY PIPING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	Q1-113.1	MECHANICAL PIPING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	Q1-113.2	MECHANICAL PIPING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	Q1-114	MECHANICAL UTILITY PIPING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	Q1-123.3	MECHANICAL PIPING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	Q1-124	MECHANICAL UTILITY PIPING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	Q1-133	MECHANICAL PIPING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	Q1-204	MECHANICAL UTILITY PIPING SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	Q1-213.3	MECHANICAL PIPING SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	Q1-214	MECHANICAL UTILITY PIPING SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	Q1-224	MECHANICAL UTILITY PIPING SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	Q1-303	MECHANICAL UTILITY PLAN POOL TERRACE PLAN	DWG	03-25-11	0	CRB
BUILDING	Q1-304	MECHANICAL UTILITY PIPING MEZZANINE PLAN	DWG	03-25-11	0	CRB
BUILDING	Q1-314	MECHANICAL UTILITY PIPING MEZZANINE PENTHOUSE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	Q1-324	MECHANICAL UTILITY PIPING MECHANICAL PENTHOUSE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	Q3-106	MECHANICAL PIPING SECTIONS	DWG	03-25-11	0	CRB
BUILDING	Q3-107	MECHANICAL PIPING SECTIONS	DWG	03-25-11	0	CRB
BUILDING	Q5-107	MECHANICAL PIPING TYPICAL DETAILS	DWG	03-25-11	0	CRB
BUILDING	Q5-108	MECHANICAL PIPING TYPICAL DETAILS	DWG	03-25-11	0	CRB
BUILDING	Q5-109	MECHANCIAL PIPING TYPICAL DETAILS	DWG	03-25-11	0	CRB
BUILDING	Q5-110	MECHANICAL PIPING TYPICAL DETAILS	DWG	03-25-11	0	CRB
BUILDING	Q5-111	MECHANICAL PIPING TYPICAL DETAILS	DWG	03-25-11	0	CRB
BUILDING	Q5-112	MECHANICAL PIPING TYPICAL DETAILS	DWG	03-25-11	0	CRB
BUILDING	Q5-113	MECHANICAL PIPING TYPICAL DETAILS	DWG	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	Q5-114	MECHANICAL PIPING TYPICAL DETAILS	DWG	03-25-11	0	CRB
BUILDING	Q6-104	MECHANICAL PIPING SCHEDULES	DWG	03-25-11	0	CRB
BUILDING	Q8-011	MECHANICAL CHILLED WATER P&ID	DWG	03-25-11	0	CRB
BUILDING	Q8-021	MECHANICAL PIPING COOLING TOWER WATER P&ID	DWG	03-25-11	0	CRB
		PROCESS
BUILDING	R6-015	PROCESS NEUTRALIZATION P&ID	DWG	03-25-11	0	CRB
BUILDING	R6-016	PROCESS RO GENERATION P&ID	DWG	03-25-11	0	CRB
BUILDING	R6-017	MECHANICAL POOL HEATER P&ID	DWG	03-25-11	0	CRB
		PLUMBING
BUILDING	P1-013.1-D	PLUMBING UNDERGROUND PARTIAL PLAN DEMOLITION	DWG	03-25-11	0	CRB
BUILDING	P1-113.3-D	PLUMBING FIRST FLOOR PARTIAL PLAN DEMOLITION	DWG	03-25-11	0	CRB
BUILDING	P0-001	PLUMBING SYMBOLS AND ABBREVIATIONS	DWG	03-25-11	0	CRB
BUILDING	P0-002	PLUMBING FIXTURE SCHEDULE	DWG	03-25-11	0	CRB
BUILDING	P1-01	PLUMBING FIRST FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-02	PLUMBING SECOND FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-03	PLUMBING MEZZANINE FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-04	PLUMBING ROOF PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-003.1	PLUMBING PIPING UNDERGROUND PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-003.2	PLUMBING PIPING UNDERGROUND PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-004.1	PLUMBING PIPING UNDERGROUND PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-004.2	PLUMBING PIPING UNDERGROUND PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-004.4	PLUMBING PIPING UNDERGROUND PARTIAL PLAN	DWG	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	P1-014.1	PLUMBING PIPING UNDERGROUND PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-014.2	PLUMBING PIPING UNDERGROUND PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-014.3	PLUMBING PIPING UNDERGROUND PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-014.4	PLUMBING PIPING UNDERGROUND PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-024.1	PLUMBING PIPING UNDERGROUND PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-024.2	PLUMBING PIPING UNDERGROUND PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-024.3	PLUMBING PIPING UNDERGROUND PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-024.4	PLUMBING PIPING UNDERGROUND PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-033	PLUMBING PIPING UNDERGROUND PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-103.1	PLUMBING PIPING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-103.2	PLUMBING PIPING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-104.1	PLUMBING PIPING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-104.2	PLUMBING PIPING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-104.4	PLUMBING PIPING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-114.1	PLUMBING PIPING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-114.2	PLUMBING PIPING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-114.3	PLUMBING PIPING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-114.4	PLUMBING PIPING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-123.3	PLUMBING PIPING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-124.1	PLUMBING PIPING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	P1-124.2	PLUMBING PIPING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-124.3	PLUMBING PIPING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-124.4	PLUMBING PIPING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-133	PLUMBING FIRST FLOOR PARTIAL FLOOR	DWG	03-25-11	0	CRB
BUILDING	P1-203.1	PLUMBING PIPING SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-203.2	PLUMBING PIPING SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-204.1	PLUMBING PIPING SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-204.2	PLUMBING PIPING SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-204.4	PLUMBING PIPING SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-214.1	PLUMBING PIPING SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-214.2	PLUMBING PIPING SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-214-3	PLUMBING PIPING SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-214.4	PLUMBING PIPING SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-224.1	PLUMBING PIPING SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-224.2	PLUMBING PIPING SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-224.3	PLUMBING PIPING SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-224.4	PLUMBING PIPING SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-303.1	PLUMBING PIPING POOL TERRACE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-303.2	PLUMBING PIPING POOL TERRACE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-304.1	PLUMBING PIPING MEZZANINE PARTIAL PLAN	DWG	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	P1-304.2	PLUMBING PIPING MEZZANINE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-304.3	PLUMBING PIPING MEZZANINE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-304.4	PLUMBING PIPING MEZZANINE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-314.1	PLUMBING PIPING MECHANICAL PENTHOUSE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-314.2	PLUMBING PIPING MECHANICAL PENTHOUSE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-314.3	PLUMBING PIPING MECHANICAL PENTHOUSE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-314.4	PLUMBING PIPING MECHANICAL PENTHOUSE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-324.1	PLUMBING PIPING MECHANICAL PENTHOUSE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-324.2	PLUMBING PIPING MECHANICAL PENTHOUSE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-324.3	PLUMBING PIPING MECHANICAL PENTHOUSE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P1-324.4	PLUMBING PIPING MECHANICAL PENTHOUSE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	P3-108	PLUMBING SANITARY SEWER RISER DIAGRAM FIRST FLOOR	DWG	03-25-11	0	CRB
BUILDING	P3-109	PLUMBING SANITARY SEWER RISER DIAGRAM SECOND FLOOR	DWG	03-25-11	0	CRB
BUILDING	P3-110	PLUMBING SANITARY SEWER RISER DIAGRAM MEZZANINE FLOOR	DWG	03-25-11	0	CRB
BUILDING	P3-113.1	PLUMBING DOMESTIC WATER RISER DIAGRAM PARTIAL FIRST FLOOR	DWG	03-25-11	0	CRB
BUILDING	P3-113.2	PLUMBING DOMESTIC WATER RISER DIAGRAM PARTIAL FIRST FLOOR	DWG	03-25-11	0	CRB
BUILDING	P3-114	PLUMBING DOMESTIC WATER RISER DIAGRAM PARTIAL SECOND FLOOR	DWG	03-25-11	0	CRB
BUILDING	P3-115	PLUMBING DOMESTIC WATER RISER DIAGRAM PARTIAL THIRD FLOOR	DWG	03-25-11	0	CRB
BUILDING	P5-104	PLUMBING TYPICAL DETAILS	DWG	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	P5-105	PLUMBING TYPICAL DETAILS	DWG	03-25-11	0	CRB
BUILDING	P8-100	PLUMBING STORM WATER STORAGE TANK P&ID	DWG	03-25-11	0	CRB
		FIRE PROTECTION
BUILDING	FP-100-D	FIRE PROTECTION SPRINKLER SYSTEM DESIGN DENSITY LAYOUT FIRST FLOOR	DWG	03-25-11	0	CRB
BUILDING	FP-200-D	FIRE PROTECTION SPRINKLER SYSTEM DESIGN DENSITY LAYOUT SECOND FLOOR	DWG	03-25-11	0	CRB
BUILDING	FP1-100	FIRE PROTECTION FIRST FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	FP1-200	FIRE PROTECTION SECOND FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	FP1-300	FIRE PROTECTION MEZZANINE PLAN	DWG	03-25-11	C	CRB
BUILDING	FP1-400	FIRE PROTECTION ROOF PLAN	DWG	03-25-11	0	CRB
BUILDING	FP5-401	FIRE PROTECTION DETAILS	DWG	03-25-11	0	CRB
		ELECTRICAL
BUILDING	E0-03	ELECTRICAL SYMBOLS, NOTES AND ABBREVIATIONS	DWG	03-25-11	0	CRB
BUILDING	E0-04	ELECTRICAL LUMINAIRE SCHEDULE	DWG	03-25-11	0	CRB
BUILDING	E1-10	ELECTRICAL PANEL LAYOUT FIRST FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	E1-11	ELECTRICAL PANEL LAYOUT SECOND FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	E1-12	ELECTRICAL PANEL LAYOUT MEZZANINE PLAN	DWG	03-25-11	0	CRB
BUILDING	E1-13	ELECTRICAL FIRST FLOOR CLASSIFICATION PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	E1-14	ELECTRICAL SECOND FLOOR CLASSIFICATION PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	E1-15	ELECTRICAL BUILDING UNDERGROUND CONDUITS	DWG	03-25-11	0	CRB
BUILDING	E1-16	ELECTRICAL SITE UNDERGROUND CONDUITS	DWG	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	E4-01	ELECTRICAL ENLARGED FIRST FLOOR PLANS	DWG	03-25-11	0	CRB
BUILDING	E4-02	ELECTRICAL ENLARGED SECOND FLOOR PLANS	DWG	03-25-11	0	CRB
BUILDING	E4-03	ELECTRICAL ENLARGED TRAINING ROOM FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	E4-04	ELECTRICAL ENLARGED MEZZANINE FLOOR PLAN	DWG	03-25-11	0	CRB
BUILDING	E5-04	ELECTRICAL DETAILS	DWG	03-25-11	0	CRB
BUILDING	E5-05	ELECTRICAL DETAILS	DWG	03-25-11	0	CRB
BUILDING	E5-06	ELECTRICAL DETAILS	DWG	03-25-11	0	CRB
BUILDING	E5-07	ELECTRICAL DETAILS	DWG	03-25-11	0	CRB
BUILDING	E5-08	ELECTRICAL DETAILS	DWG	03-25-11	0	CRB
BUILDING	E5-09	ELECTRICAL DETAILS	DWG	03-25-11	0	CRB
BUILDING	E5-10	ELECTRICAL DETAILS	DWG	03-25-11	0	CRB
BUILDING	E5-11	ELECTRICAL DETAILS	DWG	03-25-11	0	CRB
BUILDING	E5-12	ELECTRICAL DETAILS	DWG	03-25-11	0	CRB
BUILDING	E5-13	ELECTRICAL DETAILS	DWG	03-25-11	0	CRB
BUILDING	E5-14	ELECTRICAL ELEVATION DETAILS	DWG	03-25-11	0	CRB
BUILDING	E5-15	ELECTRICAL ELEVATION DETAILS	DWG	03-25-11	0	CRB
BUILDING	E5-16	ELECTRICAL CONDUIT RISER AND CIRCUITING	DWG	03-25-11	0	CRB
BUILDING	E5-17	ELECTRICAL FIRE ALARM SYSTEM RISER DIAGRAM AND DETAILS	DWG	03-25-11	0	CRB
BUILDING	E5-18	ELECTRICAL LED LIGHTING DETAILS	DWG	03-25-11	0	CRB
BUILDING	E5-19	ELECTRICAL WIRING DIAGRAMS	DWG	03-25-11	0	CRB
BUILDING	E5-20	ELECTRICAL WIRING DIAGRAMS	DWG	03-25-11	0	CRB
BUILDING	E5-21	ELECTRICAL WIRING DIAGRAMS	DWG	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	E5-22	ELECTRICAL WIRING DIAGRAMS	DWG	03-25-11	0	CRB
BUILDING	E6-08	ELECTRICAL MASTER SINGLE LINE DIAGRAM MODIFICATIONS	DWG	03-25-11	0	CRB
BUILDING	E6-09	ELECTRICAL UPS SINGLE LINE DIAGRAM	DWG	03-25-11	0	CRB
BUILDING	E6-10	ELECTRICAL NORMAL POWER SINGLE LINE DIAGRAM 1 MODIFICATIONS	DWG	03-25-11	0	CRB
BUILDING	E6-11	ELECTRICAL NORMAL POWER SINGLE LINE DIAGRAM 2 MODIFICATIONS	DWG	03-25-11	0	CRB
BUILDING	E6-12	ELECTRICAL EMERGENCY POWER SINGLE LINE DIAGRAM 1 MODIFICATIONS	DWG	03-25-11	0	CRB
BUILDING	E6-13	ELECTRICAL EMERGENCY POWER SINGLE LINE DIAGRAM 2 MODIFICATIONS	DWG	03-25-11	0	CRB
BUILDING	E7-14	ELECTRICAL NORMAL POWER PANELBOARD SCHEDULES	DWG	03-25-11	0	CRB
BUILDING	E7-15	ELECTRICAL NORMAL POWER PANELBOARD SCHEDULES	DWG	03-25-11	0	CRB
BUILDING	E7-16	ELECTRICAL NORMAL POWER PANELBOARD SCHEDULES	DWG	03-25-11	0	CRB
BUILDING	E7-17	ELECTRICAL NORMAL POWER PANELBOARD SCHEDULES	DWG	03-25-11	0	CRB
BUILDING	E7-18	ELECTRICAL UPS POWER PANELBOARD SCHEDULES	DWG	03-25-11	0	CRB
BUILDING	E7-19	ELECTRICAL UPS POWER PANELBOARD SCHEDULES	DWG	03-25-11	0	CRB
BUILDING	E7-20	ELECTRICAL UPS POWER PANELBOARD SCHEDULES	DWG	03-25-11	0	CRB
BUILDING	E7-21	ELECTRICAL EMERGENCY POWER PANELBOARD SCHEDULES	DWG	03-25-11	0	CRB
BUILDING	E7-22	ELECTRICAL EMERGENCY POWER PANELBOARD SCHEDULES	DWG	03-25-11	0	CRB
BUILDING	E7-23	ELECTRICAL EMERGENCY POWER PANELBOARD SCHEDULES	DWG	03-25-11	0	CRB
BUILDING	E7-24	ELECTRICAL NORMAL POWER MCC SCHEDULES	DWG	03-25-11	0	CRB
BUILDING	E7-25	ELECTRICAL EMERGENCY POWER MCC SCHEDULES	DWG	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	EL1-103	ELECTRICAL LIGHTING FIRST FLOOR PARTIAL PLAN FIRST FLOOR	DWG	03-25-11	0	CRB
BUILDING	EL1-104	ELECTRICAL LIGHTING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EL1-114	ELECTRICAL LIGHTING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EL1-124	ELECTRICAL LIGHTING FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EL1-203	ELECTRICAL LIGHTING SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EL1-204	ELECTRICAL LIGHTING SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EL1-214	ELECTRICAL LIGHTING SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EL1-224	ELECTRICAL LIGHTING SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EL1-303	ELECTRICAL LIGHTING MEZZANINE FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EL1-304	ELECTRICAL LIGHTING MEZZANINE FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EL1-314	ELECTRICAL LIGHTING MEZZANINE FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EL1-324	ELECTRICAL LIGHTING MEZZANINE PARTIAL PLAN	DWG	03-08-11	0	CRB
BUILDING	EP1-103	ELECTRICAL POWER FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EP1-104	ELECTRICAL POWER FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EP1-114	ELECTRICAL POWER FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EP1-123	ELECTRICAL POWER FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EP1-124	ELECTRICAL POWER FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EP1-133	ELECTRICAL POWER FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EP1-203	ELECTRICAL POWER SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EP1-204	ELECTRICAL POWER SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	EP1-214	ELECTRICAL POWER SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EP1-224	ELECTRICAL POWER SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EP1-303	ELECTRICAL POWER MEZZANINE FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EP1-304	ELECTRICAL POWER MEZZANINE FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EP1-314	ELECTRICAL POWER MEZZANINE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EP1-324	ELECTRICAL POWER MEZZANINE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EP1-414	ELECTRICAL POWER ROOF PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EP1-424	ELECTRICAL POWER ROOF PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	ET1-103	ELECTRICAL TELECOMMUNICATIONS AND DATA FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	ET1-104	ELECTRICAL TELECOMMUNICATIONS AND DATA FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	ET1-114	ELECTRICAL TELECOMMUNICATIONS AND DATA FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	ET1-124	ELECTRICAL TELECOMMUNICATIONS AND DATA FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	ET1-203	ELECTRICAL TELECOMMUNICATIONS AND DATA SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	ET1-204	ELECTRICAL TELECOMMUNICATIONS AND DATA SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	ET1-214	ELECTRICAL TELECOMMUNICATIONS AND DATA SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	ET1-224	ELECTRICAL TELECOMMUNICATIONS AND DATA SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	ET1-303	ELECTRICAL TELECOMMUNICATIONS AND DATA MEZZANINE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	ET1-304	ELECTRICAL TELECOMMUNICATIONS AND DATA MEZZANINE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	ET1-314	ELECTRICAL TELECOMMUNICATIONS AND DATA MEZZANINE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	ET1-324	ELECTRICAL TELECOMMUNICATIONS AND DATA MEZZANINE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EY1-103	ELECTRICAL SPECIAL SYSTEMS FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EY1-104	ELECTRICAL SPECIAL SYSTEMS FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EY1-114	ELECTRICAL SPECIAL SYSTEMS FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EY1-124	ELECTRICAL SPECIAL SYSTEMS FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EY1-203	ELECTRICAL SPECIAL SYSTEMS SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EY1-204	ELECTRICAL SPECIAL SYSTEMS SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EY1-214	ELECTRICAL SPECIAL SYSTEMS SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EY1-224	ELECTRICAL SPECIAL SYSTEMS SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EY1-303	ELECTRICAL SPECIAL SYSTEMS MEZZANINE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EY1-304	ELECTRICAL SPECIAL SYSTEMS MEZZANINE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EY1-314	ELECTRICAL SPECIAL SYSTEMS MEZZANINE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	EY1-324	ELECTRICAL SPECIAL SYSTEMS MEZZANINE PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	ES1-05	ELECTRICAL BUILDING EXTERIOR LIGHTING PLAN	DWG	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	ES1-06	ELECTRICAL SITE GROUNDING AND FIRST FLOOR GROUND PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	ES1-07	ELECTRICAL SECOND FLOOR GOUNDING PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	ES1-08	ELECTRICAL THIRD FLOOR GROUNDING PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	ES1-09	ELECTRICAL ROOF LIGHTNING PROTECTION SYSTEM PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	ES1-01-D	ELECTRICAL SITE LIGHTING DEMOLITION PLAN	DWG	03-25-11	0	CRB
BUILDING	ES1-03-D	ELECTRICAL BUILDING CANOPY LIGHTING DEMOLITION PLAN	DWG	03-25-11	0	CRB
BUILDING	ES1-04-D	ELECTRICAL SITE GROUNDING DEMOLITION PLAN	DWG	03-25-11	0	CRB
BUILDING	EL1-113-D	ELECTRICAL LIGHTING FIRST FLOOR PARTIAL DEMOLITION PLAN	DWG	03-25-11	0	CRB
BUILDING	EL1-123-D	ELECTRICAL LIGHTING FIRST FLOOR PARTIAL DEMOLITION PLAN	DWG	03-25-11	0	CRB
BUILDING	EP1-113-D	ELECTRICAL POWER FIRST FLOOR PARTIAL DEMOLITION PLAN	DWG	03-25-11	0	CRB
BUILDING	EP1-123-D	ELECTRICAL POWER FIRST FLOOR PARTIAL DEMOLITION PLAN	DWG	03-25-11	0	CRB
BUILDING	EQ1-123-D	ELECTRICAL PROCESS POWER FIRST FLOOR PARTIAL DEMOLITION PLAN	DWG	03-25-11	0	CRB
BUILDING	ET1-113-D	ELECTRICAL TELECOMMUNICATIONS FIRST FLOOR PARTIAL DEMOLITION PLAN	DWG	03-25-11	0	CRB
BUILDING	EY1-113-D	ELECTRICAL SPECIAL SYSTEMS FIRST FLOOR PARTIAL DEMOLITION PLAN	DWG	03-25-11	0	CRB
BUILDING	EY1-123-D	ELECTRICAL SPECIAL SYSTEMS FIRST FLOOR PARTIAL DEMOLITION PLAN	DWG	03-25-11	0	CRB
		INSTRUMENTATION
BUILDING	I0-01	INSTRUMENTATION LEAD SHEET	DWG	03-25-11	0	CRB
BUILDING	I1-103	INSTRUMENTATION FIRST FLOOR PARITIAL PLAN	DWG	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	I1-104	INSTRUMENTATION FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	I1-114	INSTRUMENTATION FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	I1-123-3	INSTRUMENTATION FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	I1-124	INSTRUMENTATION FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	I1-133	INSTRUMENTATION FIRST FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	I1-203	INSTRUMENTATION SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	I1-204	INSTRUMENTATION SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	I1-214	INSTRUMENTATION SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	I1-224	INSTRUMENTATION SECOND FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	I1-304	INSTRUMENTATION MEZZANINE FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	I1-314	INSTRUMENTATION MEZZANINE FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	I1-324	INSTRUMENTATION MEZZANINE FLOOR PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	I1-424	INSTRUMENTATION ROOF PARTIAL PLAN	DWG	03-25-11	0	CRB
BUILDING	I7-017	INSTRUMENTATION CP-AHU017.01 PANEL LAYOUT	DWG	03-25-11	0	CRB
BUILDING	I7-018	INSTRUMENTATION JB-ISL-AHU017-01 PANEL LAYOUT	DWG	03-25-11	0	CRB
BUILDING	I8-017	INSTRUMENTATION CP-AC-EF-AHU017.01-EA WIRING DIAGRAM	DWG	03-25-11	0	CRB
BUILDING	I8-018	INSTRUMENTATION JB-ISL-CF- AHU017 WIRING DIAGRAM	DWG	03-25-11	0	CRB
BUILDING	I9-002	INSTRUMENTATION CONTROL SYSTEM NETWORK ARCHITECTURE FAS	DWG	03-25-11	0	CRB
BUILDING	I9-003	INSTRUMENTATION CONTROL SYSTEM NETWORK ARCHITECTURE MAS	DWG	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	I9-004	INSTRUMENTATION CONTROL SYSTEM NETWORK ARCHITECTURE MONITORING	DWG	03-25-11	0	CRB
BUILDING	I1-113.3-D	INSTRUMENTATION FIRST FLOOR PARTIAL DEMOLITION PLAN	DWG	03-25-11	0	CRB

BUILDING SPECIFICATIONS

Facility	No.	Document Title	Document Type	Revision Date	Revision No.	Prepared By
		DIVISION 1 - GENERAL CONDITIONS
BUILDING	011100	SUMMARY OF WORK	SPEC	03-25-11	0	CRB
BUILDING	012513	PRODUCT SUBSTITUION	SPEC	03-25-11	0	CRB
BUILDING	013113	PROJECT COORDINATION	SPEC	03-25-11	0	CRB
BUILDING	013300	SHOP DRAWINGS, PRODUCT DATA AND SAMPLES	SPEC	03-25-11	0	CRB
BUILDING	014200	REFERENCE STANDARDS AND DEFINITIONS	SPEC	03-25-11	0	CRB
BUILDING	016000	PRODUCT REQUIREMENTS	SPEC	03-25-11	0	CRB
BUILDING		EQUIPMENT LIST	SPEC	03-25-11	0	CRB
BUILDING	016800	TAGGING AND IDENTIFICATION	SPEC	03-25-11	0	CRB
BUILDING	017123	FIELD ENGINEERING	SPEC	03-25-11	0	CRB
BUILDING	017329	CUTTING AND PATCHING	SPEC	03-25-11	0	CRB
BUILDING	017700	PROJECT CLOSEOUT	SPEC	03-25-11	0	CRB
BUILDING	017823	OPERATION AND MAINTENANCE DATA	SPEC	03-25-11	0	CRB
BUILDING	017836	WARRANTIES	SPEC	03-25-11	0	CRB
BUILDING	017839	PROJECT RECORD DOCUMENTS	SPEC	03-25-11	0	CRB
BUILDING	019126	GMP DOCUMENTATION	SPEC	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
		DIVISION 2 - SITE CONSTRUCTION
BUILDING	02795	PLAYGROUND SURFACES	SPEC	03-25-11	0	CRB
BUILDING	02800	PLAYGROUND ELEMENTS	SPEC	03-25-11	0	CRB
BUILDING	024119	SELECTIVE STRUCTURE DEMOLITION	SPEC	03-25-11	0	CRB
		DIVISION 3 - CONCRETE
BUILDING	033000	CAST-IN-PLACE CONCRETE	SPEC	03-25-11	0	CRB
BUILDING	033713	SHOTCRETE	SPEC	03-25-11	0	CRB
		DIVISION 4 - MASONRY
BUILDING	042000	UNIT MASONRY	SPEC	03-25-11	0	CRB
		DIVISION 5 - METALS
BUILDING	051200	STRUCTURAL STEEL FRAMING	SPEC	03-25-11	0	CRB
BUILDING	052100	STEEL JOIST FRAMING	SPEC	03-25-11	0	CRB
BUILDING	053100	STEEL DECKING	SPEC	03-25-11	0	CRB
BUILDING	055000	METAL FABRICATIONS	SPEC	03-25-11	0	CRB
BUILDING	055100	METAL STAIRS	SPEC	03-25-11	0	CRB
BUILDING	055213	PIPE AND TUBE RAILINGS	SPEC	03-25-11	0	CRB
BUILDING	057300	DECORATIVE METAL RAILINGS	SPEC	03-25-11	0	CRB
BUILDING	057500	DECORATIVE FORMED METAL	SPEC	03-25-11	0	CRB
		DIVISION 6 - WOODS & PLASTICS
BUILDING	061000	ROUGH CARPENTRY	SPEC	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
		DIVISION 7 - THERMAL & MOISTURE PROTECTION
BUILDING	071413	HOT FLUID APPLIED RUBBERIZED ASPHALT WATERPROOFING	SPEC	03-25-11	0	CRB
BUILDING	074216	EXTERIOR INSULATED CORE METAL WALL PANELS	SPEC	03-25-11	0	CRB
BUILDING	074243	COMPOSITE WALL PANELS	SPEC	03-25-11	0	CRB
BUILDING	075423	THERMOPLASTIC POLYOLEFIN ROOFING	SPEC	03-25-11	0	CRB
BUILDING	076200	SHEET METAL FLASHING AND TRIM	SPEC	03-25-11	0	CRB
BUILDING	077129	MANUFACTURED ROOF EXPANSION JOINTS	SPEC	03-25-11	0	CRB
BUILDING	077200	ROOF ACCESSORIES	SPEC	03-25-11	0	CRB
BUILDING	078100	APPLIED FIREPROOFING	SPEC	03-25-11	0	CRB
BUILDING	078413	PENETRATION FIRESTOPPING	SPEC	03-25-11	0	CRB
BUILDING	078446	FIRE RESISTIVE JOINT SYSTEMS	SPEC	03-25-11	0	CRB
BUILDING	079200	JOINT SEALANTS	SPEC	03-25-11	0	CRB
BUILDING	079500	EXPANSION CONTROL	SPEC	03-25-11	0	CRB
		DIVISION 8 - DOORS & WINDOWS
BUILDING	081113	HOLLOW METAL DOORS AND FRAMES	SPEC	03-25-11	0	CRB
BUILDING	081115	FRP DOORS AND STAINLESS STEEL FRAMES	SPEC	03-25-11	0	CRB
BUILDING	081119	MOLDED FIBERGLASS REINFORCED DOORS AND STAINLESS STEEL FRAMES	SPEC	03-25-11	0	CRB
BUILDING	081216	ALUMINUM FRAMES	SPEC	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	081416	FLUSH WOOD DOORS	SPEC	03-25-11	0	CRB
BUILDING	083323	OVERHEAD COILING DOORS	SPEC	03-25-11	0	CRB
BUILDING	083360	FABRIC ROLL-UP DOORS	SPEC	03-25-11	0	CRB
BUILDING	084113	ALUMINUM-FRAMED ENTRANCES AND STOREFRONTS	SPEC	03-25-11	0	CRB
BUILDING	084413	GLAZED ALUMINUM CURTAIN WALLS	SPEC	03-25-11	0	CRB
BUILDING	084523	FIBERGLASS-SANDWICH-PANEL ASSEMBLIES	SPEC	03-25-11	0	CRB
BUILDING	087100	DOOR HARDWARE	SPEC	03-25-11	0	CRB
BUILDING	088000	GLAZING	SPEC	03-25-11	0	CRB
		DIVISION 9 – FINISHES	SPEC	03-25-11	0	CRB
BUILDING	092116.23	GYPSUM BOARD SHAFT WALL ASSEMBLIES	SPEC	03-25-11	0	CRB
BUILDING	092216	NON-STRUCTURAL METAL FRAMING	SPEC	03-25-11	0	CRB
BUILDING	092400	PORTLAND CEMENT PLASTERING	SPEC	03-25-11	0	CRB
BUILDING	092900	GYPSUM BOARD	SPEC	03-25-11	0	CRB
BUILDING	093000	TILING	SPEC	03-25-11	0	CRB
BUILDING	093033	STONE TILING ACOUSTICAL PANEL CEILINGS	SPEC	03-25-11	0	CRB
BUILDING	095113	RESILIENT BASE AND	SPEC	03-25-11	0	CRB
BUILDING	096513	ACCESSORIES	SPEC	03-25-11	0	CRB
BUILDING	096519	RESILIENT TILE FLOORING	SPEC	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	096623	RESINOUS MATRIX TERRAZZO FLOORING	SPEC	03-25-11	0	CRB
BUILDING	096723	RESINOUS FLOORING	SPEC	03-25-11	0	CRB
BUILDING	096813	TILE CARPETING	SPEC	03-25-11	0	CRB
BUILDING	096900	ACCESS FLOORING	SPEC	03-25-11	0	CRB
BUILDING	099300	STAINING AND TRANSPARENT FINISHING	SPEC	03-25-11	0	CRB
BUILDING	099600	HIGH PERFORMANCE COATINGS	SPEC	03-25-11	0	CRB
		DIVISION 10 - SPECIALTIES
BUILDING	104413	FIRE EXTINGUISHER CABINETS	SPEC	03-25-11	0	CRB
BUILDING	105113	METAL LOCKERS	SPEC	03-25-11	0	CRB
		DIVISION 11 - EQUIPMENT
BUILDING	111300	LOADING DOCK EQUIPMENT	SPEC	03-25-11	0	CRB
BUILDING	115213	PROJECTION SCREENS	SPEC	03-25-11	0	CRB
		DIVISION 12 - FURNISHINGS
BUILDING	123200	MANUFACTURED WOOD CASEWORK	SPEC	03-25-11	0	CRB
BUILDING	123570	STAINLESS STEEL CASEWORK	SPEC	03-25-11	0	CRB
BUILDING	123640	STONE COUNTERTOPS	SPEC	03-25-11	0	CRB
		DIVISION 13 - SPECIAL CONSTRUCTION
		DIVISION 14 - CONVEYING SYSTEMS
BUILDING	142400	HYDRAULIC ELEVATORS	SPEC	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
		DIVISION 21 - FIRE SUPPRESSION
BUILDING	210900	WET FIRE PROTECTION SYSTEMS	SPEC	03-25-11	0	CRB
BUILDING	210930	FIRE PROTECTION, INERGEN FIRE PROTECTION SYSTEM	SPEC	03-25-11	0	CRB
		DIVISION 22 - PLUMBING	SPEC	03-25-11	0	CRB
BUILDING	220411	WATER DISTRIBUTION SPECIALTIES	SPEC	03-25-11	0	CRB
BUILDING	220420	DRAINAGE AND VENT SYSTEMS	SPEC	03-25-11	0	CRB
BUILDING	220420 CI01	CI01 CAST IRON, HUB & SPIGOT, & NO HUB WASTE SYSTEM DATA SHEET	SPEC	03-25-11	0	CRB
BUILDING	220420 CU07	CU07 TYPE “K”, SOFT TEMPER, COPPER TUBING, SEAMLESS	SPEC	03-25-11	0	CRB
BUILDING	220420 PV03	PV03 PVC, POLYVINYL CHLORIDE PIPE WASTE SYSTEM DATA SHEET	SPEC	03-25-11	0	CRB
BUILDING	220440	PLUMBING FIXTURES	SPEC	03-25-11	0	CRB

BUILDING	220456	WATER CONDITIONERS	SPEC	03-25-11	0	CRB
		DIVISION 23 - MECHANICAL
BUILDING	230010	BASIC MECHANICAL REQUIREMENTS	SPEC	03-25-11	0	CRB
BUILDING	230050	BASIC MECHANICAL MATERIALS AND METHODS	SPEC	03-25-11	0	CRB
BUILDING	230125	EXPANSION COMPENSATION	SPEC	03-25-11	0	CRB
BUILDING	230135	METERS AND GAUGES	SPEC	03-25-11	0	CRB
BUILDING	230135 PI	PRESSURE INDICATORS DATA SHEET	SPEC	03-25-11	0	CRB
BUILDING	230135 SPI	SANITARY PRESSRE INDICATORS DATA SHEET	SPEC	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	230135 STI	SANITARY TEMPERATURE INDICATORS DATA SHEET	SPEC	03-25-11	0	CRB
BUILDING	230135 TI	TEMPERATURE INDICATORS DATA SHEET	SPEC	03-25-11	0	CRB
BUILDING	230140	HANGERS AND SUPPORTS	SPEC	03-25-11	0	CRB
BUILDING	230140 MSS	MSS TABLE	SPEC	03-25-11	0	CRB
BUILDING	230241	VIBRATION AND SEISMIC CONTROL	SPEC	03-25-11	0	CRB
		MECHANICAL INSULATION
BUILDING	230250		SPEC	03-25-11	0	CRB
BUILDING	230250 E1	E1 EXPANDED CLOSED CELL TUBULAR FOAM FORM VIEW DATA SHEET	SPEC	03-25-11	0	CRB
BUILDING	230250 E2	E2 EXPANDED CLOSED CELL SHEET FOAM VIEW DATA SHEET	SPEC	03-25-11	0	CRB
BUILDING	230250 ETHK	ELASTOMERIC INSULATION THICKNESS	SPEC	03-25-11	0	CRB
BUILDING	230250 F2	F2 FIBERGLASS W/ ALUMINUM JACKET DATA SHEET	SPEC	03-25-11	0	CRB
BUILDING	230250 F3	F3 FIBERGLASS W/ PVC JACKET DATA SHEET	SPEC	03-25-11	0	CRB
BUILDING	230250 F4	F4 FIBERGLASS W/ ASJ AND PVC FITTING COVERS DATA SHEET	SPEC	03-25-11	0	CRB
BUILDING	230250 F7	F7 FIBERGLASS BLANKET DUCTWORK INSULATION W/ASJ (KRAFT PAPER) DATA SHEET	SPEC	03-25-11	0	CRB
BUILDING	230250 F8	F8 FIBERGLASS RIGID BOARD DUCTWORK INSULATION W/ASJ (KRAFT PAPER) DATA SHEET	SPEC	03-25-11	0	CRB
BUILDING	230250 F10	F10 FIBERGLASS W/ ASJ SERVICE JACKET & PVC FITTING DATA SHEET	SPEC	03-25-11	0	CRB
BUILDING	230250 F11	F11 FIBERGLASS W/ PVC JACKET DATA SHEET	SPEC	03-25-11	0	CRB
BUILDING	230250 F12	F12 FIBERGLASS W/ ALUMINUM JACKET DATA SHEET	SPEC	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	230250 FTHK	FIBERGLASS INSULATION THICKNESS	SPEC	03-25-11	0	CRB
BUILDING	230400	SINGLE-WALL ABOVEGROUND HORIZONTAL TANK	SPEC	03-25-11	0	CRB
BUILDING	230476	CONTINUOUS DEIONIZATION SYSTEM	SPEC	03-25-11	0	CRB
BUILDING	230480	HYGENIC SYSTEM SPECIALTIES	SPEC	03-25-11	0	CRB
BUILDING	230488	NATURAL GAS SYSTEM SPECIALTIES	SPEC	03-25-11	0	CRB
BUILDING	230500	PIPING MATERIALS AND METHODS	SPEC	03-25-11	0	CRB
BUILDING	230500 CS01	CS01 CARBON STEEL, SCH. 40, WELDED OR FLANGED JOINTS DATA SHEET	SPEC	03-25-11	0	CRB
BUILDING	230500 CS02	CS02 CARBON STEEL, SCH. 80, WELDED OR FLANGED JOINTS DATA SHEET	SPEC	03-25-11	0	CRB
BUILDING	230500 CS03	CS03 CARBON STEEL, SCH. 40, THREADED, WELDED OR FLANGED JOINTS, MALLEABLE IRON (THREADED) OR STEEL (WELDED) DATA SHEET	SPEC	03-25-11	0	CRB
BUILDING	230500 CU01	CU01 GENERAL COPPER TUBING, TYPE “L” DATA SHEET. STANDARD ASTM B88 HARD DRAWN TYPE L COPPER TUBING WITH SOLDERED, THREADED OR FLANGED JOINTS.	SPEC	03-25-11	0	CRB
BUILDING	230500 CU02	CU02 COPPER TUBING, TYPE “L”, DEHYDRATED, FOR OXYGEN SERVICE DATA SHEET. ASTM B819 HARD DRAWN TYPE L COPPER TUBING WITH BRAZED, THREADED OR FLANGED JOINTS,	SPEC	03-25-11	0	CRB
BUILDING	230500 CU03	CU03 REFRIGERANT COPPER TUBING, TYPE “K”, HARD TEMPER DATA SHEET ASTM B280 HARD DRAWN WITH BRAZED, THREADED OR FLANGED JOINTS, ANSI CLASS 300 RATING	SPEC	03-25-11	0	CRB
BUILDING	230500 CU07	PIPING DATA SHEET	SPEC	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	230500_PL 04	PIPING DATA SHEET	SPEC	03-25-11	0	CRB
BUILDING	230500_PS AT	PIPING SYSTEM APPLICATION TABLE	SPEC	03-25-11	0	CRB
BUILDING	230500 SS02	SS02 SST TUBING, 316L, NON-BPE COMPLIANT, ANNEALED OUTSIDE DATA SHEET	SPEC	03-25-11	0	CRB
BUILDING	230500 SS04	SS04 SST PIPE, 304L, MILL INSIDE, MILL OUTSIDE DATA SHEET SCH 10 AND 40.	SPEC	03-25-11	0	CRB
BUILDING	230500 VT01	VT01 GALVANIZED STEEL, SCH. 40, VICTAULIC SYSTEM DATA SHEET	SPEC	03-25-11	0	CRB
BUILDING	230501	GENERAL MECHANICAL EQUIPMENT REQUIREMENTS.	SPEC	03-25-11	0	CRB
BUILDING	230510	HYDRONIC SYSTEM SPECIALTIES	SPEC	03-25-11	0	CRB
BUILDING	230513	COMMON MOTOR REQUIREMENTS FOR HVAC EQUIPMENT	SPEC	03-25-11	0	CRB
BUILDING	230520	STEAM SYSTEM SPECIALTIES	SPEC	03-25-11	0	CRB
BUILDING	230520 SPCL	STEAM TRAP SCHEDULE	SPEC	03-25-11	0	CRB
BUILDING	230526	CONDENSATE HANDLING EQUIPMENT	SPEC	03-25-11	0	CRB
BUILDING	230526 PUMP	CONDENSATE PUMP & RECEIVER SET DATA SHEET - CDP-006	SPEC	03-25-11	0	CRB
BUILDING	230526 PUMP	CONDENSATE PUMP & RECEIVER SET DATA SHEET - CDP-006	SPEC	03-25-11	0	CRB
BUILDING	230526 PUMP	CONDENSATE PUMP & RECEIVER SET DATA SHEET - CDP-007	SPEC	03-25-11	0	CRB
BUILDING	230530	REFRIGERATION PIPING SPECIALTIES	SPEC	03-25-11	0	CRB
BUILDING	230540	PUMPS	SPEC	03-25-11	0	CRB
BUILDING	230540 SUMP	SUMP PUMP DATA SHEET	SPEC	03-25-11	0	CRB
BUILDING	230540_CE NT	CENTRIFUGAL PUMP DATA SHEET	SPEC	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	230641	HOISTS	SPEC	03-25-11	0	CRB
BUILDING	230641_DS	HOISTS DATA SHEET	SPEC	03-25-11	0	CRB
BUILDING	230685	CHILLER	SPEC	03-25-11	0	CRB
BUILDING	230711	COOLING TOWERS	SPEC	03-25-11	0	CRB
BUILDING	230783	COMPUTER ROOM HEATING AND COOLING UNITS	SPEC	03-25-11	0	CRB
BUILDING	230810	HUMIDIFIERS	SPEC	03-25-11	0	CRB
BUILDING	230830	HEATING TERMINAL UNITS	SPEC	03-25-11	0	CRB
BUILDING	230835	AIR COILS	SPEC	03-25-11	0	CRB
BUILDING	230855	CUSTOM AIR HANDLING UNITS	SPEC	03-25-11	0	CRB
BUILDING	230855 AHU	CUSTOM AIR HANDLING UNIT DATA SHEET - AHU-017	SPEC	03-25-11	0	CRB
BUILDING	230855 AHU	CUSTOM AIR HANDLING UNIT DATA SHEET - AHU-018	SPEC	03-25-11	0	CRB
BUILDING	230855 AHU	CUSTOM AIR HANDLING UNIT DATA SHEET - AHU-019	SPEC	03-25-11	0	CRB
BUILDING	230855 AHU	CUSTOM AIR HANDLING UNIT DATA SHEET - AHU-020	SPEC	03-25-11	0	CRB
BUILDING	230855 AHU	CUSTOM AIR HANDLING UNIT DATA SHEET - AHU-021	SPEC	03-25-11	0	CRB
BUILDING	230855 AHU	CUSTOM AIR HANDLING UNIT DATA SHEET - AHU-022	SPEC	03-25-11	0	CRB
BUILDING	230855 AHU	CUSTOM AIR HANDLING UNIT DATA SHEET - AHU-023	SPEC	03-25-11	0	CRB
BUILDING	230860	FANS	SPEC	03-25-11	0	CRB
BUILDING	230891	METAL DUCTWORK	SPEC	03-25-11	0	CRB
BUILDING	230910	DUCTWORK ACCESSORIES	SPEC	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	230932	AIR OUTLETS AND INLETS	SPEC	03-25-11	0	CRB
BUILDING	230933	AIR TERMINALS	SPEC	03-25-11	0	CRB
BUILDING	230990	TESTING, ADJUSTING AND BALANCING	SPEC	03-25-11	0	CRB
		DIVISION 23 - ELECTRICAL
BUILDING	238313	RADIANT HEATING ELECTRIC CABLES	SPEC	03-25-11	0	CRB
		DIVISION 26 - ELECTRICAL
BUILDING	260126	MAINTENANCE TESTING OF ELECTRICAL SYSTEMS	SPEC	03-25-11	0	CRB
BUILDING	260500	BASIC ELECTRICAL REQUIREMENTS	SPEC	03-25-11	0	CRB
BUILDING	260505	BASIC ELECTRICAL MATERIALS AND METHODS	SPEC	03-25-11	0	CRB
BUILDING	260519	CONDUCTORS AND CABLES	SPEC	03-25-11	0	CRB
BUILDING	260526	GROUNDING AND BONDING FOR ELECTRICAL SYSTEMS	SPEC	03-25-11	0	CRB
BUILDING	260533	RACEWAYS	SPEC	03-25-11	0	CRB
BUILDING	260534	ELECTRICAL BOXES AND FITTINGS	SPEC	03-25-11	0	CRB
BUILDING	260536	CABLE TRAYS FOR ELECTRICAL SYSTEMS	SPEC	03-25-11	0	CRB
BUILDING	260543	ELECTRICAL UNDERGROUND DUCTS AND MANHOLES	SPEC	03-25-11	0	CRB
BUILDING	260660	ELECTRICAL REQUIREMENTS FOR PACKAGED EQUIPMENT	SPEC	03-25-11	0	CRB
BUILDING	260923	LIGHTING CONTROL DEVICES	SPEC	03-25-11	0	CRB
BUILDING	262200	LOW VOLTAGE TRANSFORMERS	SPEC	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	262300	SWITCHGEAR	SPEC	03-25-11	0	CRB
BUILDING	262416	PANELBOARDS	SPEC	03-25-11	0	CRB
BUILDING	262419	MOTOR CONTROL CENTERS	SPEC	03-25-11	0	CRB
BUILDING	262500	ENCLOSED BUS ASSEMBLIES	SPEC	03-25-11	0	CRB
BUILDING	262726	WIRING DEVICES	SPEC	03-25-11	0	CRB
BUILDING	262813	FUSES	SPEC	03-25-11	0	CRB
BUILDING	262816	CIRCUITS AND MOTOR DISCONNECTS	SPEC	03-25-11	0	CRB
BUILDING	262818	CIRCUIT BREAKERS	SPEC	03-25-11	0	CRB
BUILDING	262913	ENCLOSED CONTROLLERS	SPEC	03-25-11	0	CRB
BUILDING	262923	VARIABLE FREQUENCY CONTROLLERS	SPEC	03-25-11	0	CRB
BUILDING	263323	CENTRAL BATTERY INVERTERS	SPEC	03-25-11	0	CRB
BUILDING	263353	STATIC UNINTERRUPTIBLE POWER SUPPLY	SPEC	03-25-11	0	CRB
BUILDING	264113	LIGHTNING PROTECTION SYSTEMS	SPEC	03-25-11	0	CRB
BUILDING	265113	INTERIOR LIGHTING FIXTURES, LAMPS, AND BALLASTS	SPEC	03-25-11	0	CRB
BUILDING	265600	EXTERIOR LIGHTING	SPEC	03-25-11	0	CRB
BUILDING	265616	ROADWAY AND PARKING AREA LIGHTING	SPEC	03-25-11	0	CRB
		DIVISION 27 — ELECTRICAL
BUILDING	275116	PUBLIC ADDRESS AND MASS NOTIFICATION SYSTEMS	SPEC	03-25-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
		DIVISION 28 - ELECTRICAL
BUILDING	281300	ACCESS CONTROL	SPEC	03-25-11	0	CRB
BUILDING	281305	DOOR INTERLOCK CONTROL SYSTEMS	SPEC	03-25-11	0	CRB
BUILDING	283100	FIRE DETECTION AND ALARM	SPEC	03-25-11	0	CRB
		DIVISION 33 - ELECTRICAL
BUILDING	337119.13	ELECTRICAL MANHOLES AND HANDHOLES	SPEC	03-25-11	0	CRB
		DIVISION 22, 31, 32, 33 - SITE / CIVIL
BUILDING	221113	FACILITY WATER DISTRIBUTION PIPING	SPEC	03-11-11	0	CRB
BUILDING	221313	FACILITY SANITARY SEWERS	SPEC	03-11-11	0	CRB
BUILDING	311000	SITE CLEARING	SPEC	03-11-11	0	CRB
BUILDING	312000	EARTH MOVING	SPEC	03-11-11	0	CRB
BUILDING	312319	DEWATERING	SPEC	03-11-11	0	CRB
BUILDING	313116	TERMITE CONTROL	SPEC	03-11-11	0	CRB
BUILDING	321216	ASPHALT PAVING	SPEC	03-11-11	0	CRB
BUILDING	321313	CONCRETE PAVING	SPEC	03-11-11	0	CRB
BUILDING	321373	CONCRETE PAVING JOINT SEALANTS	SPEC	03-1111	0	CRB
BUILDING	328400	IRRIGATION	SPEC	03-11-11	0	CRB
BUILDING	329200	TURF AND GRASSES	SPEC	03-11-11	0	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	329300	PLANTS	SPEC	03-11-11	0	CRB
BUILDING	330500	COMMON WORK RESULTS FOR UTILITIES	SPEC	03-11-11	0	CRB
BUILDING	334100	STORM UTILITY DRAINAGE PIPING	SPEC	03-1111	0	CRB
		DIVISION 40 - INSTRUMENTATION AND CONTROLS
BUILDING	409010	BASIC INSTRUMENTATION AND CONTROLS REQUIREMENTS	SPEC	03-25-11	0	CRB
BUILDING	409040	I&C DEMOLITION	SPEC	03-25-11	0	CRB
BUILDING	409050	BASIC INSTRUMENTATION AND CONTROLS MATERIALS AND METHODS	SPEC	03-25-11	0	CRB
BUILDING	409100	INSTRUMENT INDEX	SPEC	03-25-11	0	CRB
BUILDING	409100	INSTRUMENT INDEX APPENDICES: A1, A2, A3, B1, B2, B3, C1, C2, C3	SPEC	03-25-11	0	CRB
BUILDING	409150	INSTRUMENT WIRE AND CABLE	SPEC	03-25-11	0	CRB
BUILDING	409200	PNEUMATIC INSTRUMENT TUBING	SPEC	03-25-11	0	CRB
BUILDING	409300	INSTRUMENT CALIBRATION AND COMMISSIONING	SPEC	03-25-11	0	CRB
BUILDING	409350	CONTROL PANELS	SPEC	03-25-11	0	CRB
BUILDING	409400	PC BASED OPERATOR INTERFACE SYSTEMS	SPEC	03-25-11	0	CRB
BUILDING	409500	PROCESS CONTROL SYSTEMS - PLC BASED	SPEC	03-25-11	0	CRB
BUILDING	409501	PROCESS CONTROL SYSTEMS - DCS BASED	SPEC	03-25-11	0	CRB
BUILDING	409502	MONITOR SYSTEM - PLC BASED	SPEC	03-25-11	0	CRB
		DIVISION 45 - PROCESS

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
BUILDING	458070	WASTE PH NEUTRALIZATION SYSTEM	SPEC	03-25-11	0	CRB

PARKING DECK DRAWINGS

Facility	No.	Document Title	Document Type	Revision Date	Revision No.	Prepared By
GENERAL
PARKING DECK	PDG0-01	COVER SHEET	DWG	03-08-11	B	CRB
PARKING DECK	PDG0-03	OPEN CALCULATIONS	DWG	03-08-11	00.A	CRB
PARKING DECK	PDG0-05	LIFE SAFETY PLAN	DWG	03-08-11	00.C	CRB
STRUCTURE
PARKING DECK	PDS0-01	STRUCTURAL GENERAL NOTES	DWG	03-08-11	D	CRB
PARKING DECK	PDS0-02	STRUCTURAL GENERAL NOTES	DWG	03-08-11	D	CRB
PARKING DECK	PDS1-015	FOUNDATION PLAN	DWG	03-08-11	D	CRB
PARKING DECK	PDS1-115	SLAB-ON-GRADE PLAN	DWG	03-08-11	D	CRB
PARKING DECK	PDS1-215	FRAMING PLAN LEVEL P2	DWG	03-08-11	E	CRB
PARKING DECK	PDS1-315	FRAMING PLAN LEVEL P3	DWG	03-08-11	D	CRB
PARKING DECK	PDS1-415	FRAMING PLAN LEVEL P4	DWG	03-08-11	D	CRB
PARKING DECK	PDS1-515	FRAMING PLAN LEVEL P5	DWG	03-08-11	D	CRB
PARKING DECK	PDS3-01	STRUCTURAL SECTIONS (SHEET 1 OF 2)	DWG	03-08-11	D	CRB
PARKING DECK	PDS3-02	STRUCTURAL SECTIONS (SHEET 2 OF 2)	DWG	03-08-11	D	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
PARKING DECK	PDS4-01	ENLARGED FOUNDATION PLAN	DWG	03-08-11	B	CRB
PARKING DECK	PDS4-11	ENLARGED PLANS STAIR 01	DWG	03-08-11	B	CRB
PARKING DECK	PDS4-12	ENLARGED PLANS STAIR 02	DWG	03-08-11	B	CRB
PARKING DECK	PDS4-14	ENLARGED PV FRAMING PLAN	DWG	03-08-11	B	CRB
PARKING DECK	PDS5-00	FOUNDATION DETAILS	DWG	03-08-11	C	CRB
PARKING DECK	PDS5-01	FOUNDATION DETAILS	DWG	03-08-11	B	CRB
PARKING DECK	PDS5-02	SLAB-ON-GRADE DETAILS	DWG	03-08-11	C	CRB
PARKING DECK	PDS5-10	PRECAST DETAILS	DWG	03-08-11	B	CRB
PARKING DECK	PDS5-11	PRCST DETAILS (2 OF 3)	DWG	03-08-11	B	CRB
PARKING DECK	PDS5-12	PRECAST DETAILS (3 OF 3)	DWG	03-08-11	B	CRB
PARKING DECK	PDS5-20	WATERPROOFING AND SEALANT DETAILS	DWG	03-08-11	B	CRB
PARKING DECK	PDS5-21	MISCELLANEOUS DETAILS	DWG	03-08-11	B	CRB
PARKING DECK	PDS6-00	RETAINING WALL SCHEDULE	DWG	03-08-11	C	CRB
PARKING DECK	PDS7-00	PV FRAMING DETAILS	DWG	03-08-11	B	CRB
PARKING DECK	PDS7-01	PV FRAMING DETAILS	DWG	03-08-11	B	CRB
PARKING DECK	PDS7-02	MISCELLANEOUS STEEL FRAMING PLAN AND DETAILS (SHEET 1 OF 2)	DWG	03-08-11	B	CRB
PARKING DECK	PDS7-03	MISCELLANEOUS STEEL FRAMING PLAN AND DETAILS (SHEET 2 OF 2)	DWG	03-08-11	B	CRB
ARCHITECTURE

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
PARKING DECK	PDA0-01	ARCH. GENERAL NOTES, SYMBOLS, & ABBREVIATIONS	DWG	03-08-11	00.C	CRB
PARKING DECK	PDA1-115	FLOOR PLAN – LEVEL P1	DWG	03-08-11	00.C	CRB
PARKING DECK	PDA1-215	FLOOR PLAN – LEVEL P2	DWG	03-08-11	00.C	CRB
PARKING DECK	PDA1-315	FLOOR PLAN – LEVEL P3	DWG	03-08-11	00.C	CRB
PARKING DECK	PDA1-415	FLOOR PLAN – LEVEL P4	DWG	03-08-11	00.C	CRB
PARKING DECK	PDA1-515	FLOOR / ROOF PLAN LEVEL P5	DWG	03-08-11	00.C	CRB
PARKING DECK	PDA2-00	EXTERIOR ELEVATIONS	DWG	03-08-11	00.C	CRB
PARKING DECK	PDA3-00	BUILDING SECTIONS	DWG	03-08-11	00.C	CRB
PARKING DECK	PDA3-10	WALL SECTIONS	DWG	03-08-11	00.C	CRB
PARKING DECK	PDA3-11	WALL SECTIONS	DWG	03-08-11	00.C	CRB
PARKING DECK	PDA3-12	WALL SECTIONS	DWG	03-08-11	00.C	CRB
PARKING DECK	PDA4-00	STAIR 1 PLANS AND SECTION	DWG	03-08-11	00.A	CRB
PARKING DECK	PDA4-01	STAIR 2 PLANS AND SECTION	DWG	03-08-11	00.A	CRB
PARKING DECK	PDA4-02	ELEVATOR 1 PLANS AND SECTION	DWG	03-08-11	00.A	CRB
PARKING DECK	PDA5-02	PLAN DETAILS	DWG	03-08-11	00.A	CRB
PARKING DECK	PDA5-03	PLAN DETAILS	DWG	03-08-11	00.A	CRB
PARKING DECK	PDA5-10	SECTION DETAILS	DWG	03-08-11	00.A	CRB
PARKING DECK	PDA5-11	SECTION DETAILS	DWG	03-08-11	00.A	CRB
PARKING DECK	PDA6-00	DOOR SCHEDULE	DWG	03-08-11	00.A	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
STRIPING AND SIGNAGE
PARKING DECK	PDTR1-115	STRIPING & SIGNING PLAN LEVEL P1	DWG	03-08-11	E	CRB
PARKING DECK	PDTR1-215	STRIPING & SIGNING PLAN LEVEL P2	DWG	03-08-11	E	CRB
PARKING DECK	PDTR1-315	STRIPING & SIGNING PLAN LEVEL P3	DWG	03-08-11	E	CRB
PARKING DECK	PDTR1-415	STRIPING & SIGNING PLAN LEVEL P4	DWG	03-08-11	E	CRB
PARKING DECK	PDTR1-515	STRIPING & SIGNING PLAN LEVEL P5	DWG	03-08-11	E	CRB
PARKING DECK	PDTR5-01	STRIPING AND SIGNING DETAILS	DWG	03-08-11	A	CRB
PARKING DECK	PDTR5-02	STRIPING AND SIGNING DETAILS	DWG	03-08-11	A	CRB
PARKING DECK	PDTR5-03	STRIPING AND SIGNING DETAILS	DWG	03-08-11	A	CRB
PARKING DECK	PDTR5-04	STRIPING AND SIGNING DETAILS	DWG	03-08-11	A	CRB
MECHANICAL
PARKING DECK	PDM0-01	MECHANICAL SYMBOLS AND ABBREVIATIONS	DWG	03-08-11	00.B	CRB
PARKING DECK	PDM1-01	MECHANICAL PLAN OVERALL	DWG	03-08-11	00.B	CRB
PLUMBING
PARKING DECK	PDP0-01	PLUMBING SYMBOLS AND ABBREVIATIONS	DWG	03-08-11	00.B	CRB
PARKING DECK	PDP1-115	PLUMBING PLAN LEVEL P1	DWG	03-08-11	00.B	CRB
PARKING DECK	PDP1-215	PLUMBING PLAN LEVEL P2	DWG	03-08-11	00.B	CRB
PARKING DECK	PDP1-315	PLUMBING PLAN LEVEL P3	DWG	03-08-11	00.C	CRB
PARKING DECK	PDP1-415	PLUMBING PLAN LEVEL P4	DWG	03-08-11	00.B	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
PARKING DECK	PDP1-515	PLUMBING PLAN LEVEL P5	DWG	03-08-11	00.B	CRB
PARKING DECK	PDP5-01	PLUMBING DETAILS	DWG	03-08-11	00.B	CRB
PARKING DECK	PDP5-02	PLUMBING DETAILS	DWG	03-08-11	00.A	CRB
FIRE PROTECTION
PARKING DECK	SPEC0-01	FIRE PROTECTION SYMBOLS AND ABBREVIATIONS	DWG	03-01 -11	00.B	CRB
PARKING DECK	SPEC1-115	FIRE PROTECTION PLAN LEVEL P1	DWG	03-08-11	00.B	CRB
PARKING DECK	SPEC1-215	FIRE PROTECTION PLAN LEVEL P2	DWG	03-08-11	00.B	CRB
PARKING DECK	SPEC1-315	FIRE PROTECTION PLAN LEVEL P3	DWG	03-08-11	00.C	CRB
PARKING DECK	SPEC1-415	FIRE PROTECTION PLAN LEVEL P4	DWG	03-08-11	00.B	CRB
PARKING DECK	SPEC1-515	FIRE PROTECTION PLAN LEVEL P5	DWG	03-08-11	00.B	CRB
PARKING DECK	SPEC5-01	FIRE PROTECTIONS DETAILS	DWG	03-08-11	00.B	CRB
ELECTRICAL
PARKING DECK	PDE0-01	ELECTRICAL LEGEND	DWG	03-08-11	B	CRB
PARKING DECK	PDE1-015	ELECTRICAL SITE PLAN LEVEL P1	DWG	03-08-11	A	CRB
PARKING DECK	PDE1-115	ELECTRICAL PLAN LEVEL P1	DWG	03-08-11	B	CRB
PARKING DECK	PDE1-215	ELECTRICAL PLAN LEVEL P2	DWG	03-08-11	B	CRB
PARKING DECK	PDE1-315	ELECTRICAL PLAN LEVEL P3	DWG	03-08-11	C	CRB
PARKING DECK	PDE1-415	ELECTRICAL PLAN LEVEL P4	DWG	03-08-11	B	CRB
PARKING DECK	PDE1-515	ELECTRICAL PLAN LEVEL P5	DWG	03-08-11	B	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
PARKING DECK	PDE4-01	ENLARGED ELECTRICAL PLANS	DWG	03-08-11	B	CRB
PARKING DECK	PDE5-01	ELECTRICAL DETAILS	DWG	03-08-11	B	CRB
PARKING DECK	PDE5-02	ELECTRICAL DETAILS	DWG	03-08-11	A	CRB
PARKING DECK	PDE6-01	ELECTRICAL RISERS	DWG	03-08-11	B	CRB
PARKING DECK	PDE6-02	ELECTRICAL SCHEDULES	DWG	03-08-11	B	CRB

PARKING DECK SPECIFICATIONS

Facility	No.	Document Title	Document Type	Revision Date	Revision No.	Prepared By
		DIVISION 03 - CONCRETE
PARKING DECK	030130	MAINTENANCE OF CAST-IN-PLACE CONCRETE	SPEC	03-08-11	A	CRB
PARKING DECK	033000	CAST-IN-PLACE CONCRETE	SPEC	03-08-11	A	CRB
PARKING DECK	034100	PRECAST STRUCTURAL CONCRETE	SPEC	03-08-11	A	CRB
		DIVISION 04 - MASONRY
PARKING DECK	042200	CONCRETE UNIT MASONRY	SPEC	02-28-11	A	CRB
		DIVISION 05 - METALS				CRB
PARKING DECK	051200	STRUCTURAL STEEL FRAMING	SPEC	03-08-11	A	CRB
PARKING DECK	054000	COLD FORMED METAL FRAMING	SPEC	03-08-11	A	CRB
PARKING DECK	055000	METAL FABRICATIONS	SPEC	03-08-11	A	CRB
PARKING DECK	055220	BARRIER CABLE APPLICATIONS	SPEC	03-08-11	A	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
PARKING DECK	057300	DECORATIVE METAL RAILINGS	SPEC	03-08-11	A	CRB
		DIVISION 06 - WOOD, PLASTICS,
		AND COMPOSITES
PARKING DECK	061000	ROUGH CARPENTRY	SPEC	03-08-11	A	CRB
PARKING DECK	061600	SHEATHING	SPEC	03-08-11	A	CRB
		DIVISION 07 – THERMAL AND
		MOISTURE PROTECTION
PARKING DECK	071113	BITUMINOUS DAMPPROOFING	SPEC	03-08-11	A	CRB
PARKING DECK	071326	SELF-ADHERING SHEET WATERPROOFING	SPEC	03-08-11	A	CRB
PARKING DECK	071800	TRAFFIC COATINGS	SPEC	03-08-11	A	CRB
PARKING DECK	071900	WATER REPELLENTS	SPEC	03-08-11	A	CRB
PARKING DECK	072713	MODIFIED BITUMINOUS SHEET AIR BARRIERS	SPEC	03-08-11	A	CRB
PARKING DECK	074213	METAL WALL PANELS	SPEC	03-08-11	A	CRB
PARKING DECK	074216	INSULATED-CORE METAL WALL PANELS	SPEC	03-08-11	A	CRB
PARKING DECK	074243	COMPOSITE WALL PANELS	SPEC	03-08-11	A	CRB
PARKING DECK	075323	ETHYLENE-PROPYLENE-DIENE- MONOMER (EPDM) ROOFING	SPEC	03-08-11	A	CRB
PARKING DECK	077100	ROOF SPECIALTIES	SPEC	03-08-11	A	CRB
PARKING DECK	079200	JOINT SEALANTS	SPEC	03-08-11	A	CRB
PARKING DECK	079500	EXPANSION CONTROL	SPEC	03-08-11	A	CRB
		DIVISION 08 – OPENINGS
PARKING DECK	081113	HOLLOW METAL DOORS AND FRAMES	SPEC	03-08-11	A	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
PARKING DECK	087100	DOOR HARDWARE	SPEC	03-08-11	A	CRB
		DIVISION 09 – FINISHES
PARKING DECK	093000	TILING	SPEC	03-08-11	A	CRB
PARKING DECK	099113	EXTERIOR PAINTING	SPEC	03-08-11	A	CRB
PARKING DECK	099150	TRAFFIC STRIPING PAINT	SPEC	03-08-11	A	CRB
		DIVISION 10 – SPECIALTIES
PARKING DECK	101400	INTERIOR SIGNAGE	SPEC	03-08-11	A	CRB
PARKING DECK	104413	FIRE EXTINGUISHER CABINETS	SPEC	03-08-11	A	CRB
PARKING DECK	104416	FIRE EXTINGUISHERS	SPEC	03-08-11	A	CRB
PARKING DECK	108233	ALUMINUM GRILLES	SPEC	03-08-11	A	CRB
		DIVISION 11 – EQUIPMENT
PARKING DECK	111200	PARKING CONTROL EQUIPMENT	SPEC	03-08-11	A	CRB
		DIVISION 14 – CONVEYING
		EQUIPMENT
PARKING DECK	142400	HYDRAULIC ELEVATOR	SPEC	02-22-11	0	CRB
		DIVISION 21 – FIRE SUPPRESSION
PARKING DECK	210517	SLEEVES AND SLEEVE SEALS FOR FIRE SUPPRESSION PIPING	SPEC	03-08-11	A	CRB
PARKING DECK	210518	ESCUTCHEONS FOR FIRE SUPPRESSION PIPING	SPEC	03-08-11	A	CRB
PARKING DECK	211200	FIRE-SUPPRESSION STANDPIPES	SPEC	03-08-11	A	CRB
		DIVISION 22 – PLUMBING

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
PARKING DECK	220513	COMMON MOTOR REQUIREMENTS FOR PLUMBING EQUIPMENT	SPEC	03-08-11	A	CRB
PARKING DECK	220517	SLEEVES ANS SLEEVE SEALS FOR PLUMBING PIPING	SPEC	03-08-11	A	CRB
PARKING DECK	220518	ESCUTCHEONS FOR FIRE PLUMBING PIPING	SPEC	03-08-11	A	CRB
PARKING DECK	220523	GENERAL-DUTY VALVES FOR PLUMBING	SPEC	03-08-11	A	CRB
PARKING DECK	220529	HANGERS AND SUPPORTS FOR PLUMBING PIPING AND EQUIPMENT	SPEC	03-08-11	A	CRB
PARKING DECK	220553	IDENTIFICATION FOR PLUMBING PIPING AND EQUIPMENT	SPEC	03-08-11	A	CRB
PARKING DECK	221116	DOMESTIC WATER PIPING	SPEC	03-08-11	A	CRB
PARKING DECK	221119	DOMESTIC WATER PIPING SPECIALTIES	SPEC	03-08-11	A	CRB
PARKING DECK	221413	STORM DRAINAGE PIPING	SPEC	03-08-11	A	CRB
PARKING DECK	221423	STORM DRAINAGE PIPING SPECIALTIES	SPEC	03-08-11	A	CRB
PARKING DECK	221429	SUMP PUMPS	SPEC	03-08-11	A	CRB
		DIVISION 23 – MECHANICAL
PARKING DECK	230553	IDENTIFICATION FOR HVAC PIPING AND EQUIPMENT	SPEC	03-08-11	A	CRB
PARKING DECK	233400	LOUVERS AND VENTS	SPEC	03-08-11	A	CRB
PARKING DECK	233413	AXIAL HVAC FANS	SPEC	03-08-11	A	CRB
PARKING DECK	238113	PACKAGED TERMINAL AIR- CONDITIONER	SPEC	03-08-11	A	CRB
PARKING DECK	238239	UNIT HEATERS	SPEC	03-08-11	A	CRB
		DIVISION 26 – ELECTRICAL
PARKING DECK	260500	COMMON WORK RESULTS FOR ELECTRICAL	SPEC	03-08-11	A	CRB

FACILITY	NUMBER	DOCUMENT TITLE	DOCUMENT TYPE	REVISION DATE	REVISION NUMBER	PREPARED BY
PARKING DECK	260519	LOW-VOLTAGE ELECTRICAL POWER CONDUCTORS AND CABLES	SPEC	03-08-11	A	CRB
PARKING DECK	260526	GROUNDING AND BONDING FOR ELECTRICAL SYSTEMS	SPEC	03-08-11	A	CRB
PARKING DECK	260529	HANGERS AND SUPPORTS FOR ELECTRICAL SYSTEMS	SPEC	03-08-11	A	CRB
PARKING DECK	260533	RACEWAYS AND BOXES FOR ELECTRICAL SYSTEMS	SPEC	03-08-11	A	CRB
PARKING DECK	260543	UNDERGROUND DUCTS AND RACEWAYS FOR ELECTRICAL SYSTEMS	SPEC	03-08-11	A	CRB
PARKING DECK	260553	IDENTIFICATION FOR ELECTRICAL SYSTEMS	SPEC	03-08-11	A	CRB
PARKING DECK	260923	LIGHTING CONTROL DEVICES	SPEC	03-08-11	A	CRB
PARKING DECK	260943	NETWORK LIGHTING CONTROLS	SPEC	03-08-11	A	CRB
PARKING DECK	262200	LOW-VOLTAGE TRANSFORMERS	SPEC	03-08-11	A	CRB
PARKING DECK	262416	PANELBOARDS	SPEC	03-08-11	A	CRB
PARKING DECK	262726	WIRING DEVICES	SPEC	03-08-11	A	CRB
PARKING DECK	262813	FUSES	SPEC	03-08-11	A	CRB
PARKING DECK	262816	ENCLOSED SWITCHES AND CIRCUIT BREAKERS	SPEC	03-08-11	A	CRB
PARKING DECK	264313	TRANSIENT-VOLTAGE SUPPRESSION FOR LOW VOLTAGE ELECTRICAL POWER CIRCUITS	SPEC	03-08-11	A	CRB

Exhibit A.2 List of Included RFIs United Therapeutics Phase II Expansion

RFI			DATE	DATE	DATE
NUMBER	SUBJECT	DISCIPLINE	CREATED	REQUIRED	ANSWERED
00001	Different Requirements in Specifications for the Building and Parking Deck	General	3/14/2011	3/17/2011	4/8/2011
00002	Conduit in Parking Deck and Lighting Fixture Schedule for Building	Electrical	3/16/2011	3/18/2011	3/16/2011
00003	Storm Drain Pipe Material Inside Building and Missing Lighting Note on EL1-104	Mechanical	3/16/2011	3/18/2011	3/17/2011
00004	Electrical Panelboard Distribution Schedule Clarifications	Electrical	3/17/2011	3/21/2011	3/17/2011
00005	Electrical and Lighting Fixture Clarifications	Electrical	3/17/2011	3/21/2011	3/18/2011
00006	Plumbing Clarifications	Plumbing	3/22/2011	3/25/2011	4/5/2011
00007	Electrical Clarifications	Electrical	3/22/2011	3/25/2011	3/22/2011
00008	Non Fire-rated Drywall Partition Heights	Architectural	3/22/2011	3/25/2011	3/30/2011
00009	Grading Plan for Fire Truck Access Road	Civil	3/23/2011	3/28/2011	4/6/2011
00010	Clearing for New Sidewalk at West Side of Building	Civil	3/23/2011	3/28/2011	4/5/2011
00011	Control System Clarifications	Controls System	3/24/2011	3/29/2011	3/30/2011
00012	Electrical and Lighting Questions	Electrical	3/29/2011	4/1/2011	4/5/2011
00013	Millwork Clarifications	Architectural	3/29/2011	4/1/2011	4/7/2011
00014	Structural Clarifications	Structural	3/29/2011	4/1/2011	4/7/2011
00015	Impact Rating for Division 08 Specs	Architectural	3/30/2011	4/8/2011	3/30/2011
00016	Millwork Clarifications	Architectural	3/31/2011	4/6/2011	4/5/2011
00017	Concrete Sealer	Structural	3/31/2011	4/6/2011	4/10/2011
00018	Elevator Clarifications	Elevator	3/31/2011	4/5/2011	4/10/2011
00019	Metal Wall Panel Clarifications	Architectural	4/1/2011	4/8/2011	4/10/2011
00020	Acceptable Erection Loads for Stairs	Structural	4/1/2011	4/6/2011	4/16/2011
00021	Humidifier and Plumbing Clarifications	Multiple	4/4/2011	4/11/2011	4/10/2011
00023	Elastomeric Coating in Parking Garage	General	4/5/2011	4/12/2011	4/10/2011
00024	Building Bollards	Architectural	4/5/2011	4/12/2011	4/7/2011
00025	Architectural Detail Clarifications	Architectural	4/6/2011	4/13/2011	4/22/2011
00026	I&C Clarifications	I&C	4/6/2011	4/13/2011	4/10/2011

1

RFI			DATE	DATE	DATE
NUMBER	SUBJECT	DISCIPLINE	CREATED	REQUIRED	ANSWERED
00027	Drawing S1-133: Sewer Line Encasement	Plumbing	4/7/2011	4/14/2011	4/11/2011
00028	Metal Panel Testing and Structural Steel Fireproofing	Multiple	4/8/2011	4/15/2011	4/13/2011
00029	Building Railing Clarifications	Architectural	4/8/2011	4/15/2011	4/13/2011
00030	Missing Vestibules on Finish Schedule, Interior Storefront Construction, and Door Hardware Sets	Architectural	4/12/2011	4/19/2011	4/13/2011
00031	Missing Stainless Steel Piping Specifications	Mechanical	4/12/2011	4/19/2011	4/20/2011
00032	Precast Concrete Clarifications for Parking Deck	Structural	4/12/2011	4/19/2011	4/18/2011
00034	Architectural Clarifications	Architectural	4/13/2011	4/20/2011	4/13/2011
00035	York Custom Built AHU as an Acceptable Alternate	Mechanical	4/13/2011	4/20/2011	4/13/2011
00036	Door Schedule Clarifications	Architectural	4/13/2011	4/20/2011	4/13/2011
00037	Deletion of New Sidewalk At West Side of Building	Architectural	4/13/2011	4/20/2011	5/20/2011
00038	Curtain Wall Clarifications	Architectural	4/14/2011	4/21/2011	4/20/2011
00039	Applied Fireproofing Hour Rating For Steel	Fire Protection	4/15/2011	4/22/2011	4/20/2011
00040	Drawing EP1-114: Note 1 for Double Type J Electrical Boxes	Electrical	4/15/2011	4/22/2011	5/17/2011
00041	Control System Clarifications	Controls System	4/15/2011	4/22/2011	4/25/2011
00042	Sheet Vinyl and Rubber Tile Flooring Spec	Architectural	4/18/2011	4/25/2011	4/25/2011
00043	Drawing ES1-01-D: Demo of Light Bollards Not Shown on Site Electrical Lighting Demo Plan	Electrical	4/19/2011	4/28/2011	4/25/2011
00044	Exterior Loading Dock Doors	Architectural	4/19/2011	4/26/2011	4/20/2011
00047	Drawing A5-01.9 Printing Issue	General	4/25/2011	5/2/2011	4/25/2011
00049	Potential Conduit Cover Issue at Fire Pump House Electric and Controls Conduit & Building Footing	Multiple	4/27/2011	5/4/2011	4/28/2011
00051	Fire Pump House Electric & Controls Conduit in Unsuitable Soils Area, NW Corner of Phase II Building	Multiple	5/2/2011	5/9/2011	5/20/2011
00052	Retaining Wall Block Type	Landscape	5/3/2011	5/10/2011	5/6/2011
00053	Angular Grid dimension between 15 and 14w. Reference S1-104 and CMC RFI 10001 SK-1	Structural	5/4/2011	5/11/2011	5/10/2011
00054	Confirm base plate size for C8-14.5, D4-14.5 and E3-14.5. Reference S5-28 and CMC RFI 10002 SK-1.	Structural	5/4/2011	5/11/2011	5/5/2011
00055	Structural steel note 5 on S0-02. Use oversize or slotted holes only where noted on the design	Structural	5/4/2011	5/11/2011	5/16/2011

2

RFI			DATE	DATE	DATE
NUMBER	SUBJECT	DISCIPLINE	CREATED	REQUIRED	ANSWERED
drawings.
00056	Parking Deck Elevator Shaft Height Conflict Due to Glass Doors Mechanism	Multiple	5/4/2011	5/11/2011	5/13/2011
00057	Use of setting nuts in lieu of steel wedges and shims for base and bearing plates.	Structural	5/4/2011	5/11/2011	5/10/2011
00059	Mechanical and Plumbing Clarifications	Mechanical	5/5/2011	5/12/2011	5/10/2011
00060	Single plate shear connections. Structural note 8.B on S0-02.	Structural	5/6/2011	5/13/2011	5/17/2011
00061	Grid dimensions based on existing building. S1- 213 Ph 2, S1-214 Ph 2, S1-211 Ph 1, S1-212 Ph 1.	Structural	5/9/2011	5/10/2011	5/10/2011
00062	NEC Code Compliance: Circuit Breaker Protection for Data Center Bus Duct Transformers	Electrical	5/9/2011	5/16/2011	5/10/2011
00063	Moment connections in the rotunda area (Horse shoe). S1-204 and S1-304	Structural	5/10/2011	5/11/2011	5/17/2011
00064	MCC pad detail on 5/S5-26.	Structural	5/11/2011	5/13/2011	5/20/2011
00065	Grout holes in base plates with shear lugs. 1/ S5- 27	Structural	5/11/2011	5/12/2011	5/12/2011
00066	Member size clarifications and required dimensions. S1-314, S1-303, S2-05, S1-213, and S1-304	Structural	5/11/2011	5/19/2011	5/23/2011
00067	Conflict between 1/S5-25 and 2/S5-27. Footing upper mat rebar and shear lug blockout.	Structural	5/12/2011	5/17/2011	5/13/2011
00071	Concrete Paving Thickness	Civil	5/12/2011	5/19/2011	5/23/2011
00072	09 3000 - Tiling Specification in Parking Garage Specs	Architectural	5/12/2011	5/19/2011	5/13/2011
00073	093033 - Stone Tiling Specification in Building Specs	Architectural	5/12/2011	5/19/2011	5/18/2011
00075	Stair Tread Construction for Warehouse Packaging Stair Tower	Architectural	5/12/2011	5/19/2011	5/18/2011
00076	Partition Walls Extended to Deck for Sound Attenuation	Architectural	5/12/2011	5/19/2011	5/21/2011
00077	Landscape Planters and Benches Shown on Drawing A1-104:	Landscape	5/12/2011	5/19/2011	5/23/2011
00078	Building Bollards	Architectural	5/12/2011	5/19/2011	5/20/2011
00079	Hazardous Waste Room Pit Waterproofing	Structural	5/12/2011	5/19/2011	5/19/2011
00080	Plaza Deck Paver Material at Pool	Architectural	5/12/2011	5/19/2011	5/19/2011
00081	Type T Lights in Gathering Area - Room 20418	Lighting	5/12/2011	5/19/2011	5/16/2011
00082	Water-based Epoxy Wall Coating	Architectural	5/12/2011	5/19/2011	5/21/2011

3

RFI			DATE	DATE	DATE
NUMBER	SUBJECT	DISCIPLINE	CREATED	REQUIRED	ANSWERED
00084	Parking Garage Hoistway Entrance Door Material	Elevator	5/12/2011	5/19/2011	5/17/2011
00085	Curved Interior Storefront	Architectural	5/12/2011	5/19/2011	5/19/2011
00086	Segmented Casework	Architectural	5/12/2011	5/19/2011	5/19/2011
00087	Irrigation in Playground Area	Landscape	5/12/2011	5/19/2011	5/23/2011
00088	Drawing PDS0-01: Epoxy Injection and Reinforcement Allowances in Parking Deck	Structural	5/13/2011	5/20/2011	5/18/2011
00089	Loading Dock Doors Size Change to 8’x10’	Architectural	5/13/2011	5/20/2011	5/13/2011
00091	Roofing R-Value and Installation Requirements	Architectural	5/13/2011	5/20/2011	5/19/2011
00093	Room 20417 Wall Construction	Architectural	5/16/2011	5/23/2011	5/19/2011
00094	Undercut necessary at the borrow pit West elevation - Daycare area.	Civil	5/16/2011	5/23/2011	5/17/2011
00095	Dimension Between Column Lines 14.4 & 14.5	Multiple	5/16/2011	5/23/2011	5/20/2011
00097	Axial loads in brace frames. S2-04	Structural	5/16/2011	5/23/2011	5/23/2011
00098	Drawing AR1-104: Ceiling Accessories and PWD Sub-ceiling System	Architectural	5/17/2011	5/20/2011	5/23/2011
00102	Building Foundation Drain	Civil	5/18/2011	5/25/2011	5/19/2011
00105	FAS Control System Clarifications	Controls System	5/20/2011	5/25/2011	5/21/2011
00109	EOS dimensions per S4-12 and S4-13	Structural	5/23/2011	5/26/2011	5/25/2011

4

Exhibit A.3

Clarifications
United Therapeutics Phase II Expansion

General

1.               The following items are not included in the GMP:

a.               Owner’s legal / administrative costs;

b.              Builders’ Risk insurance;

c.               United Therapeutics personnel relocation costs or swing space;

d.              Hazardous survey, abatement, and/or remediation;

e.               Third party independent and special testing and inspections;

f.                 Owner’s computers, printers, networks, PBX, etc.;

g.              Owner’s furniture, fixtures and equipment;

h.              Third-party Commissioning and validation services (we have included required support services)

i.                  Topographic and boundary surveys (we have included our construction survey and final surveys for site and building);

j.                  Utility company fees and charges for installation (gas, water, sewer, electric, cable, tele/data);

k.               Data cabling

l.                  Audio-visual, public address / paging and television systems

m.            Pool furniture

n.              AS/RS and related work

01 – DEMOLITION

1.               New or extended warrantees on existing materials, systems and equipment that are to be relocated are excluded. This involves but is not limited to:

a.               Metal panel exterior wall systems

b.              Cooler/Freezer Unit

c.               Down-flow booth

02 - SITEWORK

1.               An allowance of $[***] for the removal and replacement of unsuitable materials has been included.

2.               An allowance of $[***] for rock excavation using a hoe-ram (rock that is not able to be “ripped” by standard excavation equipment) has been included for the installation of the sanitary sewer only. It is assumed that the rock encountered for all other excavation activities will be rippable.

3.               Undercutting of footings is not included.

4.               Dewatering systems (both during construction and permanent) are not included. Casual dewatering during construction is included.

5.               Performing an ALTA survey has not been included.

03 – FOUNDATIONS

1.               N/A

04 – SUBSTRUCTURE

1.               N/A

1

05 – SUPERSTRUCTURE

1.               Architectural concrete finishes, special form liners, colored concrete is not included other than what is indicated at the parking deck.

2.               Drip pans under the pool slab and fountain piping are included.

06 – EXTERIOR SKIN

1.               Segmented exterior curtainwall (not curved) is included.

2.               Pool sun-shades to be provided by the Owner. We have included the connection detail to the structural column.

3.               Honing of the precast at the Parking Deck has not been included.

4.               A sealer has been included at the back exposed face of the black precast.

07 – ROOFING

1.               N/A

08 – INTERIOR CONSTRUCTION

1.               Only code-required signage has been included in the Building and for the Site Work. Signage for the Parking Deck is included per plans and specifications.

2.               Per discussions with the Architect, Devran epoxy paint system as indicated in RFI #82 will be used in lieu of the Saniglass system referenced in RFI #34.

09 – CONVEYING

1.               ThyssenKrupp requires a [***]% down-payment within 30 days after receipt of the subcontract agreement.

10 – SPECIAL CONSTRUCTION

1.               A total direct cost allowance of $[***] is included for the pool, the water features and the water fountain. Once we receive the answers to the related RFIs, we will provide actual pricing.

11 – PLUMBING / PROCESS PIPING

1.               Refer to 13 — HVAC below.

12 – FIRE PROTECTION

1.               Replacement of the existing fire pump impeller is included.

2.               If one spare tank of fire suppression gas (unconnected) is required, add $[***].

3.               Full room live system testing of fire suppression systems is not included.

13 – HVAC

1.               Hook up of the packaging equipment to clean dry air, water, supply or exhaust air systems is not included.

2.               All tie-ins to the existing piping systems are based upon existing valved future tie in points. Shut down of the existing HVAC wet pipe systems inclusive of refill and restart is not included.

3.               Opposite season inspection, or phased turnover testing and balancing work is not included.

4.               Reworking of the ductwork at AHU #5 in the existing building is included.

5.               To use 304 SS SA Duct at AHU017 — 023, add $[***].

6.               To use 304 SS Low Wall RA Drops at Pack Rooms, add $[***].

7.               To use SS RH Coils in lieu of Galvanized (Specified), add $[***].

414 – ELECTRICAL

1.               Work associated with the incoming utility company or service provider is not included.

2.               A direct cost of $[***] for photovoltaic arrays and modules is included.

2

3.               A single point connection for systems furniture is included. Power or telecommunication wiring within the base of the systems furniture is not included.

15 – JOBSITE MANAGEMENT

1.               No clarifications.

16 – PROJECT REQUIREMENTS

1.               No clarifications.

3

Exhibit C

Construction Managers Compensation
United Therapeutics Phase II Expansion

I.                 Construction Managers Fee

1.               The Contractor’s Fee: Base Fee of [***] Percent ([***]%) of the Cost of the Work. If the Owner and Architect determine that there is no punch list work required to be performed after Substantial Completion of the entire Work, the Contractor shall be entitled to a “Zero Defects Bonus” equal to [***] percent ([***]%) of the final Cost of the Work. The parties acknowledge that if the Zero Defects Bonus is earned by the Contractor, it shall be paid pursuant to Change Order as part of final payment.

II.             Self Performance of Work

The Construction Manager intends to self perform the following scope of work at the fixed labor rates in Attachment C.3.

•                  Drywall

•                  Safety & Protection

•                  Cleaning

•                  Rough Carpentry

•                  Installation of Doors, frames, hardware, and specialties

•                  Misc Concrete work (optional)

Per the Contract Documents, the Construction Manager must be able to demonstrate to the Owner’s reasonable satisfaction that self-performance of such Work by the Construction Manager will be at competitive terms, conditions and rates.

III.         Construction Managers Liability Insurance and Subguard Insurance fixed rates

1.               Construction Manager will be compensated for General Liability Insurance and Excess/Umbrella Liability Insurance at a fixed rate of [***]% of the Cost of the work less Construction Managers Fee. General Liability Insurance will be billed with the first requisition. Other insurance required to be provided by the Construction Manager pursuant to the terms of Exhibit D are included and subject to the approval of the Owner.

2.               Construction Manager will be compensated for Subguard insurance at a fixed rate of [***]% of the total Subcontracted Cost. Subguard insurance premiums will be billed with the first requisition.

1

Attachment C.1
Schedule of Values
United Therapeutics Phase II Expansion

SYSTEMS NUMBER	DESCRIPTION	BUILDING	GARAGE	TOTAL
1	DEMOLITION	[***]	N/A	[***]
2	SITEWORK	[***]	N/A	[***]
3	FOUNDATIONS	w/ Superstructure	w/ Superstructure	[***]
4	SUBSTRUCTURE	w/ Superstructure	w/ Superstructure	[***]
5	SUPERSTRUCTURE	[***]	[***]	[***]
6	EXTERIOR SKIN	[***]	[***]	[***]
7	ROOFING	[***]	[***]	[***]
8	INTERIOR CONSTRUCTION	[***]	[***]	[***]
9	CONVEYING	[***]	[***]	[***]
10	SPECIAL CONSTRUCTION	[***]	[***]	[***]
11	PLUMBING/PROCESS PIPING	[***]	[***]	[***]
12	FIRE PROTECTION	[***]	[***]	[***]
13	MECHANICAL	[***]	[***]	[***]
14	ELECTRICAL	[***]	[***]	[***]
15	JOBSITE MANAGEMENT	[***]	w/ Building	[***]
16	GENERAL REQUIREMENTS	[***]	w/ Building	[***]

	SUBTOTAL	$ [***]	$ [***]	$ [***]

	SubGuard Insurance	[***]	[***]	[***]
	Construction Manager’s Contingency	[***]	[***]	[***]
	Construction Manager’s Insurance	[***]	[***]	[***]
	Construction Manager’s Fee	[***]	[***]	[***]

	SUBTOTAL	$ [***]	$ [***]	$ [***]

	Preconstruction Services	[***]	w/Building	[***]

	GUARANTEED MAXIMUM PRICE	$ [***]	$ [***]	$49,940,043

1

Attachment C.2
General Conditions Summary
United Therapeutics Phase II Expansion

TOTAL GENERAL CONDITIONS
General Conditions	[***]
General Requirements	[***]
Total	[***]

TIMBERLINE BREAKDOWN - OVERALL
General Conditions	[***]
Misc Safety equipment & Materials	[***]
Fire extinguishers	[***]
First Aid supplies and equipment	[***]
Total Jobsite Requirements	[***]

General Requirements	[***]
Misc Safety equipment & Materials	[***]
Fire extinguishers	[***]
First Aid supplies and equipment	[***]
Total Project Requirements	[***]

Total General Conditions	[***]

TIMBERLINE BREAKDOWN - DETAIL
Staffing	[***]
Temporary Facilities	[***]
General Expenses	[***]
Jobsite Management	[***]

Protection & Safety	[***]
Cleaning	[***]
Temporary Utilities	[***]
Project Requirements	[***]

Total General Conditions	[***]

Attachment C.2
General Conditions Details
United Therapeutics Phase II Expansion

SYS
NO.	DESCRIPTION	QUANTITY	UNIT	UNIT COST	SUBTOTAL	##	TOTAL	CATEGORY
GENERAL CONDITIONS COSTS
15	Jobsite Management
	C.M. Staff
	Project Executive	0.0	mh			—
	Project Sponsor	0.0	wk			—
	Senior Project Manager (Holst)	67.0	wk	[***]	[***]	[***]		staffing
	Project Manager (Johns)	69.3	wk	[***]	[***]	[***]		staffing
	Project Engineer #1 (Alfaro)	73.6	wk	[***]	[***]	[***]		staffing
	Project Engineer #2 (Pepple)	67.0	wk	[***]	[***]	[***]		staffing
	Project Engineer #3 (TBD) - ETOPS	66.3	wk	[***]	[***]	[***]		staffing
	General Superintendent	52.0	wk	[***]	[***]	[***]		staffing
	Superintendent (Frey)	67.0	wk	[***]	[***]	[***]		staffing
	MEP Coordinator (TBD)	52.0	wk	[***]	[***]	[***]		staffing
	FOC (David)	77.6	wk	[***]	[***]	[***]		staffing
	Commissioning PM (Sterritt)	17.3	wk	[***]	[***]	[***]		staffing
	Safety Coordinator	11.0	wk	[***]	[***]	[***]		staffing
	BIM Engineering	56.0	wk	[***]	[***]	[***]		staffing
	Procurement	12.0	wk	[***]	[***]	[***]		staffing
	Project Accountant	15.0	wk	[***]	[***]	[***]		staffing
	SUBTOTAL: C.M. Staff				[***]

	Jobsite Office
	Office - DPR & Architect	16.0	mo	[***]	[***]	[***]		temporary facilities
	Break Trailer/ Field Office	13.0	mo	[***]	[***]	[***]		temporary facilities
	Jobsite Set-up/take down	1.0	ls	[***]	[***]	[***]		temporary facilities
	Field & Break Trailer furniture	1.0	ls	[***]	[***]	[***]		temporary facilities
	Copy Machine	16.0	mo	[***]	[***]	[***]		temporary facilities
	Computer	140.8	mm	[***]	[***]	[***]		temporary facilities
	Network & Server/ Wireless Access	16.0	mo	[***]	[***]	[***]		temporary facilities
	T1 Line set up and charges		mo			w/ DPR office		temporary facilities
	Printers/Fax 2 ea	1.0	ls	[***]	[***]	[***]		temporary facilities
	Plotter		mo			not required		temporary facilities
	Jobsite Telephones					w/ cell phones		temporary facilities
	Jobsite Telephones-Service set up					w/ cell phones		temporary facilities
	Cell phone Monthly Cost	140.8	mm	[***]	[***]	[***]		temporary facilities
	Temporary Toilets (trailers)				W/trailers	W/trailers		temporary facilities
	Project Sign	1.0	ls	[***]	[***]	[***]		temporary facilities
	SUBTOTAL: Jobsite Office				[***]

	Jobsite Office Eq/Services
	Postage/Federal Express	16.0	mo	[***]	[***]	[***]		temporary facilities
	Offices upplies & consumables	16.0	mo	[***]	[***]	[***]		temporary facilities
	Meetings supplies & refreshments	16.0	mo	[***]	[***]	[***]		temporary facilities
	Progress Photographs/digital camera	1.0	ls	[***]	[***]	[***]		temporary facilities
	Reproduction costs	1.0	ls	[***]	[***]	[***]		general expenses
	ETOPS printing & binders	1.0	ls	[***]	[***]	[***]		general expenses
	SUBTOTAL: Jobsite Office Eq/Services				[***]

	SUBTOTAL: 15 - Jobsite Management						[***]

16	Jobsite Management Services
	Safety/Cleanup
	Jobsite Safety-labor					—	W/Gen Req’m & Direct work
	Misc Safety equipment & Materials	13.0	mo	[***]	[***]	[***]		safety
	Fire extinguishers	1.0	Ls	[***]	[***]	[***]		safety
	First Aid supplies and equipment	13.0	mo	[***]	[***]	[***]		safety
	Interim Cleanup -labor					—	W/Gen Req’m & Direct work
	Clean build protocol					—	W/Gen Req’m & Direct work
	Final Clean-up-building					—	W/Gen Req’m & Direct work
	Debris Boxes (to supplement trades)					—	W/Gen Req’m & Direct work
	Site Fencing					—	W/Gen Req’m & Direct work
	Guard Service					—	W/Gen Req’m & Direct work
	SUBTOTAL: Safety/Cleanup				[***]

	Temporary Services
	Living/travel-Per diem	1.0	ls	[***]	[***]	[***]		staffing
	Jobsite Vehicles (Supers trucks)	39.5	mo	[***]	[***]	[***]		staffing
	Car Allowances					—	W/rates
	Fuel	39.5	mo	[***]	[***]	[***]		staffing
	Temp utilities @ DPR trailers-set up					—	With Electrical
	Temporary Toilets	13.0	mo	[***]	[***]	[***]		general expenses
	Temp utilities @ DPR trailers-consumpt.					—	W/Gen Req’m & Direct work
	Temp. Electrical Set-up/take down Const.					—	With Electrical
	Temporary lighting-bldg & site					—	With Electrical
	Temporary Heat					—	W/direct work
	Construction Power Costs, set up					—	W/direct work
	Temporary Roads						W/direct work
	Protect finishes					—	W/Gen Req’m & Direct work

1

SYS
NO.	DESCRIPTION	QUANTITY	UNIT	UNIT COST	SUBTOTAL	##	TOTAL	CATEGORY
	Protect Equipment					—	W/Gen Req’m & Direct work
	Temporary Partitions						W/direct work
	Off site storage (if req’d)						W/direct work
	All hoisting/temp elev/cranes/etc						W/direct work
	SUBTOTAL: Temporary Services				[***]

	Site Conditions
	Site Surveyor - Registered (to be subcont.)					—	W/direct work
	Dust Control					—	W/Site work
	Wood Barricades/Signs@ trailer/bldg entry					—	W/Site work
	Flagman/Traffic Control (with trades as req’d)					—	With Trades as req’d
	Misc Yard Charges (with trades if req’d)					—	W/Site work
	Labor- Yard (with trades if req’d)					—	W/Site work
	Testing/Inspection-by Owner-3rd party inspect					—	W/Site work
	SUBTOTAL: Site Conditions				[***]

	SUBTOTAL: 16 - Jobsite Management Services						[***]

	SUBTOTAL: GENERAL CONDITIONS COSTS						[***]

16	General Requirements
	Safety/Cleanup
	Jobsite Safety-labor					—
	Labor months 1-3		mh	[***]		—	W/Site work
	Labor months 4-7, 1 carp FT	822.7	mh	[***]	[***]	[***]	To supplement Trades	safety
	Labor months 8-12, 1 carp FT	1,028.4	mh	[***]	[***]	[***]	To supplement Trades	safety
	Labor months 13, 1 carp FT	205.7	mh	[***]	[***]	[***]	To supplement Trades	safety
	Safety mat’l (rails, penetrations, stair, etc)	1.0	ls	[***]	[***]	[***]	To supplement Trades	safety
	Interim Cleanup -labor					—
	Labor months 1-3		mh	[***]		—	W/Site work
	Labor months 4-7, 2 laborers FT	1,385.6	mh	[***]	[***]	[***]	To supplement Trades	cleaning
	Labor months 8-12, 3 laborers FT	2,598.0	mh	[***]	[***]	[***]	To supplement Trades	cleaning
	Labor months 13-15, 2 laborers FT	0.0	mh	[***]		—	To supplement Trades	cleaning
	Final Clean-up-office	180,000.0	sf	[***]	[***]	[***]	Subcontract	cleaning
	Final Clean-up-warehouse	40,000.0	sf	[***]	[***]	[***]	Subcontract	cleaning
	Debris Boxes					—	To supplement Trades	cleaning
	Pulls months 1-3, 1 pulls/wk	13.0	Pulls	[***]	[***]	[***]		cleaning
	Pulls months 4-7, 1.5 pulls/wk	26.0	Pulls	[***]	[***]	[***]		cleaning
	Pulls months 8-12, 3 pulls/wk	65.0	Pulls	[***]	[***]	[***]		cleaning
	Pulls months 13, 3 pulls/wk	13.0	Pulls	[***]	[***]	[***]		cleaning
	Site Fencing					—	W/Site work
	Site Security Guard	6,136.0	mh	[***]	[***]	[***]		protection
	SUBTOTAL: Safety/Cleanup				[***]

	Temporary Services
	Temp utilities @ DPR trailers-consumpt.	13.0	mn			—	By Owner	temporary utilities
	Other					—
	Temp. Electrical Set-up/take down Const.					—	W/Electrical
	Temporary lighting-bldg & site						W/Electrical
	Temporary lighting-relamping					—	W/Electrical
	Temporary Heat					—	W/Concrete
	Tarps					—	W/Concrete
	Temp encl/equip labor (3 ea 50%PT)					—	W/Concrete
	Propane					—	W/Concrete
	Unit rental (4 units)					—	W/Concrete
	Construction Power Consumption
	Misc Generators	1.0	ls	[***]	[***]	[***]		temporary utilities
	Months 1-3	3.0	mn			—	By Owner	temporary utilities
	Months 4-7	4.0	mn			—	By Owner	temporary utilities
	Months 8-13	6.0	mn			—	By Owner	temporary utilities
	Permanent Power consumption (mn 16+)					—	By Owner
	Permanent Utility Consumption (gas, fuel, water, etc.)					—	By Owner
	Protect finishes	6.0	mn	[***]	[***]	[***]		protection
	Protect Equipment	5.0	mn	[***]	[***]	[***]		protection
	Protect flooring	1.0	Ls	[***]	[***]	[***]		protection
	Protect ceilings, walls					—	W/drywall	protection
	Protect Aquarium					—
	Off site storage (if req’d) 3,000sf warehouse					—
	All hoisting/temp elev/cranes/etc					—	W/all trades & equipment as nec.
	Temp freight elevator (extend warrantee)					—	W/elevators
	Trash Chute	6.0	mn	[***]	[***]	[***]		protection
	Misc hoisting				W/trades	W/trades
	SUBTOTAL: Temporary Services				[***]

	Site Conditions
	Site Surveyor - Registered (to be subcont.)				W/subcontracts	W/subcontracts
	Temporary Roads & parking					—	W/excavation/paving

2

SYS
NO.	DESCRIPTION	QUANTITY	UNIT	UNIT COST	SUBTOTAL	##	TOTAL	CATEGORY
	Dust Control & street cleaning					—	W/Site work
	Wood Barricades/Signs@ trailer/bldg entry					—	W/Site work
	Flagman/Traffic Control (with trades as req’d)					—	W/Site work
	Testing/Inspection-by Owner-3rd party inspect					—	By Owner
	SUBTOTAL: Site Conditions				[***]

	SUBTOTAL: GENERAL REQUIREMENTS COST						[***]

	TOTAL GENERAL CONDITIONS						[***]

3

ATTACHMENT C.3

FIXED RATES FOR LABOR

UNITED THERAPEUTICS, PHASE II EXPANSION

BILLING RATES

The following hourly rates are fully burdened and are effective through December 2012 as shown below.

Rates
Title	Hourly		Overtime	Double Time
Principal	$	[***]	Not Applicable	Not Applicable
Project Executive	$	[***]	Not Applicable	Not Applicable
Precon Leader	$	[***]	Not Applicable	Not Applicable
Precon Manager	$	[***]	Not Applicable	Not Applicable
Estimator	$	[***]	Not Applicable	Not Applicable
Estimating Assistant	$	[***]	Not Applicable	Not Applicable
MEP Estimator	$	[***]	Not Applicable	Not Applicable
MEP Coordinator	$	[***]	Not Applicable	Not Applicable
Senior Project Manager	$	[***]	Not Applicable	Not Applicable
Project Manager	$	[***]	Not Applicable	Not Applicable
Safety Coordinator	$	[***]	Not Applicable	Not Applicable
BIM Engineer	$	[***]	Not Applicable	Not Applicable
Senior Project Engineer	$	[***]	Not Applicable	Not Applicable
Project Engineer	$	[***]	Not Applicable	Not Applicable
Field Office Coordinator	$	[***]	Not Applicable	Not Applicable
Equipment Manager	$	[***]	Not Applicable	Not Applicable
Project Accountant	$	[***]	Not Applicable	Not Applicable
Tech Support	$	[***]	Not Applicable	Not Applicable
Senior Superintendent	$	[***]	Not Applicable	Not Applicable
Superintendent	$	[***]	Not Applicable	Not Applicable
Area Superintendent	$	[***]	Not Applicable	Not Applicable
Scheduler	$	[***]	Not Applicable	Not Applicable

Carpenter Foreman	$	[***]	$ [***]
Carpenter – Drywall/Finishes	$	[***]	$ [***]
Carpenter – Rough Carpentry	$	[***]	$ [***]
Labor Foreman	$	[***]	$ [***]
Laborer – Drywall/Finishes	$	[***]	$ [***]
Laborer – Cleanup/Safety	$	[***]	$ [***]

The composite rates defined herein are fixed as stipulated rates by agreement of the Owner and DPR Construction and include all statutory fringes, benefits, payroll taxes and insurance, and employee benefits. Notwithstanding any language in the Contract Documents to the contrary, these fixed rates shall, when multiplied by actual, allowable hours worked, constitute cost of the work, as that term is used in the Contract Documents, to calculate DPR Construction’s contract compensation and/or Change Order pricing for each labor classification and equipment item listed. Owner agrees to compensate DPR Construction’s labor solely in accordance with these fixed rates. Where Owner has the right under the Contract Documents to audit Contractor’s costs, such right with respect to these fixed rates shall be limited to auditing the quantity of labor hours worked and shall not include items of cost included in the fixed rates.

Contractor’s Fixed Rates are subject to increase on an annual basis on the anniversary date of the rates as shown above not to exceed 3% per annum. Value of such rate change is included in the GMP but shall not be required to be reimbursed pursuant to Change Order.

1

DPR CONSTRUCTION

Exhibit H

Construction Milestones/Schedules
United Therapeutics Phase II Expansion
May 25, 2011

Activity Name	Start	Finish
United Therapeutics Phase II Expansion		
Design		
100% Issued For Construction Documents	25-Mar-11	
Permits		
Site Permits	18-Apr-11	01-Jun-11
Building Permit	18-Apr-11	28-Apr-11
Foundation & Structure Permit	15-May-11	15-Jun-11
Procurement		
Early Bid Package Procurement	05-Apr-11	30-Apr-11
Complete Bid Package Procurement	01-May-11	30-Jul-11
Construction		
Sitework & Underground Utilities	05-Apr-11	15-Jun-11
Foundation & Underslab Utilities	02-Jun-11	28-Jul-11
Demolition & Construct Isolation Barriers	13-Jul-11	21-Sep-11
Structure & Slabs	29-Jul-11	21-Oct-11
Exterior Skin & Roof	19-Sep-11	06-Dec-11
Rough-In & Finishes	03-Oct-11	29-May-12
Parking Garage Construction	07-Nov-11	14-May-12
Inspections / Commissioning / Zero Defects		
Inspections & Commissioning	02-May-12	15-Jun-12
Substantial Completion		30-May-12
Final Completion		26-Jun-12

Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
26-Jun-12, United Therapeutics Phase II Expansi
25-Mar-11, Design
100% Issued For Construction Documents
15-Jun-11, Permits
Site Permits
Building Permit
Foundation & Structure Permit
30-Jul-11, Procurement
Early Bid Package Procurement
Complete Bid Package Procurement
29-May-12, Construction
Sitework & Underground Utilities
Foundation & Underslab Utilities
Demolition & Construct Isolation Barriers
Structure & Slabs
Exterior Skin & Roof
Rough-In & Finishes
Parking Garage Construction
26-Jun-12, Inspections / Commissioning / Zero I
Inspections & Commissioning
Substantial Completion
Final Completion

Remaining Level of Effort
Actual Work
Remaining Work
Critical Remaining Work

United Therapeutics Phase II Expansion

Exhibit H - Construction Milestones / Schedule

Page 1 of 1
Print Date: 25-May-11
Print Time: 04:54
Data Date: 25-Mar-11
Baseline: